Exhibit 10.2

THIRD AMENDED AND RESTATED

CAPACITY PURCHASE AGREEMENT

Among

United Airlines, Inc.,

Mesa Airlines, Inc.

AND

Mesa Air Group, Inc.

DATED AS OF DECEMBER 27, 2022

Exhibit 10.2

Table of Contents

Parties 1

Recitals 1

ARTICLE I DEFINITIONS 1

ARTICLE II

CAPACITY PURCHASE, SCHEDULES AND FARES 1

2.1
Capacity Purchase 1
2.2
Revenues 6
2.3
Pass Travel 6
2.4
Removal Events 7

ARTICLE III

CONTRACTOR COMPENSATION 11

3.1
Compensation for Carrier Controlled Costs 11
3.2
Incentive Program 11
3.3
Certain Payments as to E175LL Covered Aircraft 14
3.4
Expenses 14
3.5
Audit Rights; Financial Information 16
3.6
Billing and Payment 18
3.7
Government Assistance 32
3.8
Certain Reimbursement Obligations of United for Modification of CRJ900 Covered Aircraft for United Express Service 33

ARTICLE IV

CONTRACTOR OPERATIONS AND AGREEMENTS WITH UNITED 35

4.1
Crews, Etc 35
4.2
Governmental Regulations; Maintenance 37
4.3
Quality of Service 37
4.4
Regulatory Complaints 39
4.5
DOD Approval 39
4.6
Aircraft Ground Movement 39
4.7
Incidents or Accidents 40
4.8
Emergency Response 40
4.9
Safety Matters 41
4.10
Facilities 41
4.11
Codeshare Terms 44
4.12
Fuel Procurement and Fuel Services 44
4.13
Slots and Route Authorities 45

Exhibit 10.2

4.14
Code Share Limitation 46
4.15
Use of United Marks 46
4.16
Use of Contractor Marks 46
4.17
Catering Standards 47
4.18
Fuel Efficiency Program 47
4.19
Environmental 47
4.20
Early Brake Release 51
4.21
Ground Handling 52
4.22
IT Requirements 53
4.23
Maintenance Right to Bid 53
4.24
Landing Fees 53
4.25
Ground Support Equipment (GSE) 53
4.26
Ozone Monitoring 53
4.27
Block-Hour Requirement; Pilot Requirement; Designation of Non-Comp Aircraft 54
4.28
Training 58
4.29
Crew Base Locations 59

ARTICLE V

CERTAIN RIGHTS OF UNITED 59

5.1
Use of Covered Aircraft 59
5.2
Prohibited Transaction 59
5.3
Performance Discussions 60

ARTICLE VI INSURANCE 60

6.1
Minimum Insurance Coverages 60
6.2
Endorsements 61
6.3
Evidence of Insurance Coverage 62

ARTICLE VII INDEMNIFICATION 62

7.1
Contractor Indemnification of United 62
7.2
United Indemnification of Contractor 63
7.3
Indemnification Claims 64
7.4
Employer’s Liability; Independent Contractors; Waiver of Control 65
7.5
No Double Recovery 66
7.6
Survival 66

ARTICLE VIII

TERM, TERMINATION AND DISPOSITION OF AIRCRAFT 66

8.1
Term 66
8.2
Early Termination 66
8.3
Disposition of Aircraft During Wind-Down Period 68
8.4
Certain Other Remedies 70

ARTICLE IX

Exhibit 10.2

REPRESENTATIONS, WARRANTIES AND COVENANTS 76

9.1
Representations and Warranties of Contractor 76
9.2
Representations, Warranties and Covenants of United 79

ARTICLE X

CERTAIN AIRCRAFT-RELATED PROVISIONS 80

10.1
Right to Call 80
10.2
Extension of E175 Aircraft Term 86
10.3
Alternative Aircraft 87
10.4
Additional Aircraft 87
10.5
Covered Aircraft Leases 88
10.6
Lien; Subordination 89
10.7
New Aircraft Configuration 90
10.8
United’s Call Option on Certain Engines 90
10.9
Parked Covered Aircraft 92
10.11
Certain Material Terms as to Equity Issuance and Governance 94
10.12
E175LL Covered Aircraft Call Option 94

ARTICLE XI

MISCELLANEOUS 97

11.1
Notices 97
11.2
Binding Effect; Assignment 98
11.3
Amendment and Modification 98
11.4
Waiver 99
11.5
Interpretation 99
11.6
Confidentiality 99
11.7
Counterparts 100
11.8
Severability 100
11.9
Relationship of Parties 101
11.10
Entire Agreement; No Third Party Beneficiaries 101
11.11
Governing Law 101
11.12
Right of Set-Off 102
11.13
Cooperation with Respect to Reporting 102
11.14
Parent Guarantee 103
11.15
Arbitration 103
11.16
Unauthorized Payments 105

SCHEDULE 1: Covered Aircraft

SCHEDULE 2A: E175 Covered Aircraft Compensation for Carrier Controlled Costs SCHEDULE 2B: CRJ900 Covered Aircraft Compensation for Carrier Controlled Costs SCHEDULE 3: Pass-Through Costs

SCHEDULE 4: On-Time Adjustment SCHEDULE 5: Ownership Rate Schedule

Exhibit 10.2

SCHEDULE 6: Call Option Engines SCHEDULE 7: Loan Payment Amounts SCHEDULE 8: Certain CRJ900 Aircraft

EXHIBIT A: Definitions

EXHIBIT B: Terms of Codeshare Arrangements EXHIBIT C: Non-Revenue Pass Travel EXHIBIT D: Fuel Services

EXHIBIT E: Use of United Marks and Other Identification EXHIBIT F: Use of Contractor Marks

EXHIBIT G: Catering Standards EXHIBIT H: Fuel Efficiency Program EXHIBIT I: IT Requirements

EXHIBIT J: Aircraft Cleanliness and Refurbishment Standards EXHIBIT K: Parent Guarantee

EXHIBIT L: Letter of Agreement EXHIBIT M: Career Path Program for Pilots

EXHIBIT N: Safety Standards for United and United Express Carriers EXHIBIT O: Form of Assignment Agreement

EXHIBIT P: Charter Flight Operations EXHIBIT Q: Ground Handler Indemnity

EXHIBIT R: Certain Material Terms as to Equity Issuance and Governance EXHIBIT S: United Wi-Fi

Exhibit 10.2

THIRD AMENDED AND RESTATED CAPACITY PURCHASE AGREEMENT

This Third Amended and Restated Capacity Purchase Agreement (this “Agreement”), dated as of and effective December 27, 2022 (the “Effective Date”) is among United Airlines, Inc., a Delaware corporation (“United”), Mesa Airlines, Inc., a Nevada corporation (“Contractor”), and Mesa Air Group, Inc., a Nevada corporation (“Parent”).

WHEREAS, the parties previously entered into that certain Amended and Restated Capacity Purchase Agreement, dated as of November 26, 2019 (as amended, the “Amended Agreement”);

WHEREAS, the parties previously entered into that certain Second Amended and Restated Capacity Purchase Agreement, dated as of November 4, 2020 (as amended, the “Second Amended Agreement”);

WHEREAS, Contractor desires to perform Contractor Services pursuant to the terms hereof, and United desires to engage Contractor to perform such services, provided that the performance of such services is guaranteed by Parent;

WHEREAS, the parties have previously entered into the Ancillary Agreements (as defined herein), in each case as an integral part of this Agreement; and

WHEREAS, the Second Amended Agreement is hereby amended and restated in its entirety.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and obligations hereinafter contained, the parties agree to:

ARTICLE I DEFINITIONS

Capitalized terms used in this Agreement (including, unless otherwise defined therein, in the Schedules, Appendices and Exhibits to this Agreement) shall have the meanings set forth in Exhibit A hereto.

ARTICLE II

CAPACITY PURCHASE, SCHEDULES AND FARES

2.1
Capacity Purchase.

(a)
Contractor shall present each Covered Aircraft for service under this Agreement on the Actual In-Service Date determined with respect to such aircraft pursuant to Table 1 in Schedule 1 (for the E175 Covered Aircraft, other than E175LL Covered Aircraft), the Actual In-Service Date as determined pursuant to Note 1, clause (d) of

Exhibit 10.2

Table 2 in Schedule 1 (for the CRJ900 Covered Aircraft), and the E175LL

Committed In-Service Date set forth on Table 3 in Schedule 1 (for the E175LL Covered Aircraft), and for each day thereafter until the exit date set forth for such aircraft on the applicable table in Schedule 1 under the caption “Scheduled Exit Date”, as such date may be extended pursuant to Section 10.2 or Section 10.10 hereof, in each case unless such aircraft is earlier withdrawn from the terms of this Agreement or this Agreement is earlier terminated, and United agrees to purchase the capacity of each such Covered Aircraft for the period during which such Covered Aircraft is so presented for service, all under the terms and conditions set forth herein and for the consideration described in Article III. [***] Subject to the terms and conditions of this Agreement, Contractor shall provide all of the capacity of the Covered Aircraft solely to United and use the Covered Aircraft solely to operate the Scheduled Flights and as otherwise expressly provided herein, including without limitation in Section 3.6(c)(v). All Covered Aircraft operated by Contractor in the provision of Regional Airline Services to United under this Agreement shall be painted and otherwise outfitted in the aircraft livery as set forth in Section 8 of Exhibit E hereto. Contractor will do all things necessary to cause and assure, and will cause and assure, that it will at all times be and remain in custody and control of the Covered Aircraft and all other aircraft and equipment of, or operated by, Contractor and used in the performance of Contractor Services, and United and its directors, officers, employees, and agents shall not, for any reason, be deemed to be in custody or control, or a bailee, of any such aircraft or equipment. Contractor represents that the provisions of this Agreement setting the schedule for Contractor to begin to provide Regional Airline Services, including those set forth above and in Schedules 1 and 1A, afford sufficient time for Contractor to be able to provide such services in a safe and reliable manner consistent with the requirements set forth in Article IV and Exhibit N and as otherwise required by this Agreement, including without limitation sufficient time for Contractor to obtain all certifications, permits, licenses, certificates, exemptions, approvals, plans and insurance required in order for it to provide Regional Airline Services and for Contractor to train its flight and cabin crews, maintenance personnel and other staff as necessary for the safe and reliable provision of Regional Airline Services. Contractor acknowledges that United is relying on this representation in connection with entering into this Agreement.

(b)
Fares, Rules and Seat Inventory. United shall establish and publish all fares and related tariff rules for all seats on the Covered Aircraft. Contractor shall not publish any fares, tariffs, or related information for the Covered Aircraft. In addition, United shall have complete control over all seat inventory and inventory and revenue management decisions for the Covered Aircraft, including overbooking levels, discount seat levels and allocation of seats among various fare buckets.

(c)
Flight Schedules. United shall, in its sole discretion, establish and publish all schedules for the Covered Aircraft (such scheduled flights, together with Charter Flights, referred to herein as “Scheduled Flights”), including determining the city-

Exhibit 10.2

pairs served, frequencies, utilization and timing of scheduled arrivals and departures, and shall, in its sole discretion, make all determinations regarding the establishment and scheduling of any flights other than Scheduled Flights; provided that such schedules shall be subject to Reasonable Operating Constraints and Conditions and the provisions of this Section 2.1 and shall only provide for Scheduled Flights utilizing Available to Schedule Aircraft; and provided further that Contractor shall operate all Charter Flights in accordance with the provisions set forth on Exhibit P; and provided further that Scheduled Flights may include flights from a maintenance base to any Applicable Airport or from one Hub Airport to another Hub Airport. United shall also be entitled, in its sole discretion and at any time prior to takeoff, to direct Contractor to delay or cancel a Scheduled Flight, including without limitation for delays and cancellations that are ATC or weather related, and Contractor shall take all necessary action to give effect to any such direction; provided that, if United, following delivery of a Final Monthly Schedule for such calendar month, directs the cancellation of flights (each, a “United Directed Cancelled Flight” and collectively, the “United Directed Cancelled Flights”) and that flight cancellation is coded in United’s systems as a United initiated cancel then [***] Except as otherwise provided in the last sentence of this Section 2.1(c), any Scheduled Flight canceled at United’s direction shall be coded in accordance with United’s standard practices as an Uncontrollable Cancellation for all purposes hereunder. Contractor shall be entitled to make such maintenance, ferry and repositioning flights as may be required to facilitate the proper maintenance of the Covered Aircraft or to accommodate the Scheduled Flights. At least [***] calendar days prior to the first day of each month to which a proposed Final Monthly Schedule relates, United shall present a planned flight schedule for such month, together with a proposed Final Monthly Schedule for the following [***] months (the “Initial Proposed Monthly Schedule”). In addition, United may from time to time submit to Contractor a schedule of proposed block hours for future periods and request confirmation from Contractor as to its availability to operate the Covered Aircraft for such number of block hours, and Contractor shall respond in a timely manner to any such request (it being understood that, notwithstanding any such request or response, the Scheduled Flights shall operate in accordance with the applicable Final Monthly Schedule). United shall review and consider any changes to the planned flight schedule for the Covered Aircraft, including the Initial Proposed Monthly Schedule, suggested by Contractor. Not later than [***] calendar days prior to the beginning of the calendar month to which a proposed Final Monthly Schedule relates, United will deliver to Contractor the Final Monthly Schedule. Following such delivery of the Final Monthly Schedule, however, United may make such adjustments to such Final Monthly Schedule as it deems appropriate (subject to Reasonable Operating Constraints and Conditions); provided that such adjustments by United shall not require more flight crew resources to operate the Final Monthly Schedule, based on reasonable flight crew requirements, than the flight crew resources that would have been necessary to operate the Initial Proposed Monthly Schedule. In addition, if, after such delivery of the Final Monthly Schedule, United decides to adjust the Final Monthly Schedule by removing a flight either (x) at

Exhibit 10.2

Contractor’s request or (y) because United reasonably determines, in good faith, that

(I) (after having consulted directly with a designated point of contact with Contractor in an effort to resolve any concerns regarding Contractor’s ability to perform) such flight would have resulted in a Controllable Cancellation and (II) Contractor has not acted in accordance with, or complied with United Express’s standard and/or customary operating policy and/or past practices in promptly and accurately, to the best of its knowledge, notifying United of Contractor’s ability to perform such flight, then, in each case of clause (x) and (y), notwithstanding the removal of such flight from the Final Monthly Schedule, such flight shall be deemed to have resulted in a Controllable Cancellation for all purposes hereunder.

(d)
Spare Aircraft. Notwithstanding anything to the contrary contained in this Section 2.1 but subject to the provisions below in this Section 2.1(d) and also subject to Section 10.9, at any time from time to time, (A) with respect to E175 Covered Aircraft, Contractor shall maintain the number of spare regional jet aircraft [***] The aircraft constituting spare aircraft in accordance with this Section 2.1 at any given time shall be, collectively, the “Spare Aircraft.” Contractor shall select the specific aircraft that shall constitute the Spare Aircraft, in a proportion that complies with United’s instructions, and Contractor shall be entitled to use the Spare Aircraft in Contractor’s reasonable discretion to replace another regional jet aircraft in the operation of a flight scheduled in the Final Monthly Schedule; provided, however, that, notwithstanding anything to the contrary in this Agreement, without United’s prior written consent or unless as directed otherwise by United in writing, (x) Contractor shall not operate a Spare Aircraft for a Scheduled Flight if such Spare Aircraft’s aircraft type is not identical to the aircraft type for the aircraft originally scheduled to operate such Scheduled Flight, and (y) Contractor shall not operate an E175LL Spare Aircraft for a Scheduled Flight originally scheduled for an E175 Covered Aircraft. Notwithstanding anything in the preceding sentence to the contrary, if Contractor and United mutually agree in writing that Spare Aircraft has not been evenly distributed throughout the network flown by Contractor (i.e., if all Spares are E175LL Spare Aircraft), then Contractor may operate an E175LL Spare Aircraft for a Scheduled Flight originally scheduled for an E175 Covered Aircraft. In addition, subject to applicable Reasonable Operating Constraints and Conditions, Contractor shall use such Spare Aircraft to operate flights as directed by United (unless such Spare Aircraft was, prior to such direction by United, already scheduled as permitted by the immediately preceding sentence), including flights originally scheduled to be operated by United or other United service providers; provided that if a Scheduled Flight is delayed or cancelled due to the unavailability of a Spare Aircraft which unavailability would not have occurred but for Contractor’s use of such Spare Aircraft at United’s direction (given over Contractor’s expressly stated objection) for another United service provider pursuant to this sentence, then, each such delay or cancellation occurring within a reasonable period after such unavailability shall be deemed an Uncontrollable Delay or an Uncontrollable Cancellation, as the case may be, for all purposes hereunder.

Exhibit 10.2

(e)
Non-Comp Aircraft. Notwithstanding any provision of this Section 2.1 or any other provision of this Agreement to the contrary, United will not at any time include the then-current number of Non-Comp Aircraft at such time in its scheduling of lines of flying for Scheduled Flights. The number of Non-Comp Aircraft at any time shall be determined in accordance with the provisions of Section 4.27. [***] Determination of “Per Aircraft Per Month” Rates).

(f)
Excess Spare Aircraft. Notwithstanding anything to the contrary in this Agreement, by delivering no later than [***] advance written notice to United, (x) for so long as there are at least [***] Covered Aircraft (not including Excess Spare Aircraft (as defined below)) operated in scheduled lines of flying for the performance of Regional Airline Services under this Agreement, Contractor may elect to use [***] Covered Aircraft as an operational spare to optimize Contractor’s performance of Regional Airline Services under this Agreement and (y) for so long as there are at least [***] Covered Aircraft (not including Excess Spare Aircraft) operated in scheduled lines of flying for the performance of Regional Airline Services under this Agreement,

Contractor may elect to use up to [***] Covered Aircraft as operational spare(s) to optimize Contractor’s performance of Regional Airline Services under this Agreement (each aircraft so elected by Contractor under the foregoing clause

(x) or clause (y), an “Excess Spare Aircraft”). Each such Excess Spare Aircraft will be treated as an Available Covered Aircraft, except that the “per aircraft per month” rate will be [***] for any period that such aircraft is an Excess Spare Aircraft. On a [***] basis, Contractor and United agree to meet to confer and exchange information reasonably necessary to determine whether Excess Spare Aircraft (if any) during the immediately prior [***] improved Contractor’s operational performance for United during such prior [***] If United reasonably determines that any of the Excess Spare Aircraft has failed to improve Contractor’s operational performance for United under this Agreement, or that such aircraft has not operated for United under this Agreement while designated as an Excess Spare Aircraft, then, in each case, following such determination, effective upon delivery of written notice to Contractor, United shall have the right in its sole discretion to cause one or more of the following to occur: (i) cease paying such [***] rate for such aircraft, and

(ii) to require Contractor to cease use of such aircraft as an Excess Spare Aircraft.

(g)
From and after the Effective Date, Contractor shall use best efforts to ensure that, at all times at which CRJ900 Covered Aircraft are being operated for Regional Airline Services under this Agreement, no fewer [***] of such CRJ900 Covered Aircraft being operated hereunder are comprised of aircraft set out on Schedule 8.

2.2
Revenues.

Contractor and Parent acknowledge and agree that all revenues resulting from the sale and issuance of passenger tickets associated with the operation of the Covered Aircraft and all other

Exhibit 10.2

sources of revenue associated with the operation of the Covered Aircraft or the provision of Regional Airline Services, in each case following the Effective Date and during the Term, including without limitation revenues relating to Charter Flights, the transportation of cargo or mail, the sale of food, beverages and onboard entertainment, checked baggage fees, duty-free services, exterior and interior advertising and guaranteed or incentive payments from airport or governmental authorities, civic associations or other third parties in connection with scheduling flights to such airport or locality, are the sole property of and shall be retained by United (or, if received by Contractor or Parent, shall be promptly remitted to United, free and clear of claims of any third party arising by, through or under Contractor or Parent or their affiliates). Contractor agrees that it shall reasonably cooperate with United so as to permit United to receive all revenues of the type described above.

2.3
Pass Travel.

All pass travel and other non-revenue travel on any Scheduled Flight shall be administered in accordance with Exhibit C.

2.4
Removal Events.

(a) With respect to CRJ900 Covered Aircraft, at any time from time to time, United shall have the right, in its sole discretion, to remove from this Agreement any or all of the CRJ900 Covered Aircraft as provided in this Section 2.4(a) by delivering a revocable notice (a “2.4(a) Notice”) to Contractor, which 2.4(a) Notice shall specify (i) the number of CRJ900 Covered Aircraft to be removed (each such removed aircraft, a “CRJ900 Removed Aircraft”), (ii) whether United is exercising any right to add a New Aircraft pursuant to Section 10.4 concurrently with its delivery of such 2.4(a) Notice (it being understood for the avoidance of doubt that United’s decision to exercise rights under Section 10.4 concurrent with the delivery of a 2.4(a) Notice is in United’s sole discretion) and (iii) a Termination Date for each such aircraft not earlier than[***] [***] days following the date of such 2.4(a) Notice; provided, however, that (A) if a 2.4(a) Notice is submitted concurrently with United’s exercise of its right to add a New Aircraft pursuant to Section 10.4, then the immediately preceding reference [***]” shall instead be deemed to be a reference to [***] and (B) as to each CRJ900 Covered Aircraft, the foregoing clause (iii) shall be disregarded prior to the date that such aircraft has commenced scheduled service under this Agreement; provided further that, with respect to any CRJ900 Removed Aircraft subject to a 2.4(a) Notice, the applicable 2.4(a) Notice will cease to be revocable from and after the later to occur of (x) the Termination Date specified in such notice and (y) the date on which such aircraft ceases to be operated in scheduled service pursuant to the capacity purchase provisions of this Agreement. For clarification purposes, CRJ900 Covered Aircraft that are not the subject of a 2.4(a) Notice shall remain subject to the terms of this Agreement (including this Section 2.4). Subject to Section 8.4(f), following the delivery of a 2.4(a) Notice, the provisions of Section 8.3(b)(i) and (ii) shall apply to each CRJ900 Removed Aircraft. United shall have the right to designate which CRJ900 Covered Aircraft shall be removed pursuant to a 2.4(a) Notice by providing written notice of the same to Contractor within [***] days following delivery of the 2.4(a) Notice to Contractor.

(b)

Exhibit 10.2

(i)
With respect to United Owned E175 Covered Aircraft, at any time and from time to time, United shall have the right, in its sole discretion, to remove from this Agreement any or all of such aircraft as provided in this Section 2.4(b)(i) by delivering a revocable notice (a “2.4(b)(i) Notice”) to Contractor, which 2.4(b)(i) Notice shall specify (x) the number of aircraft to be removed (each such removed aircraft, an “E175 Removed Aircraft”),

(y) whether United is exercising any right to add a New Aircraft pursuant to Section 10.4 concurrently with its delivery of such 2.4(b)(i) Notice (it being understood for the avoidance of doubt that United’s decision to exercise rights under Section 10.4 concurrent with the delivery of a 2.4(b)(i) Notice is in United’s sole discretion) and (z) a Termination Date not earlier than [***] days following the date of such 2.4(b)(i) Notice; provided, however, that, if a 2.4(b)(i) Notice is submitted concurrently with United’s exercise of its right to add a New Aircraft pursuant to Section 10.4, then the immediately preceding reference to [***] shall instead be deemed to be a reference to [***] provided that, with respect to any E175 Removed Aircraft subject to a 2.4(b)(i) Notice, the applicable 2.4(b)(i) Notice will cease to be revocable from and after the later to occur of (x) the Termination Date specified in such notice and (y) the date on which such aircraft ceases to be operated in scheduled service pursuant to the capacity purchase provisions of this Agreement. For clarification purposes, United Owned E175 Covered Aircraft that are not the subject of a 2.4(b)(i) Notice shall remain subject to the terms of this Agreement (including this Section 2.4). Subject to Section 8.4(f), following the delivery of a 2.4(b)(i) Notice, the provisions of Section 8.3(b)(i) and (ii) shall apply to each E175 Removed Aircraft and, at the end of the applicable Wind-Down Period for such aircraft, [***]. United shall have the right to designate which United Owned E175 Covered Aircraft shall be removed pursuant to a 2.4(b)(i) Notice by providing written notice of the same to Contractor within [***] days following delivery of the 2.4(b)(i) Notice to Contractor.

(ii)
With respect to Contractor Owned E175 Covered Aircraft, at any time and from time to time, United shall have the right, in its sole discretion, to remove from this Agreement any or all of such aircraft as provided in this Section 2.4(b)(ii) by delivering a notice (a “2.4(b)(ii) Notice”) to Contractor, which 2.4(b)(ii) Notice shall specify (x) the specific aircraft to be removed (each such removed aircraft, a “Contractor Owned E175 Removed Aircraft”), (y) whether such 2.4(b)(ii) Notice is delivered in connection with United’s substitution right pursuant to Section 10.4 and (z) a Termination Date for each such aircraft not earlier than [***] days following the date of such 2.4(b)(ii) Notice; provided that, the Termination Date for each such aircraft removed pursuant to clause (y) shall not be earlier than [***] days following the date of such 2.4(b)(ii) Notice. Contractor shall have the right to designate which Contractor Owned E175

Exhibit 10.2

Covered Aircraft shall be removed pursuant to a 2.4(b)(ii) Notice by providing written notice of the same to United within [***] days following receipt of a 2.4(b)(ii) Notice. For clarification purposes, Contractor Owned E175 Covered Aircraft that are not the subject of a 2.4(b)(ii) Notice shall remain subject to the terms of this Agreement (including this Section 2.4). Subject to Section 8.4(f), following the delivery of a 2.4(b)(ii) Notice, the provisions of Section 8.3(b)(i) and (ii) shall apply to each Contractor Owned E175 Removed Aircraft and, at the end of the applicable Wind-Down Period for such aircraft, (i) the provisions of Section 10.1 shall apply to each Contractor Owned E175 Removed Aircraft that is owned or leased by Contractor, other than any such aircraft leased from United, except that United must irrevocably exercise the Call Option with respect to such aircraft, and (ii) [***]for each Contractor Owned E175 Removed Aircraft removed pursuant to clause (y) above; provided that, notwithstanding the immediately preceding clause (i) above, Contractor shall have the right to retain, and United shall then not have the right or obligation to acquire, any or all Contractor Owned E175 Removed Aircraft upon written notice by Contractor to United exercising such right to retain within, as applicable, (A) other than in the case of United’s submission of a 2.4(b)(ii) Notice pursuant to clause (y) above [***] days of Contractor’s receipt of the 2.4(b)(ii) Notice, or (B) in the case of United’s submission of a 2.4(b)(ii) Notice pursuant to clause (y) above, [***] days of Contractor’s receipt of the 2.4(b)(ii) Notice; provided further that the specific Contractor Owned E175 Removed Aircraft retained by Contractor, if any, shall be those aircraft with the latest Termination Dates as set forth in the relevant 2.4(b)(ii) Notices. Notwithstanding anything to the contrary in this Agreement, (i) any 2.4(b)(ii) Notice given by United with respect to the [***] Aircraft must be given with respect to all of the [***] Aircraft, and (ii) the provisions of clause (i) and the final two provisos of the immediately preceding sentence shall not apply to any 2.4(b)(ii) Notice with respect to the [***] Aircraft or any Secured Loan Aircraft.

(c)

(i) Without limiting, and in addition to, the other rights set forth in Section 2.4(c), with respect to each E175LL Covered Aircraft at any time and from time to time following the Actual In-Service Date set forth on Table 3 of Schedule 1 of such aircraft, United shall have the right, in its sole discretion, to remove from this Agreement such aircraft (but United shall have the right to remove less than all E175LL Covered Aircraft) as provided in this Section 2.4(c)(i) by delivering a notice (a “2.4(c)(i) Notice”) to Contractor, which 2.4(c)(i) Notice shall specify (x) the number of aircraft to be removed (each such removed aircraft, an “E175LL Removed Aircraft”), (y) whether United is exercising any right to add a New Aircraft pursuant to Section 10.4 concurrently with its delivery of such 2.4(c)(i) Notice (it being

Exhibit 10.2

understood for the avoidance of doubt that United’s decision to exercise rights under Section 10.4 concurrent with the delivery of a 2.4(c)(i) Notice is in United’s sole discretion), and (z) a Termination Date not earlier than [***] days following the date of such 2.4(c)(i) Notice; provided, however, that, if a 2.4(c)(i) Notice is submitted concurrently with United’s exercise of its right to add a New Aircraft pursuant to Section 10.4, then the immediately preceding reference to [***] shall instead be deemed to be a reference to [***]

[***] days”. United shall have sole discretion to designate which E175LL Covered Aircraft shall be removed pursuant to a 2.4(c)(i) Notice. For clarification purposes, E175LL Covered Aircraft that are not the subject of a 2.4(c)(i) Notice shall remain subject to the terms of this Agreement (including this Section 2.4). Subject to Section 8.4(f), following the delivery of a 2.4(c)(i) Notice, the provisions of Section 8.3(b)(i) and (ii) shall apply to each E175LL Removed Aircraft, and, at the end of the applicable Wind- Down Period for such aircraft, [***] for each E175LL Removed Aircraft removed pursuant to clause (y) above.

(ii) [intentionally omitted.]

(iii) Without limiting, and in addition to, the other rights set forth in this Section 2.4(c), with respect to each E175LL Covered Aircraft that is owned by United or for which United is the head lessee, from and after the final day of any month in which Contractor’s Liquidity (as defined below) is less than [***] and until the [***] day thereafter (provided, that, in the event of any good faith dispute between the parties regarding the accuracy of a Liquidity Notice (as defined below), such deadline shall be extended until the resolution of such dispute), United shall have the right, exercisable in its sole discretion by delivery of a written notice to Contractor (an “E175LL Liquidity Termination Notice”) to remove from this Agreement such aircraft (but United shall have the right to remove less than all E175LL Covered Aircraft), which E175LL Liquidity Termination Notice shall specify (x) the number of aircraft to be removed, (y) whether United is exercising any right to add a New Aircraft pursuant to Section

10.4 concurrently with its delivery of such 2.4(c)(iii) Notice (it being understood for the avoidance of doubt that United’s decision to exercise rights under Section 10.4 concurrent with the delivery of a 2.4(c)(i) Notice is in United’s sole discretion), and (z) a Termination Date not earlier than [***] days following the date of such E175LL Liquidity Termination Notice; provided, however, that, if a 2.4(c)(iii) Notice is submitted concurrently with United’s exercise of its right to add a New Aircraft pursuant to Section 10.4, then the immediately preceding reference to [***] days” shall instead be deemed to be a reference to [***] days”. As used herein, the term “Liquidity” means the amount of cash and cash equivalents of Contractor determined on a consolidated basis in accordance with GAAP.

Exhibit 10.2

In furtherance of the foregoing, and in addition to Contractor’s disclosure obligations set forth in Section 3.5, no later than the [***] day following each calendar month, Contractor shall deliver to United a good faith written certification, signed by Contractor’s chief financial officer (each, a “Liquidity Notice”), of its Liquidity, together with reasonable supporting documentation. United shall have the right to dispute, in good faith, the contents of each such Liquidity Notice. [***]

ARTICLE III CONTRACTOR COMPENSATION

[***]

3.1
Compensation for Carrier Controlled Costs.

[***]

3.2
Incentive Program.

[***]

[***]

(a)
Controllable Completion Adjustment. For each calendar month during the Term, a controllable completion adjustment amount shall be determined as set forth in this Section 3.2(a), which shall be comprised of such an adjustment with respect to the E175 Covered Aircraft, on the one hand (the “E175 CCF Adjustment”), and such an adjustment with respect to the CRJ900 Covered Aircraft, on the other hand (the “CRJ900 CCF Adjustment”); [***]

[***]

All covered aircraft calculated by each fleet type*
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

* Both metrics exclude spares, round aircraft age to nearest whole number

Exhibit 10.2

(b)
On-Time Adjustment. For each calendar month during the Term, an on-time adjustment amount (the “On-Time Adjustment Amount”) shall be determined as set forth in this Section 3.2(b) and Schedule 4 [***]

(c)
CCF Bonus Program. For each calendar month in the period [***] (the “CCF Bonus Adjustment Period”), an additional adjustment shall be determined in accordance with the table below and this Section 3.2(c) (such adjustment, the “CCF Bonus Adjustment”).

For each calendar month during the CCF Bonus Adjustment Period, the CCF Bonus Adjustment shall be calculated pursuant to the table and the definitions set forth below. The Monthly Incentive Adjustment for any applicable month shall be increased by the applicable CCF Bonus Adjustment for such month, if any.

Adjusted CCF (as defined in Exhibit A)	CCF Bonus Adjustment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

3.3
Certain Payments as to E175LL Covered Aircraft. Notwithstanding the fact that there are [***] E175LL Covered Aircraft subject to this Agreement as compared to immediately prior to the Effective Date, the parties acknowledge and agree that, for the period [***] as if such aircraft were Covered Aircraft. Notwithstanding the foregoing, the parties acknowledge and agree that such [***] aircraft are not Covered Aircraft and that this Section 3.3 is included solely for the purpose of the foregoing sentence.

3.4
Expenses.

(a)
United Directly Incurred Expenses. With respect to Regional Airline Services, in consideration of the provision by Contractor of Contractor Services and its compliance with the other terms and conditions of this Agreement, the following

Exhibit 10.2

expenses, together with such expenses, if any, as are referenced in the last sentence of Section 3.4(b), shall be incurred directly by United:

(i)
passenger and cargo revenue-related expenses, including but not limited to commissions, taxes and fees related to the transportation of passengers or cargo, food and beverage costs, charges for fare or tariff filings, sales and advertising costs, computer reservation system fees, credit card fees, interline fees, revenue taxes, GDS fees, reservation costs, revenue accounting costs, including costs associated with ticket sales reporting and unreported sales, and Mileage Plus participation costs and beverage voucher coupons;

(ii)
denied boarding compensation and the cost of travel certificates;

(iii)
with respect to the E175 Covered Aircraft and CRJ900 Covered Aircraft, baggage handling claims, repairs and delivery costs related to Uncontrollable Delays, Uncontrollable Cancellations, Controllable Delays, and Controllable Cancellations and passenger-related interrupted trip costs (including hotel, meal, and ground transportation vouchers) related to Uncontrollable Delays and Uncontrollable Cancellations; provided that, for avoidance of doubt, Contractor is responsible for all passenger related interrupted trip costs (hotel, meal, and ground transportation vouchers) for all Controllable Delays and Controllable Cancellations;

(iv)
if United elects to procure, or arrange for the procurement of, aircraft fuel and/or Fuel Services, as the case may be, pursuant to Section 4.12(b), and in consideration of Contractor’s compliance with its obligations under such Section 4.12, (I) the cost of such fuel procurement, including any administration fees of any fuel supplier, and/or (II) charges for such Fuel Services, as applicable;

(v)
rent for Terminal Facilities used by Contractor hereunder that are not Contractor Terminal Facilities constituting both exclusive and common use charges imposed or charged by airports; provided that, for avoidance of doubt, rents and any associated expenses for Contractor flight operations facilities including, but not limited to, maintenance, training, flight ops crews, in-flight crews, or corporate, station, or domicile management office space are Contractor expenses and shall not be reconciled;

(vi)
all ground handling costs incurred pursuant to United’s standard ground handling agreement;

(vii)
the cost of technology services provided by United for its reservation, check-in and baggage-handling processes;

Exhibit 10.2

(viii)
TSA fees or charges and any other passenger security fees or charges for security, other than such fees and charges for which United is or would be entitled to indemnification under Article VII;

(ix)
reasonable out-of-pocket expenses of Contractor associated with Design Changes directed and approved by United; and
(x)
if United elects to pay for landing fees on behalf of Contractor for Scheduled Flights pursuant to Section 4.24(a), landing fees.

If, notwithstanding the foregoing, Contractor incurs any of the expenses set forth in this Section 3.4(a), and only to the extent that United determines, in its sole discretion, that such expenses are both reasonable and should properly have been incurred by United hereunder, then United shall reimburse Contractor for such expenses.

(b)
Contractor Expenses. Except as provided in Section 3.4(a), Contractor shall pay in accordance with commercially reasonable practices all expenses or costs incurred in connection with Contractor’s provision of Contractor Services. Without limiting the foregoing, for the avoidance of doubt, Contractor shall be responsible for the payment of all costs necessary to comply with airworthiness directives relating to the CRJ900 Covered Aircraft and E175LL Covered Aircraft (including without limitation those pertaining to pressure floors), and shall perform any and all repairs as may be necessary in connection therewith in accordance with (i) its maintenance program and/or (ii) any applicable airworthiness directives or other regulatory requirements. Contractor agrees that, in connection with its provision of Contractor Services to United hereunder and the provision of the other services contemplated to be performed by Contractor under the Ancillary Agreements, it shall use commercially reasonable efforts to minimize costs incurred by it if such costs would be reimbursable by United to Contractor in accordance with the terms of this Agreement or any Ancillary Agreement (it being understood that the payment of any amount owed pursuant to Schedule 2A or 2B, as the case may be, shall not constitute “costs that would be reimbursable by United” for purposes of this sentence); provided that the parties acknowledge and agree that (x) for the avoidance of doubt, the costs described in this sentence include, without limitation, maintenance costs with respect to airframes and engines, and (y) Contractor’s obligations pursuant to this sentence shall include, without limitation, the obligation to cooperate with United to identify opportunities to manage maintenance expenses relating to airframes and engines. Further, with respect to any service or item the cost of which United is required to reimburse Contractor hereunder or under any Ancillary Agreement, if United can provide or arrange to provide such service or item at a lower cost than the reimbursement cost that United would otherwise be charged and at substantially similar quality or service level, then Contractor shall allow United to provide or arrange to provide such service or item in order to permit United to lower its costs, and the cost of providing such service or item shall be treated as a United directly-incurred cost pursuant to Section 3.4(a).

Exhibit 10.2

3.5
Audit Rights; Financial Information.

Contractor shall make available for inspection by United and its outside auditors and advisors, within a reasonable period of time after United makes a written request therefor, all of Contractor’s books and records (including all financial and accounting records and operations reports, and records of other subsidiaries or affiliates of Contractor, if any) (i) as necessary to audit any payments made or amounts or setoff pursuant to this Agreement, and (ii) otherwise related to Contractor’s provision of Contractor Services to United or any of Contractor’s other obligations under this Agreement, including without limitation relating to the performance, regulatory and operational standards in Sections 4.2, 4.3, 4.4, 4.5, 4.7, 4.8, 4.9, 4.17, 4.18, 4.19, 4.20 and 4.22 (all such books and records, collectively, the “CPA Records”). United and its outside auditors and advisors shall be entitled to make copies and notes of such information as they deem necessary and to discuss such records with Contractor’s Chief Financial Officer or such other employees or agents of Contractor knowledgeable about such records. Upon the reasonable written request of United or its outside auditors or advisors, Contractor will cooperate with United and its outside auditors and advisors to permit United and its outside auditors and advisors access to Contractor’s outside auditors for purposes of reviewing such records. Any audit conducted pursuant to this Section 3.5 shall be paid for by United, unless pursuant to such audit it is determined that Contractor owes United in excess of [***] in which case Contractor shall pay to United the entire costs and expenses incurred by United in connection with such audit.

In addition, Contractor shall deliver or cause to be delivered to United (I) as soon as available, but in any event within [***] days after the end of each fiscal year, a copy of the consolidated balance sheet of Contractor, as at the end of such year, and the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on by an independent certified public accountants of nationally recognized standing; and (II) as soon as available, but in any event not later than [***] days after the end of each of the [***]periods of each fiscal year, the unaudited consolidated balance sheet of Contractor, as at the end of such quarter, and the related unaudited consolidated statements of income and retained earnings and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a responsible officer of Contractor as being fairly stated in all material respects (subject to normal year-end audit adjustments); provided, that Contractor shall not be required to deliver financial statements pursuant to this sentence at any time that Contractor is a reporting issuer pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and such financial statements are timely filed with the Securities and Exchange Commission pursuant thereto. All financial statements delivered hereunder shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

Without limiting, and in addition to, the foregoing in this Section 3.5, upon United’s delivery of a written notice at any time and from time to time pursuant to this Section 3.5 (any

Exhibit 10.2

such notice, a “3.5 Notice”), Contractor shall promptly provide responsive information, which shall in all events be responsive to any specific information requests delivered by United in any such 3.5 Notice, together with reasonable supporting documentation (which, in the case of projected information, will include reasonable supporting assumptions), it being understood that a

3.5 Notice may include, but shall not be limited to, requests regarding any of the following with respect to Contractor or its affiliates (including Parent): crew resources and availability (including with respect to pilots and flight attendants), and historical and projected operational statistics. In addition (i) following the end of the third week of each calendar month, pursuant to a written report to be delivered by Contractor to United no later than [***] Business Days following the end of such calendar week, and also promptly following United’s written requests from time to time, Contractor shall deliver to United reasonably detailed information as to such three-week period regarding the availability and use of flight simulators and flight simulator instructors, the percentage of Contractor’s entire pilot cadre that have claimed sick leave, the success percentages and completion percentages as to Contractor’s pilots in all applicable training programs, and (ii) no less than weekly, pursuant to a written report to be delivered by Contractor to United no later than [***] Business Days following the end of each calendar week, and also promptly following United’s written requests from time to time, Contractor shall deliver to United reasonably detailed information as to the entire cadre of Contractor pilots, flight attendants or other resources (including use and availability of training staff) related to the operation of regional jet aircraft and each fleet relating thereto (whether such pilots, flight attendants or other resources are applicable, or subject to, capacity purchase provisions in this Agreement or any other agreement with a code share partner other than United), including total pilot headcount, total flight attendant headcount, mechanic headcount, dispatch headcount, staffing, pay rates, bonus and incentive programs, training pipelines and facility lease terms, and also including any and all events or circumstances that would reasonably be expected to have a material impact (positive or negative) on Contractor’s performance of Regional Airline Services under this Agreement (including Contractor’s block hour capabilities). Upon United’s reasonable requests from time to time, Contractor shall provide United and its representatives with reasonable access to Contractor’s training processes, facilities, and records in order to allow United to confirm the information provided to United under this Section 3.5, and shall consider in good faith United’s suggestions from time to time to optimize the same for the performance by Contractor of Regional Airline Services under this Agreement.

3.6
Billing and Payment.

(a)
Prepayment. At least [***] days prior to the commencement of the applicable month to which a Final Monthly Schedule relates, Contractor shall present a reasonably detailed written invoice for the following amount (the “Prepayment”) due under this Agreement in respect of the month to which such Final Monthly Schedule pertains:

(i)
[***][***] plus

(ii)
[***] plus

(iii)
[***] plus

Exhibit 10.2

(iv)
[***] plus

(v)
[***]

(b)
Reconciliation.

(i)
Reconciliation of Certain Compensation for Carrier Controlled Costs.

(A)
[***]

[***]

(B)
[***]

(C)
[***]

(D)
[***]

(E)
[***]

(F)
[***] [***]

(G)
[***]

(H)
[***]

(ii)
Reconciliation of Pass-Through Costs.

(A)
The following expenses incurred in connection with Regional Airline Services (collectively, the “Pass-Through Costs”) shall be reconciled to actual costs as set forth below:

(1)
[***]
(2)
[***]

(3)
[***]

(4)
[***]

[***][***]

(5)
[***]

Exhibit 10.2

(6)
[***] as provided by and in consideration of Contractor’s compliance with its obligations under Section 4.12 (A) if United shall not have elected to procure fuel pursuant to clause (i) of Section 4.12(b), the cost of such fuel procurement, including any administration fees of any fuel supplier, and (B) if United shall not have elected to procure Fuel Services for or on behalf of Contractor pursuant to clause (ii) of Section 4.12(b), charges for Fuel Services;

(7)
[***]

(8)
[***]

[***][***]

(9)
[***]

(10)
[***]

(11)
[***]

(12)
[***]

(13)
[***]

(14)
[***]

(B)
The Prepayment paid pursuant to Section 3.6(c)(i) shall include an allocation of Pass-Through Costs, determined as follows:
(1)
[***].

(2)
[***]

(3)
[***]

(4)
[***]

(5)
[***]

(6)
[***]

[***]

Exhibit 10.2

(C)
Without limiting United’s audit rights, (i) if in any month the Contractor’s actual Pass-Through Costs exceed the amount of Prepayment in respect of Pass-Through Costs for such month as described in Section 3.6(b)(ii)(B), [***]

(iii)
Reconciliation for Scheduled Block-Hours. With respect to any Final Monthly Schedule for any calendar month from time to time, with respect to the fleet of the E175 Covered Aircraft, on the one hand, and the fleet of the CRJ900 Covered Aircraft, on the other hand, if the total number of scheduled block-hours for the applicable fleet in such Final Monthly Schedule (the “Total Monthly Scheduled Block-Hours”) is less than the Block-Hour Monthly Threshold (as defined below) for such fleet, then United shall pay Contractor the Block-Hour Adjustment Amount (as defined below) for such fleet. [***] For the purposes of this Section 3.6(b)(iii), the following definitions shall apply:

“Block-Hour Adjustment Amount” – means, for any calendar month, the product of (x) the Block-Hour Monthly Threshold minus the Total Monthly Scheduled Block-Hours, multiplied by (y) [***]; provided that the figure in the foregoing clause (y) shall be adjusted on each June 1 of each calendar year as follows: the new figure, applicable beginning on June 1 of each calendar year, shall be equal to the figure in effect on the date immediately preceding June 1 of each calendar year multiplied by [***]); provided further that the Block-Hour Adjustment Amount shall be calculated separately for the fleet of the E175 Covered Aircraft, on the one hand, and the fleet of the CRJ900 Covered Aircraft, on the other hand; and provided further that, notwithstanding anything to the contrary in this Section 3.6(b)(iii), the Block-Hour Adjustment Amount for any fleet for any calendar month shall be reduced to the extent that the number of block- hours actually flown for such calendar month is less than the Block-Hour Monthly Threshold for such calendar month due to United’s good faith determination that Contractor did not have the operational capacity to operate the applicable Block-Hour Monthly Threshold for such calendar month.

“Block-Hour Monthly Threshold” – means, with respect to any calendar month, [***] provided that the Block-Hour Monthly Threshold shall be calculated separately for the fleet of the E175 Covered Aircraft, on the one hand, and the fleet of the CRJ900 Covered Aircraft, on the other hand; and provided further that the number of block-hours per day corresponding to a particular [***] particular fleet as referenced in the foregoing clause (x) shall be determined by applying the [***] in the applicable Final Monthly Schedule to the table set forth below (subject to linear interpolation between the data points in such table).

Exhibit 10.2

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(c)
Payment.

Exhibit 10.2

(i)
Payment of Invoiced Prepayments. United shall pay Contractor the Prepayment, subject to (x) United’s right to dispute any calculations set forth on such invoice that do not comply with the terms of this Agreement,

(y) United’s set-off rights as set forth in Section 3.6(c)(ii) and Section 11.13, and (z) any other adjustments as mutually agreed to by both Contractor and United, as follows:

(A)
[***] of the balance of the Prepayment shall be payable by United to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before the first Wednesday of the month (or if such day is not a Business Day, the next Business Day) to which such invoice relates, as adjusted pursuant to Section 3.6(c)(ii) below;

(B)
[***] of the balance of the Prepayment shall be payable by United to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before the 2nd Wednesday of the month (or if such day is not a Business Day, the next Business Day) to which the invoice relates;

(C)
[***] of the balance of the Prepayment shall be payable by United to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before the 3rd Wednesday of the month (or if such day is not a Business Day, the next Business Day) to which the invoice relates, as adjusted pursuant to Section 3.6(c)(ii) below; and
(D)
[***] of the balance of the Prepayment shall be payable by United to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before the 4th Wednesday of the month (or if such day is not a Business Day, the next Business Day) to which the invoice relates, as adjusted pursuant to Section 3.6(c)(ii).

(ii)
Payment of Reconciled Items. Not later than [***] following the end of each month, Contractor and United shall make the reconciliation calculations provided for in Subsections 3.6(b)(i), (ii) and (iii) above, in accordance with the other provisions set forth in Section 3.6(b). On or before the fourth Wednesday following the end of such month (or if such day is not a Business Day, the next Business Day), the sum of (A) such reconciled amounts for such month, (B) if any, liquidated damage amounts owed and unpaid by Contractor to United pursuant to Article VIII in respect of the period to and including the third Wednesday following the end of such month, (C) any Basic Rent payable pursuant to Section 10.4 and/or a Covered Aircraft Lease with respect to the period to and including the second Wednesday following the end of such month and (D) any unpaid

Exhibit 10.2

EBR Payment with respect to an EBR Cure Period ending on or prior to the third Wednesday following the end of such month, (i) shall be paid by United to Contractor, together with any payment to be made by United pursuant to Section 3.6(c)(i)(C) above, or (ii) shall be paid by Contractor to United or set off by United against any other amounts owing to Contractor under this Agreement or any Ancillary Agreement. Further reconciliations shall be made on or prior to the first Wednesday of the month following the end of such month (or if such day is not a Business Day, the next Business Day) to the extent necessary as a result of United’s review of financial information provided by Contractor in respect of such month and, in addition, with respect to insurance and, solely with respect to E175 Covered Aircraft, E175LL Covered Aircraft, and CRJ900 Covered Aircraft Property Taxes, reconciliation shall occur on an annual basis. Such further reconciled amounts for such month (x) shall be paid by United to Contractor, together with any other payment to be made by United pursuant to Section 3.6(c)(i)(D) above, or (y) shall be paid by Contractor to United or set off by United against any other amounts owing to Contractor. Notwithstanding the foregoing, United shall have the right to set-off any payment owed by Contractor to United which is not enumerated above against any of the amounts otherwise payable by United pursuant to Section 3.6(c)(i). Notwithstanding any provisions in this Article III to the contrary, expenses presented by Contractor hereunder more than six (6) months after they were incurred shall not be reimbursed or paid pursuant to this Section 3.6, and United shall have no obligation to Contractor with respect to such expenses and shall be entitled to reconcile such expenses as null and void. In addition, reconciliation of out of pocket third-party costs incurred by Contractor under any of agreements listed in clauses 9, 10, 11, 12 and 13 of Section 3.6(b)(ii)(A) will occur under such timeframe and terms as are mutually agreeable by the parties.

(iii)
No Payment for Disputed Items. Notwithstanding anything to the contrary in this Agreement or any Ancillary Agreement (other than the CRJ550 Aircraft Purchase Agreement ), neither United nor Contractor shall have any obligation to make any payment required under this Agreement or any Ancillary Agreement that is subject to a good faith dispute; provided, that within [***] following the resolution of any such dispute in accordance with the terms of this Agreement, United or Contractor, as applicable, shall make any payments required by such resolution. Except as may result from the exercise by United of its audit rights pursuant to Section 3.5, all payments made by Contractor or United as provided in this Agreement or any Ancillary Agreement shall be deemed final and not subject to further review or reconciliation after the later to occur of (I) the date that is [***] months after the date of the applicable payment and (II) the date of final resolution of any good faith dispute regarding the applicable payment arising during the [***] months following the date of the applicable payment.

Exhibit 10.2

(iv)
No Payment for Fines, Etc. Notwithstanding anything to the contrary contained in this Section 3.6, United shall not be required to incur any cost or make any reconciliation payment pursuant to this Section 3.6 to the extent that such cost or reconciliation payment is attributable to any costs, expenses or losses (including fines, penalties, settlements and any costs and expenses associated with any related investigation or defense) incurred by Contractor or its agents as a result of any violation by Contractor or such agent of any law, statute, judgment, decree, order, rule, regulation or lease requirement of any governmental or airport authority.

(v)
No Payment for Maintenance and Ferry Operations. Notwithstanding anything to the contrary contained in Section 3.4 or this Section 3.6, United shall not make any payments, including but not limited to those provided for on Schedules 2A and 2B hereto, to Contractor or incur any expense for any maintenance flights or ferry or reposition operations (to the extent such flights or operations are directly related to maintenance events) or any other expenses due to reasons or events within Contractor’s control, including without limitation with respect to fuel, landing fees, ground handling expenses, aircraft parking and other airport facility/use fees, de-icing or towing. [***].
(vi)
No Payment for Significantly Delayed Flights. If (x) Contractor operates any Scheduled Flight either (a) more than [***] late from the scheduled departure time with a revenue passenger load factor of less than [***] or (b) more than [***] late with [***] revenue passengers, and

(y) United did not direct Contractor to operate such flight in such manner (such flights, “Excess Delayed Flights”), then the block hours, flight hours, aggregate number of passengers and departures attributable to such Excess Delayed Flights shall not be included when calculating Compensation for Carrier Controlled Costs, and Contractor shall not otherwise be reimbursed for such flight including without limitation with respect to Fuel Services, landing fees, or any other reconciled expense pursuant to Section 3.6 or otherwise, and United shall be reimbursed for fuel and any other expenses specifically relating to such flight that were directly incurred by United pursuant to Section 3.4(a); provided that such flight shall be included in the measurements utilized in the Incentive Program and other measurements of delays and cancellations under this Agreement.

(vii)
For the avoidance of doubt, Contractor acknowledges and agrees that, after the Effective Date, all amounts owing to Contractor by United or to United by Contractor arising hereunder shall be settled in accordance with the provisions of this Article III or other applicable provisions of this Agreement, as the case may be, and not through the Automated Clearing House (ACH) invoice process.

Exhibit 10.2

(d)
Ownership Rate. [***] in [***] installments during such month (consistent with the payment schedule referenced in Section 3.6(c)(i)), provided that United shall have no obligation to make a payment with respect to an [***] that would otherwise be due during the calendar month of any such payment date that occurs after the earliest of (i) in the case of any [***] Aircraft not previously financed pursuant to the [***] Transaction, the date that such [***] Aircraft is no longer able to be financed pursuant to the [***] Transaction, (ii) the date of withdrawal of such [***] Aircraft from the capacity purchase provisions of this Agreement, (iii) the date of purchase of such [***] Aircraft by United and (iv) the date that all equipment notes issued in the [***] Transaction with respect to such [***] Aircraft shall have been paid in full, and such [***] Aircraft shall cease to be an [***] Aircraft on such earliest date.

(e)
Ownership Rate for Secured Loan Aircraft. As compensation for the cost of ownership of each Secured Loan Aircraft, United shall pay to Contractor an amount equal to each regularly scheduled payment of principal and interest, as set forth on Schedule 7, with respect to the loan under the Secured Loan Agreement with respect to such Secured Loan Aircraft in [***] installments during the calendar month (consistent with the payment schedule referenced in Section 3.6(c)(i)) of the payment date on which such payment is due under the applicable Secured Loan Agreement (the “Secured Loan Ownership Rate”), provided that United shall have no obligation to make any Secured Loan Ownership Rate payment with respect to a Secured Loan Aircraft (x) to the extent United shall have paid the corresponding principal and interest payment pursuant to United’s guaranty under the applicable Secured Loan Transaction and United has not been reimbursed as of the first day of the month in during which such Secured Loan Ownership Rate payment is due or

(y) if such payment would otherwise first become due on any such payment month that occurs after the earliest of (i) the date of withdrawal of such Secured Loan Aircraft from the capacity purchase provisions of this Agreement, (ii) the date of purchase of such Secured Loan Aircraft by United, and (iii) the date that all principal of and interest on the loans under the Secured Loan Agreements with respect to such Secured Loan Aircraft shall have been paid in full, and such Secured Loan Aircraft shall cease to be a Secured Loan Aircraft on such earliest date. United shall be entitled to set-off against its obligation to make any Secured Loan Ownership Rate payment with respect to any Secured Loan Aircraft any amount that United shall have paid under United’s guaranty with respect to any due and unpaid Contractor obligation under the related Secured Loan Transaction for which United has not been reimbursed as of the date such Secured Loan Ownership Rate payment is due.

3.7
Government Assistance.

To the extent permissible by law, in the event the existing terms of the Federal payroll protection CARES Act are extended beyond [***] without any modification or other amendments or changes thereto other than such extension, Contractor agrees to provide the same level of concessions to United as provided in the First Amendment, which concessions shall remain in effect for the duration of such extension. Conversely, if the existing Federal payroll protection

Exhibit 10.2

CARES Act is extended beyond [***], but with modifications, amendments or changes thereto, the parties agree to negotiate in good faith with respect to further modifications to the concessions set forth in the First Amendment, taking into consideration such modifications, amendments or changes thereto. For purposes of example only, further modifications to this First Amendment may include, but shall not be limited to, rate reductions, waiver of performance incentives, and waiver of utilization minimums (or provisions giving Contractor certain rights or entitlements in the event that certain utilization figures are not met in applicable flight schedules). For the avoidance doubt, this provision will not require Contractor to violate any requirement imposed by the government as a condition of accepting such government grant(s) or assistance; rather, the parties intend this provision to reflect Contractor’s financial situation and its ability to provide appropriate concessions in the interest of equity between the parties.

3.8
Certain Reimbursement Obligations of United for Modification of CRJ900 Covered Aircraft for United Express Service.

(a)
No later than [***] following the Effective Date, Contractor shall submit to United a good faith written proposal, together with reasonable supporting detail and reasonable specificity (including evidence demonstrating Contractor’s operational capacity to fly such CRJ900 Covered Aircraft) for the following expenses anticipated to be incurred with respect to the induction into revenue service of the CRJ900 Covered Aircraft for the performance by Contractor of Regional Airline Services under this Agreement (collectively, the “Reimbursable Mod Expenses”):

(i) changes to livery on the exterior of the CRJ900 Covered Aircraft to conform to the standards set forth on Exhibit E, (ii) changes to the seat configuration of the CRJ900 Covered Aircraft to conform to the requested United Express seat configuration, (iii) installation of other United-requested interior configurations including United-branded placards; provided that such proposal shall only include such expenses that meet all of the following criteria (1) such expenses are out-of- pocket, (2) such expenses are solely and directly attributable to the induction into revenue service of the CRJ900 Covered Aircraft in accordance with Schedule 1 (including the footnotes thereto), and (3) such expenses are one-time and non- recurring; provided, however, that Reimbursable Mod Expenses shall in all events exclude any and all costs that are beyond the express scope of items (i) through (iii) above, it being understood that such excluded costs include, without limitation, costs related to the preservation, maintenance, maintenance base movements, cleaning, or other interior aircraft repairs, airworthiness directive compliance, the repair of any landing gears, engines or airframe maintenance or any actions necessary to make such CRJ900 Covered Aircraft airworthy and in a condition to operate Scheduled Flights in accordance with the terms of this Agreement, among other costs. Contractor shall consider in good faith any proposals submitted in good faith by United to modify any such proposal delivered by Contractor to provide that United directly incur any Reimbursable Mod Expenses in lieu of Contractor incurring such expenses.

(b)
If United delivers written notice to Contractor of United’s approval, which approval may be withheld for any reason or no reason by United in its sole and absolute

Exhibit 10.2

discretion, of such proposal or of any component thereof (any such expense so approved by United, an “Approved Reimbursable Mod Expense”), then Contractor shall be obligated to conduct the applicable activities related to the applicable Approved Reimbursable Mod Expenses and to proceed to incur the applicable Approved Reimbursable Mod Expenses in accordance with such proposal or component thereof. United will be deemed to have rejected a proposal (or any component thereof) submitted by Contractor pursuant to Section 3.8(a) (which rejection shall be revocable by United at any time in United’s sole and absolute discretion) if either (x) United delivers a written notice rejecting such proposal (or any component thereof that is for an expense amount greater than [***]) or (y) United does not deliver written notice of acceptance as contemplated by the preceding sentence on or prior to the [***] day following United’s receipt of such proposal from Contractor. As to each incurrence of an Approved Reimbursable Mod Expense, no later than [***] following such incurrence, Contractor shall deliver to United evidence of such incurrence, together with reasonable supporting documentation, including any applicable invoices and evidence of payment. Subject to Section 3.5, no later than [***] following United’s timely receipt of such evidence of incurrence as to an Approved Reimbursable Mod Expense within the deadline referenced in the immediately preceding sentence, United shall reimburse Contractor for any undisputed portion of such Approved Reimbursable Mod Expense that Contractor has incurred in accordance with this Section 3.8.

(c)
Notwithstanding anything to the contrary in this Agreement:

(i)
United shall not have any reimbursement obligations under this Agreement that has not been timely submitted by Contractor to United in accordance with Section 3.8(a) above.

(ii)
Contractor and United acknowledge and agree that United’s reimbursement obligations are not intended to be duplicative, and that the categories of Reimbursable Mod Expenses are intended to address reimbursements for separate, distinct and mutually exclusive categories of Reimbursable Mod Expenses. As such, in the event of any unintended duplication of payments by United from time to time pursuant to this Section 3.8 or pursuant to any other provision of this Agreement to the extent relating to Reimbursable Mod Expenses, Contractor and Untied shall work together in good faith to remedy such duplication by crediting United’s future payment obligations under this Agreement (whether or not arising pursuant to this Section 3.8) against the aggregate amount of such duplicated payments.

3.9
Collective Bargaining Agreement Extension.

The parties acknowledge and agree that Contractor is currently in negotiations with its pilots as to a potential extension of the applicable collective bargaining agreement (the “CBA Extension”). From and after the CBA Extension, if any, the parties shall cooperate in good faith to

Exhibit 10.2

consider appropriate adjustments to the terms and conditions of this Agreement, including the rates set forth on Schedules 2A and 2B, to address any changes in the term of such collective bargaining agreement and/or the costs of such collective bargaining agreement; provided, however, that nothing in this Section 3.9 shall obligate either party to incur any out-of-pocket expenditures or to agree to any amendment to this Agreement, it being understood that any amendment to this Agreement must be mutually agreed by the parties.

ARTICLE IV

CONTRACTOR OPERATIONS AND AGREEMENTS WITH UNITED

4.1
Crews, Etc.

(a)
Contractor shall be responsible for providing all crews (flight and cabin), maintenance personnel, aircraft ground movement teams and other staff necessary to operate the Scheduled Flights and for all aspects (personnel and other) of dispatch control in each case pursuant to this Section 4.1 and, as applicable, in accordance with Exhibit P.

(b)
Flight Crews. Aircraft used for Regional Airline Services will be operated with crews consisting of a captain or pilot, and a first officer or co-pilot. All such crew members will at all times meet all currently applicable governmental requirements, as such requirements may be amended from time to time during the Term, and will be fully licensed and qualified for the services that they perform hereunder. In addition, each of the Contractor’s captains, first officers and co-pilots will hold a current license to operate aircraft in scheduled (Part 121) service and all members of all flight crews used to provide Regional Airline Services hereunder must be qualified to fly between all city pairs on the Effective Date of this Agreement. Contractor shall ensure that crew members meet all requirements imposed by the insurance policies that are to be maintained pursuant to Article VI. Without limiting any of Contractor’s or Parent’s obligations (or United’s remedies) under the Agreement as amended by the Amendment, Contractor and Parent (i) will ensure that any reductions to United’s Scheduled Flights due to lack of crew availability are no less favorable to United than those that are proportional to flight reductions made by Contractor to Contractor’s regional air services for other carriers operating fleet types with pilots that are trained to operate Embraer aircraft in the same period due to lack of crew availability and (ii) will each take commercially reasonable efforts to hire crews to support United’s Scheduled Flights in the same proportion as Contractor and Parent are taking with respect to Contractor’s regional air services for other carriers.

(c)
Flight Attendants. Contractor’s flight attendants will at all times possess all necessary training and meet all currently applicable governmental requirements and any other requirements pursuant to this Agreement (including without limitation as referenced in Section 4.3), in each case as such requirements may be amended from time to time during the Term.

Exhibit 10.2

(d)
United shall require Contractor flight and cabin crew daily schedules and forward planning schedules inclusive of reserves and placement for operational integrity; provided that such schedules shall be de-identified with respect to individual employee names and any information that would allow United to specifically identify individual employees. Such information will be used for irregular operations management and slot control.
(e)
Contractor agrees to be bound by and to remain in compliance with all obligations on United Express Carriers (as such term is defined in the Letter of Agreement) as set forth in that certain Letter of Agreement (LOA 11) between United Airlines, Inc. and the Air Line Pilots in the service of United Airlines, Inc., as represented by ALPA (the “Letter of Agreement”) attached to this Agreement as Exhibit L.

(f)
In the event that United determines that the continued utilization by Contractor of any individual Contractor employee, independent contractor or agent in the provision of Contractor Services to United has provided customer service at a lower level than the standards to which Contractor and United have agreed herein, then United shall give Contractor notice to that effect requesting that such Contractor employee, independent contractor or agent no longer be utilized by Contractor in the provision of Contractor Services to United under this Agreement. Contractor shall have ten (10) Business Days following United’s request in which to investigate the matters forming the basis of such request, correct any deficient performance and provide United with written assurances that such deficient performance shall not recur. If, following such ten (10) Business Day period, United is not reasonably satisfied with the results of Contractor’s efforts to correct the deficient performance and/or to ensure its non-recurrence, then Contractor shall, as soon as possible, cease utilizing such Contractor employee, independent contractor or agent in Contractor’s provision of Contractor Services to United under this Agreement, without cost to United. Nothing in this provision shall operate or be construed to limit Contractor’s responsibility for the acts or omission of the Contractor employee, independent contractor or agent, or be construed as joint employment, or excuse any of Contractor’s obligations under Section 4.1(a) herein or under any other provision of this Agreement.

AviateTM Participation Agreement. From and after the Effective Date, for any pilot who is enrolled as a “Candidate” (a “Candidate”) in the cooperative pilot recruitment and development program referred to as “Aviate” in that certain AviateTM Participation Agreement entered into by and between Contractor (as a “Participating Institution” thereunder) and United, [***][***]

4.2
Governmental Regulations; Maintenance.

Contractor has and shall maintain all certifications, permits, licenses, certificates, exemptions, approvals, plans, and insurance required by governmental authorities and Airport Authorities, including, without limitation, FAA, DOT and TSA, to enable Contractor to perform

Exhibit 10.2

the services required by this Agreement. All flight operations, dispatch operations and all other operations and services undertaken by Contractor pursuant to this Agreement shall be conducted, operated and provided by Contractor in compliance with all laws, regulations and requirements of applicable governmental authorities and Airport Authorities (foreign and domestic), including, without limitation, those relating to airport security, the use and transportation of hazardous materials and dangerous goods, crew qualifications, crew training and crew hours, the carriage of persons with disabilities and without any violation of U.S. or foreign laws, regulations or governmental prohibitions. All Covered Aircraft shall be operated and maintained by Contractor in compliance with all laws, regulations and governmental requirements of applicable governmental authorities and Airport Authorities (foreign and domestic), Contractor’s own operations manuals and maintenance manuals and procedures, all applicable provisions of any aircraft lease, mortgage or sublease, and all applicable equipment manufacturers’ manuals and instructions. Without limiting the foregoing, Contractor and its subcontractors shall abide by the requirements of 41 CFR §§ 60-1.4(a), 60-300.5(a) and 60-741.5(a), which regulations (x) prohibit discrimination against qualified individuals based on their status as protected veterans or individuals with disabilities, and prohibit discrimination against all individuals based on their race, color, religion, sex, or national origin, and (y) require that covered prime contractors and subcontractors take affirmative action to employ and advance in employment individuals without regard to race, color, religion, sex, national origin, protected veteran status or disability.

4.3
Quality of Service.

(a)
At all times, Contractor shall provide Contractor Services with appropriate standards of care, but in no event lower than such standards utilized by United as of the date of this Agreement. United procedures, performance standards and means of measurement thereof concerning the provision of air passenger and air cargo services shall be applicable to all Regional Airline Services provided by Contractor. Contractor shall achieve at least the comparable quality of airline service as provided by United. Contractor shall comply with all airline customer service commitments, policies and service standards of United as of the Commencement Date, including without limitation the “Customer First” commitments, on board services requirements and employee conduct, appearance and training policies in place as of the Commencement Date, and shall handle customer-related services in a professional, businesslike and courteous manner. In connection therewith, Contractor shall maintain aircraft cleaning cycles and policies, shall comply with the provisions set forth in Exhibit J and shall maintain adequate staffing levels, to ensure at least a comparable level of customer service and operational efficiency that United achieves, including without limitation in respect of customer complaint response, ticketing and boarding timing, oversales, baggage services and handling of irregular operations. In addition, at the request of United, Contractor shall comply with all such airline customer service commitments, policies and standards of care of United as adopted, amended or supplemented after the Commencement Date.

(b)
Contractor shall make such interior and exterior design and product-related changes as may be required by United from time to time, including both those for which the

Exhibit 10.2

cost is borne by United pursuant to Section 3.4(a)(ix), and those that occur within Contractor’s normal aircraft and facility refurbishment program.

(c)
Contractor shall ensure that all Covered Aircraft are equipped with an ARINC aircraft communications addressing and reporting system (or such other system as is designated by United), the cost of which will be borne by Contractor with respect to CRJ900 Covered Aircraft. Contractor shall make such interior and exterior design and product-related changes as may be required by United from time to time, including both those for which the cost is borne by United pursuant to Section 3.4(a)(ix), and those that occur within Contractor’s normal aircraft and facility refurbishment program.

(d)
Contractor shall provide United with timely communication regarding the status of all flights. Contractor shall, at its own expense, ensure that each Covered Aircraft is equipped with the software capability of providing ACARS-based data requested by United from time to time in United’s sole discretion, including without limitation as provided in Exhibit H hereto and relating to automated weight and balance procedures for each Scheduled Flight, and shall accurately and timely perform such automated weight and balance procedures.

(e)
Contractor shall maintain and utilize Contractor’s passenger and bag weight program approved by the FAA and existing on the Commencement Date (unless and until otherwise directed by the FAA).

(f)
United shall timely inform Contractor of the required seat layouts of the E175 Covered Aircraft (for SHARES Seat Map). Contractor shall ensure that all Scheduled Flights using E175 Covered Aircraft are capable of operating in Category 2 conditions (with respect to instrument landing systems), crew training and other requirements to provide such capability.

(g)
Contractor will use United’s standard procedures for processing and adjudicating all claims for which Contractor is responsible in an effort to avoid such matters becoming the subject of claims, litigation or an investigation by a governmental agency or authority. At either party’s request, Contractor and United will meet to discuss and review Contractor’s customer service and handling procedures and policies and its employees’ conduct, appearance and training standards and policies.
(h)
Contractor acknowledges that United may implement programs to evaluate the delivery of customer service and adherence to customer service standards established by United and Contractor hereby agrees to fully comply with all aspects of any such programs. Contractor acknowledges that pursuant to such programs United may directly observe customer service delivery and provide Contractor with findings and corrective actions. Contractor acknowledges that Contractor’s required compliance with such programs shall include without limitation (i) Contractor’s provision of certain data to United, as requested, for customer service quality evaluations and assessments by United and (ii) Contractor’s compliance with

Exhibit 10.2

corrective actions required by United. United shall give Contractor written notice of any non-safety-related alleged breach of this Section 4.3, identifying with reasonable specificity such alleged breach, not less than fifteen (15) days prior to exercising any remedy regarding such alleged breach.

(i)
Contractor agrees to participate in the United Cargo Program.

4.4
Regulatory Complaints.

Contractor agrees, to the extent permitted by law, to accept as an air carrier any and all regulatory complaints issued by a governmental or regulatory authority having competent jurisdiction for any reason or cause. Contractor agrees that any such complaint, regardless of whether the basis for such complaint is within Contractor’s control, shall be accepted as a Contractor complaint for such regulatory authority purposes. For the avoidance of doubt, no complaint recorded on a Contractor flight, inclusive of station origin and destination, will count against United’s complaint rate for such applicable regulatory authority. Notwithstanding the provisions of Sections 7.1 and 7.2, United shall be liable for and hereby agrees to indemnify and hold harmless Contractor from and against regulatory fines and penalties arising from any such regulatory complaints accepted by Contractor to the extent resulting from the negligence of United, or any ground handler or other party acting pursuant to a contract with United and directly interfacing with passengers on Scheduled Flights (e.g. wheelchair providers); provided that, for the avoidance of doubt, the provisions of Sections 7.3, 7.4, 7.5 and 7.6 shall apply with respect to Contractor’s right to indemnification as provided in this Section 4.4.

4.5
DOD Approval.

Contractor must maintain Department of Defense air carrier approval per 32 CFR Part 861 and agrees to notify United immediately if changes to such status occur.

4.6
Aircraft Ground Movement.

(a)
With respect to all Covered Aircraft, Contractor agrees to provide aircraft ground movement (towing teams) at all Applicable Airports, as and when requested by United from time to time, for ground movements of Covered Aircraft required to accommodate United’s flight schedule (each such movement, an “Accommodating Aircraft Movement”).
(b)
If (x) the number of Accommodating Aircraft Movements at a Hub Airport during any calendar month is greater than (y) the result of (I) the aggregate number of Covered Aircraft available to schedule during such month, multiplied by (II) 1.1 (such number determined by this clause (y), the “Towing Baseline”), then United shall reimburse Contractor pursuant to Section 3.6(b)(ii)(A)(14).

(c)
In all cases, Contractor shall provide, at its cost, aircraft ground movement (towing teams) where movement is due to circumstances within Contractor’s control, including without limitation due to IT systems, flight crew, maintenance or

Exhibit 10.2

movement of overnight aircraft to or from remote hangar locations.

4.7
Incidents or Accidents.

Contractor shall promptly notify United of all irregularities involving a Scheduled Flight or Covered Aircraft operated by Contractor, including, without limitation, aircraft accidents and incidents, which result in any damage to persons and/or property or may otherwise result in a complaint or claim by passengers or an investigation by a governmental agency or authority. Contractor shall furnish to United as much detail as practicable concerning such irregularities and shall cooperate with United at Contractor’s own expense in any appropriate investigation.

4.8
Emergency Response.

Contractor shall adopt United’s Emergency Response Plan for aircraft accidents or incidents and shall be responsible for United’s direct costs resulting from United’s management of emergency response efforts on Contractor’s behalf. In the event of an accident or incident involving a Covered Aircraft or Scheduled Flight, United will have the right, but not the obligation, exercised in United’s sole discretion, to manage the emergency response efforts on behalf of Contractor with full cooperation from Contractor. Contractor shall be liable for and will indemnify, defend and hold harmless United, United’s Parent, their respective subsidiaries and their respective directors, officers, employees and agents from and against any and all claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, fines, penalties, costs and expenses, including but not limited to, reasonable attorneys’ fees, costs and expenses in connection therewith and expenses of investigation and litigation thereof, which may be suffered by, accrued against, charged to or recoverable from United, United’s Parent, their respective subsidiaries or their respective directors, officers, employees or agents arising out of, connected with, or attributable to any act, error, omission, operation, performance or failure of performance of United, regardless of any negligence whether it be active, passive or otherwise on the part of United (but excluding the gross negligence or willful misconduct of United or its directors, officers, agents or employees), which in any way relates to United’s provision of post-accident or post-incident emergency response management efforts. The provisions of the foregoing indemnification obligation shall survive the termination of this Agreement for a period of [***]

4.9
Safety Matters.

In the event of a reasonable safety concern, United shall have the right, at its own cost, to inspect, review, and observe Contractor’s operations of Scheduled Flights. Notwithstanding the conduct or absence of any such review, Contractor is and shall remain solely responsible for the safe operation of its aircraft and the safe provision of Regional Airline Services, including all Scheduled Flights, in each case in accordance with the standards, agreements, representations and warranties set forth in Exhibit N. Contractor represents and warrants that it has successfully undergone an IATA Operational Safety Audit (“IOSA”). Contractor hereby covenants (i) to comply and maintain compliance with the requirements of such audits within the timeframe required by IATA and (ii) maintain its membership in the IOSA registry. Any failure to maintain compliance shall immediately be brought to United’s attention along with corrective actions taken or a corrective action plan. Although the IOSA is to be completed biennially, United in its sole

Exhibit 10.2

discretion may require, and Contractor shall comply with, additional safety review audits. Nothing in Exhibit N, this Section 4.9, or otherwise in this Agreement is intended or shall be interpreted to make United responsible for such safety matters.

4.10
Facilities.

(a)
Lease, Use and Modification of Airport Facilities.

(i)
United and Contractor agree that the use by Contractor of all Terminal Facilities at all Applicable Airports for the provision of Contractor Services shall be at the direction of United. In furtherance of this Section 4.10(a)(i), from time to time, and notwithstanding the execution of any license, lease, sublease or other agreement pursuant to this Section 4.10, at the request and direction of United and subject to Section 4.10(a)(ii), Contractor shall take the following actions, in each case as and when directed by United:

(A)
use its commercially reasonable efforts to enter into a lease, sublease or other appropriate agreement with any Airport Authority at any Applicable Airport for the lease, sublease or use of any Terminal Facilities used or to be used in connection with the provision of Contractor Services;

(B)
use its commercially reasonable efforts to amend, modify or terminate any agreement with any Airport Authority at any Applicable Airport for the lease, sublease or use of any Contractor Terminal Facilities;

(C)
use its commercially reasonable efforts to obtain the consent of any relevant Airport Authority at any Applicable Airport for the Transfer to United or its designee of any lease, sublease or other agreement in respect of any Contractor Terminal Facility, or for the right of United or its designee to use any Contractor Terminal Facility;

(D)
enter into a mutually agreed sublease for the sublease to United or its designee of Contractor’s interest in any Contractor Terminal Facility;

(E)
enter into an assignment substantially in the form of Exhibit O hereto (or as otherwise agreed) for the assignment to United or its designee of Contractor’s interest in any Contractor Terminal Facility;

(F)
enter into a sublease or license using United’s standard form in regard to the use of any Terminal Facility owned, leased or

Exhibit 10.2

otherwise controlled by United and used or to be used in connection with the provision of Contractor Services;

(G)
enter into an assignment substantially in the form of Exhibit O hereto (or as otherwise agreed) for the assignment to Contractor of United’s interest in any Terminal Facility used or to be used in connection with the provision of Contractor Services;

(H)
in each case as and when directed in writing by United, (a) Parent shall become, or shall cause Contractor to become, if such carrier is not already, a signatory carrier at any of the following locations: [***] provided, however, that with regard to this clause (a), if (i) United directs Contractor to become a signatory at any such airport and (ii) there are any direct costs required by such airport to become a signatory carrier, then United agrees to pay such direct costs that are required by the airport to become a signatory carrier, and (b) Parent shall vote, or shall cause Contractor to vote, as directed in writing by United, on any matters submitted to carriers for a vote if such matters concern, or may result in, any costs, direct or indirect, to be paid for and/or reimbursed by United at any of the following locations: [***] and

(I)
take any other action reasonably requested by United in furtherance of this Section 4.10(a)(i).

For the avoidance of doubt, United’s direction to Contractor with respect to the foregoing actions shall extend to the action itself (e.g., use commercially reasonable efforts to enter into an agreement) as well as to the substance underlying the action (e.g., directions as to the terms and conditions of such agreement).

(ii)
The licenses, assignments and subleases to be entered into pursuant to Section 4.10(a)(i) shall be subject to the rights of the Applicable Airports in such Terminal Facilities and to the receipt of all necessary consents from Airport Authorities and other third parties to such sublease or assignment.

(iii)
Each of Contractor and United shall pay for all landing fees for its respective flights at all Applicable Airports, and to the extent that the other party is obligated to make such payments under any applicable lease or other agreement, the first party hereby indemnifies and agrees to hold harmless the other party for all such amounts. Contractor agrees that any landing fee credits given to Contractor in respect of Scheduled Flights or other flights involving the Covered Aircraft as are permitted hereunder, shall be for the account of United (and if any such credits are applied by Contractor to the payment of any landing fees applicable to flights other than Scheduled

Exhibit 10.2

Flights or other flights involving the Covered Aircraft as are permitted hereunder, Contractor shall pay the amount of any such credits to United).

(iv)
Contractor shall perform in a timely manner all obligations under all leases, subleases and other agreements to which Contractor is or becomes a party for the use of Terminal Facilities, including without limitation making in a timely manner all payments of rent and other amounts due under such agreement, and shall use commercially reasonable efforts to keep such agreements in effect (or to promptly renew or extend such agreements on substantially similar terms as directed by United). Contractor shall adhere to United’s space standards with respect to all Terminal Facilities.

(v)
Contractor shall obtain the written consent of United prior to entering into an agreement to lease, sublease, assign, dispose of or otherwise transfer (each, a “Transfer”) or any other agreement for the use or modification of, or otherwise relating to, any Contractor Terminal Facilities (or other airport facilities which would become Contractor Terminal Facilities), or amending or modifying in any manner any such agreement, or consenting to any of the same. Any purported Transfer of any interest in a Contractor Terminal Facility in violation of this Section 4.10 shall be void ab initio, and any rent or other amounts payable under any such Transfer or other agreement shall not be considered a Pass-Through Cost for purposes of this Agreement, and Contractor shall be obligated to follow United’s direction with respect to the disposition of such Transfer or other agreement.

(vi)
Contractor shall give United at least [***] prior written notice before ceasing to use any Contractor Terminal Facilities; provided, that no such notice shall be required where such use is ceasing because United has informed Contractor that no Scheduled Flights will be scheduled in or out of such location.
(b)
Exclusivity. Each Passenger- Related Terminal Facility used by Contractor for the provision of Regional Airline Services shall be used by Contractor exclusively for the provision of Contractor Services, and may not be used by Contractor in connection with any other flights, including any flights using any aircraft that is not a Covered Aircraft, or for any other purpose, without United’s prior written approval; provided that the foregoing limitation shall not apply to:

(i)
baggage claim and other similar facilities that are leased or otherwise made available to all air carriers at such airport on a common-use or joint-use basis; or

(ii)
any facilities that are properly required by an Airport Authority to be made available for use by others in accordance with any applicable agreement that is in place as of the date hereof or has been approved by United under Section 4.10(a)(v).

Exhibit 10.2

Each Contractor Terminal Facility that is not a Passenger-Related Terminal Facility used for the provision of Contractor Services, and each other facility used by Contractor for the provision of Contractor Services, may be used by Contractor in connection with other flights or for other purposes; provided, that Contractor shall use such facilities for the provision of Contractor Services in priority to any such other use, and any such other use of such facilities shall be subordinate to Contractor’s use for the provision of Contractor Services.

4.11
Codeshare Terms.

Contractor agrees to operate all Scheduled Flights using the United flight codes and flight numbers assigned by United, or such other flight codes and flight numbers as may be assigned by United (to accommodate, for example, a United alliance partner), and otherwise under the codeshare terms set forth in Exhibit B.

4.12
Fuel Procurement and Fuel Services.

(a)
The parties will cooperate in identifying (i) fuel savings opportunities, (ii) providers of aircraft fuel and (iii) providers of Fuel Services. Contractor shall enter into agreements with any such providers as shall be directed by United. Contractor shall use its best efforts to document Fuel Services agreements using substantially the form attached hereto as Exhibit D (which form may be replaced, amended, or otherwise modified by United from time to time). Contractor shall provide any data or analysis of its fuel procurement and Fuel Services as reasonably requested by United.

(b)
Notwithstanding the foregoing, United, by or through its subsidiaries, agents, or affiliates, shall have the option (but shall not have any obligation) in its sole discretion (i) to procure or arrange for the procurement of fuel and/or (ii) procure or arrange for the procurement of Fuel Services for or on behalf of Contractor.

(c)
If United elects to procure, or arrange for the procurement of, fuel for or on behalf of Contractor pursuant to clause (i) of Section 4.12(b) above, then the costs of such procurement, or such arranging for procurement, as applicable (in each case including without limitation the cost of procuring the aircraft fuel) shall be incurred directly by United, pursuant to Section 3.4(a)(iv). If United does not so elect, then Contractor shall procure, or arrange for the procurement of fuel, and such costs shall be incurred directly by Contractor and reconciled pursuant to Section 3.6(b)(ii)(A)(7).

(d)
If United elects to procure, or arrange for the procurement of, Fuel Services for or on behalf of Contractor pursuant to clause (ii) of Section 4.12(b) above, then the costs of such procurement, or such arranging for procurement, as applicable shall be incurred directly by United pursuant to Section 3.4(a)(iv). If United does not so elect,

Exhibit 10.2

then Contractor shall procure, or arrange for the procurement of Fuel Services, and such costs shall be incurred directly by Contractor and reconciled pursuant to Section 3.6(b)(ii)(A)(7).

(e)
United and Contractor acknowledge and agree that any fuel provided to Contractor pursuant to an agreement between United and a fuel supplier is provided “as is” and without warranty of any kind, including without limitation the warranties of merchantability and fitness for a particular purpose, by, through or under United, and that no warranties by, through or under United shall be implied by law.

(f)
United and Contractor acknowledge and agree that any aircraft fuel procured, or arranged for procurement, for on behalf of Contractor by United shall not be deemed to have been procured, purchased or otherwise acquired for on behalf of Contractor, and Contractor shall in no event have any claim to or interest in, any fuel procured by United or its agents, unless and until such fuel is delivered into a Covered Aircraft, except as otherwise may be provided in a Fuel Services agreement, if any, between United and Contractor.

4.13
Slots and Route Authorities.

At the request of United made during the Term or upon termination of this Agreement, Contractor shall use its commercially reasonable efforts to transfer to United or its designee, to the extent permitted by law, any airport takeoff or landing slots, route authorities or other similar regulatory authorizations transferred to Contractor by United for use in connection with Scheduled Flights, or held by Contractor and used for Scheduled Flights, in consideration of the payment to Contractor of the net book value, if any, of such slot, authority or authorization on Contractor’s books. Contractor’s obligations pursuant to the immediately preceding sentence shall survive the termination of this Agreement for so long as any transfer requested pursuant to this Section 4.13 shall not have been completed. Contractor hereby agrees that all of Contractor’s contacts or communications with any applicable regulatory authority concerning any airport takeoff or landing slots, route authorities or other similar regulatory authorizations used for Scheduled Flights will be coordinated through United. If any airport takeoff or landing slot, route authority or other similar regulatory authorization transferred to Contractor by United for use in connection with Scheduled Flights, or held by Contractor and used for Scheduled Flights is withdrawn or otherwise forfeited as a result of Controllable Cancellations or any other reason within Contractor’s reasonable control, then Contractor agrees to pay to United promptly upon demand an amount equal to the fair market value of such withdrawn or forfeited slot, authority or authorization.

4.14
Code Share Limitation.

As of the date of this Agreement, but subject to Contractor’s existing contractual codeshare relationships as in effect on the Effective Date, Contractor represents that it does not plan, nor will it, operate pursuant to a marketing or code share relationship in a hub operation with any party other than United at the following airports during the Term: [***]. Contractor may, however, fly to aforementioned airports under codeshare or marketing relationships from another carrier’s hub

Exhibit 10.2

(other than from aforementioned airports) as a “spoke service”. In the event that Contractor acquires another entity during the course of this agreement with marketing or codeshare operations at any of the aforementioned airports, United agrees to allow Contractor to continue operations at such airports at levels of operations consistent with the acquiree’s right of operation at the time of acquisition. In addition, Contractor will use commercially reasonable efforts to amend its existing contractual commitments to provide for the codeshare limitations set forth in this Section 4.14. [***]

4.15
Use of United Marks.

United hereby grants to Contractor the right to and a personal, non-exclusive, non- transferable, non-sublicenseable, fully paid-up, and royalty-free license to use the United Marks and other Identification as provided in, and Contractor shall use the United Marks and other Identification in accordance with the terms and conditions of, Exhibit E.

4.16
Use of Contractor Marks.

Contractor hereby grants to United the right to and a personal, non-exclusive, non- transferable, non-sublicenseable, fully paid-up, and royalty-free license to use the Contractor

Marks as provided in, and United shall use the Contractor Marks in accordance with the terms and conditions of, Exhibit F.

4.17
Catering Standards.

(a)
United and Contractor shall comply with the catering requirements set forth on Exhibit G hereto. The parties agree that, in the event of a conflict between the provisions of Exhibit G and any ground handling agreement with Contractor, the provisions of Exhibit G shall control as it applies to Regional Airline Services.

(b)
Sales of Alcoholic Beverage Products. Contractor agrees that it shall comply with all federal, state, and local laws, rules and regulations and Contractor shall obtain and maintain all permits, certifications and licenses necessary for the full and proper conduct of its operations relating to the purchase, sale, distribution, storage, or service of any Alcoholic Beverage Product by Contractor. Contractor hereby assumes liability for and agrees to indemnify, defend and hold harmless United and its officers, directors, agents, affiliates, and employees from and against any and all liabilities, damages, expenses, losses, claims, demands, suits, fines or judgments, including, but not limited to, attorneys’ and witnesses’ fees, costs and expenses incident thereto, which may be suffered by, accrue against, be charged to or be recovered from United or its officers, directors, employees or agents, arising out of or in connection with or in any way related to any non-compliance by Contractor with the procedures set forth in Exhibit G or any non-compliance by Contractor with any federal, state, or local law, rule or regulation or any failure of Contractor to obtain or maintain any permit, certification or license necessary for the full and proper conduct of its operations relating to the purchase, sale, distribution, storage,

Exhibit 10.2

or service of any Alcoholic Beverage Product by Contractor. Contractor also agrees to comply with the Alcoholic Beverage Handling Procedures as outlined in Exhibit G hereto.

4.18
Fuel Efficiency Program.

Contractor shall use its commercially reasonable efforts to promptly adopt and adhere to a fuel efficiency program as described on Exhibit H hereto.

4.19
Environmental.

(a)
Definitions.

(i)
The term “Environmental Laws” means all applicable federal, state, local and foreign laws and regulations, guidance documents and policy statements of the Centers for Disease Control, the Occupational Health and Safety Administration, the Department of Transportation, and the Federal Aviation Administration, airport or United rules, and any other applicable regulations, policies, or lease requirements relating to the prevention of pollution, protection of the environment or occupational health and safety, or remediation of environmental contamination, including, without limitation, laws, regulations and rules relating to emissions to the air, discharges to surface and subsurface soil and waters, regulation of potable or drinking water, the use, storage, release, disposal, transport or handling of Hazardous Materials, protection of endangered species, and aircraft noise, vibration, exhaust and over flight.

(ii)
The term “Hazardous Materials” means any substances, whether solid, liquid or gaseous, which are listed and/or regulated as hazardous, toxic, or similar terminology under any Environmental Laws or which otherwise cause or pose threat or hazard to human health, safety or the environment, including, but not limited to, petroleum and petroleum products.

(b)
Contractor Obligations.

(i)
Contractor shall conduct its operations in a prudent manner, taking reasonable preventative measures to avoid liabilities under any Environmental Laws or harm to human health or the environment, including, without limitation, measures to prevent unpermitted releases of Hazardous Materials to the environment, adverse environmental impacts to on-site or off-site properties and the creation of any public nuisance. If, in the course of conducting services under this Agreement, Contractor encounters adverse environmental conditions that could reasonably be expected to give rise to liability for United under any Environmental Laws or which otherwise could reasonably be expected to result in harm to human

Exhibit 10.2

health or the environment, Contractor shall promptly notify United of such conditions.

(ii)
Contractor shall, at its own expense, conduct its operations in compliance with applicable Environmental Laws, including obtaining any needed permits or authorizations for Contractor’s operations. If United provides any information, instruction, or materials to Contractor relating to its obligations under any Environmental Laws, Contractor agrees that this shall not in any way relieve Contractor of its obligation to comply with Environmental Laws. Contractor further agrees that it shall otherwise preserve the proprietary nature of any such information that is identified by United as proprietary and confidential and shall use its commercially reasonable efforts to ensure that the information is not disclosed to any third parties without first obtaining the written consent of United.

(iii)
Contractor shall use its commercially reasonable efforts to perform its services under this Agreement so as to minimize the unnecessary generation of waste materials, including consideration of source reduction and re-use or recycling options, and coordination with United on a cabin service recycling program; provided that United will reimburse Contractor for any reasonable and documented incremental expense associated with complying with any cabin service recycling program requested by United. If requested by United, Contractor shall replace specific products used in its operations with less toxic products, as long as there is a reasonable replacement available at a similar cost, or if the product is not at a similar cost, provide United the option to agree to pay the difference. If requested by United, Contractor will undertake reasonable efforts to provide quantitative data on materials recycled and waste disposed of to facilitate coordination and enhancement of cabin service recycling where feasible. Contractor shall ensure that any waste materials generated in connection with the services performed by Contractor under this Agreement are managed in accordance with all applicable Environmental Laws, with Contractor assuming responsibility as the legal generator of such wastes; provided, however, this provision does not apply should United or another vendor of United be the entity who has, in fact, independently generated the wastes.

(iv)
For any leased areas or other equipment that are jointly used or operated by Contractor and United (and/or other United contractors), Contractor shall use its commercially reasonable efforts to coordinate its activities with United and/or United contractors and otherwise perform such activities to ensure compliance with applicable Environmental Laws.

(v)
Except for de minimis amounts of Hazardous Materials which are immediately and fully remediated to pre-existing conditions, Contractor

Exhibit 10.2

shall promptly notify United of any spills or leaks of Hazardous Materials arising out of Contractor’s provision of services under this Agreement, and, if requested, shall provide copies to United of any written reports provided to any governmental agencies and airport authorities under any Environmental Laws regarding same. Contractor shall promptly undertake all reasonable commercial actions to remediate any such spills or leaks to the extent Contractor is required to do so by applicable Environmental Laws, by the relevant airport authority, or in order to comply with a lease obligation. In the event that Contractor fails to fulfill its remediation obligations under this paragraph and United may otherwise be prejudiced or adversely affected (such as involving United leased property), United may undertake such actions as are reasonable at the cost and expense of Contractor. Such costs and expenses shall be promptly paid upon Contractor’s receipt of a written request for reimbursement for them by United.

(vi)
Contractor shall promptly provide United with written copies of any notices of violation issued or other claims from a third party asserted pursuant to Environmental Laws or associated with a potential release of Hazardous

Materials and related to or associated with the provision of services by Contractor under this Agreement. Contractor shall promptly undertake all actions necessary to resolve such matters, including, without limitation, the payment of fines and penalties, and promptly addressing any noncompliance identified; provided, however, that Contractor may contest any notice of violation or other alleged violation and defend any claim that it believes is untrue, improper or invalid. In the event that Contractor fails to fulfill its obligations under this paragraph and United may otherwise be prejudiced or adversely affected, United may undertake such actions as are reasonable or legally required at the cost and expense of Contractor. Such costs and expenses shall be promptly paid upon Contractor’s receipt of a written request for reimbursement for them by United.

(vii)
If requested by United upon United’s reasonable suspicion of environmental noncompliance, Contractor shall retain a third party, at Contractor’s sole expense, to conduct an environmental compliance audit of Contractor’s activities and/or an environmental site assessment. If, pursuant to such audit, Contractor is found to have been in material compliance with the applicable provisions of this Agreement, then United shall reimburse Contractor for its reasonable costs actually incurred to obtain such audit. Contractor will provide United with the draft audit report, provide United the ability to comment on the draft audit report, and will promptly use its commercially reasonable efforts to address any noncompliance or liability identified in any such report.

(viii)
In the event that Contractor Services include providing bulk (non-bottled)

Exhibit 10.2

potable water for crew or passenger consumption, Contractor shall ensure compliance with the Aircraft Drinking Water Regulation, FDA requirements, and other similar applicable laws (collectively, the “Drinking Water Requirements”), including without limitation using its commercially reasonable efforts to ensure all water handling equipment is properly and regularly disinfected and kept in sanitary condition. If Contractor relies upon another contractor to load water onto its aircraft or to maintain water handling equipment, it shall inquire with such contractors to ensure they meet these Drinking Water Requirements as well. Contractor shall immediately notify United if it becomes aware of practices or conditions that may negatively impact potable water quality, regardless of the provider or the source of such potable water (including whether such source is an airport, ground handler or aircraft water system). Contractor shall maintain records relating to its compliance with Environmental Laws under this Agreement for the longer of three (3) years or such period of time as is required by Environmental Laws. Contractor shall, at the request of United and with reasonable advance notice, provide United with reasonable access to Contractor’s operations, documents, and employees for the sole purpose of allowing United to assess Contractor’s compliance with its obligations with this Section 4.19, including responding to reasonable information requests. Upon the termination of operations at a space used to support the provision of Contractor Services under this Agreement, Contractor shall use its commercially reasonable efforts to ensure the removal and proper management of any and all Hazardous Materials associated with Contractor’s operations (including its subcontractors) and will comply with any other applicable Environmental Laws applicable to the provision of Contractor Services.

(ix)
Contractor has reviewed United’s Environmental Commitment Statement (found at www.united.com/ecoskies) and agrees to use reasonable efforts to cooperate with United in connection with these commitments in effect as of the date hereof and in responding to reasonable information requests.

(x)
Contractor shall be responsible for and will indemnify, defend, and hold harmless United, including its officers, agents, servants and employees, from and against any and all claims, liabilities, damages, costs, losses, penalties, and judgments, including costs and expenses incident thereto under Environmental Laws or due to the release of a Hazardous Material, which may be suffered or incurred by, accrue against, be charged to, or recoverable from United or its officers, agents, servants and employees arising out of an act or omission of Contractor (or its subcontractor) related to Contractor’s provision of services under this Agreement, excluding willful misconduct, or the gross negligence, of United. Notwithstanding anything to the contrary set forth in this Agreement, such damages may include the payment of consequential, special or exemplary damages for

Exhibit 10.2

claims under Environmental Laws or due to the release of Hazardous Materials to the extent an applicable lease agreement, sublease or other similar agreement requires the payment of such damages. Any indemnification claims arising under this Section 4.19 shall be administered pursuant to the procedures set forth in Section 7.3 hereto.

(xi)
All notices to be provided by Contractor to United under this Section 4.19 shall be provided as indicated in Section 11.2 of this Agreement, with a copy to Managing Director–Environmental Affairs, United Airlines, Inc., 233 South Wacker Drive-WHQSE, Chicago, IL 60606.

4.20
Early Brake Release.

[***]

United shall gather all data relating to the measurement of the time periods elapsed between aircraft brake release and aircraft wheel movement for departures of all Scheduled Flights for E175 Covered Aircraft as measured by the electronic systems included on all in-service E175 Covered Aircraft (and such systems shall meet the requirements of Section 4.3(c), Section 4.3(d), Exhibit H and Exhibit I hereto including without limitation in respect of ACARS-based data capture). Contractor’s early brake release performance relating to E175 Covered Aircraft for each calendar month (the “EBR Performance”) shall be determined by calculating the simple average of the EBR Periods for all Scheduled Flights.

If, in any given calendar month, Contractor’s average EBR Period for Scheduled Flight departures is greater than the EBR Goal, United shall provide Contractor with notice that Contractor has not met the EBR Goal, following which Contractor shall [***] the “EBR Cure Period”) following receipt of such notice, during which to reduce its average EBR Period to an observed average EBR Period less than or equivalent to the EBR Goal. If Contractor has not reduced its average EBR Period to an observed average EBR Period that is less than or equivalent to the EBR Goal as of the end of the EBR Cure Period, then Contractor shall owe a payment (the “EBR Payment”) to United equal to the product of (x) for all Scheduled Flights of E175 Covered Aircraft included in the EBR Performance calculation whose recorded EBR Period exceeds the EBR Goal, the aggregate number of minutes by which such recorded EBR Periods exceeded the EBR Goal, multiplied by (y) [***] of the block hour rate set forth on Schedule 2A, as applicable. The EBR Payment will be made by Contractor to United as provided in Section 3.6(c)(ii). Contractor’s average EBR Period shall be continuously calculated in successive EBR Cure Periods and Contractor shall pay the applicable EBR Payment with respect to each such EBR Cure Period, until Contractor meets the EBR Goal with respect to an EBR Cure Period.

4.21
Ground Handling.

(a)
United or United’s designee (for the purposes of this Section 4.21(a), references to United shall be interpreted to include United’s designee, as applicable) shall be responsible for all Ground Handling Services at all cities identified from time to time by United to which Contractor shall provide Regional Airline Services. To

Exhibit 10.2

effect the performance of the Ground Handling Services, United at its sole option and in its sole discretion may from time to time (i) perform all Ground Handling Services directly, (ii) contract with Contractor pursuant to a separate ground handling agreement, or (iii) sub-contract with an affiliate of United or a third party vendor, or any combination of any of the foregoing.

(b)
Contractor shall use commercially reasonable efforts to cooperate with any provider of Ground Handling Services in order to facilitate efficient, cost effective, and safe operations and to ensure compliance with all applicable laws.

(c)
In connection with Contractor’s provision of Contractor Services to United under this Agreement, Contractor shall adopt and comply with, and shall cause its employees to adopt and comply with, and shall be responsible for United’s direct costs resulting from Contractor’s compliance with, all applicable procedures, including without limitation training procedures, as required by United’s provision of Ground Handling Services as provided in Section 4.21(a) above.

4.22
IT Requirements.

Contractor shall comply with the IT Requirements, as set forth on Exhibit I.

4.23
Maintenance Right to Bid.

If Contractor intends to engage in any maintenance, repair or overhaul of the Covered Aircraft, and intends to engage a third party (rather than performing such maintenance, repair or overhaul using its own employees), then Contractor shall invite United to match the most favorable, last and final bona fide offer received by Contractor from a third party for such maintenance, repair or overhaul work on a “right of last offer” basis, and shall engage United to perform such maintenance, repair or overhaul work if United matches such offer.

4.24
Landing Fees.

(a)
United, directly or by or through its subsidiaries, agents, or affiliates, shall pay on behalf of Contractor landing fees incurred for Scheduled Flights, unless, in United’s sole discretion exercised from time to time, it notifies Contractor in writing that Contractor shall pay such landing fees at an Applicable Airport.

(b)
If United pays for landing fees on behalf of Contractor pursuant to Section 4.24(a) above, then the costs of such landing fees shall be incurred directly by United, pursuant to Section 3.4(a)(x). If United elects to have Contractor pay for such landing fees, then such costs shall be incurred directly by Contractor and reconciled pursuant to Section 3.6(b)(ii)(A)(4).

4.25
Ground Support Equipment (GSE).

Exhibit 10.2

At United’s direction, and to the extent permitted by applicable federal law and regulations, mainline ground support equipment (“GSE”) and GSE processes shall be used in connection with Contractor’s performance of Regional Airline Services; provided that such GSE and GSE processes shall be modified to be compatible with the Covered Aircraft if necessary, such determination to be made by United.

4.26
Ozone Monitoring.

Contractor agrees to mitigate the risk of passenger ozone exposure on the E175 Covered Aircraft and CRJ900 Covered Aircraft through the use of a dispatcher product that detects the presence of ozone and adjusts to a higher altitude when ozone is absent. All costs incurred to achieve this mitigation shall be borne by Contractor. Product is to be installed not later than November 30, 2015.

4.27
Block-Hour Requirement; Pilot Requirement; Designation of Non-Comp Aircraft.

(a)
Block-Hour Requirement.

(i)
At any time from time to time, Contractor shall maintain sufficient capability to operate (A) the number of block-hours per day per Available to Schedule E175 Covered Aircraft corresponding to [***] applicable to the then-current Initial Proposed Monthly Schedule or Final Monthly Schedule, as the case may be, in each case issued pursuant to Section 2.1(c) and (B) the number of block-hours per day per Available to Schedule CRJ Covered Aircraft corresponding to the average scheduled stage length applicable to the then-current Initial Proposed Monthly Schedule or Final Monthly Schedule, as the case may be, in each case issued pursuant to Section 2.1(c); provided that, in each of the foregoing clauses (A) and (B), the number of block hours per day corresponding to a particular [***]shall be determined by applying [***] to the table set forth under clause (a)(ii) below (subject to linear interpolation between the data points in such table) (the requirements set forth in the foregoing clauses
(A)
and (B), collectively, the “Block-Hour Requirement”).

(ii)
If, based on any combination of past, current or future performance (such future performance as determined by United in good faith), in each case for a one calendar month period, Contractor does not meet the Block-Hour Requirement, then United may, in its sole discretion, designate as many Covered Aircraft as Non-Comp Aircraft (any date on which United designates a Non-Comp Aircraft, a “Designation Date”) as is necessary to cure such condition; provided that, with respect to any past calendar month period, United must make such designation no later than the [***] following the last day of such calendar month; and provided further that, for any such estimate of future performance in respect of a particular Designation Date,

Exhibit 10.2

(A) such estimate shall not include any period beyond the [***] calendar month following such Designation Date, and (B) the Block-Hour Requirement as of the Designation Date relevant to such estimate shall be calculated using the [***] for the relevant future period of performance derived from the then-current Initial Proposed Monthly Schedule or Final Monthly Schedule, as the case may be, in each case issued pursuant to Section 2.1(c), as of such Designation Date, by applying such [***] pursuant to the table set forth below in this clause (a)(ii) (subject to linear interpolation between the data points in such table); provided, however, that if the requirement in one of, but not both of, clauses (A) and (B) of the Block-Hour Requirement has not been satisfied (or, in United’s good faith determination, will not be satisfied), then United’s right to designate Covered Aircraft as Non-Comp

Aircraft shall be limited to the applicable fleet with respect to which the applicable requirement has not been satisfied.

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Exhibit 10.2

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(b)
Pilot Requirement. If, based on any combination of past, current or United’s good faith estimate of future performance, for any [***] calendar months,

Contractor does not meet both (i) [***] available pilots per Available to Schedule E175 Covered Aircraft and (ii) [***] available pilots per Available to Schedule CRJ Covered Aircraft (the “Pilot Requirement” and, together, with the Block-Hour Requirement, the “Utilization Requirements”), then United may, in its sole discretion, designate as many Covered Aircraft as Non-Comp Aircraft as is necessary to cure such condition, provided that this requirement will not become effective until the [***] day following the date of this Agreement. [***]

(c)
[***]

(i)
[***]

(ii)
[***]

(A)
[***]

4.28
[***][***]Training. The parties acknowledge and agree that, notwithstanding the potential induction of CRJ900 Covered Aircraft pursuant to the provisions set forth in Table 2 to Schedule 1, a material inducement to United’s execution and delivery of this Agreement is the potential transition of Regional Airline Services [***] In furtherance thereof, Contractor shall at all times use commercially reasonable efforts to (i) procure and maintain the E175 Resources [***] (ii) accommodates any good faith projections delivered by United to Contractor from time to time for the allocation of Regional Airline Services between E175 Covered Aircraft operations and CRJ900 Covered Aircraft operations, (iii) recruit and retain pilots and flight attendants for the operation of E175 Covered Aircraft, and (iv) maximize the availability of training resources such as flight simulators and related flight simulator time (whether or not leased) for the operation of E175 Covered Aircraft. Contractor shall at all times maintain adequate records to document its compliance with this Section 4.28, and all such records shall be subject to United’s audit rights set forth in Section 3.5. Without limiting the foregoing,

Exhibit 10.2

Contractor shall in good faith consider, and use commercially reasonable efforts to implement promptly, all suggestions submitted in good faith by United as to Contractor’s obligations in this Section 4.28, and shall meet and confer promptly upon United’s requests from time to time in connection therewith.
4.29
Crew Base Locations. At any time from time to time, United shall have the right, exercisable in its sole discretion by delivery of written notice to Contractor (upon reasonable advance notice of at least [***] to cause Contractor to add or change crew base locations; [***]

4.30
Block Hour Floor. Without limiting any of Contractor’s other obligations under this Agreement, Contractor shall at all times ensure that it maintains the operational capacity (including as to pilots, flight attendants, mechanics, other personnel, and use of third party resources) to operate under this Agreement a number of block hours on completed Scheduled Flights per calendar month at least equal to the lesser (such lesser amount, the “Block Hour Floor”) of (x) for any particular calendar month, the product obtained by multiplying (A) [***] by (B) the number of Available to Schedule Aircraft during such calendar month, by (C) the number of days in such calendar month, and (y) [***].

ARTICLE V CERTAIN RIGHTS OF UNITED

5.1
Use of Covered Aircraft.

Contractor agrees that, except as expressly permitted hereby or as otherwise directed in writing by United, the Covered Aircraft and the Engines may be used only to provide Regional Airline Services. Without the written consent of United, the Covered Aircraft may not be used by Contractor for any other purpose, including without limitation flying for any other airline or on Contractor’s own behalf. In addition, with respect to any Engine, Contractor shall not discriminate against United with respect to Contractor’s operation, use or maintenance of such Engine (x) as compared to other similar engines in Contractor’s fleet, or (y) in the provision of Regional Airline Services as compared to Contractor’s operations for other airlines or for its own use.

5.2
Prohibited Transaction.

Contractor shall not permit or undertake any Prohibited Transaction without the prior written consent of United.

5.3
Performance Discussions.

Upon United’s request delivered at any time and from time to time, Contractor’s chief executive officer (the “CEO”) and/or, at United’s option, if Contractor’s Controllable Completion Factor for the most recent [***] months is below [***] Contractor’s independent lead director (or

Exhibit 10.2

in the absence of a designated independent lead director, any independent director of Contractor selected by United) (the “Lead Director”) shall meet in person with United at its headquarters to discuss such operational performance as soon as reasonably practicable after United’s request, but in any event not more than [***] days following such request; provided that if the CEO and/or the Lead Director, as applicable, do not meet in person with United upon United’s request as provided above, then Contractor shall pay United, no later than the [***] Day following the end of a calendar month, [***] per Covered Aircraft for [***] (or pro-rated portion thereof, as the case may be) that occurs following United’s request until either the CEO and/or the Lead Director, as applicable, meets in person with United or this Agreement is earlier terminated. For the avoidance of doubt, nothing in this Section 5.3 shall limit Contractor’s obligations hereunder and under any Ancillary Agreement to provide Contractor Services, including without limitation its obligations under Section 4.8, and Contractor is and shall remain solely responsible for the safe operation of its aircraft and the safe provision of Regional Airline Services, including all Scheduled Flights.

ARTICLE VI INSURANCE

6.1
Minimum Insurance Coverages.

During the Term, in addition to any insurance required to be maintained by Contractor pursuant to the terms of any aircraft lease, or by any applicable governmental or airport authority, Contractor shall maintain, or cause to be maintained, in full force and effect policies of insurance with insurers of recognized reputation and responsibility, in each case to the extent available on a commercially reasonable basis, as follows:

(a)
Comprehensive aircraft hull and liability insurance, including aircraft third party, passenger liability (including passengers’ baggage and personal effects), cargo and mail legal liability, personal injury and all-risk ground and flight physical damage, with a combined single limit of not less than [***] per occurrence and a minimum limit in respect of personal injury for non-passengers of [***] per occurrence and in the aggregate, and hull and liability war risk and other perils insurance with a combined single limit no less than [***] per occurrence and in the aggregate; provided that with respect to war risk insurance acquired from the United States government, the commercial general liability coverage (crew and passengers) of such policy may have such lower combined single limit as is the maximum limit issued by the government from time to time;

(b)
Workers’ compensation at statutory limits and employer’s liability with a limit of not less than [***];
(c)
Automobile liability covering all owned, non-owned, leased and hired automobiles, trucks and trailers in an amount not less than [***] combined single limit per occurrence; and

(d)
All risk property insurance at replacement cost, including flood, and earthquake if located in an earthquake zone, and placed with commercially reasonable deductibles

Exhibit 10.2

not to exceed [***] of the insured values. United shall be named as a loss payee, as their interests may appear.

United shall retain the right at any time to review the coverage, form, and amount of the insurance required hereby. If, in the opinion of United, the insurance provisions in this Agreement do not provide adequate protection for United and/or the aviation operations of Contractor associated with the Covered Aircraft, United may require Contractor to obtain insurance sufficient in coverage, form, and amount to provide adequate protection. United’s requirement shall be commercially reasonable but shall be designed to assure protection from and against the kind and extent of risk which exists at the time a change in insurance is required (provided such protection is available on commercially reasonable terms), and Contractor agrees to provide same within thirty (30) days of receiving notice from United.

6.2
Endorsements.

Contractor shall cause the policies described in Section 6.1 to be duly and properly endorsed by Contractor’s insurance underwriters with respect to Contractor’s flights and operations as follows:

(a)
To provide that the underwriters shall waive subrogation rights against United, its affiliates, directors, officers, agents, employees and other authorized representatives, except for the war risk hull insurance as provided by the U.S. government pursuant to Chapter 443, Premium War Risks Insurance;

(b)
To provide that United, UCH, and their respective directors, officers, agents, employees and other authorized representatives shall be endorsed as additional insured parties as respects operations of the named insured and liability coverage (other than as to workers’ compensation, employers liability and property insurance);

(c)
To provide that insurance shall be primary to and without right of contribution from any other insurance which may be available to the additional insureds;

(d)
To include a breach of warranty provision in favor of the additional insureds;

(e)
To accept and insure Contractor’s hold harmless and indemnity undertakings set forth in this Agreement, but only to the extent of the coverage afforded by the policy or policies; and
(f)
To provide that such policies shall not be canceled, terminated or adversely materially altered, changed or amended until thirty (30) days (but seven (7) days or such lesser period as may be available in respect of war risk and other perils and ten

(10) days in the case of a cancellation for nonpayment of premium) after written notice shall have been sent to United.

6.3
Evidence of Insurance Coverage.

Exhibit 10.2

At the commencement of this Agreement, and upon each renewal, Contractor shall furnish to United evidence reasonably satisfactory to United of such insurance coverage and endorsements, including certificates certifying that such insurance and endorsements are in full force and effect. If Contractor fails to acquire or maintain insurance as herein provided, United may at its option secure such insurance on Contractor’s behalf at Contractor’s expense.

ARTICLE VII INDEMNIFICATION

7.1
Contractor Indemnification of United.

Contractor shall be liable for and hereby agrees to fully defend, release, discharge, indemnify and hold harmless United, UCH, and their respective directors, officers, employees and agents from and against any or all claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, fines, penalties, costs and expenses of any kind, character or nature whatsoever, including attorneys’ fees, costs and expenses in connection therewith and expenses of investigation and litigation thereof, which may be suffered by, accrued against, charged to, or recoverable from United, UCH or their respective directors, officers, employees or agents, including but not limited to, any such losses, costs and expenses arising out of the execution or delivery of this Agreement, or performance by Contractor under this Agreement brought by a third party, or involving (i) death or injury (including claims of emotional distress and other non- physical injury by passengers) to any person, including without limitation any of Contractor’s or United’s directors, officers, employees or agents, (ii) loss of, damage to, or destruction of property (including real, tangible and intangible property, and specifically including regulatory property such as route authorities, slots and other landing rights), including any loss of use of such property, or (iii) damages due to delays in any manner, in each case arising out of, connected with, or attributable to (w) any act or omission by Contractor or any of its directors, officers, employees or agents relating to the provision of Contractor Services, (x) the performance, improper performance, non-performance or breach of any or all obligations to be undertaken by Contractor or any of its directors, officers, employees or agents pursuant to this Agreement or any Ancillary Agreement, (y) the operation, non-operation, or improper operation of the Covered Aircraft or Contractor’s equipment or facilities at any location, in each case excluding only claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, fines, penalties, costs and expenses, or (z) the breach of any or all representations and warranties of Contractor or Parent pursuant to this Agreement or any Ancillary Agreement except to the extent (A) resulting from the gross negligence or willful misconduct of United, UCH or their respective directors, officers, agents or employees (other than gross negligence or willful misconduct imputed to such indemnified person by reason of its interest in a Covered Aircraft, and excluding Contractor acting as United’s agent pursuant to Section 10.12), or (B) directly caused by a breach by United of this Agreement or any Ancillary Agreement.

7.2
United Indemnification of Contractor.

United shall be liable for and hereby agrees to fully defend, release, discharge, indemnify,

Exhibit 10.2

and hold harmless Contractor, Parent, and their respective directors, officers, employees and agents from and against any or all claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, fines, penalties, costs and expenses of any kind, character or nature whatsoever, including attorneys’ fees, costs and expenses in connection therewith and expenses of investigation and litigation thereof, which may be suffered by, accrued against, charged to, or recoverable from Contractor, Parent or their respective directors, officers, employees or agents, including but not limited to, any such losses, costs and expenses involving (i) death or injury (including claims of emotional distress and other non-physical injury by passengers) to any person, including without limitation any of Contractor’s or United’s directors, officers, employees or agents (excluding Contractor as such an agent), (ii) loss of, damage to, or destruction of property including real, tangible and intangible property, and specifically including regulatory property such as route authorities, slots and other landing rights, including any loss of use of such property or (iii) damages due to delays in any manner, in each case arising out of, connected with or attributable to (x) the performance, improper performance, nonperformance or breach of any or all obligations to be undertaken by United or any of its directors, officers, employees or agents (excluding Contractor as such an agent) pursuant to this Agreement, but only to the extent that such performance, improper performance or nonperformance is due to gross negligence or willful misconduct, or (y) the operation, non-operation or improper operation of United’s aircraft, equipment or facilities (excluding, for the avoidance of doubt, Covered Aircraft and any equipment or facilities leased or subleased by United to Contractor or otherwise used by Contractor for the provision of Contractor Services to United) at any location, in each case excluding only claims, demands, damages, liabilities, suits judgments, actions, causes of action, losses, fines, penalties, costs and expenses (A) to the extent resulting from the negligence or willful misconduct of Contractor (including in its capacity as an agent of United, UCH or their respective directors, officers, agents or employees), Parent or their respective directors, officers, employees or agents,

(B) for which Contractor is obligated to indemnify or otherwise reimburse United pursuant to this Agreement or any Ancillary Agreement, (C) directly caused by a breach by Contractor of this Agreement or any Ancillary Agreement, or (D) to the extent resulting from acts or omissions of any ground handler, fuel supplier or servicer, or caterer (including without limitation, for purposes of this clause (D), United and its affiliates where any of them is acting in the capacity as a ground handler pursuant to this Agreement); provided that if United or any of its affiliates is acting directly in the capacity of a ground handler pursuant to this Agreement, then unless superseded by another agreement between United or such affiliate, on the one hand, and Contractor, on the other, the indemnity provisions set forth in Exhibit Q shall govern the indemnification obligations of United or such affiliate to Contractor, its directors, officers, employees and agents with respect to the actions of United or such affiliate in its capacity as a ground handler; and provided further that in the event of a conflict between the provisions of this Section 7.2 and the provisions of Section 4.4, the provisions of Section 4.4 shall control. For the avoidance of doubt, the indemnification obligations of United under this Section 7.2 shall not be interpreted to require United to defend, release, discharge, indemnify, or hold harmless Contractor, Parent, or any of their respective directors, officers, employees and agents from and against any claims brought by a third party arising out of the execution or delivery of this Agreement by Contractor or Parent.

7.3
Indemnification Claims.

Exhibit 10.2

A party (the “Indemnified Party”) entitled to indemnification from another party under the terms of this Agreement (the “Indemnifying Party”) shall provide the Indemnifying Party with prompt written notice (an “Indemnity Notice”) of any third party claim or other claim which the Indemnified Party believes gives rise to a claim for indemnity against the Indemnifying Party hereunder. Notwithstanding the foregoing, the failure of an Indemnified Party to promptly provide an Indemnity Notice shall not constitute a waiver by the Indemnified Party to any right to indemnification or otherwise relieve such Indemnifying Party from any liability hereunder unless and only to the extent that the Indemnifying Party is materially prejudiced as a result thereof, and in any event shall not relieve such Indemnifying Party from any liability which it may have otherwise than on account of this Article VII. With respect to third party claims, the Indemnifying Party shall be entitled, if it accepts financial responsibility for the third party claim, to control the defense of or to settle any such third party claim at its own expense and by its own counsel; provided that no settlement by the Indemnifying Party of such a claim will be binding on the Indemnified Party for purposes of the indemnification provisions hereof without the prior written consent of such Indemnified Party to such settlement, which consent may not be unreasonably withheld, conditioned or delayed. The Indemnified Party shall provide the Indemnifying Party with such information as the Indemnifying Party shall reasonably request to defend any such third party claim and shall otherwise cooperate with the Indemnifying Party in the defense of any such third party claim. Except as set forth in this Section 7.3, no settlement or other compromise or consent to a judgment by the Indemnified Party with respect to a third party claim as to which the Indemnifying Party is asserted to have an indemnity obligation hereunder will be binding on the Indemnifying Party for purposes of the indemnification provisions hereof without the prior written consent of such Indemnifying Party to such settlement, which consent may not be unreasonably withheld, conditioned or delayed, it being agreed however that it shall be reasonable for the Indemnifying Party to withhold or delay its consent if the Indemnifying Party reasonably asserts that the claim is not fully covered by the indemnity provided hereunder, and the entering into of any settlement or compromise or the consent to any judgment in violation of the foregoing shall constitute a waiver by the Indemnified Party of its right to indemnity hereunder to the extent the Indemnifying Party was prejudiced thereby. Any Indemnifying Party shall be subrogated to the rights of the Indemnified Party to the extent that the Indemnifying Party pays for any loss, damage or expense suffered by the Indemnified Party hereunder. If the Indemnifying Party does not accept financial responsibility for the third party claim or fails to defend against the third party claim that is the subject of an Indemnity Notice within thirty (30) days of receiving such notice (or sooner if the nature of the third party claim so requires), or otherwise contests its obligation to indemnify the Indemnified Party in connection therewith, the Indemnified Party may, upon providing written notice to the Indemnifying Party, pay, compromise or defend such third party claim without the prior consent of the (otherwise) Indemnifying Party. In the latter event, the Indemnified Party, by proceeding to defend itself or settle the matter, does not waive any of its rights hereunder to later seek reimbursement from the Indemnifying Party. With respect to all other claims, the Indemnifying Party shall promptly make payment of such claim upon receipt of reasonably sufficient evidence supporting such claim; provided, that if the Indemnifying Party in good faith disputes all or part of its obligation to indemnify the Indemnified Party hereunder or the amount involved, the senior management of each party shall meet to discuss and attempt to resolve such dispute between the parties and, if such dispute is not resolved within forty-five (45) days of such claim being made, then the parties may pursue other remedies.

Exhibit 10.2

7.4
Employer’s Liability; Independent Contractors; Waiver of Control.

(a)
Employer’s Liability and Workers’ Compensation. Each party, with respect to its own employees, accepts full and exclusive liability for the payment of workers’ compensation premiums and employer’s liability insurance premiums with respect to such employees, and for the payment of all taxes, contributions or other payments for unemployment compensation or old age or retirement benefits, pensions or annuities now or hereafter imposed upon employers by the government of the United States or any other governmental body, including state, local or foreign, with respect to such employees measured by the wages, salaries, compensation or other remuneration paid to such employees, or otherwise.

(b)
Employees, etc., of Contractor. The employees, agents, and independent contractors of Contractor engaged in performing any of the services Contractor is to perform pursuant to this Agreement are employees, agents, and independent contractors of Contractor for all purposes, and under no circumstances will be deemed to be employees, agents or independent contractors of United. In its performance under this Agreement, Contractor will act, for all purposes, as an independent contractor and not as an agent for United. Notwithstanding the fact that Contractor has agreed to follow certain procedures, instructions and standards of service of United pursuant to this Agreement, United will have no supervisory power or control over any employees, agents or independent contractors engaged by Contractor in connection with its performance hereunder, and all complaints or requested changes in procedures made by United will, in all events, be transmitted by United to Contractor’s designated representative. Nothing contained in this Agreement shall be construed as joint employment or is intended to limit or condition Contractor’s control over its operations or the conduct of its business as an air carrier.

(c)
Employees, etc., of United. The employees, agents, and independent contractors of United engaged in performing any of the services United is to perform pursuant to this Agreement are employees, agents, and independent contractors of United for all purposes, and under no circumstances will be deemed to be employees, agents, or independent contractors of Contractor. Contractor will have no supervision or control over any such United employees, agents and independent contractors and any complaint or requested change in procedure made by Contractor will be transmitted by Contractor to United’s designated representative. In its performance under this Agreement, United will act, for all purposes, as an independent contractor and not as an agent for Contractor.

(d)
Contractor Flights. The fact that Contractor’s operations are conducted under United’s Marks and listed under the UA designator code will not affect their status as flights operated by Contractor for purposes of this Agreement or any other agreement between the parties, and Contractor and United agree to advise all third parties, including passengers, of this fact.

Exhibit 10.2

7.5
No Double Recovery.

Notwithstanding anything to the contrary contained in this Agreement, no party shall be entitled to indemnification or reimbursement under any provisions of this Agreement for any amount to the extent such party has been indemnified or reimbursed for such amount under any other provision of this Agreement.

7.6
Survival.

The provisions of this Article VII shall survive the termination of this Agreement.

ARTICLE VIII

TERM, TERMINATION AND DISPOSITION OF AIRCRAFT

8.1
Term.

The Term of this Agreement shall commence on the date that the first Covered Aircraft is placed into service under the terms and conditions of this Agreement (the “Commencement Date”) and, unless earlier terminated or extended as provided herein, shall continue until the last Scheduled Exit Date for any Covered Aircraft as set forth on Schedule 1, as such date may be extended pursuant to Section 10.2 or Section 10.10, as applicable, hereof (the “Term”).

8.2
Early Termination.

(a)
By United for Cause or Special Cause. United may terminate this Agreement, immediately upon providing written notice of termination to Contractor following the occurrence of any event that constitutes Cause or Special Cause. Any termination pursuant to this Section 8.2(a) shall supersede any other termination pursuant to any other provision of this Agreement (even if such other right of termination shall already have been exercised), and the date of such notice of termination for Cause or Special Cause shall be the Termination Date for purposes of this Agreement (and such Termination Date pursuant to this Section 8.2(a) shall supersede any other Termination Date that may have been previously established pursuant to another termination).

(b)
By United for Breach. United may terminate this Agreement, by providing written notice to Contractor, upon the occurrence of a material breach of this Agreement by

Contractor as described in clause (i) below which breach shall not have been cured within [***] days after notice of such breach is delivered by United to Contractor. United may terminate this Agreement, by providing written notice of termination to Contractor, upon the occurrence of any other material breach of this Agreement by Contractor, which breach shall not have been cured within [***] days after written notice of such breach is delivered by United to Contractor (which [***] day notice period may run concurrently with the [***] day notice period, if any, provided

Exhibit 10.2

pursuant to Section 4.3 for quality of service-related breaches). Any such written notice of termination delivered pursuant to the foregoing sentences shall specify the Termination Date (subject to the provisions of this Article VIII) and describe in reasonable detail the events giving rise to the material breach claim. The parties hereto agree that, without limiting the circumstances or events that may constitute a material breach, each of the following shall constitute a material breach of this Agreement by Contractor: (i) a reasonable and good faith determination by United, using recognized standards of safety, that there is a material safety concern with the operation of any Scheduled Flights, (ii) a carrier-specific grounding of more than [***] Covered Aircraft by regulatory or court order or other governmental action, (iii) a failure to meet the terms of Section 9.1(j) hereof, (iv) the occurrence of a material breach by Contractor of any Ancillary Agreement, which breach shall not have been cured during the applicable cure period, (v) the failure of Contractor to cure, within [***] days following written notice to Contractor from United, any material failure of [***] or more Covered Aircraft to meet United’s standards set forth in Exhibit J, [***]

(c)
By Contractor for Breach. Contractor may terminate this Agreement, by providing written notice of termination to United, upon (i) failure by United to make any payment or payments under this Agreement aggregating in excess of [***] including, without limitation, any payments which become due during any Wind- Down Period, but excluding any amounts which are the subject of a good faith dispute between the parties, which failure shall not have been cured within [***] Business Days after written notice of such breach is delivered by Contractor to United or (ii) the occurrence of any other material breach of this Agreement by United, including without limitation, any breach during any Wind-Down Period, which breach shall not have been cured within [***] days after written notice of such breach is delivered by Contractor to United. Such written notice of termination shall specify the Termination Date (subject to the provisions of this Article VIII).

(d)
By United for Breach of Other CPA. United may terminate this Agreement, by providing written notice of termination to Contractor upon the early termination by United of any other capacity purchase or similar arrangement between United and

Contractor or Contractor’s affiliate; provided, that the foregoing termination right in this Section 8.2(d) shall not apply in the event such other capacity purchase or similar arrangement between United and Contractor or Contractor’s affiliate is terminated solely as a result of events or actions similar to those described in clauses (i), (ii) or (iii) of the definition of Cause herein. Such written notice of termination shall specify the Termination Date (subject to the provisions of this Article VIII).

(e)
Survival During Wind-Down Period. Upon any termination hereunder, the Term shall continue, and this Agreement shall survive in full force and effect, beyond the Termination Date until the end of the Wind-Down Period, if any, and the rights and obligations of the parties under this Agreement, including without limitation remedies available upon the occurrence of events constituting Cause, Special Cause

Exhibit 10.2

or material breach, shall continue with respect to each Covered Aircraft until it is withdrawn from this Agreement and otherwise until the later of the Termination Date and the end of the Wind-Down Period, if any.

(f)
Terminations for Non-Carrier Specific Groundings. United may terminate this Agreement, by providing written notice to Contractor, upon (i) the non-carrier specific grounding of more than [***] Covered Aircraft by regulatory or court order or other governmental action for [***] days or (ii) the non- carrier specific grounding of [***] or fewer Covered Aircraft by regulatory or court order or other governmental action for [***] consecutive days. Such a termination shall be effective upon Contractor’s receipt of such termination notice.

8.3
Disposition of Aircraft During Wind-Down Period.

(a)
Termination by United for Cause or Special Cause. If this Agreement is terminated pursuant to Section 8.2(a), then at United’s election at the time of such termination, either (x) such termination shall be treated as a termination pursuant to Section 8.2(b) and the provisions of Section 8.3(b) shall apply or (y) the Covered Aircraft shall be withdrawn from the capacity purchase provisions of this Agreement in accordance with the following schedule: (i) within [***] days of delivery of any notice of termination, United shall deliver to Contractor a revocable written Wind-Down Schedule which shall (A) provide for the withdrawal of such Covered Aircraft from the capacity purchase provisions of this Agreement and (B) delineate the number of each aircraft type to be withdrawn by month, (ii) United may amend or modify such Wind-Down Schedule in its sole discretion by providing [***] written notice to Contractor of such amendment or modification, and (iii) the Wind- Down Schedule (A) may begin immediately upon its delivery, and (B) may not provide for the withdrawal of any Covered Aircraft beyond the earlier of (a) the date that is [***] after the date of delivery of the Wind-Down Schedule, and (b) the date on which the head lease applicable to the Covered Aircraft terminates. United shall have the right to designate any specific Covered Aircraft purchased or to be purchased by United to be withdrawn on a specific date in accordance with the Wind-Down Schedule; otherwise, Contractor shall determine which specific Covered Aircraft shall be withdrawn on all other dates as required by, and in accordance with, the Wind-Down Schedule. The provisions of this Section 8.3(a) shall supersede any Wind-Down Schedule delivered pursuant to any other provision of this Agreement in accordance with a Wind-Down Schedule to be delivered by United to Contractor on the Termination Date.

(b)
Termination by United for Breach, etc. If this Agreement is terminated by United under Section 2.4, Section 8.2(b), Section 8.2(d) or Section 8.2(f), then the Covered Aircraft (or in the event of a partial termination, the applicable Covered Aircraft) shall be withdrawn from the capacity purchase provisions of this Agreement in accordance with the following terms and conditions.

Exhibit 10.2

(i)
Within [***] days of delivery of any notice of termination delivered pursuant to Section 8.2(b), Section 8.2(d) or Section 8.2(f), United shall deliver to Contractor an irrevocable written Wind-Down Schedule, providing for the withdrawal of such Covered Aircraft from the capacity purchase provisions of this Agreement, and delineating the number of each aircraft type to be withdrawn by month. United shall deliver to Contractor the Wind-Down Schedule within [***] days of providing the applicable Notice pursuant to Section 2.4.

(ii)
Such Wind-Down Schedule (x) may not commence until the Termination Date, (y) may not provide for the withdrawal of any Covered Aircraft prior to the date that is [***] days after the date of delivery of the Wind- Down Schedule and (z) may not provide for the withdrawal of any Covered Aircraft beyond the earlier of (A) the date that is [***] after the date of delivery of the Wind-Down Schedule, and (B) the date on which the head lease applicable to the Covered Aircraft terminates. Except with respect to United Owned E175 Covered Aircraft and E175LL Covered Aircraft, Contractor shall have the right to designate any specific Covered Aircraft purchased or to be purchased by United to be withdrawn on a specific date in accordance with the Wind-Down Schedule.

(c)
Termination by Contractor for Breach. If this Agreement is terminated by Contractor under Section 8.2(c), then the Covered Aircraft shall be withdrawn from the capacity purchase provisions of this Agreement in accordance with the following terms and conditions:

(i)
The notice of termination delivered by Contractor to United pursuant to Section 8.2(c)(i) shall be irrevocable and shall contain a Termination Date that is not more than [***] days after the date of such notice; provided that such termination notice shall be void and of no further effect automatically upon the payment by United prior to such Termination Date of all unpaid amounts giving rise to the default under Section 8.2(c)(i). As of the Termination Date set forth in such notice of termination delivered pursuant to Section 8.2(c)(i), all of the Covered Aircraft shall automatically be withdrawn from the capacity purchase provisions of this Agreement and shall cease to be Covered Aircraft as of such date.

(ii)
The notice of termination delivered by Contractor to United pursuant to Section 8.2(c)(ii) shall be irrevocable and shall contain a Termination Date that is at least [***] days after the date of such notice. Prior to the [***] day after receipt of such termination notice, United shall deliver to Contractor a Wind-Down Schedule beginning on such Termination Date. The Wind- Down Schedule may not provide for the withdrawal of more than [***] Covered Aircraft per month (excluding the withdrawal of any Covered Aircraft upon the termination of the head lease relating to such Covered Aircraft), and may

Exhibit 10.2

not provide for the withdrawal of any Covered Aircraft on any date more than [***] months after the Termination Date. Contractor shall determine which specific Covered Aircraft shall be withdrawn on all dates as required by, and in accordance with, the Wind- Down Schedule.

(d)
Termination at End of Term. If the Agreement is terminated at the end of the Term (other than pursuant to Section 8.2), then each Covered Aircraft shall be withdrawn from the capacity purchase provisions of this Agreement on the Scheduled Exit Date set forth for such Covered Aircraft on Schedule 1, as amended.

8.4
Certain Other Remedies.

In addition to the remedies contemplated above in this Article VIII, United shall be entitled to the following remedies:

(a)
Certain Remedies for Labor Strike and Groundings. In the event of (i) the occurrence of a Labor Strike or (ii) the mandatory grounding of any portion of the Covered Aircraft by the FAA due to any action or inaction of Contractor, then for so long as such Labor Strike or mandatory grounding shall continue and thereafter until the number of Scheduled Flights that are On-Time Departures (including any delays resulting from a Labor Strike or mandatory grounding) on any day of the week equals or exceeds the number of Scheduled Flights that were On-Time Departures on the same day of the week prior to such Labor Strike or mandatory grounding, [***] The rights set forth in this Section 8.4(a) are in addition to, and not in limitation of, any other right of United arising hereunder.

(b)
Certain Remedies During Wind-Down Operations. Upon a material breach of this Agreement by Contractor (including without limitation, those described in Section 8.2(b) and Section 8.2(d)), which breach, if such breach has a cure period thereunder, shall not have been cured during such cure period, then from the date of such breach, or the end of such cure period, as applicable, until (i) such breach is cured or (ii) if this Agreement is otherwise terminated by United pursuant to Section 8.2(b) or Section 8.2(d), then until the end of any applicable Wind-Down Period, as consideration for United’s forbearance in exercising its termination remedies and damages incurred with respect to the portion of the Regional Airline Services that continue to be provided prior to and during such Wind-Down Period (the parties having agreed that the value of such forbearance and damages may be difficult to calculate) and without any further action by any party, each item of Compensation for Carrier Controlled Costs set forth in Section 3.1(a) and Schedules 2A and 2B shall be decreased to an amount equal to such item of Compensation for Carrier Controlled Costs (per hour, departure, passenger or other unit of measurement, as applicable) divided by [***]; provided that the parties specifically acknowledge that the foregoing liquidated damages are in respect of Regional Airline Services for such period of time as they continue to be provided and are without regard to, and not in limitation of, any recourse or remedy available to United at law or in equity for

Exhibit 10.2

damages suffered in respect of Regional Airline Services that are terminated; and provided further that the provisions of this Section 8.4(b) are not intended to be duplicative of the provisions of Section 8.4(e), and in the event of any conflict between such provisions, the provisions of Section 8.4(e) are intended to override the provisions of this Section 8.4(b).

(c)
Liquidated Damages for Failure to Place CRJ900 Covered Aircraft in Service by CRJ900 Committed In-Service Date. If Contractor shall fail to place in-service a CRJ900 Covered Aircraft by the CRJ900 Committed In-Service Date for such aircraft, as such CRJ900 Committed In-Service Date may be delayed by, and only to the extent such date is delayed by an Act of God or such delay is attributable solely to the delay by a third-party vendor for the painting or modification of such CRJ900 Covered Aircraft as contemplated by Section 3.8 (provided that, in the case of such Act of God or third-party vendor delay, Contractor has used commercially reasonable efforts to minimize the extent of such delay), then, with respect to each such aircraft:

(x)
Contractor shall pay to United as liquidated damages for United’s lost revenue related to such delay, [***] per aircraft per calendar day for each calendar day that delivery of such aircraft is so delayed from performing Regional Airline Services, such payment to be made in accordance with Section 3.6(c)(ii), and

(y)
if Contractor has failed to place such aircraft in-service by the [***] day after the CRJ900 Committed In-Service Date for such aircraft, then United shall have the unilateral right to terminate this Agreement as to such Covered Aircraft immediately by written notice to Contractor.
(d)
Liquidated Damages for Reduction in the Number of Covered Aircraft. If, after delivery of all of the Covered Aircraft, the number of Covered Aircraft available to operate in Regional Airline Services (accounting for Spare Aircraft and aircraft undergoing scheduled maintenance) falls below the total number of Covered Aircraft listed in Schedule 1 for a period of time exceeding [***] days, then Contractor will pay to United, as liquidated damages for United’s lost revenue related to such unavailability of each such Covered Aircraft and not as a penalty, the following amounts within [***] business days from the receipt of United’s calculations of such amounts (which may be sent together or separately):

(i)
[***]

(ii)
any prepayment made pursuant to Section 3.6(a) in respect of such unavailable aircraft for the period of such unavailability; plus

(iii)
the total denied boarding compensation and passenger-related interrupted trip costs paid or otherwise incurred by United (including without limitation hotel, meal and ground transportation costs and the face value of any travel

Exhibit 10.2

certificates issued) in respect of any Scheduled Flights delayed or canceled as a result of the unavailability of such aircraft.

(e)
Certain Liquidated Damages for United. If either (x) Contractor or Parent, either expressly or through an affirmative act, repudiates or materially breaches this Agreement, or otherwise breaches this Agreement in any manner that either results in Contractor’s inability or failure to materially perform under this Agreement or substantially deprives United of the benefits of this Agreement, and Contractor is unable or unwilling to provide United with reasonable assurance that such breach will be cured by Contractor within [***] days following such breach (a “Repudiation Event”), or (y) United terminates this Agreement as a result of Contractor’s breach, then, in each case, Contractor will pay to United, as liquidated damages for United’s prospective losses related to the loss of the benefit of the bargain for the remainder of the term of this Agreement and not as a penalty, within [***] business days from the receipt of the calculation from United, the Daily United Damages (as described below), for each day remaining during the period commencing with the date of such Repudiation Event or termination through the end of the scheduled term of this Agreement, in each case calculated as though both (I) in the [***] month period referenced in the definition of “Daily United Damages” every Final Monthly Schedule during such period fully satisfied the Block-Hour Requirement applicable to such Final Monthly Schedule based on “[***]” in the table set out in Section 4.27(a) and (II) United had exercised its full extension rights to the maximum extent permitted under Section 10.2 as of immediately prior to such Repudiation Event or termination with respect to each United Owned E175 Covered Aircraft; provided that, solely for the purpose of the reference to Section 10.2 in this Section 8.4(e), (i) the [***] month notice requirement in Section 10.2 shall be disregarded, and (ii) such full exercise of extension rights referenced above shall be interpreted to include both increments of extensions referenced in the proviso to Section 10.2(a) and also to include all United Owned E175 Covered Aircraft as extended throughout such extension period. In addition, Contractor shall be liable for all reasonable attorneys’ fees and other costs and expenses of United incurred by reason of such Repudiation Event or termination, or exercise of United’s rights and remedies with respect thereto. As used herein, “Daily United Damages” shall equal (W) United’s aggregate revenue received from the operation of all Covered Aircraft under this Agreement during the [***]full calendar months immediately preceding the Repudiation Event or termination (including but not limited to revenues from passenger sales, cargo and mail services as well as any “beyond revenue” (constituting revenue from transfers to other United flights)), minus (X) the aggregate revenue received by Contractor from United pursuant to the terms of this Agreement with regard to the operation of all Covered Aircraft under this Agreement during the [***] calendar months immediately preceding the Second Amendment Effective Date (including all payments received pursuant to Section 3.6 in respect of such operations at the rates and amounts in effect prior to the Second Amendment Effective Date), minus (Y) the United incurred expenses referred to in Section 3.4(a) incurred in respect of such

Exhibit 10.2

operations, and divided by (Z) [***]. Where applicable, dollar amounts used in the calculations described in this Section 8.4(e) shall be as reported in United’s Financial Profitability System. [***]

[***]

(f)
If a Termination Event or Repudiation Event shall have occurred, then notwithstanding anything contained in this Agreement to the contrary, [***] Contractor that would otherwise have been required pursuant to Section 2.4 (but for this Section 8.4(f)).

(g)
The parties agree that the damages to be suffered by United in the scenarios described in each of the foregoing paragraphs of this Section 8.4 would be difficult to calculate, and that the liquidated damages set forth in each of such foregoing paragraphs are a good faith and reasonable estimate of such damages, and that such liquidated damages are not intended to be a penalty. The inclusion of liquidated damages in this Section 8.4 is not intended to modify, waive or restrict United’s rights to exercise any and all remedies available at law or in equity for Contractor’s breach of this Agreement, other than the recovery of monetary damages for the losses and damages described herein, for which these liquidated damages are intended to be the sole and exclusive remedy; provided that United’s right to indemnification pursuant to Article VII for claims brought by third parties shall not be limited in any way by this Section 8.4.

(h)
Damages.

(i)
NO PARTY TO THIS AGREEMENT OR ANY OF ITS AFFILIATES SHALL BE LIABLE TO ANY OTHER PARTY HERETO OR ANY OF ITS AFFILIATES FOR CLAIMS FOR CONSEQUENTIAL, PUNITIVE, SPECIAL OR EXEMPLARY DAMAGES, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHETHER A CLAIM IS BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, VIOLATION OF ANY APPLICABLE DECEPTIVE TRADE PRACTICES ACT OR SIMILAR LAW OR ANY OTHER LEGAL OR EQUITABLE PRINCIPLE, AND EACH PARTY RELEASES THE OTHERS AND THEIR RESPECTIVE AFFILIATES FROM LIABILITY FOR ANY SUCH DAMAGES; PROVIDED THAT THE FOREGOING LIMITATION SHALL NOT APPLY TO LIMIT THE LIABILITY OF ANY PARTY FOR THE CONSEQUENTIAL DAMAGES SUFFERED BY ANY OTHER PARTY IF THE FIRST PARTY ACTED IN BAD FAITH; PROVIDED FURTHER THAT THE PARTIES AGREE THAT ANY LIQUIDATED DAMAGES PAYABLE TO UNITED PURSUANT TO THIS SECTION 8.4 (OR, IF FOR ANY REASON DIRECT OR ACTUAL DAMAGES ARE AWARDED, THE COSTS INCURRED BY UNITED FOR ARRANGING AND

Exhibit 10.2

PROVIDING FOR ANY REGIONAL AIRLINE, GROUND HANDLING

AND OTHER SERVICES TO REPLACE THE CONTRACTOR SERVICES (OR ANY PORTION THEREOF) FOLLOWING A TERMINATION OF THIS AGREEMENT) SHALL BE CONSIDERED DIRECT AND ACTUAL DAMAGES SUFFERED BY UNITED, AND SHALL NOT BE CONSIDERED CONSEQUENTIAL, PUNITIVE, SPECIAL OR EXEMPLARY DAMAGES FOR PURPOSES OF THIS AGREEMENT. NO PARTY SHALL BE ENTITLED TO RESCISSION OF THIS AGREEMENT AS A RESULT OF BREACH OF ANY OTHER PARTY’S REPRESENTATIONS, WARRANTIES, COVENANTS OR AGREEMENTS, OR FOR ANY OTHER MATTER; PROVIDED FURTHER THAT NOTHING IN THIS SECTION 8.4(h) SHALL RESTRICT THE RIGHT OF ANY PARTY TO EXERCISE ANY RIGHT TO TERMINATE THIS AGREEMENT PURSUANT TO THE TERMS HEREOF.

(ii) NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT TO THE CONTRARY, CONTRACTOR SHALL NOT BE LIABLE TO UNITED (OR ANY OF ITS AFFILIATES, OR ITS OR ITS AFFILIATES' DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) FOR MONETARY DAMAGES CALCULATED PURSUANT TO SECTION 8.4(c), 8.4(d) or 8.4(e) IN RESPECT OF ANY CLAIMS ARISING FROM A TERMINATION FOR BREACH OF CONTRACT CONSTITUTING SPECIAL CAUSE IN EXCESS (INDIVIDUALLY AND IN THE AGGREGATE) OF [***] PROVIDED THAT IF SUCH CLAIMS ARE FOR A BREACH OF CONTRACT CONSTITUTING CAUSE OR ANY BREACH (INCLUDING ANY BREACH CONSTITUTING AN INCHOATE OR UNMATURED DEFAULT) OTHER THAN A BREACH CONSTITUTING ONLY SPECIAL CAUSE (BUT NOT ALSO CAUSE), THEN THE PROVISIONS AND LIMITATIONS SET FORTH IN THIS SECTION 8.4(h)(ii) SHALL NOT APPLY; AND PROVIDED FURTHER THAT THE FOREGOING LIMITATIONS SHALL BE CALCULATED WITHOUT REGARD TO, AND SHALL EXCLUDE, DAMAGES IN RESPECT OF CLAIMS MADE PURSUANT TO ARTICLE VII HERETO FOR INDEMNIFICATION OF THIRD PARTY CLAIMS.

(i)
Equitable Remedies. Each party acknowledges and agrees that, under certain circumstances, the breach by a party of a term or provision of this Agreement will materially and irreparably harm the other party, that money damages will accordingly not be an adequate remedy for such breach and that the non-defaulting party, in its sole discretion and in addition to its rights under this Agreement and any other remedies it may have at law or in equity (and notwithstanding the provisions of Section 11.15 below), may apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit and without provision of any notice) for specific performance and/or other injunctive relief in order to enforce or

Exhibit 10.2

prevent any breach of the provisions of this Agreement.

ARTICLE IX REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1
Representations and Warranties of Contractor.

Contractor represents, warrants and covenants to United as of the date hereof as follows:

(a)
Organization and Qualification. Contractor is a duly organized and validly existing corporation under the laws of its state of incorporation. Contractor has the corporate power and authority to own, operate and use its assets and to provide the Contractor Services. Contractor is duly qualified to do business as a foreign corporation under the laws of each jurisdiction that requires such qualification.

(b)
Authority Relative to this Agreement. Contractor has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Contractor. This Agreement has been duly and validly executed and delivered by Contractor and is, assuming due execution and delivery thereof by United and that United has legal power and right to enter into this Agreement, a valid and binding obligation of Contractor, enforceable against Contractor in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally and legal principles of general applicability governing the availability of equitable remedies (whether considered in a proceeding in equity or at law or otherwise under applicable law).

(c)
Conflicts; Defaults. Neither the execution or delivery of this Agreement nor the performance by Contractor under this Agreement will (i) violate, conflict with, or constitute a breach of or default under any of the terms of Contractor’s certificate of incorporation, by-laws, or any provision of, or result in the acceleration of any obligation under, any material contract, including any capacity purchase agreement or other agreement with any other air carrier, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease or other agreement to which Contractor is a party or by which it or any of its properties or assets may be bound, (ii) result in the creation or imposition of any lien, charge or encumbrance in favor of any third person or entity, (iii) violate, conflict with, or give rise to any cause of action under any capacity purchase agreement or other agreement with any other air carrier, any law, including any state or Federal common law, statute, regulation or administrative law applicable to Contractor, (iv) violate or conflict with any judgment, decree, order, rule or regulation of any governmental authority or body applicable to Contractor, or (iv) constitute any event which, after notice or

Exhibit 10.2

lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens, charges or encumbrances.

(d)
No Existing Default. Contractor is not (i) in violation of its charter or by-laws, (ii) in breach or default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a breach or default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, in each case of clauses (i), (ii) or (iii) where such violation, breach, default or failure would have a material adverse effect on Contractor or on its ability to provide Regional Airline Services and otherwise perform its obligations hereunder. To the knowledge of Contractor, no third party to any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument that is material to Contractor to which Contractor is a party or by which any of them are bound or to which any of their properties are subject, is in default in any material respect under any such agreement.

(e)
Broker. Contractor has not retained or agreed to pay any broker or finder with respect to this Agreement and the transactions contemplated hereby.

(f)
Financial Statements. The financial statements (including the related notes and supporting schedules) of Contractor delivered (or, if filed with the Securities and Exchange Commission, made available) to United immediately prior to the date hereof fairly present in all material respects the consolidated financial position of Contractor, as the case may be, and their respective results of operations as of the dates and for the periods specified therein. Since the date of the latest of such financial statements, there has been no material adverse change nor any development or event involving a prospective material adverse change with respect to Contractor, as the case may be. Such financial statements have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved, except to the extent disclosed therein.

(g)
Insurance. Contractor is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts and with such deductibles as are customary in the businesses in which they are engaged. Contractor has not received notice of cancellation or non-renewal of such insurance. All such insurance is outstanding and duly in force on the date hereof. Contractor has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse

Exhibit 10.2

effect on Contractor.

(h)
No Proceedings. There are no legal or governmental proceedings pending, or investigations commenced of which Contractor has received notice, in each case to which Contractor is a party or of which any property or assets of Contractor is the subject which, if determined adversely to Contractor, would individually or in the aggregate have a material adverse effect on Contractor or on Contractor’s ability to provide Regional Airline Services and otherwise perform its obligations hereunder; and to the best knowledge of Contractor, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(i)
No Labor Dispute. No labor dispute with the employees of Contractor exists or, to the knowledge of Contractor, is imminent which would reasonably be expected to have a material adverse effect on Contractor or on its ability to provide Regional Airline Services and otherwise perform their respective obligations hereunder.

(j)
Permits. Contractor possesses all material certificates, authorizations and permits issued by FAA, DOT, TSA, DHS, EPA and other applicable federal, state or foreign regulatory authorities necessary to conduct its business, to provide Regional Airline Services and otherwise to perform its obligations hereunder, and neither Contractor nor Parent has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse effect on Contractor or Parent or on the ability of either to conduct its businesses, to provide Regional Airline Services or otherwise to perform its respective obligations hereunder.

(k)
Sanctions and Trade Compliance. None of Contractor, its subsidiaries or affiliates will enter into any agreement, transaction or dealing in violation of, or in a manner that could expose United, its subsidiaries or affiliates to Losses under applicable Law, including any Sanctions, in connection with Contractor’s dealings, flights, shipments, and services related to Cuba that are supported by Contractor. This includes an undertaking not to carry out any export, transfer or transmission of goods, services, software, technical data or technology in violation of any Sanctions.

Contractor represents that it has obtained all licenses, authorizations and approvals required under applicable Law required to carry out its business operations relating to Cuba including its exports, transfers and transmissions of export-controlled goods, services, technology, technical data or software, and is in full compliance with the terms, limitations, provisos and other requirements set forth in or imposed in connection with all such licenses, authorizations and approvals.

9.2
Representations, Warranties and Covenants of United.

United represents, warrants and covenants to Contractor as of the date hereof as follows:

Exhibit 10.2

(a)
Organization and Qualification. United is a duly incorporated and validly existing corporation in good standing under the laws of the State of Delaware.

(b)
Authority Relative to this Agreement. United has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of United. This Agreement has been duly and validly executed and delivered by United and is, assuming due execution and delivery thereof by Contractor and that Contractor has legal power and right to enter into this Agreement, a valid and binding obligation of United, enforceable against United in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally and legal principles of general applicability governing the availability of equitable remedies (whether considered in a proceeding in equity or at law or otherwise under applicable law).

(c)
Conflicts; Defaults. Neither the execution or delivery of this Agreement nor the performance by United of the transactions contemplated hereby will (i) violate, conflict with, or constitute a default under any of the terms of United’s certificate of incorporation, by-laws, or any provision of, or result in the acceleration of any obligation under, any material contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease or other agreement to which United is a party or by which it or its properties or assets may be bound, (ii) result in the creation or imposition of any lien, charge or encumbrance in favor of any third person or entity, (iii) violate any law, statute, judgment, decree, order, rule or regulation of any governmental authority or body, or (iv) constitute any event which, after notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens, charges or encumbrances.

(d)
Broker. United has not retained or agreed to pay any broker or finder with respect to this Agreement and the transactions contemplated hereby.

(e)
No Proceedings. There are no legal or governmental proceedings pending, or investigations commenced of which United has received notice, in each case to which United is a party or of which any property or assets of United is the subject which, if determined adversely to United, would individually or in the aggregate have a material adverse effect on United or on its ability to perform its obligations hereunder; and to the best knowledge of United, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

ARTICLE X

CERTAIN AIRCRAFT-RELATED PROVISIONS

10.1
Right to Call.

Exhibit 10.2

(a)
United, or its designee (for the purposes of this Section 10.1, references to United shall be interpreted to include United’s designee, as applicable), will have the option, exercisable at any time from time to time in its sole discretion by delivery of written notice to Contractor, to purchase any or all Covered Aircraft owned by Contractor or to assume Contractor’s leasehold interest with respect to any or all Covered Aircraft leased by Contractor (other than such aircraft leased from United), as the case may be. In addition, United shall have the option, exercisable at any time from time to time in its sole discretion by delivery of written notice to Contractor, to purchase any or all CRJ900 Covered Aircraft owned by Contractor or to assume Contractor’s leasehold interest with respect to any or all CRJ900 Covered Aircraft leased by Contractor (other than any such aircraft leased from United), as the case may be. Each Covered Aircraft purchased or the leasehold interest in which is assumed pursuant to this Section 10.1 shall be referenced herein, individually and collectively, as a “Call Option Aircraft,” the option or obligation, as the case may be, to acquire the Call Option Aircraft or assume their leases shall be referenced herein as the “Call Option,” and the terms of such obligation to purchase or assume shall be as set forth in this Section 10.1. Notwithstanding anything to the contrary in this Agreement, if this Agreement is terminated with respect to one or more [***] Aircraft at a time when any such [***] Aircraft is subject to an [***] Security Interest, the provisions of Section 10.1 shall not apply to such [***] Aircraft. Notwithstanding anything to the contrary in this Agreement, if this Agreement is terminated with respect to one or more Secured Loan Aircraft at a time when any such Secured Loan Aircraft is subject to a Secured Loan Security Interest, the provisions of Section 10.1 shall not apply to such Secured Loan Aircraft.

(b)
Such Call Option will be governed by the terms set forth below:

(i)
Any such written notice delivered by United to Contractor pursuant to Section 10.1(a) shall be a “Call Option Notice”, and each Call Option Notice shall specify the Call Option Aircraft (as such term is defined below) that are subject to such notice.

(ii)
With respect to any Contractor Owned E175 Covered Aircraft, the Call Option shall be deemed to have been exercised, and shall be automatically exercised, upon delivery of the applicable 2.4(b)(ii) Notice.

(iii)
United may, at its option, deliver a written notice (a “Call Option Request”) to Contractor requesting Call Option Information at any time from time to time.
(iv)
Within [***] Business Days following its receipt of a Call Option Request, Contractor shall provide United with: (A) with respect to a Call Option Aircraft that is leased to Contractor (a “Leased Call Option Aircraft”), copies of all lease agreements, and with respect to all Call Option Aircraft owned by Contractor (whether directly, through an affiliate or owner trust)

Exhibit 10.2

(an “Owned Call Option Aircraft”), copies of all financing and related agreements; (B) all lease rates and other financial information relevant to such lease agreements and financing and related agreements; (C) a good faith estimate of any costs to be incurred by Contractor in connection with the disposition of the Call Option Aircraft pursuant to the Call Option with respect to each such aircraft, including without limitation any termination, make-whole, prepayment (or similar) penalty or fee, breakage, third party attorney’s fees and costs, trustee and wind-up fees and recording/filing fees, whether in connection with the lease or financing of the aircraft or the maintenance and/or support thereof, in each case as in effect on the earlier of the date of the applicable Call Option Request or the termination to which such Call Option Request relates; (D) [***] (E) a summary of the maintenance status of each such aircraft, including with regard to the airframe, engines, landing gear, major components and other items reasonably requested by United;
(F)
the identity of and contact information for all parties with an interest in such aircraft or otherwise to be party to any assignments or purchases; and
(G)
any other information relevant to the Call Option that United may reasonably request (all such information in clauses (A) through (G) of this Section 10.1(b)(iii), the “Call Option Information”). Contractor’s disclosures of Call Option Information shall be made expressly subject to any confidentiality restrictions applicable to the Call Option Information, and United agrees to be bound by such restrictions (subject to any arrangements regarding such confidentiality restrictions made between United and the party or parties to which such confidentiality obligations are owed). Upon the delivery of all Call Option Information to United, Contractor shall notify United in writing that all such information has been delivered.

(v)
United shall have the right to revoke, with respect to any or all of the Call Option Aircraft, any such Call Option exercise prior to the consummation of the purchase or assignment of the relevant Call Option Aircraft, by written notice to Contractor prior to such consummation.

(vi)
Leased Call Option Aircraft.

(A)
In each case in respect of each Leased Call Option Aircraft for which the Call Option has been exercised by United’s delivery of a Call Option Notice in its sole discretion pursuant to Section 10.1(a) (and not pursuant a requirement to exercise of the Call Option as referenced in Section 2.4(b)(ii)), [***], the written consent from the existing lessor (and applicable financing parties) to a full assignment and assumption by United (without recourse to Contractor) of all obligations of Parent and Contractor under the lease agreement, any guaranty and other related documents associated with the lease (or

Exhibit 10.2

lease financing) of such Call Option Aircraft, together with a full release (the “Release”) of Contractor and Parent from any and all obligations under such agreements for periods following the assignment date (such lease agreement, guaranty and other related documents, the “Lease Documents”). Such assignment and assumption agreement shall contain the Release and shall otherwise be in a form reasonably acceptable to Contractor and United and shall contain the provisions provided in clause (C) below (such agreement, “Assignment and Assumption Agreement”).

(B)
As to Leased Call Option Aircraft for which the Call Option has been exercised by United’s delivery of a Call Option Notice in its sole discretion pursuant to Section 10.1(a) (and not pursuant a requirement to exercise of the Call Option as referenced in Section 2.4(b)(ii)), United and Contractor shall enter into an Assignment and Assumption Agreement for each such Leased Call Option Aircraft. As to Leased Call Option Aircraft for which the Call Option has been exercised pursuant to the requirement referenced in Section 2.4(b)(ii) (and not pursuant to United’s delivery of a Call Option Notice in its sole discretion pursuant to Section 10.1(a)), United and Contractor shall enter into an Assignment and Assumption Agreement only if both of the following conditions have been satisfied: (i) the existing lessor with respect to such Leased Call Option Aircraft has delivered its written consent to permit the execution, delivery and consummation of such Assignment and Assumption Agreement, and (ii) Contractor demonstrates to United’s reasonable satisfaction that all obligations required of the lessee at return to lessor pursuant to the lease applicable thereto have been either fully complied with or fully waived by the lessor in writing, including with regard to the airframe, engines, landing gear, major components and other items reasonably requested by United. Subject to Contractor’s receipt of a duly executed and effective Release, Contractor shall deliver such aircraft to United free and clear of all liens and encumbrances other than (x) the lien attributable to the lease, (y) any other lien attributable to the lessor or other financing party of the Covered Aircraft and (z) any lien permitted to exist pursuant to the terms of the Lease Documents. Each Leased Call Option Aircraft shall otherwise be delivered to United in

“AS-IS, WHERE-IS” condition, subject to the terms of the Lease Documents; provided that nothing in this sentence shall be interpreted as relieving Contractor of any of its obligations under this Agreement, including its obligation to operate and maintain the aircraft in accordance with the terms herein; and provided further that, notwithstanding the above, Contractor shall be solely liable, and United shall not be liable, for any breaches or defaults, or damages resultant thereto, having occurred in respect of any Leased Call Option

Exhibit 10.2

Aircraft pursuant to this Agreement or the Lease Documents prior to the effective time of the assignment and Release and delivery by Contractor to United of such Leased Call Option Aircraft. Each Leased Call Option Aircraft shall be delivered to United at a location in the continental United States selected by United in United’s sole discretion (any such location, a “Delivery Location”); provided that, if Contractor does not have a maintenance/operations base at a Delivery Location, then United shall pay to Contractor the direct out- of-pocket costs incurred by Contractor to deliver the applicable Leased Call Option Aircraft to such Delivery Location; provided further that any Leased Call Option Aircraft shall not be deemed delivered unless and until: (aa) Contractor has delivered to United all records and documents that Contractor is required to maintain in accordance with its FAA-approved records retention program and the applicable lease in respect of such aircraft, plus such other records and documents that are reasonably requested by United and are in Contractor’s possession (provided, however, that if United reasonably requests additional records and documents that are not so required and are not in Contractor’s possession, then, at United’s request and cost, Contractor shall use commercially reasonable efforts to assist United in causing such records to be delivered to United); and (bb) the delivered aircraft is (vv) complete, (ww) has no parts or other items of equipment installed thereon that are not at the effective time of such assignment titled with the owner of such aircraft in accordance with the terms of the applicable lease, (xx) is in a condition for continuing commercial passenger operations under FAR Part 121 and the applicable lease, (yy) has no deferred/carryover maintenance items or, with respect to any Airworthiness Directives, any waivers or Alternative Means of Compliance (AMOCs) and (zz) complies with the applicable lease’s aircraft return provisions, except for those provisions regarding (A) Lessee’s exterior insignia and interior markings, (B) airworthiness directives (without limiting the requirements set forth in clause (yy) above), (C) scheduled maintenance, (D) engine maintenance, (E) engine return, (F) structural inspection tasks, (G) landing gear life, (H) tires and brakes, (I) condition of controlled components and (J) appraisals; provided further that the reasonable costs of Contractor’s compliance with return conditions relating to storage upon return shall be for United’s account; and provided further that, notwithstanding anything to the contrary contained herein, upon United’s request, Contractor shall make the aircraft available, prior to delivery of the aircraft and consummation of any assignment or sale, for the performance of airframe and engine inspections arranged by United and performed at its cost, including but not limited to boroscopes, ground performance runs, on-wing static inspections and testing and EGT margin tests.

Exhibit 10.2

(C)
Each of the following provisions shall apply and shall be provided for in the Assignment and Assumption Agreement: (t) risk of loss or damage to the Leased Call Option Aircraft and any corresponding obligation to store and maintain such aircraft shall transfer to United at the effective time of such assignment and Release and upon the completion of transfer of possession of such aircraft by Contractor to United; (u) United shall indemnify and insure (in accordance with customary terms) Contractor against all third-party liabilities and obligations related to facts or circumstances arising at and after such assignment, (v) Contractor shall indemnify and insure (in accordance with customary terms) United from all liabilities and obligations related to facts or circumstances arising prior to the date of the assignment, (w) at the effective time of the Assignment and Assumption Agreement, (i) Contractor shall transfer to United, and United shall take possession of, all rights in any deposits, prepaid rent and/or maintenance reserves held by the Lessor pursuant to, but subject to, the terms of the Lease Documents, (ii) United shall pay to Contractor, in immediately available funds, an amount equal to such rent security deposits and transferred prepaid rent (but only to the extent that United has not already reimbursed Contractor or otherwise paid for such rent security deposits and/or rent pursuant to the compensation and reimbursement provisions herein or used any portion of such rent security deposits and/or rent to cure any default existing under such Lease Documents at the time of such lease assumption), and (iii) to the extent that any payments of rent, reserves and/or deposits existing under the applicable Lease Documents cannot be transferred to (or for the benefit of) United, and such payments, reserves and/or deposits have already been paid or reimbursed by United, then Contractor shall pay to United, in immediately available funds, an amount equal to such payments, reserves and/or deposits,

(x) United shall assume all obligations and liabilities of Contractor as above provided with respect to such Lease Documents as of the effective date of such assignment, and (y) Contractor shall assign, to the extent assignable, all warranties, service life policies, guarantees and similar programs relating to such Leased Call Option Aircraft provided by the applicable manufacturer.

(D)
United may not take possession of any Leased Call Option Aircraft unless United or Contractor first obtains an Assignment and Assumption Agreement and Release relating to all such aircraft that have been fully executed by all of the parties thereto (a “Consent”).

(vii)
Owned Call Option Aircraft. [***] Subject to United’s payment to Contractor of the applicable purchase price for the Owned Call Option

Exhibit 10.2

Aircraft as provided above and the other amounts required to be paid hereunder, Contractor shall deliver such aircraft to United free and clear of all liens and encumbrances, and otherwise in “AS-IS, WHERE-IS” condition; provided that nothing in this sentence shall be interpreted as relieving Contractor of any of its obligations under this Agreement, including its obligation to operate and maintain the aircraft in accordance with the terms herein; and provided further that, notwithstanding the above, Contractor shall be solely liable, and United shall not be liable, for any breaches or defaults, or damages resultant thereto, having occurred in respect of any Owned Call Option Aircraft under any debt or financing arrangements in respect of such Owned Call Option Aircraft prior to the delivery by Contractor to United of such Owned Call Option Aircraft. Each Owned Call Option Aircraft shall be delivered to United at a Delivery Location; provided that, if Contractor does not have a maintenance/operations base at the Delivery Location, then United shall pay to Contractor the direct out-of-pocket costs incurred by Contractor to deliver the applicable Owned Call Option Aircraft to such Delivery Location; provided further that no Owned Call Option Aircraft shall be deemed delivered unless and until all records and documents required by Contractor’s FAA-approved maintenance program to be maintained in respect of such aircraft have been delivered to United. The effective date of such sale shall occur, and Contractor shall deliver such aircraft to United, on the [***] Business Day following the date of exercise of the Call Option Notice. The applicable purchase and sale agreement with respect to such Owned Call Option Aircraft shall provide that (x) risk of loss or damage to the Owned Call Option Aircraft and any corresponding obligation to store and maintain such aircraft shall transfer to United only upon the completion of transfer of possession of such aircraft by Contractor to United and payment to Contractor of the amounts specified herein, (y) United shall indemnify and insure (in accordance with customary terms) Contractor against all third-party liabilities and obligations related to facts or circumstances arising at and after such transfer, and (z) to the extent not otherwise provided for in this Agreement, Contractor shall indemnify and insure (in accordance with customary terms) United from all liabilities and obligations related to facts or circumstances arising prior to the date of such transfer.

(c)
Contractor shall not discriminate in its operation or maintenance of the Call Option Aircraft (including without limitation with respect to any swapping or removal of parts, components or engines) following United’s exercise, or deemed exercise of, a Call Option in respect to any aircraft and shall continue to comply with the provisions of Article IV hereto as they relate to each aircraft.

(d)
United shall assume [***] provided that Contractor is not then in uncured default under such agreements, including without limitation with respect to any amounts

Exhibit 10.2

due and owing thereunder, it being understood that Contractor shall be solely liable, and United shall not be liable, for any breaches or defaults, or damages resultant thereto, having occurred under any such agreement prior to such assumption or termination.

10.2
Extension of E175 Aircraft Term.

(a)
At any time and from time to time, but not less than [***] months prior to the Scheduled Exit Date for any United Owned E175 Covered Aircraft, and at its sole option, United may extend the exit date for any United Owned E175 Covered Aircraft (which shall extend the capacity purchase provisions hereof with respect to such Covered Aircraft to such later exit date) by delivering to Contractor a revised Schedule 1 reflecting such later exit date; provided, that, with respect to each United Owned E175 Covered Aircraft, (i) the first extension for such aircraft shall only be made in one increment of [***] months, and (ii) the second extension for such aircraft shall only be made in one increment of [***] months; provided further, that the exit date for any United Owned E175 Covered Aircraft may be extended more than [***] but not greater than [***] times, it being understood that, as of the date of this amendment and restatement, there have been no extension dates for any United Owned E175 Covered Aircraft; provided further, that in no event shall United’s exercise of its extension rights pursuant to the provisions in this Section 10.2 result in Contractor operating less than [***] United Owned E175 Covered Aircraft in its provision of Regional Airline Services to United under this Agreement; and provided further, that the rates set forth on Schedule 2A in effect immediately prior to such extension term shall remain in effect throughout the extension term. Upon delivery to Contractor, such revised Schedule 1 shall be incorporated into this Agreement without any further action by any party and shall thereafter constitute the amended and restated Schedule 1 for all purposes of this Agreement. Upon any determination by Contractor not to renew any lease for any Covered Aircraft, Contractor shall promptly notify United.

(b)
United may at any time and from time to time propose to extend the exit date for any E175 Covered Aircraft to Contractor through mutually-agreed modification of this Agreement.

10.3
Alternative Aircraft.

At any time that United desires to utilize aircraft other than the Covered Aircraft, Contractor and United agree to meet and discuss in good faith the appropriate adjustments to this Agreement necessary to include such other aircraft as a Covered Aircraft.

10.4
Additional Aircraft.

Subject in all events to the second sentence of Section 2.1, United shall have the right in its sole discretion at any time and from time to time during the Term to amend Schedule 1 to

Exhibit 10.2

increase the number of Covered Aircraft as a result of United’s decision to award or induct for Regional Airline Services either (i) as of any date of determination following the Effective Date, aircraft that constituted Covered Aircraft either at or at any time following such date, or (ii) other aircraft (any such additional aircraft referenced in the foregoing clauses (i) or (ii), collectively, the “New Aircraft”) utilized by Contractor for Regional Airline Services; provided that the following provisions shall apply, except as otherwise mutually agreed at the time of such additional of New Aircraft:

(a)
the Parties shall mutually agree on in-service dates for such New Aircraft;

(b)
the New Aircraft shall be an aircraft type equivalent to one of the aircraft types set forth on Schedule 1 (or an acceptable substitute aircraft mutually agreed to by United and Contractor);

[***][***]

(c)
if a New Aircraft is owned or leased by United, then prior to such aircraft entering Regional Airline Services on the in-service date set forth in Schedule 1, Contractor shall sublease such aircraft from United pursuant to a sublease in the form of the United standard form of sublease; [***]

(d)
if a New Aircraft was formerly an E175 Covered Aircraft that was removed from this Agreement following the Effective Date pursuant to Section 2.4(b) or Section 2.4(c), then the term for such New Aircraft shall not extend past “Scheduled Exit Date” as set forth on Schedule 1 for such aircraft as of immediately prior to the date on which the applicable removal notice for such aircraft was submitted by United under Section 2.4.

10.5
Covered Aircraft Leases.

With respect to each E175 Covered Aircraft, E175LL Covered Aircraft and any other Covered Aircraft that is leased or subleased by United to Contractor, upon not less than[***] Business Days’ notice by Contractor to United, and at least [***] Business Days’ prior to the Actual In-Service Date for such aircraft, United and Contractor shall enter into a Covered Aircraft Lease for such aircraft; provided that pursuant to each Covered Aircraft Lease, among other things, [***] (A) such Covered Aircraft has been withdrawn from this Agreement and no longer constitutes a Covered Aircraft, (B) the occurrence of a Labor Strike, or (C) the mandatory grounding of such Covered Aircraft by the FAA due to any action or inaction of Contractor [***] (x) in the case of such a withdrawal of such Covered Aircraft, such aircraft shall have been returned to United in accordance with the terms of such Covered Aircraft Lease and this Agreement, or (y) in the case of a Labor Strike or such a mandatory grounding, as the case may be, the number of Scheduled Flights that are On- Time Departures (including any days resulting from a Labor Strike or mandatory grounding) on any day of the week equals or exceeds the number of Scheduled Flights that were On-Time Departures on the same day of the week prior to such Labor Strike or mandatory grounding, as the case may be. Notwithstanding anything else contained herein to the

Exhibit 10.2

contrary, if and when a Covered Aircraft Lease terminates in accordance with its terms, then the aircraft subject to such lease shall no longer constitute a Covered Aircraft effective on the date on which the term of such Covered Aircraft Lease ends, regardless of whether the event giving rise to such lease termination also constitutes an independent termination or withdrawal event hereunder. Any withdrawal occurring upon such a termination of a Covered Aircraft Lease shall be separate and distinct from, and shall not limit or supersede, any other withdrawal rights of United contained in this Agreement.

10.6
Lien; Subordination.

(a)
In order to secure all of Contractor’s obligations owed to United pursuant to this Agreement (including without limitation the timely payment by Contractor of all payment and reimbursement obligations to United hereunder and any damages incurred by United (including without limitation pursuant to Article VIII) in any case where United is entitled to recover damages pursuant to applicable law as a result of the default by Contractor of its obligations hereunder), Contractor hereby grants to United a security interest of first priority (subject only to liens that arise by operation of applicable law and except as provided below) in the following (the “E175 Lien”): any and all of Contractor’s right, title and interest in all appliances, accessories and other equipment or property installed in or on the E175 Covered Aircraft (including all replacements of the foregoing), any equipment stored at United facilities, any contractual rights or general intangibles material to the operation or ownership or otherwise related to the E175 Covered Aircraft or amounts payable to Contractor with respect to damage or casualty to the E175 Covered Aircraft and all proceeds of the foregoing and any accounts containing such proceeds (collectively, the “E175 Collateral”); provided that the E175 Lien shall be junior and subordinate to any purchase money security interest in favor of one or more lenders (which lenders are not affiliates of Contractor) (each, a “PMSI Lender”) arising from the provision by such lender(s) to Contractor of purchase money financing used to acquire any portion of the E175 Collateral. Contractor agrees, subject to the subordination provision set forth in this Section 10.6, that United shall have all the rights, powers and remedies of a secured party available under applicable law following any such default by Contractor, including but not limited to, the right to take possession of and sell in one or more transactions (whether by foreclosure, power of sale, or otherwise) the E175 Collateral or any part thereof; provided further that the E175 Collateral shall not include any property owned by United or not owned by Contractor or its affiliates. Contractor further agrees that United shall be entitled from time to time to file such Uniform Commercial Code (“UCC”) financing statements and continuation statements with respect to the E175 Collateral and take such other actions as it deems necessary or appropriate in connection with the perfection and maintenance of such security interest, and Contractor hereby consents to the filing of all such UCC financing statements and continuation statements. Contractor represents and warrants to United that Contractor’s current location (within the meaning of Section 9-307 of the UCC) is the State of Arizona. Contractor agrees that it will give United timely written notice (but in any event not later than [***] prior to the expiration of the period of time specified under applicable law to

Exhibit 10.2

prevent lapse of perfection) of any change of its location (as such term is used in Section 9-307 of the UCC) from its then present location and will promptly take any action reasonably requested by United to continue the perfection of the E175 Lien on the E175 Collateral granted hereunder in favor of United; and provided, further, that no security interest shall be granted hereby in any property to the extent that such grant is prohibited by any agreement that comprises part of the

[***] Transaction; and provided, further, that no security interest shall be granted hereby in any property to the extent that such grant is prohibited by any agreement that comprises part of a Secured Loan Transaction.

(b)
Contractor hereby represents and warrants that (i) it has all requisite corporate power and authority to grant the E175 Lien in the E175 Collateral, and (ii) such grant does not breach or result in a default of any of Contractor’s contracts or agreements.

(c)
Notwithstanding the date, manner or order of perfection or attachment of the security interests and liens granted by Contractor to United pursuant to this Section 10.6 or to any PMSI Lender, and notwithstanding the usual application of the priority provisions of the UCC or any other applicable law or judicial decision, or whether a PMSI Lender or United holds possession of all or any part of the E175 Collateral, United hereby acknowledges and agrees that such PMSI Lender, as the case may be, shall have a first and prior continuing security interest in and lien on the E175 Collateral, and United shall have a security interest therein junior and subordinate in priority to the lien and security interest held by such PMSI Lender, as the case may be. United hereby agrees to make such filings and recordings in the public records to evidence the priorities made herein as may be reasonably requested by Contractor at the request any PMSI Lender, as the case may be, and, if required by any such PMSI Lender, enter into a subordination agreement directly with such PMSI Lender, as the case may be, in form and substance reasonably satisfactory to such PMSI Lender for the purpose of evidencing the subordination provisions set forth in this Section 10.6. The provisions of this Section 10.6 are applicable regardless of whether the security interest and/or lien of any PMSI Lender, as the case may be, in the E175 Collateral is not perfected for any reason.

10.7
New Aircraft Configuration.

Contractor shall ensure that any Covered Aircraft added to scope of this Agreement materially conform to United’s then-current specifications, including, but not limited to, specifications for aircraft configuration, galley, seats, winglets, and other standards, and that such aircraft are consistent with the specifications and livery applicable to such fleet type.

10.8
United’s Call Option on Certain Engines.

(a)
Reference is made herein to those certain engines owned by Contractor set out on Schedule 6 (collectively, the “Call Option Engines”). As promptly as practicable following the [***] anniversary of the Effective Date, but in no event later than [***]

Exhibit 10.2

Business Days thereafter, Contractor shall cause to be delivered to United information related to the maintenance and modification status of each Call Option Engine, as requested by United (“Engine Data”).

(b)
From and after the [***] anniversary of the Effective Date, United shall have the right (but not the obligation), exercisable in its sole discretion by providing written notice

(each, a “Appraisal Notice”), to direct Contractor to procure [***] separate appraisals of fair market value of one or more of such Call Option Engines specified in the applicable Appraisal Notice (the appraisal of the fair market value as to any Call Option Engine, an “Appraisal”); provided, however, that United shall not have the right to deliver an Appraisal Notice as to any particular Call Option Engine following the [***] Business Day on which Contractor has provided all Engine Data in compliance with the foregoing Section 10.8(a) (the “Appraisal Deadline”). If United delivers an Appraisal Notice, then Contractor shall cause [***] Appraisals to be provided as to the applicable Call Option Engines as promptly as reasonable following receipt of the applicable Appraisal Notice, but in no event later than [***] Business Days following the date of the applicable Appraisal Notice; provided that each Appraisal shall be provided by a different independent third-party expert; and provided further (x) [***] Appraisal shall be provided by an independent third-party appraisal expert selected by United with national recognition in the aviation industry, (y) [***] Appraisals shall be provided by independent third-party appraisal experts selected by Contractor with national recognition in the aviation industry. As to each Appraisal for a Call Option Engine, no later than [***] Business Day following receipt of an Appraisal thereof, Contractor shall deliver such Appraisal to United, together with any and all supporting documents relevant to such Appraisal to the extent provided by the relevant appraisal expert or otherwise reasonably requested by United. As to a Call Option Engine, from and after the date on which United has received all three Appraisals (such date, the “Reference Date”), the “Engine Price” shall be the simple average of such [***] Appraisals. No later than [***] Business Days following the Reference Date (if any) as to any Call Option Engine (and 11:59

p.m. Chicago, Illinois time on such [***] Business Day following the Reference Date shall be referenced herein as the “Deadline”), United shall have the right (but not the obligation), exercisable in its sole discretion by providing written notice (a “Call Exercise Notice”) to Contractor (but no advance notice shall be required), to cause Contractor to sell the Call Option Engine to United at the Call Option Price pursuant to one or more mutually agreed engine purchase agreements and at a delivery location specified by United in its sole discretion (each, an “Engine Purchase Agreement”); provided that if United has not delivered such written notice by the Deadline as to a Call Option Engine, then, as of the Deadline, United shall be deemed to have waived the foregoing right as to such Call Option Engine (any such circumstance, a “Call Option Waiver”); and provided further that the Call Exercise Notice shall be revocable by United as contemplated in Section 10.8(d) below.

Exhibit 10.2

(c)
As to each Call Option Engine, Contractor and Parent shall, and shall cause their Affiliates to, refrain from entering into, or consummating, any definitive agreement for the sale, transfer, conveyance, encumbrance or other disposition of such Call Option Engine; provided that, as to a particular Call Option Engine, this Section 10.8(c) shall not apply from and after the first to occur of (i) a Call Option Waiver (if any) with respect to such Call Option Engine, (ii) the date on which United has revoked its Call Exercise Notice as contemplated below, (iii) if Contractor has complied with its obligations under Section 10.8(a) as to a Call Option Engine, the Appraisal Deadline if United has not submitted an Appraisal Notice on or prior to such date.

(d)
As to any Call Option Engine for which United has submitted a Call Exercise Notice,

(i) no later than [***] days thereafter, Contractor shall make such Call Option Engine, in complete form, reasonably available to United and its representatives to conduct a physical inspection, it being understood that United shall have the right, exercisable in its sole discretion by written notice to Contractor, to revoke the applicable Call Exercise Notice (or portion thereof) if Contractor does not comply with the foregoing or if United is not satisfied with such physical inspection, (ii) United and Contractor shall use commercially reasonable efforts to consummate the applicable Engine Purchase Agreement no later than [***] days following United’s confirmation that it is satisfied with its physical inspection as contemplated in the immediately preceding clause (i), and (iii) the Engine Purchase Agreement shall provide for the sale of such Call Option Engine to United (or its designee) free and clear of any and all liens, and shall include customary representations, warranties, covenants and indemnities.

10.9
Parked Covered Aircraft.

(a)
United shall have the right, exercisable in its sole discretion at any time from time to time by delivery of written notice to Contractor, either (i) to designate [***] or more E175LL Covered Aircraft to a Parked Covered Aircraft or (ii) to cease to designate one or more Parked Covered Aircraft as Parked Covered Aircraft; provided that such written notice, if delivered from and after [***], shall (x) not provide for any such designation to be made effective prior to the date that is [***] days following the date of delivery of such notice, (y) include a revised Schedule 1 that replaces the previously effective Schedule 1 in its entirety solely to specify a Parked Aircraft Commencement Date (in the case of a Covered Aircraft that has been designated as a Parked Covered Aircraft) and/or a Scheduled In-Service Date (in the case of a Parked Covered Aircraft that has ceased to be designated as a Parked Covered Aircraft), as applicable. Effective immediately upon delivery by United of any such written notice of designation to Contractor with respect to any aircraft, Schedule 1 shall be deemed automatically amended and restated in full compliance with Section

11.3 without any further action by any party and such amended and restated Schedule 1 shall thereafter constitute Schedule 1 for all purposes of this Agreement

Exhibit 10.2

until and unless otherwise validly amended in accordance with this Agreement.

(b)
Notwithstanding anything to the contrary in this Agreement, for so long as an aircraft is designated as a Parked Covered Aircraft pursuant to this Agreement:

(i)
Other than for the rates set out in Table 3 to Schedule 2A for “per aircraft per month (as defined below)” and for “per aircraft per month (fixed rate),” [***]

[***]

(ii)
Such Parked Covered Aircraft shall not be considered Covered Aircraft for the purposes of (x) determining whether a Covered Aircraft is used in scheduled service or available to schedule for Scheduled Flights, (y) the calculation of spare aircraft requirements pursuant to Section 2.1(d), or (z) the calculations in the definition of System Flight Disruption.

(c)
United shall have complete discretion in the selection of the particular United-owned engines to be withdrawn with respect to any particular Parked Covered Aircraft subject to a termination or removal under this Agreement, and shall provide written notice to Contractor of its selection no later than [***] days prior to the expiration of the applicable Covered Aircraft Lease.

(d)
United shall either (i) [***]

10.10
Extension of CRJ900 Aircraft Term.

(a)
At any time and from time to time, but not less than [***] months prior to the Scheduled Exit Date for any CRJ900 Covered Aircraft, and at its sole option, United may extend the exit date for any CRJ900 Covered Aircraft (which shall extend the capacity purchase provisions hereof with respect to such Covered Aircraft to such later exit date) by delivering to Contractor a revised Schedule 1 reflecting such later exit date; provided, that, with respect to each CRJ900 Covered Aircraft, (i) the [***] extension for such aircraft shall only be made in one increment of [***] months, and (ii) the [***] extension for such aircraft shall only be made in one increment of [***] months; provided further, that the exit date for any CRJ900 Covered Aircraft may be extended more than [***] but not greater than [***] times, it being understood that, as of the date of this amendment and restatement, there have been no extension dates for any CRJ900 Covered Aircraft; provided further, that in no event shall United’s exercise of its extension rights pursuant to the provisions in this Section 10.10 result in Contractor operating less than [***] CRJ900 Covered Aircraft in its provision of Regional Airline Services to United under this Agreement; and provided further, that the rates set forth on Schedule 2B in effect immediately prior to such extension term shall remain in effect throughout the extension term. Upon delivery to Contractor, such revised

Exhibit 10.2

Schedule 1 shall be incorporated into this Agreement without any further action by any party and shall thereafter constitute the amended and restated Schedule 1 for all purposes of this Agreement. Upon any determination by Contractor not to renew any lease for any Covered Aircraft, Contractor shall promptly notify United.

(b)
United may at any time and from time to time propose to extend the exit date for any CRJ900 Covered Aircraft to Contractor through mutually-agreed modification of this Agreement.

10.11
Certain Material Terms as to Equity Issuance and Governance.

As a material inducement to United’s execution and delivery of this Agreement, Contractor and Parent shall, as promptly as practicable following the Effective Date, but in no event later than [***] cause all of the terms and conditions set forth on Exhibit R (collectively, the “Equity and Governance Terms”) to be incorporated into the organizational documents of each of Contractor and Parent or such other definitive documents as required in Exhibit R, as applicable, in each case pursuant to definitive amendments (or such other definitive instruments) each of which shall be in a form mutually agreed by United and Contractor.

10.12
E175LL Covered Aircraft Call Option.

(a)
Prior to [***] subject to the terms and conditions of this Section 10.12, Contractor shall have the option to purchase any or all E175LL Covered Aircraft owned or leased by United. Each E175LL Covered Aircraft purchased pursuant to this Section 10.12 shall be referenced herein, individually and collectively, as a “Call Option E175LL Aircraft,” the option to acquire the Call Option E175LL Aircraft shall be referenced herein as the “E175LL Call Option,” and the terms of such option to purchase shall be as set forth in this Section 10.12.

(b)
Such E175LL Call Option will be governed by the terms set forth below:

(i)
Contractor may, at its option, deliver a written notice (an “E175LL Call Option Request”) to United requesting E175LL Call Option Information. Within [***] Business Days following its receipt of an E175LL Call Option Request, United shall provide Contractor with: (A) all lease rates and other financial information relevant to such lease agreements and financing and related agreements; (B) a good faith estimate of any costs to be incurred by United in connection with the disposition of the Call Option E175LL Aircraft pursuant to the E175LL Call Option with respect to each such aircraft, including without limitation any termination, make-whole, prepayment (or similar) penalty or fee, breakage, United’s and third party attorney’s fees and costs, trustee and wind-up fees and recording/filing fees, whether in connection with the lease or financing of the aircraft or the maintenance and/or support thereof, in each case as in effect on the earlier of the date of the applicable E175LL Call Option Request or the termination

Exhibit 10.2

to which such E175LL Call Option Request relates, and in each case without duplication; (C) the E175LL Outstanding Debt Balance and, in United’s opinion, the E175LL United Equity of each Call Option E175LL Aircraft;

(D) except to the extent that Contractor is obligated to deliver such information to United, or to otherwise maintain such information, pursuant to this Agreement or any Covered Aircraft Lease, a summary of the maintenance status of each such aircraft, including with regard to the airframe, engines, landing gear, major components and other items reasonably requested by Contractor; (E) the identity of and contact information for all parties with an interest in such aircraft or otherwise to be party to any assignments or purchases; and (F) any other information relevant to the E175LL Call Option that Contractor may reasonably request (all such information in clauses (A) through (F) of this Section 10.12(b)(i), the “E175LL Call Option Information”). United’s disclosures of E175LL Call Option Information shall be made expressly subject to any confidentiality restrictions applicable to the E175LL Call Option Information, and Contractor agrees to be bound by such restrictions (subject to any arrangements regarding such confidentiality restrictions made between Contractor and the party or parties to which such confidentiality obligations are owed). Upon the delivery of all E175LL Call Option Information to Contractor, United shall notify Contractor in writing that all such information has been delivered.

(ii)
Contractor shall have the right to revoke, with respect to any or all of the Call Option E175LL Aircraft, any such E175LL Call Option exercised prior to the consummation of the purchase or assignment of the relevant Call Option E175LL Aircraft, by written notice to Contractor prior to such consummation; [***].

(iii)
[***]

[***]

(iv)
If Contractor exercises the E175LL Call Option with respect to any Call Option 175LL Aircraft from time to time, then United shall have the right (but not the obligation), exercisable in its sole discretion by delivery of written notice to Contractor no later than [***] Business Days thereafter, to contribute an amount not to exceed [***] to the debt financing applicable to such aircraft; provided that such contribution shall be delivered in the form of a subordinated note or such other subordinated debt instrument determined by United in its reasonable discretion. If United delivers any such notice with respect to a Call Option 175LL Aircraft, then Contractor shall cooperate reasonably with United to execute definitive documentation to memorialize such contribution, and shall use commercially reasonable efforts with other financing parties to arrange for

Exhibit 10.2

such contribution by United.

ARTICLE XI MISCELLANEOUS

11.1
Notices.

All notices made pursuant to this Agreement shall be in writing and shall be deemed given upon (a) a transmitter’s confirmation of a receipt of a facsimile transmission (but only if followed by confirmed delivery by a standard overnight courier the following Business Day or if delivered by hand the following Business Day), (b) confirmed delivery by a standard overnight courier or delivered by hand or (c) e-mail delivery, provided that, in the case of any such notice or communication transmitted by e-mail delivery, such notice or communication shall not be in compliance with this Section 11.1 unless such e-mail (i) includes in its subject line the following: “United CPA – Important Notice” and (ii) the sender of such email has received a reply which both has not been automatically generated and includes explicit acknowledgement of the e-mail received, to the parties at the following addresses:

if to United:

[***]

with a copy to (which shall not constitute notice): [***]

if to Contractor:

[***]

if to Parent:

[***]

or to such other address as any party hereto may have furnished to the other parties by a notice in writing in accordance with this Section 11.1.

11.2
Binding Effect; Assignment.

This Agreement and all of the provisions hereof shall be binding upon the parties hereto and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except with respect to a merger or other consolidation of either party with another Person (and without limiting United’s rights pursuant to Section 5.2 hereof), neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties. For the avoidance of doubt, United may effectively assign without Contractor’s prior written consent all of its performance, rights, and obligations hereunder

Exhibit 10.2

to any direct or indirect wholly-owned Subsidiary of United Continental Holdings, Inc.

11.3
Amendment and Modification.

This Agreement may not be amended or modified in any respect except by a written agreement signed by the parties hereto that specifically states that it is intended to amend or modify this Agreement. Any amendment or modification of this Agreement to decrease the amount of Ownership Rate payments required to be paid by United to Contractor with respect to any [***] Aircraft may be an Event of Default as defined under the Trust Indenture and Mortgage for such Aircraft under the [***] Transaction.

11.4
Waiver.

The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if it is in writing signed by the party against which such waiver is to be asserted that specifically states that it is intended to waive such term. Unless otherwise expressly provided in this Agreement, no delay or omission on the part of any party in exercising any right or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right or privilege under this Agreement operate as a waiver of any other right or privilege under this Agreement nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege under this Agreement. No failure by any party to take any action or assert any right or privilege hereunder shall be deemed to be a waiver of such right or privilege in the event of the continuation or repetition of the circumstances giving rise to such right unless expressly waived in writing by each party against whom the existence of such waiver is asserted.

11.5
Interpretation.

The table of contents and the section and other headings and subheadings contained in this Agreement and in the exhibits and schedules hereto are solely for the purpose of reference, are not part of the agreement of the parties hereto, and shall not in any way affect the meaning or interpretation of this Agreement or any exhibit or schedule hereto. All references to days or months shall be deemed references to calendar days or months. All references to “$” shall be deemed references to United States dollars. Unless the context otherwise requires, any reference to an “Article,” a “Section,” an “Exhibit,” or a “Schedule” shall be deemed to refer to a section of this Agreement or an exhibit or schedule to this Agreement, as applicable. The words “hereof,” “herein” and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, unless otherwise specifically provided, they shall be deemed to be followed by the words “without limitation.” This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing the document to be drafted.

11.6
Confidentiality.

Exhibit 10.2

Except as required by law or stock exchange or other regulation or in any proceeding to enforce the provisions of this Agreement, or as otherwise provided below, each party to this Agreement hereby agrees not to publicize or disclose to any third party the terms or conditions of this Agreement or any of the Ancillary Agreements, or any exhibit, schedule or appendix hereto or thereto, or any CPA Records, without the prior written consent of the other parties thereto (except that (i) a party may disclose such information to its existing and potential lenders, lessors and other financing parties, its third-party consultants, its advisors and its representatives, in each case who are themselves bound to keep such information confidential and (ii) United may disclose any information to its organized labor groups and their third-party consultants, advisors and representatives as required pursuant to applicable collective bargaining agreements). Except as required by law or stock exchange or other regulation or in any proceeding to enforce the provisions of this Agreement or any of the Ancillary Agreements, or as otherwise provided below, each party hereby agrees not to disclose to any third party any confidential information or data, both oral and written, received from the other, whether pursuant to or in connection with this Agreement or any of the Ancillary Agreements, without the prior written consent of the party providing such confidential information or data (except that a party may disclose such information to its third-party consultants, advisors and representatives, in each case who are themselves bound to keep such information confidential). Each party hereby agrees not to use any such confidential information or data of the other party other than in connection with performing their respective obligations or enforcing their respective rights under this Agreement or any of the Ancillary Agreements, or as otherwise expressly permitted or contemplated by this Agreement or any of the Ancillary Agreements. If either party is served with a subpoena or other process requiring the production or disclosure of any of such agreements or information, then the party receiving such subpoena or other process, before complying with such subpoena or other process, shall immediately notify the other parties hereto of the same and permit said other parties a reasonable period of time to intervene and contest disclosure or production. Upon termination of this Agreement, each party must return to each other any confidential information or data received from the other which is still in the recipient’s possession or control. Without limiting the foregoing, no party shall be prevented from disclosing the following terms of this Agreement: the number of aircraft subject hereto, the periods for which such aircraft are subject hereto, and any termination provisions contained herein. Notwithstanding anything to the contrary in the foregoing, prior to the disclosure of any information relating to this Agreement to a third party or governmental authority (even if such disclosure is permitted by the provisions set forth above), Contractor shall provide reasonable advance notice to United, and shall consider in good faith reasonable limitations on disclosure proposed by United (including redactions or the omission of certain schedules or exhibits), it being acknowledged by the parties that the omission or redaction of information customarily contemplated as commercially sensitive (including numerical figures for Base Compensation Rates) shall be deemed to constitute reasonable limitations in all events. The provisions of this Section 11.6 shall survive the termination of this Agreement for a period of ten (10) years.

11.7
Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The

Exhibit 10.2

Agreement may be executed by facsimile signature.

11.8
Severability.

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective (unless and until reformed automatically or replaced via good faith negotiations, as applicable, pursuant to the third sentence of this Section 11.8) to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If (x) any term or provision of this

Agreement is or is rendered or held invalid, illegal or incapable of being enforced by any jurisdiction, applicable law or public policy and (y) the parties agree that such term or provision is essential to this Agreement, then such term or provision will be reformed automatically in the applicable jurisdiction so as to comply with the applicable law or public policy and to effect the original intent of the parties as closely as possible; provided, however, that if, in the reasonable opinion of either party hereto, the reformation of such invalid, illegal or unenforceable term or provision materially adversely affects a party’s rights or duties hereunder, then the parties shall immediately begin good faith negotiations for a suitable replacement provision which effects the original intent of the parties as closely as possible; provided further, that if, after the good faith negotiations referenced in the immediately preceding proviso, the parties are unable to reach agreement as to a suitable replacement provision, then the party adversely affected by the reformation may immediately terminate this Agreement upon written notice to the other party hereto, upon which termination this Agreement shall be of no further force and effect and the provisions of Section 8.3 shall apply.

11.9
Relationship of Parties.

Nothing in this Agreement shall be interpreted or construed as establishing between the parties a partnership, joint venture, joint employment, agency or other similar arrangement.

11.10
Entire Agreement; No Third Party Beneficiaries.

This Agreement (including the exhibits and schedules hereto) and the Ancillary Agreements (other than the CRJ550 Aircraft Purchase Agreement) are intended by the parties as a complete statement of the entire agreement and understanding of the parties with respect to the subject matter hereof and all matters between the parties related to the subject matter herein or therein set forth. This Agreement is made among, and for the benefit of, the parties hereto, and the parties do not intend to create any third-party beneficiaries hereby, and no other Person shall have any rights arising under, or interests in or to, this Agreement.

11.11
Governing Law.

Except with respect to matters referenced in Section 11.15(e) (which shall be governed by and construed pursuant to the Federal Arbitration Act), this Agreement shall be governed by and construed in accordance with the laws of the State of Illinois (excluding Illinois choice of law

Exhibit 10.2

principles that might call for the application of the law of another jurisdiction) as to all matters, including matters of validity, construction, effect, performance and remedies. Subject to Section 11.15, any action arising out of this Agreement or the rights and duties of the parties arising hereunder may be brought, if at all, only in the state or federal courts located in the United States District Court for the Northern District of Illinois or the County of Cook, Illinois, as applicable. Each party further agrees to waive any right to a trial by jury.

11.12
Right of Set-Off.

If any party hereto shall be in default hereunder or under any Ancillary Agreement or any other agreement between the parties hereto relating to the provision of Contractor Services (including without limitation any ground handling agreement), then in any such case the non- defaulting party shall be entitled to set off from any payment owed by such non-defaulting party to the defaulting party hereunder or under any Ancillary Agreement any amount owed by the defaulting party to the non-defaulting party hereunder or thereunder; provided that contemporaneously with any such set-off, the non-defaulting party shall give written notice of such action to the defaulting party; provided further that the failure to give such notice shall not affect the validity of the set-off. It is specifically agreed that (i) for purposes of the set-off by any non- defaulting party, mutuality shall be deemed to exist among the parties; (ii) reciprocity among the parties exists with respect to their relative rights and obligations in respect of any such set-off; and

(iii) the right of set-off is given as additional security to induce the parties to enter into the transactions contemplated hereby and by the Ancillary Agreements. Upon completion of any such set-off, the obligation of the defaulting party to the non-defaulting party shall be extinguished to the extent of the amount so set-off. Each party hereto further waives any right to assert as a defense to any attempted set-off the requirements of liquidation or mutuality. This set-off provision shall be without prejudice, and in addition, to any right of set-off, combination of accounts, lien or other right to which any non-defaulting party is at any time otherwise entitled (either by operation of law, contract or otherwise), including without limitation pursuant to Article III hereof. No later than three [***] following the Effective Date, United shall pay to Contractor an amount in immediately available funds equal [***]

11.13
Cooperation with Respect to Reporting.

Contractor shall be responsible for filing all reports relating to its operations that are required by the DOT, FAA or other applicable government agencies (other than any such reports for which United, where permitted by law, has assumed in writing the responsibility to file on Contractor’s behalf), and Contractor shall promptly furnish United with copies of all such reports and such other available traffic and operating reports as United may request from time to time. Each of the parties hereto agrees to use its commercially reasonable efforts to cooperate with each other party in providing necessary data, to the extent in the possession of the first party, required by such other party in order to meet any reporting requirements to, or otherwise in connection with any filing with or provision of information to be made to, any regulatory agency or other governmental authority. If a party fails to provide any such data to the other party sufficiently in advance of the applicable deadline for such filings, and the other party is unable to submit such filings by the deadline because of such delay, the first party will reimburse the other party for any fines or penalties incurred by the other party as a result of its failure to submit such filings by the

Exhibit 10.2

deadline. Unless Contractor is otherwise notified by United in writing not less than [***] prior to the filing deadline (the “Tarmac Delay Notice”), Contractor and United agree that United will file the DOT filing required under 49 U.S.C. 42301(h) on Contractor’s behalf. United will be liable for any fines assessed by the DOT attributable to United’s failure to file this report by the deadline for such report, unless (i) that failure is caused by or otherwise results from Contractor’s failure to provide United in a timely manner with the necessary data required by United in connection with the filing or (ii) United had provided the Tarmac Delay Notice specified above. The obligations under this Section 11.13 shall survive the termination of this Agreement.

11.14
Parent Guarantee.

Parent has previously executed a guarantee in favor of United in form of Exhibit K. Parent hereby agrees that it shall not participate in any transaction or series of transactions if, after giving effect to such transaction or series of transactions, Contractor will become the Subsidiary of another Person, unless at the time such transactions are consummated such other Person executes and delivers to United a guarantee of the obligations of Contractor under this Agreement and the Ancillary Agreements substantially in the form of Exhibit K.

11.15
Arbitration.

(a)
Agreement to Arbitrate. Subject to the equitable remedies provided under Section 8.4(h), any and all claims, demands, causes of action, disputes, controversies and other matters in question (all of which are referred to herein as “Claims”) arising out of or relating to this Agreement (other than with regard to the determination of Fair Market Value of a Call Option Aircraft or CRJ900 Removed Aircraft), shall be resolved by binding arbitration pursuant to the commercial arbitration rules (the “Rules”) of the American Arbitration Association (the “AAA”). In the event of a conflict between this Agreement and the Rules, the provisions of this Agreement shall control. Subject to the equitable remedies provided under Section 8.4(j), each of the parties agrees that arbitration under this Section 11.15 is the exclusive method for resolving any Claim and that it will not commence an action or proceeding based on a Claim hereunder, except to enforce the arbitrators’ decisions as provided in this Section 11.15, to compel any other party to participate in arbitration under this Section 11.15. The governing law for any such action or proceeding shall be the law set forth in Section 11.15(f). The parties shall bear the costs for the arbitration equally, but each shall pay for its own legal expenses.

(b)
Initiation of Arbitration. If any Claim has not been resolved by mutual agreement on or before the 15th day following the first notice of the Claim to or from a disputing party, then the arbitration may be initiated by one party by providing to the other party a written notice of arbitration specifying the Claim or Claims to be arbitrated. If a party refuses to honor its obligations to arbitrate under this provision, the other party may compel arbitration in either federal or state court in Chicago, Illinois and seek recovery of its attorneys’ fees and court costs incurred if the

Exhibit 10.2

arbitration is ordered to proceed.

(c)
Place of Arbitration. The arbitration proceeding shall be conducted in Chicago, Illinois, or some other location mutually agreed upon by the parties.
(d)
Selection of Arbitrators. The arbitration panel (the “Panel”) shall consist of three arbitrators who are qualified to hear the type of Claim at issue. They may be selected by agreement of the parties within [***] of the notice initiating the arbitration procedure, or from the date of any order compelling such arbitration to proceed. If the parties fail to agree upon the designation of any or all the Panel, then the parties shall request the assistance of the AAA. The Panel shall make all of its decisions by majority vote. Evident partiality on the part of an arbitrator exists only where the circumstances are such that a reasonable person would have to conclude there in fact existed actual bias, and a mere appearance or impression of bias will not constitute evident partiality or otherwise disqualify an arbitrator. The decision of the Panel will be binding and non-appealable, except as permitted under the Federal Arbitration Act.

(e)
Choice of Law as to Procedural Matters. The enforcement of this agreement to arbitrate, and all procedural aspects of the proceeding pursuant to this Agreement to arbitrate, including but not limited to, the issues subject to arbitration (i.e., arbitrability), the scope of the arbitrable issues, and the rules governing the conduct of the arbitration, unless otherwise agreed by the parties, shall be governed by and construed pursuant to the Federal Arbitration Act.

(f)
Choice of Law as to Substantive Claims. In deciding the substance of the parties’ Claims, the arbitrators shall apply the substantive laws of the State of Illinois (excluding Illinois choice of law principles that might call for the application of the law of another jurisdiction).

(g)
Procedure. It is contemplated that the arbitration proceeding will be self- administered by the parties and conducted in accordance with procedures jointly determined by the Panel and the parties; provided, however, that if either or both parties believes the process will be enhanced if it is administered by the AAA, then either or both parties shall have the right to cause the process to become administered by the AAA and, thereafter, the arbitration shall be conducted, where applicable or appropriate, pursuant to the administration of the AAA. In determining the extent of discovery, the number and length of depositions, and all other pre-hearing matters, the Panel shall endeavor to the extent possible to streamline the proceedings and minimize the time and cost of the proceedings.

(h)
Final Hearing. The final hearing shall be conducted within [***] of the selection of the entire Panel. The final hearing shall not exceed [***] , with each party to be granted one half of the allocated time to present its case to the arbitrators, unless otherwise agreed by the parties.

Exhibit 10.2

(i)
Damages. Only actual damages may be awarded. It is expressly agreed that the Panel shall have no authority to award (i) damages inconsistent with this Agreement or (ii) damages of any type that has been waived by the parties pursuant to Section 8.4(h). The parties expressly waive their right to obtain such damages in arbitration or in any other forum. In no event, even if any portion of these provisions is held to be invalid or unenforceable, shall the arbitrator have the power to make an award or impose a remedy which could not be made or imposed by a court deciding the matter in the same jurisdiction.

(j)
Decision of the Arbitration. The Panel shall render its final decision and award (such decision, together with such decision’s associated award, the “Award”) in writing within [***] of the completion of the final hearing completely resolving all of the Claims that are the subject of the arbitration proceeding. The Panel shall certify in its decision that no part of the Award includes any amount for treble, exemplary or punitive damages. Any and all of the Panel’s orders and decisions will be enforceable in, and judgment upon any award rendered in the arbitration proceeding may be confirmed and entered by, any federal or state court in Chicago, Illinois having jurisdiction.

(k)
Appeal. Within [***] of receipt of the Award (which shall not be binding if an appeal is taken), a party may notify the AAA of an intention to appeal to a second arbitral tribunal panel (the “Second Panel”). The Second Panel shall be comprised of three (3) arbitrators who are qualified to hear the type of Claim at issue, each with at least fifteen (15) years of experience as an attorney or judge specializing in corporate or commercial matters. The Second Panel shall be entitled (x) to adopt the Award as its own, (ii) modify the Award or (z) substitute its own award for the Award. The Second Panel shall not modify or replace the Award except for clear errors of law or because of findings of fact against the manifest weight of the evidence. The award of the Second Panel (the “Appeals Award”) shall be final, binding and non-appealable to the maximum extent permitted by law, and judgment may be entered by a court having jurisdiction thereof. The Appeals Award shall not be vacated, modified or corrected by the court other than on the grounds specified in Section 10 or Section 11 of the Federal Arbitration Act.

(l)
Confidentiality. All proceedings conducted hereunder and the decision and award of the Panel shall be kept confidential by the Panel and, except as required by law or stock exchange regulation or in any proceeding to enforce any decision or award by the Panel, by the parties.

11.16
Unauthorized Payments.

(a)
In connection with any performance under this Agreement, neither Contractor, nor any officer, employee, or agent of Contractor, will make any payment, or offer, promise, give or authorize any payment, of any money or other article of value, to any official, employee, or representative of United or any government official or

Exhibit 10.2

representative, or to any person or entity doing business with United, in order either to obtain or to retain United's business, or to direct United's business to a third party, or to influence any act or decision of any employee or representative of United or any government official or representative to perform or to fail to perform his or her duties, or to enlist the aid of any third party to do any of the foregoing.

(b)
In connection with any performance under this Agreement, neither Contractor, nor any officer, employee, or agent of Contractor, will solicit or receive any amount of cash or negotiable paper, or any item, service or favor of value (a “gift”) from any present or prospective contractor, vendor or customer of United, or from anyone else with whom United does business, including any governmental official or representative, for or in connection with the obtaining or retaining any business of or with United. Contractor will refuse to accept all such gifts and, if received, will return such gifts to the donor. In all such cases Contractor will notify United promptly of such gift or offer thereof. If United deems it necessary, Contractor will turn over such gifts to United for further handling.

(c)
In connection with any performance under this Agreement, Contractor will at all times comply fully with all of the terms and provisions of the Foreign Corrupt Practices Act (15 U.S.C. §§ 78dd-1, et seq.) and any related or successor statute, regulation, or governmental directive regarding payments to foreign nationals or other persons or entities.

(d)
To the best of Contractor’s knowledge, Contractor hereby certifies and represents that no official, employee or agent of United has any significant financial or other pecuniary interest in Contractor’s business enterprise or in the performance of this Agreement, and no inducements of monetary or other value were offered or given to any United officer, employee or agent, except as is stated in writing to the United official designated to sign this Agreement, prior to execution of this Amendment. Contractor further certifies and represents that no official, employee or agent of Contractor shall receive or has received any inducement of monetary or other value from any vendor or Contractor of United or has a significant ownership or other interest in a vendor or Contractor of United which is or could be perceived by a reasonable person as a conflict of interest, except as is stated in writing to the United official designated to sign this Agreement, prior to execution of this Amendment.

(e)
The parties agree incidental expenses incurred for business meetings, meals and other minor business related expenses shall not violate this Article XI.

DocuSign Envelope ID: 19F3A236-B586-4594-91A9-C96E72692DFA

IN WITNESS WHEREOF, the parties hereto have caused this Third Amended and

Exhibit 10.2

Restated Capacity Purchase Agreement to be duly executed and delivered as of the date and year first written above.

UNITED AIRLINES, INC.

By: Name: Gerry Laderman

Title: Executive Vice President & Chief Financial Officer

MESA AIR GROUP, INC.

By: Name: Title:

MESA AIRLINES, INC.

By: Name: Title:

DocuSign Envelope ID: E51DC695-8C29-48CD-8145-CD730093DCC5

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Capacity Purchase Agreement to be duly executed and delivered as of the date and year first written above.

UNITED AIRLINES, INC.

By: Name: Title:

MESA AIR GROUP, INC.

By:

Name: Title:

Exhibit 10.2

Mike Lotz

President and CFO

MESA AIRLINES, INC.

By:

Name:

Exhibit 10.2

Mike Lotz

Title: President and CFO

***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Signature Page to Third Amended and Restated Capacity Purchase Agreement

SCHEDULE 1

Covered Aircraft

Table 1: E175 Covered Aircraft

Aircraf t No.	Aircraf t Type	Tail No.	MSN	Actual Delivery Date	Actual In-Service Date(1)	Scheduled Exit Date(2)	Schedule d Term	Category
1	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned

Exhibit 10.2

2	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
3	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
4	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
5	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
6	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
7	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
8	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
9	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
10	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
11	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
12	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
13	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
14	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
15	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
16	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
17	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
18	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
19	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
20	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
21	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned

Exhibit 10.2

Aircraf t No.	Aircraf t Type	Tail No.	MSN	Actual Delivery Date	Actual In-Service Date(1)	Scheduled Exit Date(2)	Schedule d Term	Category
22	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
23	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
24	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
25	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
26	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
27	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
28	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
29	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
30	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
31	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
32	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
33	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
34	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
35	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
36	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
37	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
38	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
39	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
40	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
41	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned

Exhibit 10.2

42	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned

Aircraf t No.	Aircraf t Type	Tail No.	MSN	Actual Delivery Date	Actual In-Service Date(1)	Scheduled Exit Date(2)	Schedule d Term	Category
43	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
44	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
45	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
46	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
47	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
48	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
49	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
50	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
51	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
52	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
53	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
54	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
55	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
56	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
57	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
58	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
59	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
60	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned

Exhibit 10.2

Note 1 – Relating to all Covered Aircraft (except where specified otherwise):

(a)
On the date that any Covered Aircraft becomes available to schedule under the provisions of this Agreement, such aircraft shall be deemed to have been placed into service hereunder (such date being the “Actual In-Service Date” for such aircraft).
(b)
The scheduled exit date (the “Scheduled Exit Date”) for Covered Aircraft will be the date that is the number of years specified for such aircraft in Table 1 above after the Actual In- Service Date of such Covered Aircraft.

Note 2 – Relating to all United Owned E175 Covered Aircraft:

The Scheduled Exit Dates set forth in the above table shall be adjusted from time to time to reflect any extension of the Term for any United Owned E175 Covered Aircraft pursuant to Section 10.2 of this Agreement.

Table 2 CRJ900 Covered Aircraft

Aircraft Number	Aircraft Type	Tail Number	CRJ Scheduled Delivery Date	Estimated In- Service Date	CRJ Scheduled Exit Date	Scheduled Term
01	CRJ900		[***]			[***]
02	CRJ900		[***]			[***]
03	CRJ900		[***]			[***]
04	CRJ900		[***]			[***]
05	CRJ900		[***]			[***]
06	CRJ900		[***]			[***]
07	CRJ900		[***]			[***]
08	CRJ900		[***]			[***]
09	CRJ900		[***]			[***]
10	CRJ900		[***]			[***]
11	CRJ900		[***]			[***]
12	CRJ900		[***]			[***]
13	CRJ900		[***]			[***]
14	CRJ900		[***]			[***]
15	CRJ900		[***]			[***]
16	CRJ900		[***]			[***]
17	CRJ900		[***]			[***]
18	CRJ900		[***]			[***]
19	CRJ900		[***]			[***]
20	CRJ900		[***]			[***]
21	CRJ900		[***]			[***]

Exhibit 10.2

22	CRJ900	[***]	[***]
23	CRJ900	[***]	[***]
24	CRJ900	[***]	[***]
25	CRJ900	[***]	[***]
26	CRJ900	[***]	[***]
27	CRJ900	[***]	[***]
28	CRJ900	[***]	[***]
29	CRJ900	[***]	[***]
30	CRJ900	[***]	[***]
31	CRJ900	[***]	[***]
32	CRJ900	[***]	[***]
33	CRJ900	[***]	[***]
34	CRJ900	[***]	[***]
35	CRJ900	[***]	[***]
36	CRJ900	[***]	[***]
37	CRJ900	[***]	[***]
38	CRJ900	[***]	[***]

Note 1 – Relating to the CRJ900 Covered Aircraft:

The delivery dates and in-service dates for CRJ900 Covered Aircraft must satisfy the following conditions:

(a)
No later than [***] days prior to the CRJ900 Scheduled Delivery Date (the “CRJ900 Scheduled Delivery Date”, for the avoidance of doubt, is the scheduled delivery date for each CRJ900 Covered Aircraft as set forth on Table 2 to Schedule 1), Contractor and United shall meet to discuss the dates that are likely to be selected as the committed in- service date for each of the CRJ900 Covered Aircraft (the “CRJ900 Committed In-Service Date”), it being understood that (x) such discussions shall not be binding for purposes of selecting the actual CRJ900 Committed In-Service Date pursuant to clause (e) below, and

(y) such dates shall be used by Contractor and United in anticipating aircraft available to schedule and with respect to any applicable Final Monthly Schedule.

(b)
Contractor shall use its commercially reasonable efforts to provide United with notice regarding the delivery status of each CRJ900 Covered Aircraft from time to time in advance of the CRJ Scheduled Delivery Date with respect to such CRJ900 Covered Aircraft, including without limitation information relating to the commencement of the delivery inspection period, delays in delivery, or otherwise relating to the delivery of such aircraft.

(c)
[***]days prior to the CRJ Scheduled Delivery Date for each of the CRJ900 Covered Aircraft as set forth on Table 2 to Schedule 1, and reasonably frequently from time to time thereafter, Contractor shall provide United with notice regarding the delivery status of such CRJ900 Covered Aircraft for performance of Regional Airline Services hereunder, including without limitation information relating to the commencement of the delivery inspection period (which notice is anticipated to be given no later than [***] days prior to

Exhibit 10.2

actual delivery date of such aircraft), delays in such delivery, or otherwise relating to such delivery of such aircraft.

(d)
With respect to each CRJ900 Covered Aircraft, no later than the CRJ Scheduled Delivery Date therefor Contractor shall submit a notice of its proposal of the “Estimated In-Service Date” of any CRJ900 Covered Aircraft to United, and which determination shall be either discussed and modified, or confirmed in writing, by the parties.

(e)
Following the determination of the Estimated In-Service Date for a CRJ900 Covered Aircraft pursuant to clause (d) above, the parties shall determine a CRJ900 Committed In- Service Date, which shall be not later than [***] days following the CRJ Scheduled Delivery Date and which determination shall be confirmed in writing by the parties. With respect to each CRJ Committed In-Service Date determined in accordance with this clause (e), United shall have the right, exercisable at any time from time to time in its sole and absolute discretion by delivery of written notice to Contractor (but no advance notice shall be required), to adjust such date prior to the occurrence of such date.

(f)
With respect to each CRJ900 Covered Aircraft, no later than [***] days prior to the prior to the CRJ Scheduled Delivery Date, Contractor shall make such aircraft, together with all related maintenance records, available to United and its representatives to allow United and its representatives to conduct a physical inspection of such aircraft, and such records, at a location determined in United’s sole discretion, to review, without limitation, the completeness and airworthiness of the aircraft and the compliance by Contractor with respect to the requirements for the operation of such aircraft pursuant to the terms and conditions of this Agreement (including Exhibit E of this Agreement) and of any applicable lease relating thereto.

(g)
Notwithstanding anything to the contrary in the foregoing, with respect to each CRJ900 Covered Aircraft, United shall have the right, exercisable at any time from time to time in its sole discretion by delivery of written notice (but no advance notice shall be required) to Contractor, to delay the CRJ Scheduled Delivery Date therefor.

Table 3 E175LL Covered Aircraft

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Note 1 – Relating to E175LL Covered Aircraft:

Exhibit 10.2

The delivery dates and in-service dates for E175LL Covered Aircraft must satisfy the following conditions:

(a)
No later than [***] prior to the scheduled delivery month for each E175LL Covered Aircraft, or as soon as practically possible for any of the E175LL Covered Aircraft, as set forth on Table 3 to Schedule 1 (the “E175LL Scheduled Delivery Date”), Contractor and United shall meet to discuss the dates that are likely to be selected as the committed in-service date for each of the E175LL Covered Aircraft (the “E175LL Committed In-Service Date”), it being understood that (x) such discussions shall not be binding for purposes of selecting the actual E175 Committed In-Service Date pursuant to clause (e) below, and (y) such dates shall be used by Contractor and United in anticipating aircraft available to schedule and with respect to any applicable Final Monthly Schedule.

(b)
Contractor shall use its commercially reasonable efforts to provide United with notice regarding the delivery status of each E175LL Covered Aircraft from time to time in advance of the E175LL Scheduled Delivery Date with respect to such E175LL Covered Aircraft, including without limitation information relating to the commencement of the delivery inspection period, delays in delivery, or otherwise relating to the delivery of such aircraft.

(c)
[***]prior to the E175LL Scheduled Delivery Date for each of the E175LL Covered Aircraft as set forth on Table 3 to Schedule 1, and reasonably frequently from time to time thereafter, Contractor shall provide United with notice regarding the delivery status of such E175LL Covered Aircraft, including without limitation information relating to the commencement of the delivery inspection period (which notice is anticipated to be given no later than [***] prior to actual delivery date of such aircraft), delays in delivery, or otherwise relating to the delivery of such aircraft.
(d)
With respect to each E175LL Covered Aircraft, Contractor shall provide a final notice of the actual delivery date of any E175LL Covered Aircraft to United no later than the Actual Delivery Date, and which determination shall be confirmed in writing by the parties.

(e)
Following the determination of the Actual Delivery Date for an E175LL Covered Aircraft pursuant to clause (d) above, the parties shall determine an E175LL Committed In-Service Date, which shall be not later than the first to occur of (x) the [***] following the Actual Delivery Date and (y) the date set forth under the caption “Actual In- Service Date” for such aircraft on Table 3 to Schedule 1 (as such Actual In-Service Date may be delayed by, and only to the extent such date is

Exhibit 10.2

delayed by, a delay attributable to the manufacturer or by a delay due to an Act of God that continues for [***] and which determination shall be confirmed in writing by the parties.

SCHEDULE 2A

E175 Covered Aircraft Compensation for Carrier Controlled Costs Table 1 – United Owned E175 Covered Aircraft

The following Table 1 shall apply per corresponding year to United Owned E175 Covered Aircraft flown under this Agreement:

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

(1) [***]

Table 2 – Contractor Owned E175 Covered Aircraft

The following Table 2 shall apply per corresponding year to Contractor Owned E175 Covered Aircraft flown under this Agreement:

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit 10.2

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Table 3 – E175LL Covered Aircraft – United Aircraft Ownership

[***]

[***]		[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit 10.2

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]						[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]

Exhibit 10.2

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Determination of “Per Aircraft Per Month” Rates

[***]

[***]

“Monthly BNDES Financing Cost” [***]

“E175LL United Equity Cost Factor” [***].

[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Exhibit 10.2

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

SCHEDULE 2B

CRJ900 Covered Aircraft Compensation for Carrier Controlled Costs

Except as otherwise provided in Section 2.5(d), the following rates shall apply to all CRJ900 Covered Aircraft flown under this Agreement:

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

SCHEDULE 3

Pass-Through Costs

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]

Exhibit 10.2

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Exhibit 10.2

[***]	[***]	[***]	[***]	[***]

* [***]

** [***]

*** [***]

SCHEDULE 4

On-Time Adjustment

1.
[***]

2.
[***]

a.
[***]

[***]

b.
[***]

Subject to the following defined terms (it being understood that, where the context requires, the terms below are defined in relation to the E175 Covered Aircraft, on the one hand, and the CRJ900 Covered Aircraft, on the other hand, and the Scheduled Flights applicable to such respective fleets):

[***]

[***]

[***]

Hub Locations = the following, collectively, [***]

Departure = the departure of a Scheduled Flight, excluding Charter Flights, extra sections, unscheduled flights, maintenance flights, ferry flights, and other non-revenue flights.

On-Time Departure = a Departure to or from a Hub Location (without duplication for the applicable Scheduled Flight) no later than the scheduled departure time for the applicable Scheduled Flight. For the avoidance of doubt, any hub-to-hub departures will only be included as an “On-Time Departure” for the departing hub.

Exhibit 10.2

Controllable Departures = the sum of all Departures to or from a Hub location (without duplication for the applicable Scheduled Flight), excluding any applicable Excused Departures. For the avoidance of doubt, any hub-to-hub departures will only be included as a “Controllable Departure” for the departing hub.

Excused Departure = a Departure that is not an On-Time Departure solely because of one or more of the following: (i) weather, (ii) ATC, (iii) United’s written request for delay for such Departure,

(iv) a late inbound aircraft (only with respect to the flight scheduled immediately prior to the Scheduled Flight for the Covered Aircraft subject to such Departure), or (v) as determined by United in accordance with United’s regular delay protocol, due solely to a factor beyond Contractor’s direct control. The following charts depict the current delays codes for both controllable and uncontrollable delay codes, with “Excused Departures” representing flights coded with uncontrollable delay codes, it being understood that (x) no Departure with a delay code in the table below titled “Contractor Controllable Delay Codes” will be considered an “Excused Departure”, and (y) such tables shall be subject to change from time to time in United’s sole discretion to accommodate changes from time to time in United’s overall delay coding:

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit 10.2

[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

* These tables to become effective from and [***], it being understood that the tables set out in the CPA prior to the date of the Second Amendment thereto shall remain in effect until [***]

Short Controllable Delay = with respect to a Scheduled Flight to which an Excused Departure is not applicable, any delay of such flight that is [***]in duration

Long Controllable Delay = with respect to a Scheduled Flight to which an Excused Departure is not applicable, any delay of such flight that is [***]in duration

Monthly Historical Percentage = as of any date of determination, the simple average value of Z for each of the last [***] completed calendar years prior to such date; provided, that, with respect to the applicable fleet type, for the purposes of calculating the Monthly Historical Percentage, for any month during the applicable period of measurement during which Contractor did not perform Regional Airline Services under this Agreement using such fleet type hereunder at such Hub Location, the value of Z for any such month will instead be determined using the performance data for all regional aircraft Scheduled Flights that were operated by another/existing United Express carrier pursuant to the capacity purchase provisions of this Agreement with aircraft comparably- sized to such Covered Aircraft fleet type that were operated to or from such Hub Location as United Express; provided that (x) the determination of comparably-sized aircraft as referenced above will be made by United reasonably and (y) such determination will be made using historical

Exhibit 10.2

performance data that United in good faith deems reliable and accurate; and provided further that the Monthly Historical Adjustment shall be further adjusted in accordance with the two tables set forth immediately below for Block Time [***] (as defined in Exhibit A) and for System Turn Time (as defined in Exhibit A), it being understood an illustrative example follows such two tables.

The historical percentage will adjusted based on the following:

[***]
[***]

[***]		[***]
[***]	[***]
[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]

The CD0 requirements mean the CCF requirements plus the items below:

[***]
[***]
[***]
[***]		[***]
[***]	[***]
[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]

Note: [***]

Exhibit 10.2

[***]

[***]

[***][***]

[***][***]

[***]		[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit 10.2

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

[***]		[***]		[***]		[***]		[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit 10.2

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]		[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit 10.2

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]		[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit 10.2

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]		[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit 10.2

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]		[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit 10.2

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]		[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit 10.2

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]		[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit 10.2

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]		[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit 10.2

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]		[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit 10.2

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]		[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit 10.2

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Schedule 6

Call Option Engines

Count	Model	Engine Serial Number
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit 10.2

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Schedule 7 - Loan Payment Amount

[***]
	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]
	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit 10.2

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

[***]

Schedule 8 Certain CRJ900 Aircraft

1. CRJ-900	[***]
2. CRJ-900	[***]
3. CRJ-900	[***]
4. CRJ-900	[***]
5. CRJ-900	[***]
6. CRJ-900	[***]
7. CRJ-900	[***]
8. CRJ-900	[***]
9. CRJ-900	[***]
10. CRJ-900	[***]
11. CRJ-900	[***]
12. CRJ-900	[***]
13. CRJ-900	[***]

Exhibit 10.2

14. CRJ-900	[***]
15. CRJ-900	[***]
16. CRJ-900	[***]
17. CRJ-900	[***]
18. CRJ-900	[***]
19. CRJ-900	[***]
20. CRJ-900	[***]
21. CRJ-900	[***]
22. CRJ-900	[***]

23. CRJ-900	[***]
24. CRJ-900	[***]
25. CRJ-900	[***]
26. CRJ-900	[***]
27. CRJ-900	[***]
28. CRJ-900	[***]
29. CRJ-900	[***]
30. CRJ-900	[***]
31. CRJ-900	[***]
32. CRJ-900	[***]
33. CRJ-900	[***]
34. CRJ-900	[***]
35. CRJ-900	[***]
36. CRJ-900	[***]

Exhibit 10.2

37. CRJ-900	[***]
38. CRJ-900	[***]
39. CRJ-900	[***]
40. CRJ-900	[***]

EXHIBIT A

Definitions “2.4(a) Notice” – is defined in Section 2.4(a). “2.4(b)(i) Notice” – is defined in Section 2.4(b)(i). “2.4(b)(ii) Notice” – is defined in Section 2.4(b)(ii). “2.4(c)(i) Notice” – is defined in Section 2.4(c).

“3.5 Notice” – is defined in Section 3.5. “AAA” – is defined in Section 11.15(a).

“Accommodating Aircraft Movement” – is defined in Section 4.6(a).

“Act of God” – means an unpreventable natural catastrophe resulting in material consequences, such as an earthquake, a tidal wave, a volcanic eruption, or a tornado (it being understood that Labor Strikes, labor disputes any other events or circumstances involving the action or inaction of human beings shall not constitute an Act of God). For the avoidance of doubt, the parties agree that the term “Act of God” shall only be relevant in this Agreement specifically where it is used, namely Section 8.4 and Schedule 1.

“Actual Delivery Date” – is defined in Schedule 1. “Actual In-Service Date” – is defined in Schedule 1.

“Adjusted CCF” – [***]

“Aerodata Fees” – is defined in Section 3.6(b)(ii)(A).

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, is controlled by such Person, and the term “control” (including the term “controlled by”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

Exhibit 10.2

“Agreement” – is defined in the first paragraph of the Agreement.

“Aircraft Drinking Water Regulation” – means 40 CFR Part 141.

“Aircraft Property Taxes” – means all aircraft property taxes (however designated, including excise or franchise taxes imposed on the ownership of aircraft property, ad valorem taxes, and special assessments or levies) for aircraft, spare parts and engines, including rotables and consumables included in or constituting part of an aircraft or engine or spare parts. Aircraft property taxes do not include property tax related to ground equipment, real estate, or personal property or any other tax that is not for aircraft property, including without limitation income, profits, withholding, employment, social security, disability, occupation, severance, excise, ad valorem, sales, use or franchise taxes.

“Aircraft Storage Costs” – has the meaning given to such term in Section 10.9.

“Airframe Heavy Maintenance” – means all activities performed pursuant to the Aircraft Heavy Maintenance Support Agreement.

“Airframe Heavy Maintenance Support Agreement” – means that certain airframe heavy maintenance agreement entered into by Contractor with a third party aircraft heavy maintenance service provider for the E175 Covered Aircraft, provided Contractor has received United’s written approval of the commercial terms of such agreement.

“Airport Authority” – means any municipal, county, state or federal governmental authority, or any private authority, owning or operating any Applicable Airport with authority to lease, convey or otherwise grant rights to use any Airport Facilities.

“Alcoholic Beverage Product” – means beer, wine, liquor or any other alcoholic beverages. “ALPA” – means the Air Line Pilots Association, International.

“Amended Agreement” – is defined in the Recitals.

“Ancillary Agreements” – means each of the Covered Aircraft Leases; the CRJ550 Aircraft Purchase Agreement; and each of the agreements entered into by United and/or Contractor substantially in the form of any of the exhibits hereto (including without limitation Exhibits D, K and O), together with all amendments, exhibits, schedules and annexes thereto.

“Appeals Award” – is defined in Section 11.16(k).

“Applicable Airport” – means any airport into or from which Scheduled Flights are scheduled to arrive or depart.

“Appraisal” – is defined in Section 10.8(b). “Appraisal Deadline” – is defined in Section 10.8(b). “Appraisal Notice” – is defined in Section 10.8(b).

Exhibit 10.2

“Approved Reimbursable Mod Expense” – is defined in Section 3.8(b).

“APU” – means an auxiliary power unit.

“APU Support Agreement” – means that certain APU support agreement entered into by Contractor with a third party APU service provider for the E175 Covered Aircraft, provided Contractor has received United’s written approval of the commercial terms of such agreement.

“Assignment and Assumption Agreement” – is defined in Section 10.1(b)(vi)(A).

“Assumed Debt Instrument” – means that certain Second Amended and Restated Credit and Guaranty Agreement, dated as of June 30, 2022, by and among Borrowers, Holdings, the Lenders and the Administrative Agent (as such terms are defined therein), as amended thereafter (including pursuant to Amendment No. 1 thereto).

“Available to Schedule Aircraft” – means, at any time and from time to time, the sum of the number Available to Schedule E175 Covered Aircraft as of such time plus the number of Available to Schedule CRJ900 Covered Aircraft as of such time.

“Available to Schedule CRJ900 Covered Aircraft” – means, at any time and from time to time, CRJ900 Covered Aircraft in revenue service and does not include the then-current quantity of Spare Aircraft or aircraft not available due to heavy maintenance, overhauls and modifications and the continuous maintenance line; provided, however, that, as to any CRJ900 Covered Aircraft, such aircraft shall not be an “Available to Schedule CRJ900 Covered Aircraft” if either (i) any such aircraft is subject to a valid and enforceable capacity purchase agreement of another carrier (unless such aircraft has been removed by the carrier from the capacity purchase agreement) or (ii) for so long as United has been deemed to reject a proposed Reimbursable Mod Expense as contemplated by the second sentence of Section 3.8(b).

“Available to Schedule E175 Covered Aircraft” – means, at any time and from time to time, E175 Covered Aircraft in revenue service and does not include the then-current quantity of Spare Aircraft, Non-Comp Aircraft or aircraft not available due to heavy maintenance, overhauls and modifications and the continuous maintenance line.

“Average Peer Group Rate Increase” – means, with respect to any insurance coverage and as of any date of determination, (x) the insurance rates relating to passenger liability insurance and war risk insurance as set forth on Schedule 3, multiplied by (y) the average percentage increase or decrease, as appropriate, from January 1, 2013 to such date of determination, in the cost of such passenger liability insurance and war risk insurance coverage for the [***] regional airlines with annual revenue passenger miles closest to those of Contractor, as determined by available information obtained from public sources or reputable insurance brokers, excluding (i) any such regional airline that experienced a major loss within the previous three years, and (ii) any regional airline whose insurance rates are included with its major airline partner(s).

“Award” – is defined in Section 11.16(j).

“Base Locations” – means, collectively, [***] provided, however, that, as of any date of

Exhibit 10.2

determination, a location will only be a “Base Location” if, during the calendar month of such date of determination, such location has been a Contractor crew and maintenance base.

“Basic Rent” – is defined, with respect to any Covered Aircraft, in the Covered Aircraft Lease for such Covered Aircraft.

“BIS” – means the U.S. Department of Commerce’s Bureau of Industry and Security.

“Block 1 Contractor Owned E175 Covered Aircraft” – means the E175 Covered Aircraft identified as aircraft numbers 31 to 40 on Table 1 to Schedule 1.

“Block 2 Contractor Owned E175 Covered Aircraft” – means the E175 Covered Aircraft identified as aircraft numbers 41 to 45 on Table 1 to Schedule 1.

“Block 3 Contractor Owned E175 Covered Aircraft” – means the E175 Covered Aircraft identified as aircraft numbers 46 to 48 on Table 1 to Schedule 1.

“Block-Hour Adjustment Amount” – is defined in Section 3.6(b)(iii). “Block-Hour Monthly Threshold” – is defined in Section 3.6(b)(iii).

[***]

“Block Hour Floor” – is defined in Section 4.30.

“Block-Hour Requirement” – is defined in Section 4.27(a).

“Business Day” – means each Monday, Tuesday, Wednesday, Thursday and Friday unless such day shall be a day when financial institutions in New York, New York or Chicago, Illinois are authorized by law to close.

“Call Option” – is defined in Section 10.1(a).

“Call Option Aircraft” – is defined in Section 10.1(a).

“Call Option E175LL Aircraft” – is defined in Section 10.12(a). “Call Option Engine” – is defined in Section 10.8(a).

“Call Option Information” – is defined in Section 10.1(b)(iv). “Call Option Notice” – is defined in Section 10.1(b)(ii). “Call Option Request” – is defined in Section 10.1(b)(iii). “Call Option Waiver” – is defined in Section

Exhibit 10.2

10.8(b). “Candidate” – is defined in Section 4.1(g).

“Cause” – means the following, each of which constitutes breach: (i) the suspension [***] or longer or the revocation of Contractor’s authority to operate as a scheduled airline, (ii) the ceasing of Contractor’s operations as a scheduled airline, other than as a result of a Labor Strike or the mandatory grounding of any of portion of the Covered Aircraft by the FAA, and other than any temporary cessation for not more than [***] days, (iii) the occurrence of a Labor Strike that shall have continued for [***] days or longer,

(iv) a Controllable Completion Factor of [***] or below for each of any [***] calendar months, (v) an On-Time Departure Rate of [***] or below for each of any [***] calendar months, (vi) a Prohibited Transaction shall occur to which United shall not have consented in writing in advance, (vii) the occurrence of a willful or intentional material breach of this Agreement by Contractor that substantially deprives United of the benefits of this Agreement, which breach shall have continued for [***] days after notice thereof is delivered by United to Contractor or, if Contractor has provided United reasonable assurance that such breach will be cured by Contractor within [***] days after delivery of such notice and for so long as Contractor is acting diligently in all respects to cure such breach within such period, for [***] days after notice thereof is delivered by United to Contractor, (viii) the occurrence of a System Flight Disruption, (ix) any event or circumstance that would cause or would reasonably be expected to result in an “Event of Default” as such term is defined in the Assumed Debt Instrument, (x) any point in time from and after [***] at which any of the Equity and Governance Terms is not incorporated into all applicable organizational documents of each of Contractor and Parent or any other definitive document in each case as required by Section 10.11, or (xi) either Contractor or Parent completes or permits the completion of any transaction, or takes or permits the taking of any action, in each case that is prohibited by Section 6 the Equity and Governance Terms set out on Exhibit R in each case without United’s prior written consent (and regardless of when such terms have been incorporated into the organizational or other definitive documents as contemplated by Section 10.11).

“CBA Extension” – is defined in Section 3.9.

“CCF Bonus Adjustment” – has the meaning given to such term in Section 3.2(c).

“CCF Bonus Adjustment Period” – has the meaning given to such term in Section 3.2(c). “CEO” – is defined in Section 5.3.

“Charter Flights” – means any flight by a Covered Aircraft for charter operations at the direction of United that may or may not be reflected in the Final Monthly Schedule.

“Claims” – is defined in Section 11.15(a). “Commencement Date” – is defined in Section 8.1.

“Compensation for Carrier Controlled Costs” – is defined in Section 3.1.

“Compliance Dispute” includes (a) any threatened, pending or completed action, suit, proceeding,

Exhibit 10.2

penalty, or alternative dispute resolution mechanism, whether civil, criminal, administrative, arbitrative, investigative or other, and whether made pursuant to federal, state or other law; or (b)

any inquiry, hearing or investigation that Indemnitee determines might lead to the institution of any such action, suit, proceeding, penalty, or alternative dispute resolution mechanism.

“Consent” – is defined in Section 10.1(b)(vi)(D).

“Contractor” – means Mesa Airlines, Inc., a Nevada corporation, and its successors and permitted assigns.

“Contractor Marks” – is defined in Exhibit F.

“Contractor Owned E175 Covered Aircraft” – means those E175 Covered Aircraft identified as Contractor owned E175 Covered Aircraft on Schedule 1.

“Contractor Owned E175 Removed Aircraft” – is defined in Section 2.4(b)(ii).

“Contractor Services” – means (i) Regional Airline Services and (ii) any other services provided by Contractor pursuant to this Agreement or any Ancillary Agreement.

“Contractor Terminal Facility” – means any Terminal Facility to the extent owned, leased, subleased or otherwise retained or used by Contractor as of the date hereof, and any Terminal Facility to the extent owned, leased, subleased or otherwise retained or used by Contractor pursuant to Section 4.10(a) after the date hereof, in either case, for the provision of Contractor Services.

“Controllable Cancellation” – means a cancellation of a Scheduled Flight that is not an Uncontrollable Cancellation (including flights deemed to have resulted in Controllable Cancellations pursuant to the last sentence of Section 2.1(c)).

“Controllable Completion Factor” – means, for any period of determination, the number of actual departures completed divided by the number of scheduled departures, excluding Uncontrollable Cancellations.

“Controllable Delays” – means a delay of a Scheduled Flight that is not an Uncontrollable Delay.

“Covered Aircraft” – means, subject to Section 10.9, the E175 Covered Aircraft, the E175LL Covered Aircraft, and the CRJ900 Covered Aircraft.

“Covered Aircraft Lease” – means an aircraft lease or sublease agreement, as the case may be, substantially in the form of United’s then-current (at the time of execution of such agreement by the parties) standard aircraft lease or sublease agreement, as the case may be, for transactions in which United is lessor or sublessor, as the case may be, which standard agreement shall contain, among other things, (w) provisions, whether financial, operational or otherwise, that are necessary to conform to the requirements of any mortgage, lease and/or other financing agreement relating to the applicable Covered Aircraft, to which United is a party and under which United is the mortgagor, lessee, borrower or similar party, as the case may be, (x) provisions, whether financial,

Exhibit 10.2

operational or otherwise, that are necessary to conform to the requirements of the Embraer Purchase Agreement, including without limitation provisions effective to obligate Contractor to perform, or refrain from performing, any and all actions (including without limitation making and submitting reports, performing inspections, taking possession of the aircraft as directed by United, utilizing Embraer personnel, and communicating with Embraer and United) as may be required to preserve all of United’s rights and privileges arising under the provisions of the Embraer Purchase Agreement Excerpt (including without limitation rights relating to the delivery and acceptance of the aircraft, maintenance and dispatch reliability guarantees, ferry flight assistance and product support, and all other warranties and guarantees contained therein), (y) term and termination provisions that conform to the provisions of this Agreement (including a base term that conforms to the term set forth on Schedule 1 with respect to the applicable Covered Aircraft, termination provisions conforming to Article VIII and Section 2.4(b) and cross-default and term extension provisions), and (z) other economic terms, if any, that are commercially reasonable taking into account the financial condition of Contractor.

“CPA Records” – is defined in Section 3.5.

“CRJ Incentive Program Waiver Condition” – means, with respect to a calendar month, the number of block hours per day per Available to Schedule CRJ900 Covered Aircraft is less than [***]

“CRJ550 Aircraft Purchase Agreement” – means that Aircraft Purchase Agreement, dated as of September 27, 2022, between Mesa Airlines, Inc., Mesa Air Group, Inc., and United Airlines, Inc.

“CRJ900 CCF Adjustment” – is defined in Section 3.2(a).

“CRJ900 Covered Aircraft” – means all of the CRJ900 aircraft listed on Schedule 1 (as amended from time to time pursuant to the provisions of this Agreement), or any acceptable substitute aircraft agreed to in writing by United and presented for Regional Airline Services by Contractor, but such Schedule 1 shall be deemed automatically adjusted from time to time to account for any such aircraft that is withdrawn from the capacity purchase provisions of this Agreement effective beginning on the date of such withdrawal.

“CRJ900 Removed Aircraft” is defined in Section 2.4(a).

“Customer Satisfaction Score” – means the score, as determined by surveys, measuring customer satisfaction on United’s mainline and regional flights, as such surveys or program may be altered or replaced from time to time by United in its sole discretion.

“DDTC” – means the U.S. Department of State’s Directorate of Defense Trade Controls. “Daily United Damages” – is defined in Section 8.4(e).

“Deemed CRJ900 CCF Adjustment” – is defined in Section 3.2(a). “Deadline” – is defined in Section 10.8(b).

Exhibit 10.2

“Deemed E175 CCF Adjustment” – is defined in Section 3.2(a). “Delivery Location” – is defined in Section 10.1(b)(vi)(B).

“Design Changes” – means, following the initial entry of Covered Aircraft and crews into service for the provision of Contractor Services by Contractor, the expenses of Contractor relating to interior and exterior design changes to the Covered Aircraft and other product-related changes required by United, including the cost of changes uniforms and other livery, in each case that occur outside of Contractor’s normal uniform replacement and aircraft maintenance/refurbishment program. For the avoidance of doubt, Design Changes shall not include (a) scheduled refresh paint to occur within normal paint standards (unless poor workmanship by, on behalf of, or directed by Contractor requires an additional event) or (b) initial paint on new aircraft.

“Designation Date” – is defined in Section 4.27(a)(ii).

“DG” – is defined in the definition of United Cargo Program.

“DHS” – means the United States Department of Homeland Security. “DOT” – means the United States Department of Transportation. “Drinking Water Requirements” – is defined in Section 4.19(b)(viii). “E175 CCF Adjustment” – is defined in Section 3.2(a).

“E175 Collateral” – is defined in Section 10.6(a).

“E175 Covered Aircraft” – means all of the Embraer E175 aircraft listed on Schedule 1 (as amended from time to time pursuant to the provisions of this Agreement), or any acceptable substitute aircraft agreed to in writing by United and presented for Regional Airline Services by Contractor, but such Schedule 1 shall be deemed automatically adjusted from time to time to account for any such aircraft that is withdrawn from the capacity purchase provisions of this Agreement effective beginning on the date of such withdrawal and for exit date extensions pursuant to Section 10.2. For the avoidance of doubt, as of the date of this amendment and restatement, the E175 Covered Aircraft are comprised of the United Owned E175 Covered Aircraft, the Contractor Owned E175 Covered Aircraft and the E175LL Covered Aircraft.

“E175 Lien” – is defined in Section 10.6(a).

“E175 Removed Aircraft” – is defined in Section 2.4(b). “E175 Resources” – is defined in Section 4.28. “E175LL Call Option” – is defined in Section 10.12(a).

“E175LL Call Option Information” – is defined in Section 10.12(b)(i).

Exhibit 10.2

“E175LL Call Option Request” – is defined in Section 10.12(b)(i).

“E175LL Committed In-Service Date” – is defined in footnote 1(a) of Table 2 in Schedule 1 with respect to E175LL Covered Aircraft.

“E175LL Covered Aircraft” – means all of the Embraer E175LL aircraft listed on Schedule 1 (as amended from time to time pursuant to the provisions of this Agreement), or any acceptable substitute aircraft agreed to in writing by United and presented for Regional Airline Services by Contractor, but such Schedule 1 shall be deemed automatically adjusted from time to time to account for any such aircraft that is withdrawn from the capacity purchase provisions of this Agreement effective beginning on the date of such withdrawal. For the avoidance of doubt, as of the date of this amendment and restatement, the E175 Covered Aircraft are comprised of the United Owned E175 Covered Aircraft, the Contractor Owned E175 Covered Aircraft and the E175LL Covered Aircraft.

“E175LL Liquidity Termination Notice” – is defined in Section 2.4(c)(iii). “E175LL Removed Aircraft” – is defined in Section 2.4(c)(i).

“E175LL Scheduled Delivery Date” – is defined in footnote 1(a) of Table 2 in Schedule 1 with respect to E175LL Covered Aircraft.

“E175LL United Equity” means, [***]

“EBR Cure Period” – is defined in Section 4.20. “EBR Goal” – is defined in Section 4.20.

“EBR Payment” – is defined in Section 4.20. “EBR Performance” – is defined in Section 4.20. “EBR Period” – is defined in Section 4.20. “[***]Aircraft” – is defined in Section 3.6(d).

“[***] Security Interest” – means a security interest granted on an [***] Aircraft in connection with the EETC Transaction.

“[***] Transaction” – means Contractor’s acquisition of [***] Aircraft on the terms set forth in the “Summary Mesa Airlines, Inc. (“Mesa”) [***]

“Effective Date” – has the meaning given to that term in the preamble. “Embraer” – means Embraer SA, a Brazilian corporation.

“Embraer Confidentiality Agreement” – means that certain Confidentiality Agreement among Embraer, United and Parent, dated as of July 30, 2013.

Exhibit 10.2

“Embraer Purchase Agreement” – means that certain Purchase Agreement entered into by and United and Embraer as of April 29, 2013 for the purchase by United of the E175 Covered Aircraft.

“Embraer Purchase Agreement Excerpt” – means the portion of the Embraer Purchase Agreement disclosed to Contractor pursuant to the Embraer Confidentiality Agreement (as such provisions may be amended from time to time by United and Embraer; provided that United shall have notified Contractor in writing of such amendments, if any).

“Engine” – means any jet aircraft engine delivered with any Covered Aircraft (or any replacement engine thereof) that constitutes an “Engine,” as such term is defined in a Covered Aircraft mortgage, lease or sublease, as the case may be.

“Engine Data” – is defined in Section 10.8(a). “Engine Price” – is defined in Section 10.8(b).

“Engine Purchase Agreement” – is defined in Section 10.8(b).

“Engine Maintenance Support Agreement” – means one or more engine maintenance support agreements entered into by Contractor with a third-party maintenance service provider for the applicable E175 Covered Aircraft, provided Contractor has received United’s written approval of the commercial terms of all such agreements.

“Environmental Laws” – is defined in Section 4.19(a)(i). “EPA” – means the Environmental Protection Agency. “Equity and Governance Terms” – is defined in Section 10.10.

“ERJ Incentive Program Waiver Condition” – means, [***]

“Excess Delayed Flights” – is defined in Section 3.6(c)(vi). “Excess Spare Aircraft” – is defined in Section 2.1(f).

“FAA” – means the United States Federal Aviation Administration.

“Fair Market Value” – means, as of any date of determination, (u) the then-current market value of the aircraft mutually determined by the parties; or (v) failing mutual agreement between the parties, the average of the then-current market value of the aircraft as determined by [***] independent International Society of Transport Aircraft Trading certified appraiser, [***] selected by United and [***] selected by Contractor, within [***] Business Days after either party requests such an appraiser be selected. All determinations made as provided in this definition shall be binding upon Contractor and United. All such appraisal costs will be shared equally between Contractor and United.

“Final Monthly Schedule” – means the final schedule of Scheduled Flights for the applicable calendar month delivered by United to Contractor pursuant to Section 2.1(c).

Exhibit 10.2

“First Amendment” means the First Amendment to this Agreement dated on or around September 15, 2020.

“Forecasted Passengers” – means, for any month, the forecasted Revenue Onboards derived from the Final Monthly Schedule for such month.

“Foreign Costs” – means the [***] reasonably incurred by Contractor and paid to government agencies in connection with its initial provision of Regional Airline Services to a foreign country, and [***] imposed by foreign governmental or regulatory authorities in connection with the provision of Scheduled Flights into or out of such foreign jurisdiction.

“Fuel Services” – means the act of putting fuel product into an aircraft and taking fuel product out of an aircraft, and any other incidental tasks as are customarily required from time to time in connection therewith; provided that the cost of aircraft fuel shall not be included as a cost of Fuel Services.

“GAAP” – means generally accepted accounting principles in the United States of America, consistently applied.

“Governmental Entity” – means any United States or foreign (i) federal, state, local, municipal or other government, (ii) governmental or quasi-governmental entity of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal) or

(iii) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, including any arbitral tribunal.

“Ground Handling Services” – means the ground handling services performed in connection with Regional Airline Services and as determined by United or United’s designee in United’s or United’s designee’s, sole option and discretion, which services will typically (but not necessarily) include without limitation the following: (i) gate check-in activities, (ii) passenger enplaning/deplaning activities, (iii) sky cap and wheelchair services, (iv) aircraft loading/unloading services, (v) passenger ticketing, (vi) jetbridge maintenance, (vii) janitorial services, (viii) deicing services, (ix) pushback, (x) airstarts, and (xi) aircraft overnight cleaning, including lavatory service and water service; provided that the foregoing list shall typically (but not necessarily) exclude turn cleaning unless otherwise directed by United, and towing services provided by Contractor pursuant to Section 4.6.

“Hazardous Materials” – is defined in Section 4.19(a)(ii).

“Hub Airport” – means, as of any date of determination, (i) each of [***] and (ii) any other airport at which United and its subsidiaries, together with all other operators operating under United’s livery or a derivative thereof, operate an average of at [***] flights per day at such airport during the [***] period prior to such date of determination.

“Identification” – means the United Marks, the aircraft livery set forth on Exhibit E, the United flight code and other trade names, trademarks, service marks, graphics, logos, employee uniform designs, distinctive color schemes and other identification selected by United in its sole discretion

Exhibit 10.2

for the Regional Airline Services to be provided by Contractor, whether or not such identification is copyrightable or otherwise protected or protectable under federal law.

“Incentive Program” – is defined in Section 3.2. “Indemnifying Party” – is defined in Section 7.3. “Indemnity Notice” – is defined in Section 7.3.

“Initial Proposed Monthly Schedule” – is defined in Section 2.1(c). “Insurance Baseline” – is defined in Section 3.6(b)(ii)(A)(3). “IOSA” – is defined in Section 4.9.

“Labor Strike” – means a labor dispute, as such term is defined in 29 U.S.C. Section 113(c) involving Contractor and some or all of its employees, which dispute results in a union-authorized strike resulting in a work stoppage.

“Landing Fees” – consists of all airport landing fees, Aircraft Rescue Fire Fighter (ARFF) charges or similar charges, apron fees, and any other fees charged by airport operators to cover airfield costs or other airport facilities. Unscheduled flights operated by Contractor for aircraft repositioning, maintenance or any purpose other than carrying revenue passengers will not be reimbursed.

“Landing Gear Support Agreement” – means that certain landing gear support agreement entered into by Contractor with a third party landing gear service provider for the E175 Covered Aircraft, provided Contractor has received United’s written approval of the commercial terms of such agreement.

“Law” – means any law, rule, regulation, code, ordinance and order of a Governmental Entity.

“Lead Director” – is defined in Section 5.3.

“Lease Documents” – is defined in Section 10.1(b)(vi)(A). “Leased Call Option Aircraft” – is defined in Section 10.1(b)(iv). “Letter of Agreement” – is defined in Section 4.1(e).

“Liquidity” – is defined in Section 2.4(c)(iii). “Liquidity Notice” – is defined in Section 2.4(c)(iii).

“Losses” – means any and all expenses, damages, losses, liabilities, judgments, fines, penalties (whether civil, criminal or other), amounts paid or payable in settlement, and all other charges paid or payable in connection with investigating, defending, being a witness in or participating in

Exhibit 10.2

(including on appeal), or preparing to defend, be a witness in or participate in, any Compliance Dispute.

“Maintenance Location” – means, as of any date of determination, a Base Location or any other location that is a Contractor maintenance base.

“Mexico Regulatory Rendered Services” – means 24 hour on call service personnel required for the performance of maintenance activities in Mexico in accordance (i) with local law or regulation and (ii) Contractors maintenance agreements.

“Modified EBR Goal” – is defined in Section 4.20(b)(ii)(B). “Modified EBR Payment” – is defined in Section 4.20(b)(ii)(C). “Modified EBR Performance” – is defined in Section 4.20(b)(ii)(C). “Modified EBR Period” – is defined in Section 4.20(b)(ii)(A). “Monthly Incentive Adjustment” – is defined in Section 3.2.

“Navigation Fees” – means navigation charges invoiced from Canadian/Mexican authorities to operate flights in the air space (NavCanada and Services a la Navigation en el Espacio Aereo Mexicano (SENEAM)) and fees and reasonable third party expenses to file schedules in foreign country.

“New Aircraft” – is defined in Section 10.4.

“Non-Comp Aircraft” – means the quantity of Covered Aircraft that are designated as or become “Non-Comp Aircraft” in accordance with Section 4.27, provided that the designation of a Covered Aircraft as a Non-Comp Aircraft is subject to change as provided in Section 4.27; provided, further, that Non-Comp Aircraft are not Spare Aircraft and shall not be included in determining the number of Spare Aircraft pursuant to Section 2.1(d).

“OFAC” – means the U.S. Department of Treasury’s Office of Foreign Asset Control.

“On-Time Adjustment” – is defined in Section 3.2(b).

“On-Time Departure” – means a flight departing on-time or earlier than scheduled departure time during such period. For the avoidance of doubt, On-Time Departures shall exclude all flights which do not depart on-time or earlier than scheduled departure time, without regard to any circumstance whatsoever, and specifically without regard to whether the failure to depart on-time or earlier was within Contractor’s control or outside of Contractor’s control.

“On-Time Departure Rate” – means, for any period of determination and for any number of flights, the quotient, expressed as a percentage, obtained by dividing (x) the number of such flights that are On-Time Departures by (y) the total number of such flights. For example, Contractor’s On- Time Departure Rate for Scheduled Flights for a particular month would equal the number of

Exhibit 10.2

Scheduled Flights for such month that were On-Time Departures divided by the total number of Scheduled Flights for such month.

“Outstanding Debt Balance” – means the aggregate principal and interest owing with respect to any note, mortgage or other instrument evidencing a debt obligation of Contractor incurred in order to pay the purchase price of a Call Option Aircraft plus any and all out-of-pocket fees and expenses required to be incurred in order to pay the same, including without limitation termination, make- whole, prepayment (or similar) penalty or fee, breakage, third party attorney’s fees and costs, trustee and wind-up fees and recording/filing fees, in each case pursuant to obligations in effect on the earlier of the date of the applicable Call Option Request or the termination to which such Call Option Request relates, but in each case only to the extent that such fees and expenses have been disclosed as part of the Call Option Information in a timely manner as required hereunder, and, for the avoidance of doubt, shall not include any changes in income tax position, including loss of deductions, increased income tax expense or other income and other tax losses.

“Owned Call Option Aircraft” – is defined in Section 10.1(b)(iv). “Ownership Rate” – is defined in Section 3.6(d).

“Panel” – is defined in Section 11.16(d).

“Parent” – means Mesa Air Group, Inc., a Nevada corporation, and its successors and permitted assigns.

“Parked Covered Aircraft” means, as of any date of determination, each aircraft designated by United as a Parked Covered Aircraft as of such date in accordance with Section 10.9.

“Parts Support Agreement” – means that certain parts support agreement entered into by Contractor with a third party parts service provider for the E175 Covered Aircraft, provided Contractor has received United’s written approval of the commercial terms of such agreement.

“Passenger-Related Terminal Facilities” – shall mean all passenger-related terminal facilities and spaces leased, subleased or otherwise retained or used by a party at an Applicable Airport, including without limitation all passenger lounges, passenger holding areas, aircraft parking positions (which may or may not be adjacent to a passenger holding area) and associated ramp spaces, gates (including loading bridges and associated ground equipment parking areas), ticketing counters and curbside check-in facilities.

“Pass-Through Costs” – is defined in Section 3.6(b)(ii)(A).

“Performance Milestone” – means, following the Effective Date, the first point in time, if any, at which, both of the following conditions have been satisfied for a [***] calendar month period (the “Reference Period”) commencing following the Effective Date: [***]

[***] For the avoidance of doubt, and notwithstanding anything to the contrary in this Agreement, the parties acknowledge and agree that the Performance Milestone is not guaranteed and therefore may never occur, and that the existence of the Performance Milestone shall not impose any obligations on United, or create any rights of Contractor, in each case that are not otherwise

Exhibit 10.2

expressly set forth in this Agreement.

“Person” – means an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization, or any other form of business or professional entity.

“Pilot Requirement” – is defined in Section 4.27(b). “PMSI Lender” – is defined in Section 10.6(a). “Prepayment” – is defined in Section 3.6(a).

“Prohibited Person” – means an air carrier (other than United and its successors and any Subsidiary thereof), or a corporation directly or indirectly owning or controlling or directly or indirectly owned or controlled by an air carrier.

“Prohibited Transaction” – means any transaction described in clauses (I), (II), (III), or (IV) below:

I.
With respect to Contractor or Parent (each of the foregoing being referred to in this clause

(I) as “Contractor”):

a.
Contractor consolidates with, or merges with or into, a Prohibited Person or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to a Prohibited Person, or a Prohibited Person consolidates with, or merges with or into, Contractor in any such event pursuant to a transaction in which the voting securities of Contractor are converted into or exchanged for cash or securities of a Prohibited Person, except where the holders of voting securities of Contractor immediately prior to such transaction own not less than a majority of the voting securities of the surviving or transferee corporation immediately after such transaction, in each case other than any such transaction between Contractor on the one hand, and United and/or any of its Subsidiaries on the other;

b.
the direct or indirect acquisition by a Prohibited Person or any Person directly or indirectly controlling a Prohibited Person of control of Contractor (including without limitation as a result of the acquisition by such Prohibited Person or other Person of a controlling block of the capital stock of Contractor or the voting power with regard to such capital stock);

c.
the liquidation or dissolution of Contractor in connection with which Contractor ceases operations as an air carrier; or
d.
the sale, transfer or other disposition of all or substantially all of the airline assets of Contractor on a consolidated basis directly or indirectly to a Prohibited Person or its affiliate, whether in a single transaction or a series of related transactions.

II.
Any transaction as a result of which neither of the following circumstances exists: (x) Contractor is a direct wholly-owned subsidiary of Parent or (y) Contractor is both (A) an

Exhibit 10.2

indirect wholly-owned subsidiary of Parent and (B) the direct or indirect wholly-owned subsidiary only of other direct or indirect wholly-owned subsidiaries of Parent, each of which has executed a guarantee in the form of Exhibit K; provided that notwithstanding the foregoing, this clause (II) shall not be applicable due to a merger of Contractor so long as the successor to Contractor meets at least one of the circumstances describing Contractor in clauses (x) and (y) above and such successor to Contractor shall have assumed all of Contractor’s obligations arising under this Agreement, whether by operation of law or otherwise.

III.
Other than the Alternative Flying Exceptions (as such term is defined below), any transaction as a result of which Contractor or Parent, or any Affiliate thereof, has any contract or arrangement for regional flying with any Person other than United; provided, however, that this clause (III) shall not apply from and after the earlier to occur of (x) [***] if any, after the satisfaction of the Performance Milestone (as such term is defined below). “Alternative Flying Exceptions” means the performance by Contractor of services required to be performed by Contractor under that certain Flight Services Agreement by and between Contractor and DHL dated as of December 20, 2019, including, for purposes of clarification only, providing expanded cargo services for DHL under such Flight Services Agreement, as such Agreement may be subsequently amended from time to time.

IV.
The execution by Contractor or Parent or their affiliates of bona fide definitive agreements, the consummation of the transactions contemplated by which would result in a transaction described in the immediately preceding clauses (I), (II), or (III).

“Reasonable Operating Constraints and Conditions” – means the operating constraints and conditions for the operation of Scheduled Flights reasonably imposed by the aircraft type, maintenance requirements, crew training requirements, aircraft rotation requirements, and route authorities, slots, and other applicable regulatory restrictions on flight schedule, in each case as evidenced by industry practice and custom.

“Reference Date” – is defined in Section 10.8(b).

“Regional Airline Services” – means the provisioning by Contractor to United of Scheduled Flights and all other flights contemplated in this Agreement, including, ground returns (completed and uncompleted), air returns (completed and uncompleted), permitted ferrying and maintenance flights, and delayed flights (including Excess Delayed Flights) using the Covered Aircraft in accordance with this Agreement.

“Reimbursable Mod Expenses” – is defined in Section 3.8(a).

“Release” – is defined in Section 10.1(b)(v)(A).

“Repudiation Event” has the meaning given to such term in Section 8.4(e).

“Revenue Onboard” – means one revenue-generating passenger on one flight segment, regardless of whether such flight segment is all or part of such passenger’s entire one-way flight itinerary.

Exhibit 10.2

“RON Aircraft” – means, with respect to E175 Covered Aircraft and each Base Location, the quantity of the Total Aircraft for which the last flight of the day terminates either (x) at such Base Location or (y) a Maintenance Location that is not such Base Location.

“RON Capture Rate” – means with respect to E175 Covered Aircraft and each Base Location from which E175 Covered Aircraft operate, the percentage of Total Aircraft that are RON Aircraft.

“Rules” – is defined in Section 11.16(a).

“Sanctions” – means any restriction imposed by a Governmental Entity on trade, financial dealings or other transactions with any person, territory or country, including the restrictions administered by OFAC, BIS and/or DDTC, to the extent such restriction is applicable to a Party to this Agreement; compliance with a Sanctions includes avoidance of acts or transactions that would expose a Party to potential designation as a target of a Sanctions or to punitive measures including fines or legal proceedings.

“Scheduled ASMs” – means, for any period of calculation, the greater of (x) the number of available seat miles for all Scheduled Flights set forth on the Initial Proposed Monthly Schedule and (y) the number of available seat miles for all Scheduled Flights set forth on the Final Monthly Schedule, it being understood that each of the Initial Proposed Monthly Schedule and the Final Monthly Schedule shall be determined pursuant to Section 2.1(c) herein and are subject to Reasonable Operating Constraints and Conditions as set forth therein.

“Scheduled Exit Date” – is defined in footnote 1(g) of Table 1 of Schedule 1 with respect to E175 Covered Aircraft and shall be the date set forth under the caption “CRJ Scheduled Exit Date” of Table 2 of Schedule 1 with respect to CRJ Covered Aircraft.

“Scheduled Flight” – means a flight as determined by United pursuant to Section 2.1(c) (including all Charter Flights).

“Second Amendment Effective Date” means February 4, 2022. “Second Panel” – is defined in Section 11.16(k).

“Secured Loan Agreement” – means a loan agreement entered into by Contractor, as borrower, as part of a Secured Loan Transaction.

“Secured Loan Aircraft” – means each Secured Loan Eligible Aircraft that is financed pursuant to a Secured Loan Transaction.

“Secured Loan Eligible Aircraft” – means [***] through and including [***] in Block 1 Contractor Owned E175 Covered Aircraft and [***] in Block 3 Contractor Owned E175 Covered Aircraft.

“Secured Loan Ownership Rate” – is defined in Section 3.6(e).

“Secured Loan Security Interest” – means a security interest granted on a Secured Loan Aircraft in connection with a Secured Loan Transaction.

Exhibit 10.2

“Secured Loan Transaction” – means the financing of any Secured Loan Eligible Aircraft. For the avoidance of doubt, the financing of each such aircraft shall be a separate Secured Loan Transaction.

“Spare Aircraft” – is defined in Section 2.1(d).

“Special Cause” – means the following, each of which constitutes breach: (i) a Controllable Completion Factor of [***] (in the case of E175 Covered Aircraft) or [***] in the case of CRJ900 Covered Aircraft or below for each of any [***] calendar months or for each of any [***]calendar months during any period of [***] calendar months, (ii) an On-Time Departure Rate of [***]or below for each of any [***] calendar months or for each of any [***] calendar months during any period of [***] calendar months; provided that all departure delays or cancellations caused by United and resulting from a material and extraordinary event that causes a departure delay or cancellation to similarly situated United or United Express flights not operated by Contractor or its affiliates shall be excluded from such calculation in this clause (ii), and that, for the avoidance of doubt and without limitation, Weather and ATC Delays and Cancels shall not be considered delays caused by United, or (iii) a Controllable Completion Factor below [***]and an On-Time Departure Rate below [***] for a period of [***] calendar months.

“Subsidiary” – means, as to any Person, (a) any corporation more than [***] of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and

(b) any partnership, association, joint venture, limited liability company, joint stock company or any other form of business or professional entity, in which such Person directly or indirectly through Subsidiaries has more than [***] equity interest at any time.

“System Flight Disruption” – means the failure by Contractor to complete at least [***] of the aggregate Scheduled ASMs in any three consecutive calendar months, or at least [***] of the aggregate Scheduled ASMs in any consecutive [***] day period, in each case excluding the effect of Uncontrollable Cancellations; provided, that if the average number of Block Hours flown per Covered Aircraft during such period is more than the average number of Block Hours flown per Covered Aircraft during the [***] calendar months immediately preceding the period first measured, then the calculation for purposes of this definition shall disregard that number of Scheduled ASMs for such period as is necessary to reduce the average number of Block Hours flown per Covered Aircraft during such period to the average number of Block Hours flown per Covered Aircraft during such prior [***] calendar month period; provided further, that a System Flight Disruption shall be deemed to continue until the next occurrence of a single calendar month in which Contractor completes at least [***] of the aggregate Scheduled ASMs; and provided further, that completions and cancellations of Scheduled Flights on any day during which a Labor Strike is continuing shall not be taken into account in the foregoing calculations.

“System Turn Time” – means, with respect to E175 Covered Aircraft and CRJ900 Covered Aircraft, calculated separately, the average time between a scheduled arrival and a scheduled departure.

Exhibit 10.2

“Target” – is defined in Section 3.2(a).

“Term” – has the meaning set forth in Section 8.1, as earlier terminated pursuant to Section 8.2, if applicable, and any Wind-Down Period.

“Terminal Facilities” – means (i) all Passenger-Related Terminal Facilities and (ii) all other terminal facilities and spaces leased, subleased or otherwise retained or used by a party at an Applicable Airport, including without limitation all baggage makeup areas, inbound baggage areas and other terminal facilities.

“Termination Date” – means the date of early termination of this Agreement, as such date is specified in a notice delivered from one party to the others pursuant to Section 2.4 or Section 8.2, as applicable, or, if no such early termination shall have occurred, the date of the end of the Term, it being understood that, from and after the Termination Date as to a Covered Aircraft (but without limiting the applicable provisions of Section 8.3), (i) such Covered Aircraft shall be considered withdrawn from the capacity purchase provisions of this Agreement and (ii) the term of any aircraft leases for any Covered Aircraft shall, without the requirement for any further notice, automatically expire and conclude on the earlier to occur of (x) the date of termination as set forth in any notice delivered pursuant to Section 2.4 or Section 8.2 and (y) date of the end of the Term.

“Termination Event” – means any event or circumstance under which United has a right to terminate this Agreement pursuant to Article VIII.

“Total Aircraft” – means, with respect to each Base Location, the sum of (A) the quantity of aircraft for which the last flight of the day for such aircraft originates or terminates at such Base Location, excluding Spare Aircraft, plus (B) the quantity of aircraft located at such Base Location for which there is no flight, excluding Spare Aircraft, plus (C) the quantity of aircraft for which the last flight of the day does not originate or terminate at any Base Location (including Base Locations other than the Base Location in respect of which “Total Aircraft” is being determined) and for which the last Base Location from which such aircraft departed on such day was such Base Location (i.e., the Base Location in respect of which “Total Aircraft” is being determined), excluding Spare Aircraft; provided that Total Aircraft at each Base Location will be calculated separately for the E175 Covered Aircraft, on the one hand, the CRJ Covered Aircraft, on the other hand. For illustrative purposes, if an aircraft flies from Houston (IAH) to Oklahoma City and subsequently terminates in Omaha (all on the same day), then such aircraft shall be included in the calculation of “Total Aircraft” under clause (C) for Houston (IAH).

“Total Monthly Scheduled Block-Hours” – is defined in Section 3.6(b)(iii).

“Touch Time” – [***]

“Towing Baseline” – is defined in Section 4.6(b). “Transfer” – is defined in Section 4.10(a)(v).

“TSA” – means the United States Transportation Security Administration.

Exhibit 10.2

“UCC” – is defined in Section 10.6(a).

“UCH” – means United Continental Holdings, Inc., a Delaware corporation, and its successors and permitted assigns.

“Uncontrollable Cancellation” – means:

(i)
a cancellation of a Scheduled Flight with a cancel code other than as set forth below; provided that the table below shall be subject to change from time to time in United’s sole discretion to accommodate changes from time to time in United’s overall cancellation coding;

[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

and

(ii)
a cancellation of a Scheduled Flight as a result of any changes to the Final Monthly Schedule made by United after the presentation of the Final Monthly Schedule pursuant to Section 2.1(c), provided that such cancellation was not made pursuant to the last sentence of Section 2.1(c); and

(iii)
a cancellation of a Scheduled Flight described by the last proviso in Section 2.1(d);

in each case of (i), (ii) and (iii) above, as coded on United’s operations reports in accordance with United’s standard coding policies; it being further understood and agreed that if United’s operations or other United Express Operations are subject to the same circumstances giving rise to such Scheduled Flight cancellation, and such United or other United Express flights are not canceled as a result, then such Scheduled Flight cancellation shall not be an Uncontrollable Cancellation.

“Uncontrollable Delays” – means a delay of a Scheduled Flight for any reason that, if it resulted in the cancellation of such flight, would constitute an Uncontrollable Cancellation.

“United” – means United Airlines, Inc., a Delaware corporation and subsidiary of UCH, and its successors and permitted assigns.

“United Cargo Program” – means United’s “QuickPak” and “Petsafe” programs and/or any additional or replacement cargo program implemented by United from time to time, pursuant to which: (i) Contractor shall accept for carriage all baggage and shipments, whether from the ticket

Exhibit 10.2

counter or cargo facility, that are permitted under United’s DOT and FAA approved Dangerous Goods (“DG”) management program, (ii) Contractor shall have access to United’s required training records and DG procedures and/or forms as necessary to permit Contractor to integrate such procedures into its existing flight crew training and acceptance procedures, (iii) Contractor shall accept and maintain compliance with United’s Hazardous Training Program for Scheduled Flights, and any training in connection therewith may be utilized to meet Contractor’s requirements under 14 CFR 121.1001-1007, Subpart Z and (iv) Contractor shall be permitted to transport its aircraft parts which are shipped as Company Material (COMAT) on Scheduled Flights, which shipments shall be tendered and/or accepted for shipment only by United’s employees or agents who have satisfactorily completed United’s required DG training and are authorized to perform such tendering and/or acceptance functions.

“United Directed Cancelled Flight” – is defined in Section 2.1(c).

“United Express Operations” – means, with respect to any contractor or service provider, all of the flights and other related operations of such contractor or service provider performed under the livery and/or the brand of “United Express.”

“United Marks” – is defined in Exhibit E.

“United Owned E175 Covered Aircraft” – means those E175 Covered Aircraft identified as United owned E175 Covered Aircraft on Table 1 to Schedule 1. For the purposes of clarity, the E175LL Covered Aircraft are distinct from the United Owned E175 Covered Aircraft.

“Utilization Requirement” – is defined in Section 4.27(b).

“Very Long Delay” means a Controllable Delay that continues for eight or more hours. “Waived Credit Amount” – is defined in Schedule 2A.

“Weather and ATC Delays and Cancels” – means a delay or cancellation of a Scheduled Flight as a result of weather or air traffic control as coded on United’s operations reports in accordance with

United’s standard coding policies consistently applied to all domestic operations of United and its related United Express operators.

“Wind-Down Expenses” – means, with respect to an aircraft, (i) [***] provided, however, that, notwithstanding anything to the contrary in this Agreement, (x) if, as of the time that United delivers the applicable notice under Section 2.4 with respect to such aircraft, the average number of Covered Aircraft in scheduled service pursuant to the capacity purchase provisions of this Agreement for the prior [***] completed calendar months for the applicable fleet subject to the applicable removal notice under Section 2.4 is greater than or equal [***]

“Wind-Down Period” – means, as the context may require, (i) with respect to any specific Covered Aircraft, the period after the Termination Date and until the time when such Covered Aircraft has been withdrawn from the capacity purchase provisions of this Agreement, and (ii) with respect to

Exhibit 10.2

the Agreement as a whole, the period after the Termination Date and until the time when the last Covered Aircraft has been withdrawn from the capacity purchase provisions of this Agreement.

“Wind-Down Schedule” – means the schedule, determined as provided in Article VIII of this Agreement, for Covered Aircraft to be withdrawn from the capacity purchase provisions of this Agreement.

EXHIBIT B

Terms of Codeshare Arrangements

1.
Contractor’s use of United designated code. During the Term of the Agreement, United shall place its designator code, “UA”, on all Scheduled Flights operated by Contractor. United may suspend the display of its code on flights operated by Contractor if Contractor is in breach of any of its safety-related obligations, or material breach of any of its operational obligations, under the Agreement during the period that such breach continues. All Contractor operated flights that display the United designated code are referred to herein as “UA* Flights”.

2.
Contractor’s display of United designated code.

(a)
All UA* Flights will be included in the schedule, availability and fare displays of all computerized reservations systems in which United and Contractor participate, the Official Airline Guide (to the extent agreed upon) and United's and Contractor’s internal reservation systems, under the UA code, to the extent possible. United and Contractor will take the appropriate measures necessary to ensure the display of the schedules of all UA* Flights in accordance with the preceding sentence.

(b)
United and Contractor will disclose and identify the UA* Flights to the public as actually being a flight of and operated by Contractor, in at least the following ways:

(i)
a symbol will be used in timetables and computer reservation systems indicating that UA* Flights are actually operated by Contractor;

(ii)
to the extent reasonable, messages on airport flight information displays will identify Contractor as the operator of flights shown as UA* Flights;

(iii)
United and Contractor advertising concerning UA* Flights and United and Contractor reservationists will disclose Contractor as the operator of each UA* Flight; and

(iv)
in any other manner prescribed by law.

3.
Terms and Conditions of Carriage. In all cases the contract of carriage between a

Exhibit 10.2

passenger and a carrier will be that of the carrier whose code is designated on the ticket. United and Contractor shall each cooperate with the other in the exchange of information necessary to conform each carrier’s contract of carriage to reflect service offered by the other carrier.

4.
Notification of irregularities in operations. Contractor shall promptly notify United of all irregularities involving a UA* Flight which result in any material damage to persons or property as soon as such information is available and shall furnish to United as much detail as practicable. For purposes of this section, notification shall be made as follows:

United Airlines Dispatch

[***]

5.
Code Sharing License.

(a)
Grant of License. Subject to the terms and conditions of the Agreement, United hereby grants to Contractor a nonexclusive, nontransferable, revocable license to use the UA* designator code on all of its flights operated as a UA* Flight.

(b)
Control of UA* Flights. Subject to the terms and conditions of the Agreement, Contractor shall have sole responsibility for and control over, and United shall have no responsibility for, control over or obligations or duties with respect to, each and every aspect of Contractor’s operation of UA* Flights.

6.
Display of other codes. During the Term of the Agreement, United shall have the exclusive right to determine which other airlines (“Alliance Airlines”), if any, may place their two letter designator codes on flights operated by Contractor with Covered Aircraft and to enter into agreements with such Alliance Airlines with respect thereto. Contractor will cooperate with United and any Alliance Airlines in the formation of a code share relationship between Contractor and the Alliance Airlines and enter into reasonably acceptable agreements and make the necessary governmental filings, as requested by United, with respect thereto.

7.
Customer Commitment. During the period that United places its designator code on flights operated by Contractor, Contractor will adopt and follow plans and policies comparable (to the extent applicable and permitted by law and subject to operational constraints) to United’s Customer Commitment as presently existing and hereafter modified. Contractor acknowledges that it has received a copy of United’s presently existing Customer Commitment. United will provide Contractor with any modifications thereto promptly after they are made.

EXHIBIT C

Non-Revenue Pass Travel

United will have the sole right to design, implement and oversee a pass travel program for the Regional Air Services.

EXHIBIT D

Fuel Services

Exhibit 10.2

AGREEMENT FOR FUEL SERVICES

This Agreement for Fuel Services (this “Agreement”), dated (the “Effective Date”) is entered into by and between , a with its principal offices at (“Airline”) and , with its principal offices at (“Service Provider”).

1.
OBLIGATIONS OF SERVICE PROVIDER; SCOPE OF UNDERTAKING

A.
Fuel Services: Service Provider will provide fuel services for Airline at the location(s) designated on Exhibit A hereto (“Airport”). “Fuel Services” means the Fueling and Defueling of aircraft, and other incidental tasks as may be required, on occasion, by Airline. “Fueling” means putting fuel product into and “Defueling” means taking fuel product out of aircraft. The Fuel Services shall include the following services:

1.
Perform Skill Category 4 Fueling and Defueling of aircraft as defined in Airline’s General Fueling Manual, latest revision, as provided by Airline, based on schedule requirements and upon receipt of requests from an authorized representative of Airline specifying the type of service required, the type and amount of fuel product required, the time and place of delivery, and the type and identification number of aircraft to be serviced;

2.
At the time of into-plane fuel delivery, provide Airline with an imprinted ticket specifying meter readings and quantity serviced, date, type of aircraft, and plane/flight number. On the first working day of each calendar month, Service Provider will provide Airline’s Airport Station Manager with a statement recapping the total quantity of fuel product issued to Airline during the preceding month. Other reports will be prepared and furnished by Service Provider as required by Airline;

3.
Provide a daily report to Airline and Airline’s fuel supplier (including, if applicable, United Airlines) itemizing the amount of fuel product withdrawn from the airport fuel system truck rack, each dispensal of fuel into-plane and a report of the fuel balance held in Service Provider’s refueler trucks;

4.
When title to fuel product remains in Airline’s name or that of Airline’s fuel supplier, accountability for such fuel product shall be reported on a “gallon- in, gallon-out” basis as a book inventory. Service Provider shall have responsibility for all losses and gains in excess of [***] while fuel product is stored in refuelers or trucks under Service Provider’s care, custody and control;
5.
Maintain complete and accurate books and records and make reports to Airline, in such form and detail as may be specified by Airline, of deliveries into and withdrawals from Airline’s aircraft, employee training, Fuel Quality Assurance checks, and equipment maintenance;

Exhibit 10.2

6.
Maintain (including necessary testing and flushing), repair, and replace fuel service equipment, including refueling equipment in order to keep the fuel service equipment (i) in good, safe and efficient operating condition and repair, (ii) in sanitary and sightly condition, (iii) in compliance with the obligations under any Airport leases, (iv) in compliance with all applicable governmental laws, rules and regulations, (v) in compliance with all directives and applicable rules of the applicable port authority, city and/or Airport authority granting rights to or having jurisdiction over the Airport (collectively, the “Airport Authority”), (vi) in compliance with Airline’s Fuel Operations Manual, latest revision, that defines equipment and facility maintenance standards, and that will be provided separately to Service Provider; and (vii) in compliance with all directives or procedures of Airline regarding safety and security; provided that such Airline requirements, if any, shall be deemed minimum requirements, and shall not diminish to any extent Service Provider’s duty to comply with law or requirements of any Airport Authority;

7.
Obtain and furnish all facilities, labor, supervision, materials, supplies, vehicles, equipment and tools and other requisites necessary for the performance of into-plane fueling and defueling services to Airline and all administrative services related thereto; and

8.
Furnish only properly trained and Airline qualified personnel to perform the Fuel Services.

B.
Facility Required to Perform Fuel Services. In the event and to the extent that Service Provider’s provision of Fuel Services requires access and occupancy of a portion of the site leased, subleased, licensed or operated by Airline at the Airport (the “Airline Premises”, Service Provider shall be additionally subject to all the terms and provisions specified below.

1.
Grant of License. Airline hereby grants to Service Provider a license (which, if required by an airport, shall be in a form approved by such airport) and a permit to enable Service Provider and its employees to access and use a portion of the Airline Premises delineated on Exhibit B attached hereto (the “Licensed Premises”) for the sole purpose of performing the Fuel Services, and for no other purpose. Service Provider shall have the right to access and occupy the Licensed Premises for the purposes specified herein only during the Term of this Agreement and such right shall expire simultaneously with the expiration of this Agreement. Service Provider acknowledges that (i) the size, location and configuration of the Licensed Premises shall be determined by Airline in its sole discretion; (ii) the license and Service Provider’s right to access and use the Licensed Premises is granted only to employees of Service Provider, and (iii) extending such rights to subcontractors of Service Provider shall require Airline’s prior

Exhibit 10.2

written consent in each instance. Service Provider agrees that Airline shall have no obligation to perform any services or to provide any equipment to Service Provider except as otherwise expressly provided in this Agreement.

2.
Acceptance of Licensed Premises. By its execution of this Agreement, Service Provider shall be deemed to represent and certify that (i) Service Provider has been given adequate opportunity to investigate and examine the condition of the Licensed Premises; (ii) Airline shall not be required to improve, equip, repair or otherwise prepare the Licensed Premises for Service Provider’s occupancy or use thereof for the provision of the Fuel Services except as otherwise provided in Agreement; (iii) further and for the avoidance of doubt, nothing in this Agreement for Fuel Services is intended or shall be construed to make Service Provider liable for, or to cure, correct or remediate, any Pre-Existing Condition, as hereinafter defined. “Pre-Existing Condition” shall mean any condition in, on, or within the Licenses Premises which first manifested itself prior to the Effective Date, including but not limited to any condition which fails to comply with or violates any applicable law, including any legal requirement or prohibition related to hazardous materials, but does not include any exacerbation of a condition by Service Provider or its subcontractors.

3.
Use and Maintenance of Licensed Premises. Service Provider (i) shall use the Licensed Premises solely for the purposes delineated in this Agreement, and for no other purpose, in compliance with, and without violating, the agreements granting Airline its rights to the Licensed Premises (provided that Service Provider shall be provided a copy of any such agreements granting); (ii) shall take good care of the Licensed Premises and keep same clean and orderly; (iii) shall not waste electricity or other utility resources, and (iv) shall not use or authorize the Licensed Premises to be used, in whole or in part, in a manner that is dangerous to persons or property, or that may invalidate or increase the premium cost of any policy of insurance carried with respect to the Airline Premises, in whole or in part, or in violation of rules, regulations or requirements of the local Fire Department or Fire Insurance Rating Organization, or other authority having jurisdiction. In the event and to the extent that any damage to the Licensed Premises is caused by the negligent or intentional act or omission of Service Provider, its employees or agents, or any breach or noncompliance by Service Provider with its obligations under this Agreement, the reasonable and necessary cost of such repair shall be the responsibility of Service Provider, and Service Provider shall be liable to Airline for, and shall pay to Airline, on demand, all such reasonable, necessary and documented costs.

4.
Airline Agreements Relating to Licensed Premises. Service Provider acknowledges and agrees that: Service Provider’s rights to use the Licensed

Premises are and shall be subject and subordinate to (i) the terms and

Exhibit 10.2

provisions of the agreements granting Airline its rights to the Licensed Premises; (ii) any rules and regulations that may, at any time or from time to time, be promulgated by the Airport Authority, and (iii) any approvals, consents and authorizations of the Airport Authority that may be required in order for the Service Provider to provide the Fuel Services. If requested, Airline will reasonably assist Service Provider with obtaining the requisite Airport Authority approval.

5.
No Liens. Service Provider will not file, and will not permit or authorize any laborer’s, materialmen’s, mechanic’s or other similar lien to be filed or otherwise imposed on any part of the Licensed Premises, the Airline Premises, or the Airport of which the Licensed Premises or Airline Premises form a part. If any laborer’s, materialmen’s, mechanic’s or other similar lien or claimed is filed as a result of Service Provider’s fault or negligence, and Service Provider does not cause such lien to be released and discharged promptly, or promptly file a bond in lieu thereof, Airline shall have the right to pay all sums necessary, including without limitation, direct payment to the claimant, to obtain such release and discharge and recover all such amount from Service Provider forthwith, together with interest thereon and reasonable attorneys’ fees and costs.

6.
Surrender. Upon termination of this Agreement, Service Provider shall vacate the Licensed Premises and surrender same to Airline vacant and in as good a condition as when Service Provider originally entered upon same, normal wear and tear excepted. Service Provider shall, at its sole cost, repair any and all damage to the Licensed Premises, excepting reasonable wear and tear, the Airline Premises or any other property of Airline resulting from Service Provider’s use of the Licensed Premises.

7.
Equipment. Service Provider will be responsible for the protection of all equipment, materials and tools used in the provision of the Fuel Services, whether such items belong to Airline or to Service Provider, regardless of the fact that such property may be stored, with Airline’s permission, on Airline’s property, including the Licensed Premises. Airline will not be responsible for any loss of or damage to such property from any cause whatsoever, other than the negligent or intentionally wrongful act of Airline or its employees, agents or contractors other than Service Provider. In the case of any equipment provided by Airline, Service Provider agrees to maintain same to the manufacturers operational standards.

C.
Schedule of Work. Service Provider will be available to perform the Fuel Services upon request during the hours designated by Airline. Also, the Service Provider, in any event, perform the Fuel Services, where practicable, in such a manner as to avoid inconvenience to Airline and its personnel and to avoid interference with Airline’s operations.

Exhibit 10.2

D.
Inspection and Acceptance of Fuel Services. All Fuel Services will be subject to inspection and acceptance by Airline’s designated representative, including inspections to verify compliance with this Agreement. Service Provider understands and expressly agrees that, with respect to any performance or provision of any Fuel Services subject to this Agreement: (i) to the extent of Service Provider’s authority to allow such access and to the extent Service Provider is not prohibited by other legal or contractual obligations, Airline will have full access at all times to any and all work spaces provided to or used by Service Provider to perform any Fuel Services; (ii) Fuel Services will be subject to quality audits [and to compliance with the standards defined in the applicable Service Level Agreement (SLA), as modified from time to time, ][but not more than twice per year, upon mutual written agreement between Airline and Service Provider;] and

(iii) Service Provider will promptly respond to reasonable requests from Airline or its designee for information regarding Service Provider’s performance of Fuel Services and compliance with this Agreement.

2.
PERSONNEL

A.
Independent Service Provider Status of Service Provider and Service Provider’s Personnel. Airline and Service Provider will not act as and will not be deemed to be employees, partners, joint ventures, agents or associates of one another, and nothing herein set forth will be construed to impose any liability on them as such. Service Provider understands and expressly agrees that, with respect to any performance or provision of any Fuel Services subject to this Agreement:

1.
Service Provider’s relationship to Airline shall be strictly that of an independent contractor;

2.
Service Provider will not be entered on Airline’s payroll; Service Provider will be solely responsible for the payment and withholding, as the case may be, of all federal, state and local income taxes, and all contributions under the Federal Insurance Contribution Act;

3.
Airline shall not maintain, keep in force or pay for any worker’s compensation, employer liability insurance, or unemployment compensation insurance for Service Provider.

4.
Service Provider shall be responsible for procuring and maintaining its own insurance protection, and understands that Airline shall not provide any insurance coverage;

5.
Service Provider shall not be eligible to receive or participate in any vacation, group insurance, pension, travel or any other benefit currently available or at any time extended to Airline’s employees; and

6.
(Any persons providing any Fuel Services in whole or in part under this

Exhibit 10.2

Agreement (“Personnel”) will be and remain employees or subcontractors of Service Provider and not of Airline; they shall not be eligible or entitled to participate in any of the benefits or privileges extended by Airline to its employees, including the privileges or benefits referenced in Section 2(A)(1)-(5) above, and they shall not be, nor shall they be deemed to be, employees of Airline for purposes of federal, state or local income taxes, FICA taxes, unemployment benefits, workers compensation or in any other respect.

B.
Personnel Standards of Performance. Service Provider represents and warrants to Airline that all Fuel Services to be delivered shall (i) be performed by qualified Personnel in a good, competent and safe manner; (ii) reflect and adhere to the industry standards; (iii) be provided in accordance with the terms and conditions of this Agreement and Exhibits hereto; (iv) comply and comport with all applicable laws or airport rules and/or regulations; and (v) comply and comport with Airline rules and regulations applicable to the Fuel Services.

C.
Background Investigations And Airport Badges. If required at the Airport or by the Transportation Security Administration, the Department of Homeland Security, the Department of Transportation, the Federal Aviation Administration, or any other duly constituted governmental authority with jurisdiction over the matter, Service Provider, at its sole cost and expense, will conduct background investigations of all Personnel who will have access to any secure or restricted area of such premises. Background investigations will include, at a minimum, verification of prior employment (five years where available, shorter periods as applicable for those who have not been in the work force for ten years) to the extent permitted by law. Further, Service Provider must complete FBI approved fingerprint checks on all Personnel being issued a security badge to enter the air operations area (AOA) at the Airport. Each background investigation will be reduced to writing and will be verified by Service Provider as having been completed upon request by Airline, or by applicable governmental authority, upon reasonable notice. Without limiting, excusing or waiving to any extent Service Provider’s obligations under this Section 2(C), Airline reserves the right to verify independently the results of any investigation, and to terminate this Agreement without further notice upon discovery of a materially inaccurate investigation or deception regarding an investigation.

D.
Safety. The Service Provider shall be responsible for compliance with all local, municipal, federal or government regulations that relate to the safety of its Personnel and operations, including any airport rules or regulations. Service Provider shall have a written safety program that defines the roles and responsibilities of the Service Provider and its Personnel for achieving a safe operation. At Airline’s request, a copy of this program shall be submitted to Airline for review to assure that it is compatible with Airline’s safety program and in no way jeopardizes the safety of Airline’s employees, customers or operations. Service

Exhibit 10.2

Provider and its Personnel shall, at a minimum, comply with all written Airline procedures and regulations that apply to the operation and maintenance of equipment, if any, that have been made available by Airline to Service Provider;

such availability to be satisfied by (i) physical delivery to Service Provider of hard copies of such procedures and regulations, or, alternatively, (ii) through access to Airline’s web-based procedures and regulations, along with specific direction from Airline as to the location of any such procedures and regulations. Service Provider shall actively participate in all local safety initiatives, as requested by Airline station management, and shall assist and cooperate in incident investigations that involve Fuel Services equipment and/or Service Provider or Personnel.

3.
TERM OF AGREEMENT; PERIOD OF PERFORMANCE; TERMINATION

A.
This Agreement takes effect on, and Service Provider’s performance under this Agreement shall commence on [DATE] and, unless earlier terminated, shall continue and remain in effect thereafter for years, through [DATE] (“Term”). Airline shall have the right to immediately terminate this Agreement if

(i) Airline, in its reasonable and good faith judgment, determines that Service Provider’s performance does not meet the standards established by Airline as necessary for the performance of the Fuel Services required under this Agreement, or (ii) the Service Provider is in violation of any material provision of this Agreement. Either party shall have the right to terminate this Agreement, (a) for convenience, upon [***] written notice to the other party, or (b) in the event of a breach of this Agreement by the other party, which breach is not cured within [***] from the date of receipt of notice of such breach.

B.
In the event of any termination, Airline’s sole obligation to Service Provider shall be the payment to the Service Provider for Fuel Services properly rendered, and pre-authorized out-of-pocket expenses incurred, up to the time of termination, subject, however, to Airline’s right to withhold payments or portions thereof to compensate and make Airline whole for any loss resulting from Service Provider’s breach of this Agreement.

C.
In the event of termination, the Service Provider shall immediately return to Airline all originals, copies and summaries of records related to the Fuel Services provided under this contract, Airline’s Confidential and Proprietary Information, and Airline property, materials, equipment or documents in Service Provider’s possession.

4.
FEES AND EXPENSES

A.
Compensation. In consideration of the performance by Service Provider of all Fuel Services (and subject to Service Provider’s full performance of all Fuel Services), Airline shall pay Service Provider the compensation set forth on Exhibit A.

B.
Reimbursable Expenses. There are no reimbursable expenses under this contract. In the event Airline, in its sole discretion, determines certain expenses to be

Exhibit 10.2

reimbursable, any reimbursement must be approved in writing by Airline prior to Service Provider incurring the expense.
C.
Taxes. Airline agrees to be responsible for and pay any sales or use taxes (other than taxes imposed on or measured by income received for provision of the Fuel Services, including both gross receipts and net income) imposed by any taxing authority and required to be paid by Service Provider or Airline as a result of the Fuel Services provided to Airline pursuant to this Agreement. If a claim is made against Service Provider for any taxes that are to be paid by Airline, Service Provider will timely notify Airline and take such action, at Airline’s expense, as Airline may reasonably direct with respect to such taxes, including payment of same under protest. In the event that the disputed tax was previously paid and if Airline so requests, Service Provider will, at Airline’s expense, take such action as Airline may reasonably direct, including the filing of an amended tax return, or Service Provider shall permit Airline to file a claim or commence legal action in Service Provider’s name to recover such tax payment. In the event of a refund or recovery of any tax, in whole or in part, Service Provider will pay to Airline promptly that portion of the tax paid by Airline, including any interest received thereon.

D.
Airport Fees. Airline agrees to reimburse Service Provider for applicable airport fees related to the Fuel Services as a result of this Agreement. Specifically excluded from this provision are airport badging fees, vehicle registration or tag fees (and charges related thereto), airport environmental recovery fees, fuel system access fees and airport fines.

E.
Invoices. Service Provider shall invoice Airline monthly, payable in U.S. dollars, for Fuel Services satisfactorily performed and completed in the previous month, less the sum of all credit notices due Airline. Each invoice, submitted in the form provided by Airline under separate cover. Invoices shall be submitted to the Station Manager at the address shown on Exhibit A and Service Provider will also send as quickly as possible thereafter an electronic copy.

F.
Disputed Invoices. Airline reserves the right to reasonably reject invoices that are unclear and do not meet Airline’s requirements as stipulated in this Agreement. In the event that Airline disputes any invoices, payment of only the disputed portion will be delayed until such dispute is resolved to the mutual satisfaction of the parties. Airline will timely pay the undisputed portion. If there has been no response from Service Provider within [***] after disputed invoice notification, Service Provider shall be deemed to have agreed with Airline regarding the disputed amount and the invoice dispute shall be closed without further payment due. Airline shall inform Service Provider of any disputed invoice within [***] from Airline’s receipt of said invoice.

G.
Late Invoices. Service Provider must submit an invoice, in the form provided by Airline under separate cover, to Airline within [***] after the end of the month in

Exhibit 10.2

which the Fuel Services were performed. If more than [***] period, Service Provider’s invoice is submitted more than [***] after the end of the month in which Fuel Services are performed, the payment required on subsequent late invoices during that 12-month period shall be reduced as follows:

Months after Fuel Services are performed: % due: [***]

H.
Payment of Invoices. Airline will pay properly issued and approved invoices, or to the extent an invoice is subject to reasonable dispute, any undisputed portion, within [***] of date on invoice. The Station Manager will approve invoices in a timely manner.

I.
Liens. Service Provider will keep the premises, improvements, machinery, and equipment of Airline free and clear from any and all liens arising out of the Fuel Services performed or materials furnished hereunder. Service Provider will obtain properly executed waivers and releases from all permitted subcontractors or other persons entitled to liens for Fuel Services or materials furnished in accordance with this Agreement. Service Provider hereby agrees to defend, indemnify and hold Airline harmless from any and all costs, expenses, losses and all damages resulting from the filing of any such liens against Airline. As a condition to payment hereunder, Service Provider will from time to time, upon reasonable request by Airline, furnish waivers or releases of such liens or receipts in full for all claims for such Fuel Services or materials and an affidavit that all such claims have been fully satisfied.

5.
REPRESENTATIONS AND WARRANTIES

A.
Permits. Service Provider represents that it has obtained, and will maintain at all times during the term of this Agreement, all permits and consents required in order to provide Fuel Services to Airline at the Airport.

B.
Due Authorization, Execution and Delivery. Each of Airline and Service Provider represent that this Agreement has been duly authorized, executed and delivered by such party and is enforceable against such party in accordance with its terms.

6.
INDEMNIFICATION

A.
Indemnification by Service Provider. Service Provider will be responsible for, defend, indemnify, and hold harmless Airline, United Airlines, Inc. (“United”) and the owner or lessor (and, if applicable, sublessor) of the Airline Premises and their respective officers, employees, and agents (collectively the “Airline Indemnified Parties”) from and against any and all liabilities, claims, suits, judgments, losses, damages, fines or costs (including reasonable attorneys’ fees and expenses) to the

Exhibit 10.2

extent that they arise out of (i) any negligence or willful misconduct on the part of Service Provider in connection with its performance under this Agreement, (ii) any failure of supervision, negligence, or willful misconduct of the Service Provider in connection with its performance under this Agreement, or (iii) any breach or default by Service Provider of its obligations under this Agreement, or (iv) otherwise arising out of Service Provider’s provision of Services under this Agreement, all except and to the extent caused by the negligence or willful misconduct of any of the Airline Indemnified Parties.

B.
Indemnification by Airline. Subject to and without limiting any of Service Provider’s obligations under this Agreement, including the above Service Provider Indemnity, Airline will be responsible for, defend, indemnify and hold harmless Service Provider and United, and their respective officers, employees, and agents (collectively, the “Service Provider Indemnified Parties”) against and from any and all liabilities, claims, suits, judgments, losses, damages, fines or costs (including reasonable attorneys’ fees and expenses in the event that Airline breaches its duty of defense) to the extent that they arise out of any (i) gross negligence or willful misconduct on the part of Airline, its employees or agents (other than Service Provider) in connection with this Agreement, or (ii) any breach or default by Airline of its obligations under this Agreement, all except and to the extent caused by the negligence or willful misconduct of any of the Service Provider Indemnified Parties.

C.
Environmental Indemnity. In addition to all other indemnities provided in this Agreement, Service Provider shall be responsible for, indemnify, defend and hold harmless Airline Indemnified Parties (as defined herein) from and against any and all claims, liabilities, damages, costs, losses, penalties, and judgments, including costs and expenses incident thereto under Environmental Laws or due to the release of a Hazardous Material, which may be suffered or incurred by, accrue against, be charged to, or recoverable from Airline or its officers, agents, servants and employees, arising out of Service Provider’s provision of Services under this Agreement, except to the extent caused by the negligence or willful misconduct of Airline. Notwithstanding anything to the contrary set forth in Section 14(L), such damages may include the payment of consequential, special or exemplary damages to the extent an applicable lease agreement, sublease or other similar agreement requirements payment of such damages.

D.
Cooperation. Both parties shall reasonably cooperate with and assist each other in the defense of any action of whatever kind brought by a third party against either party in connection with the Services, except to the extent such cooperation or assistance precludes or jeopardizes any claims or defenses of such party in connection with any such action.

7.
RECORDS

A.
Upon reasonable request by Airline, Service Provider will make available to Airline

Exhibit 10.2

for inspection and, if necessary, copying a complete set of all daily sign-in registers, listing each of the employees of Service Provider engaged in performance under this Agreement, including name, date, and number of hours worked. Each listing will be acknowledged and verified by the supervisor of each such employee.
B.
Service Provider will maintain, for a period of three (3) years following the performance of any Services, such books, records, and accounts as are necessary for Airline to verify the accuracy of Service Provider’s invoices regarding any performance by Service Provider under this Agreement, including without limitation time sheets, payroll registers, canceled payroll checks, and any other work records of all personnel regarding all work included in any invoice of Service Provider under this Agreement. Airline or its designated representative upon reasonable notice and to the extent permissible by law, may inspect any such books, records, and accounts, during normal business hours throughout the term of this Agreement and for a period of one year after expiration or other termination hereof.

C.
To the extent that Service Provider is required by law or by any regulatory authority to maintain records of background investigations, training, or other qualification or certification of employees or agents of Service Provider performing services under this Agreement, upon expiration or termination of this Agreement for any reason and upon reasonable notice, Service Provider will make available to Airline all such records, to the extent reasonable and permissible by law.

D.
Upon reasonable notice, the books and records of Service Provider relating to Airline fuel inventories and Service Provider’s records relating to employee training, fuel QA checks, facility and equipment maintenance, and compliance requirements, will be accessible to and open for inspection, examination and audit by Airline and/or its authorized representatives to the extent permissible by law.

E.
Service Provider shall maintain records relating to its compliance with Environmental Laws under this Agreement for at least three (3) years or such longer period of time if required by Environmental Laws. Upon reasonable notice Service Provider shall, at the reasonable request of Airline, promptly provide copies of relevant environmental records to Airline to the extent permissible by law.

8.
NONDISCLOSURE OF CONFIDENTIAL AND PROPRIETY INFORMATION

A.
Service Provider acknowledges that, in connection with its performance hereunder, it may access business information that is proprietary to Airline, confidential or compressively sensitive, and/or information, materials, documents that are proprietary to third parties. Service Provider acknowledges that all such information and programs constitute “Confidential and Proprietary Information” which is highly confidential, proprietary and sensitive and understands that any Confidential and Proprietary Information shall be disclosed and made available to Service Provider for the sole and exclusive purpose of performing the Services required by the Agreement.

Exhibit 10.2

B.
Service Provider shall (i) treat all Confidential and Proprietary Information as privileged, confidential, and proprietary (ii) retain same in the strictest confidence;

(iii) use the utmost diligence to guard and protect such Confidential and Proprietary Information (iv) not divulge, copy, disclose or use same, in whole or in part, for any purpose other than for the performance of the Services subject to this

Agreement; and (v) not duplicate or use any Confidential and Proprietary Information, in whole or in part, for itself or third parties, except with the express written consent of Airline and, if applicable, the third party owner; provided however that Confidential and Proprietary Information shall not mean or include:

1.
Any information which is in the public domain or becomes publicly available, unless due to any unauthorized act or omission on the part of Service Provider or any other party;

2.
Any information which becomes rightfully known to the Service Provider from a third party not bound by any restriction of non-disclosure, or

3.
Any information which is expressly authorized to be disclosed by Airline in writing; or

4.
Any information sought pursuant to any subpoena or court order; provided, however, that in such event, Service Provider will promptly notify Airline and afford to Airline such opportunity as is feasible under the circumstances to permit Airline to object to, challenge or resist the disclosure.

C.
Service Provider understands and acknowledges that disclosure of the Confidential and Proprietary Information may give rise to an irreparable injury to Airline, its parent company and/or their respective subsidiaries or affiliates. Accordingly, Service Provider agrees that Airline or the affected entity may seek, in addition to any legal remedies available to it and without the posting of any bond or other security, injunctive relief against the breach or threatened breach of any of the foregoing undertakings.

D.
Airline acknowledges that, in connection with its performance hereunder, it may access business information that is proprietary to Service Provider, confidential or compressively sensitive, and/or information, materials, documents that are proprietary to third parties. Airline acknowledges that all such information and programs constitute Confidential and Proprietary Information which is highly confidential, proprietary and sensitive and understands that any Confidential and Proprietary Information shall be disclosed and made available to Airline for the sole and exclusive purpose of performing the Services required by the Agreement.

E.
Airline shall (i) treat all Confidential and Proprietary Information as privileged, confidential, and proprietary (ii) retain same in the strictest confidence; (iii) use the utmost diligence to guard and protect such Confidential and Proprietary Information (iv) not divulge, copy, disclose or use same, in whole or in part, for

Exhibit 10.2

any purpose other than for the performance of the Services subject to this Agreement; and (v) not duplicate or use any Confidential and Proprietary Information, in whole or in part, for itself or third parties, except with the express written consent of Service Provider and, if applicable, the third party owner; provided however that Confidential and Proprietary Information shall not mean or include:
1.
Any information which is in the public domain or becomes publicly available, unless due to any unauthorized act or omission on the part of Airline or any other party;

2.
Any information which becomes rightfully known to the Airline from a third party not bound by any restriction of non-disclosure, or

3.
Any information which is expressly authorized to be disclosed by Service Provider in writing; or

4.
Any information sought pursuant to any subpoena or court order; provided, however, that in such event, Airline will promptly notify Service Provider and afford to Service Provider such opportunity as is feasible under the circumstances to permit Service Provider to object to, challenge or resist the disclosure.

F.
Airline understands and acknowledges that disclosure of the Confidential and Proprietary Information may give rise to an irreparable injury to Service Provider, its parent company and/or their respective subsidiaries or affiliates. Accordingly, Airline agrees that Service Provider or the affected entity may seek, in addition to any legal remedies available to it and without the posting of any bond or other security, injunctive relief against the breach or threatened breach of any of the foregoing undertakings.

9.
UNAUTHORIZED PAYMENTS

A.
Prohibited Payments. In connection with any performance under this Agreement, neither Service Provider, nor any officer, employee, or agent of Service Provider, will make any payment, or offer, promise or authorize any payment, of any money or other article of value, to any official, employee, or representative of Airline, or to any person or entity doing business with Airline, in order either to obtain or to retain Airline’s business, or to direct Airline’s business to a third party, or to influence any act or decision of any employee or representative of Airline to perform or to fail to perform his or her duties, or to enlist the aid of any third party to do any of the foregoing.

B.
Prohibited Receipt of Payments. In connection with any performance under this Agreement, neither Service Provider, nor any officer, employee, or agent of Service Provider, will solicit or receive any amount of cash or negotiable paper, or any item, service or favor of value from any present or prospective supplier, Service Provider

Exhibit 10.2

or customer of Airline, or from anyone else with whom Airline does business, including any governmental official or representative, for or in connection with the obtaining or retaining any business of or with Airline. Service Provider will refuse to accept all such gifts and, if received, will return such gifts to the donor. In all such cases Service Provider will notify Airline promptly of such gift or offer thereof. If Airline deems it necessary, Service Provider will turn over such gifts to Airline for further handling.
10.
OPERATION OF BUSINESS

A.
Change in Ownership. If any person or business entity that does not presently have a controlling interest in Service Provider obtains a controlling interest in Service Provider whether by merger, acquisition, or otherwise then Airline may provide notice of termination to the Service Provider (or its successor or assign) within [***] from learning of the acquisition. Termination according to this section shall be without penalty or cost to Airline except for payment for obligations which arose prior to the termination date.

B.
Cessation of Business. If Service Provider ceases to do business as a going concern, Service Provider will provide Airline promptly with all testing and quality control procedures and manuals, and all other technical information, and certain equipment as referenced in Section 3(C) above under the terms of that Section, to the extent the foregoing does not represent proprietary information of Service Provider, or if it does, after receipt of assurances from Airline, acceptable to Service Provider, to protect the confidentiality of said proprietary information, sufficient to allow Airline to obtain substitute performance of any duties or obligations of Service Provider under this Agreement.

11.
INSURANCE

It is understood and agreed that the insurance coverages required herein will neither limit nor expand Service Provider’s duty to defend, indemnify and hold harmless pursuant to this Agreement. It is further understood and agreed that the designation of Airline as an additional insured of Service Provider will not increase or expand Service Provider’s defense and indemnification obligations beyond what is required under the terms of this Agreement, nor will it limit or expand Service Provider’s sole responsibility for payment of any deductible or self-insured retention amounts under the Insurance. Except as expressly provided in this Agreement, the aforementioned insurance coverages required of the Service Provider shall be subject to all coverage limitations, exclusions, definitions, conditions, endorsements and other requirements, limitations and obligations set forth in Service Provider’s insurance policies.

Service Provider will obtain and maintain insurance of the following types and amounts:

A.
Comprehensive General Liability Coverage including, On-Airport Operations (including air-side automobile, contractual, completed operations, independent contractor, products hazards, and war risk and allied perils) covering both bodily

Exhibit 10.2

injury and property damage in an amount not less than [***] combined single limit per occurrence.

B.
Automobile Liability covering both bodily injury and property damage in an amount not less than [***] combined single limit per occurrence.

C.
Workers’ Compensation at statutory limits with a waiver of subrogation in favor of Airline and Employers Liability Insurance in an amount not less than [***]

per employee by accident, [***] per employee by disease, and [***] policy limit by disease.

D.
Environmental Impairment Liability in an amount not less than [***] per occurrence and in the annual aggregate.

E.
All Risk Property Coverage at replacement cost.

All insurance policies required to be carried by the Service Provider will (i) be written on an occurrence basis by companies of recognized responsibility and otherwise reasonably acceptable to Airline; (ii) be subject to such deductibles, increases in limits and coverages as Airline may from time to time reasonably request; (iii) name Airline, its directors and officers, agents and employees as additional insureds; (iv) include a provision that no act or omission of Service Provider or any party acting under its direction will affect or limit the obligations of the insurance company in respect to any additional insured; (v) provide appropriate cross liability and severability of interest clauses (vi) be deemed primary without right of contribution of any insurance that Airline may carry and the liability assumed by Service Provider has been specifically insured under the liability policy; and

(vii) provide that the prescribed coverages may not be reduced, canceled, or non-renewed without at least [***] prior written notice to Airline [***] notice with respect to war risk), except in the case of a cancellation for nonpayment of premium, in which case only [***] prior written notice will be sufficient. Certificates evidencing such insurance and clauses will be provided to Airline prior to or upon execution of this agreement.

12.
COMPLIANCE

A.
Law. Service Provider will comply (and will cause all its Personnel to comply) with all applicable laws, ordinances, rules and regulations (federal, state and local), statutory, regulatory, and any and all legal requirements now in effect or that may be enacted, promulgated, issued, or imposed in the future in connection with or relating to any services to be provided by Service Provider including, by way of example and not a limitation, all legal requirements relating to safety or otherwise that are subject to the jurisdiction of the Federal Aviation Administration and the Department of Transportation, The Americans with Disabilities Act, the Civil Rights Act of 1964, as amended, the Foreign Corrupt Practices Act, Workman’s Compensation, Employer’s Liability, Environmental Laws, and applicable rules of affected airport authorities and will make all reports and remit all required withholdings and other deductions from the compensation paid to its personnel.

Exhibit 10.2

B.
Airline’s Safety and Security Procedures. Service Provider shall at all times comply (and will cause all its Personnel fully to comply) with all safety, environmental, security and health regulations in effect at Airline’s facilities of which Service Provider is made aware, including without limitation, Airline’s drug screening and “no smoking” policies; provided, however that Airline’s policies or directives will be minimum requirements, and Service Provider’s full compliance with Airline’s directives will not limit to any extent Service Provider’s responsibility to comply with applicable law under Section 12(A) above. It is additionally provided that, in the event that Airline’s policies are inconsistent with or in conflict with any express legal requirement, Service Provider shall comply with said legal requirement.

C.
Permits, Notices, Approvals, And Code Compliance. Service Provider will at its expense obtain all necessary permits and licenses that may be required in order to perform the Services. Service Provider will ensure that all Services performed and materials furnished under this Agreement comply with all applicable municipal, county, state and federal building, fire, sanitary and other codes. Service Provider will arrange for all necessary governmental or other inspections or approvals, including all notices in connection therewith, regarding all Services. At Airline’s request and upon reasonable notice, Service Provider will provide to Airline written and documentary evidence of Service Provider’s compliance.

D.
Costs. Service Provider must pay governmental fines and fees and any other costs to address any such enforcement action that arises out of the provision of Fuel Services under this Agreement, except to the extent caused by the negligence or willful misconduct of Indemnified Parties.

13.
ENVIRONMENTAL

A.
Definitions.

1.
The term “Environmental Laws” means all applicable federal, state, local and foreign laws and regulations, including orders or settlements under those laws and including airport rules, regulations and policies, lease requirements (if the lease is provided to Service Provider) relating to the environment or human health and safety, including, without limitation, laws, regulations and rules relating to emissions to the air, discharges to surface and subsurface waters, regulation of potable or drinking, the use, storage, release, disposal, transport or handling of Hazardous Materials.

2.
The term “Hazardous Materials” means any substances, whether solid, liquid or gaseous, which are listed and/or or regulated under any Environmental Laws or which otherwise cause or pose a known threat or hazard to health, safety or the environment, including, without limitation any petroleum products or any constituent thereof.

Exhibit 10.2

B.
Service Provider Obligations.

1.
Service Provider shall conduct its operations in a prudent manner, taking reasonable preventative measures to avoid liabilities under any Environmental Laws or harm to human health or the environment, including, without limitation, measures to prevent unpermitted releases of Hazardous Materials to the environment, impacts to on-site or off-site properties and the creation of any public nuisance. If in the course of conducting services under this Agreement Service Provider encounters conditions that could give rise to any liability for Airline (whether or not caused by Service Provider), Service Provider or any other person under any Environmental Laws or which otherwise could harm human health or the environment, Service Provider shall promptly notify Airline of such conditions. Notification shall be provided as indicated in Section 14(G) of this Agreement, with a copy to [insert title and address of Airline representative].

2.
Service Provider shall, at its own expense, conduct its operations in compliance with applicable Environmental Laws, including obtaining any needed permits or authorizations for Service Provider’s operations, and shall properly train its employees to comply with such Environmental Laws.

3.
Service Provider shall ensure that any waste materials generated in connection with the services performed by Service Provider under this Agreement are managed in accordance with all applicable Environmental Laws with Service Provider assuming responsibility as the legal generator of such wastes.

4.
For any leased areas or other equipment that are jointly used or operated by both Service Provider and Airline (and/or other Airline contractors), Service Provider shall effectively coordinate its activities with Airline (and/or other Airline contractors) and otherwise perform such activities to ensure compliance with applicable Environmental Laws. Service Provider’s obligations under this Section shall include, without limitation (by way of example only): (a) properly managing shared fuel storage tanks and ground service equipment to ensure that the fuel complies with the sulfur concentration limitations required under the Clean Air Act and state laws, and its implementing regulations, as amended from time to time, (b) providing information on operations, materials used, and equipment (c) coordination regarding spill response responsibilities. If requested in writing by Airline, Service Provider shall replace specific products used in its operations with less toxic products, as long as there is a reasonable replacement available. If such products are more expensive, the parties agree the increased cost would be paid by Airline.

5.
Except for de minimis amounts of Hazardous Materials that are not required

Exhibit 10.2

to be reported to the Airport or any governmental authority and are immediately and fully remediated to pre-existing conditions, Service Provider shall promptly notify Airline of any spills or leaks of Hazardous Materials arising out of Service Provider’s provision of Services under this Agreement, and shall provide copies to Airline of any written reports provided to any governmental agencies and airport authorities under any Environmental Laws. Service Provider shall promptly undertake all actions to remediate any such spills or leaks to the extent required by applicable Environmental Laws, by an applicable governmental authority, by the airport authority, or in order to comply with a lease obligation. In the event that Service Provider fails to fulfill its remediation obligations under this Section 13(B)(5) to the satisfaction of Airline, Airline may undertake such actions at the sole reasonable and necessary cost and expense of Service Provider. Such costs and expenses shall be promptly paid upon Service Provider’s receipt of a written request for reimbursement by Airline.

6.
Service Provider shall upon written request promptly provide Airline written copies of any notices of violation or other claims from any party related to or associated with the provision of Services conducted by Service Provider under this Agreement. Service Provider shall promptly undertake all actions necessary to resolve such matters, including, without limitation, the payment of fines and penalties to the extent required by applicable Environmental Laws. In the event that Service Provider fails to fulfill its obligations under this Section 13(B)(6), Airline may undertake such actions at the sole reasonable and necessary cost and expense of Service Provider.

7.
If reasonably requested in writing, Service Provider shall conduct a review and provide information to Airline demonstrating compliance with any provision of this Section 13. This review may include, at Airline’s request and expense, the completion of an environmental compliance audit of Service Provider’s activities pursuant to a work plan approved by Airline. Service Provider shall provide Airline with a summary of the results of this audit and provide an opportunity to review the report. Upon [***] advance written notice from Airline, Service Provider shall provide Airline with access (for the limited purpose of ascertaining Service Provider’s compliance with this Section) to that portion of the Fuel Services operations, documents and management employees specifically developed and positioned to provide the Fuel Services to Airline. Service Provider shall promptly remedy areas of non-compliance identified in writing by Service Provider, Airline or by a government agency with jurisdiction over Service Provider’s operations.

8.
Service Provider shall develop, maintain, implement, and update (as necessary) a Spill prevention, Control and Countermeasures Plan (SPCC) as required by 40 CFR Part 112 for the regulated storage of oil and oil

Exhibit 10.2

products.

9.
If Airline provides any information, instruction, or materials (“Airline’s Materials”) to Service Provider relating to Airline’s obligations under any Environmental Laws, Service Provider agrees that such information, instruction, or materials shall not in any way relieve Service Provider of its obligation to comply with Environmental Laws and for avoidance of doubt, Service Provider shall comply with applicable Environmental Laws in the event of a conflict between Environmental Laws and Airline’s Materials. Service Provider further agrees that it shall otherwise preserve the proprietary nature of any such information and ensure that the information is not disclosed to any third parties without first obtaining the written consent of Airline.

14.
MISCELLANEOUS

A.
Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Illinois without regard to conflicts of law provisions.

B.
Entire Agreement/Modifications/Validity. This Agreement, together with all exhibits and attachments hereto, contains the entire agreement between the parties, and supersedes all prior or contemporaneous oral or written representations or communications between the parties. This Agreement may be modified only by an instrument in writing executed by both parties. In the event that a court determines that a portion of this Agreement is void, invalid or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that the Agreement shall otherwise remain in full force and effect and the remaining provisions of this Agreement remain in effect.

C.
Assignment and Subcontracting. Service Provider acknowledges that it may not, and agrees that it shall not (i) assign or otherwise transfer this Agreement, or

(ii) subcontract or delegate any of Service Provider’s obligations under this Agreement in whole or in part without the prior written consent of Airline in each instance, which consent may be withheld in Airline’s sole discretion. No subcontracting, even if approved by Airline, shall (a) release Service Provider from its responsibility for its obligations under this Agreement, in whole or in part;

(b) diminish or limit to any extent Service Provider’s obligation to Airline, or

(c) create a contractual relationship between Airline and any subcontractor.

Notwithstanding anything in this Agreement to the contrary, this Agreement may be assigned, in whole or in part, to any entity into which Airline, or its parent, may be merged or consolidated, or which may succeed to the business of Airline, or its parent, as well as any entity that is an affiliate, subsidiary, parent, or successor of Airline or its parent.

D.
Force Majeure. Without prejudice to Airline’s rights of termination set forth herein,

Exhibit 10.2

neither party will be deemed to be in default or breach of this Agreement, in the event and to the extent that its delay or failure to perform as required under this Agreement is prevented, delayed, or made impossible or impracticable as a result of any act of God, war, insurrection, riot, terrorist attack, civil disorder, unrest or disturbance, martial law or other governmental restrictions, including rationing, epidemics, fire, flood, earthquake or other casualty, failure of facilities or systems, any natural or man-made disaster or other cause of like nature that is beyond the reasonable control of such party (“Force Majeure”). The party affected by an event of Force Majeure, upon prompt written notice given to the other party, shall be excused from its obligations on a day to day basis to the extent of such prevention, restriction or interference provided that the party so affected shall use its best efforts to avoid, remove or work around such Force Majeure event and minimize the consequences thereof and both parties shall resume performance hereunder as soon as feasible.

E.
Nonwaiver. No delay or failure of either party to exercise any right or remedy hereunder shall operate as a waiver thereof in such or any subsequent instance.

F.
Third Party Beneficiaries. Except with respect to United, which shall be a third party beneficiary of this Agreement with respect to the indemnification provisions set forth in Section 6 hereto, nothing in this Agreement is intended to confer any rights or remedies under this Agreement on any person other than Airline and Service Provider.

G.
Notices. All notices, requests or other communications (other than routine communications made or exchanged in the ordinary course of Service Provider’s performance hereunder) shall be given in person, or mailed by certified or registered mail, or by a nationally recognized overnight courier. Notices shall be given to each party at the addresses specified below, or to such other address or addresses as either party may from time to time designate to the other by written notice:

To Airline To Service Provider

Exhibit 10.2

Notices shall be effective upon receipt, or upon attempted delivery where delivery is refused or mail is unclaimed. Any notices from Service Provider to Airline regarding termination of the agreement or changes in the terms and conditions of this agreement shall be directed to Airline’s corporate headquarters at the above mailing addresses.

H.
Publicity. Service Provider may refer to Airline as a customer reference in non- public business dealings with potential customers and financial concerns. Neither party will refer to this Agreement or use the name of the other party in any form of publicity or advertising, either directly or indirectly, without the prior written consent of the other party.
I.
Survival. All obligations accrued but not performed as of the termination of this Agreement, and all obligations which, by their nature survives the expiration or termination of this Agreement, shall survive any such expiration or termination.

J.
Successors and Assigns. Without waiving or limiting any provision of Section 14(C) above, all rights specified hereunder shall be binding on and shall inure to the benefit of the parties’ respective successors and assigns, including trustees and receivers.

K.
Attorneys’ Fees. In the event either party fails to perform any of its obligations under this Agreement or in the event a dispute arises concerning the meaning or interpretation of any provision of this Agreement, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by any other party in enforcing or establishing its rights hereunder (whether in pre-trial, trial or post-trial proceedings or on appeal), including court costs and reasonable attorneys’ fees. The “prevailing party” shall include (i) a party who dismisses an action in exchange for sums allegedly due,

(ii) the party who received performance from the other party where such performance is substantially equal to the relief sought in an action, or (iii) the party determined to be the prevailing party by a court of law, and the “party not prevailing” shall be the other party.

L.
DISCLAIMER OF CONSEQUENTIAL DAMAGES. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR, AND EACH PARTY HEREBY WAIVES AND RELEASES ANY AND ALL CLAIMS AGAINST THE OTHER PARTY FROM, ANY CONSEQUENTIAL, INDIRECT, SPECIAL, INCIDENTAL, COLLATERAL, EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING, WITHOUT LIMITATION DAMAGES DUE TO BUSINESS INTERRUPTION, LOST REVENUES, LOST PROFIT, LOSS OF PROSPECTIVE ECONOMIC ADVANTAGE OR GOODWILL, ARISING FROM OR RELATED TO THIS AGREEMENT, REGARDLESS OF THE TYPE OF CLAIM OF THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLY THEORY, AND REGARDLESS OF THE

Exhibit 10.2

CAUSE OF SUCH DAMAGES (INCLUDING LOSS OF DATA) AND EVEN IF SUCH DAMAGES WERE FORESEEABLE.

THE PROTECTION OR LIMITATION AGAINST LIABILITY AFFORDED BY THIS SECTION 14(L) SHALL APPLY REGARDLESS OF WHETHER THE DAMAGES ARE SOUGHT IN CONTRACT, TORT, STATUTE OR OTHERWISE, AND IRRESPECTIVE OF WHETHER SOLE, CONCURRENT OR OTHER NEGLIGENCE (ACTIVE OR PASSIVE) OR STRICT LIABILITY IF INVOLVED OR IS ASSERTED, AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. TO THE EXTENT NOT PROHIBITED BY LAW, ANY STATUTORY REMEDY INCONSISTENT WITH THE FOREGOING IS HEREBY WAIVED.

M.
Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Agreement may be executed by facsimile or PDF signature.

[Remainder of This Page Intentionally Left Blank; Signature Page(s) Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement for Fuel Services to be duly executed and delivered as of the date and year first written above.

AIRLINE

[Insert legal name]

By: Name: Title:

SERVICE PROVIDER

[Insert legal name]

By: Name: Title:

EXHIBIT A

Location and Compensation

A.
Location of Fuel Services:

Airport City State of

Exhibit 10.2

B.
Compensation For Fuel Services:

I. Service	II. Products	*Service Provider’s sole compensation for providing such services will be:
Into-plane Fueling	Jet-A	per scheduled flight

Defueling	Jet-A	er flight, plus disposal fees if applicable. Fuel must be reintroduced into Airline aircraft within 24 hours.

*Above rates are plus all applicable taxes and airport fees except those specifically excluded in Section 4(D) of this Agreement.

Invoices should be directed to:

Airline

[Insert address]

EXHIBIT B

Licensed Premises

EXHIBIT E

Use of United Marks and Other Identification

1.
Grant. United hereby grants to Contractor, and Contractor accepts, a non-exclusive, personal, non-transferable, royalty-free, fully paid-up right and license to adopt and use the United Marks and other Identification in connection with the rendering by Contractor of Regional Airline Services, subject to the conditions and restrictions set forth herein.

2.
Ownership of the United Marks and Other Identification.

a.
United shall at all times remain the owner of the United Marks and the other Identification and any registrations thereof and Contractor’s use of any United Marks or other Identification shall clearly identify United as the owner of such marks (to the extent practical) to protect United’s interest therein. All use by Contractor of the United Marks and the other Identification shall inure to the benefit of United. Nothing in this Agreement shall give Contractor any right, title, or interest in the United Marks or the other Identification other than right to use the United Marks and the other Identification in accordance with the terms of this Agreement.

b.
Contractor acknowledges United’s ownership of the United Marks and the other Identification and further acknowledges the validity of the Identification. Contractor agrees that it will not do anything that in any way infringes or abridges

Exhibit 10.2

United’s rights in the Identification or directly or indirectly challenges the validity of the Identification

3.
Use of the United Marks and the Other Identification.

a.
Contractor shall use the United Marks and other Identification only as authorized herein by United and in accordance with such standards of quality as United may establish.

b.
Contractor shall use the Identification on all Covered Aircraft and all facilities, equipment and printed materials used in connection with the Contractor Services.

c.
Contractor shall not use the Identification for any purpose other than as set forth in this Exhibit E, and specifically shall have no right to use the United Marks or other Identification on or in any aircraft other than Covered Aircraft or in connection with any other operations of Contractor.

d.
United shall have exclusive control over the use and display of the United Marks and other Identification, and may change the Identification at any time and from time to time (including by adding or deleting marks from the list specified in this Exhibit E), in which case Contractor shall as soon as practicable make such changes as are requested by United to utilize the new Identification; provided that United shall either pay directly the reasonable costs of making such changes to the

Identification or shall promptly reimburse Contractor for its reasonable expenses incurred in making such changes. Expenses paid to Contractor by United require advanced written approval from United.

e.
Nothing shall abridge United’s right to use and/or to license the Identification, and United reserves the right to the continued use of all the Identification, to license such other uses of the Identification and to enter into such agreements with other carriers providing for arrangements similar to those with Contractor as United may desire. No term or provision of this Agreement shall be construed to preclude the use of the United Marks or other Identification by other persons or for similar or other uses not covered by this Agreement.

4.
United-Controlled Litigation. United at its sole expense shall take all steps that in its opinion and sole discretion are necessary and desirable to protect the United Marks and other Identification against any infringement or dilution. Contractor agrees to cooperate fully with United in the defense and protection of the United Marks and other Identification as reasonably requested by United. Contractor shall report to United any infringement or imitation of, or challenge to, the United Marks and other Identification, immediately upon becoming aware of same. Contractor shall not be entitled to bring, or compel United to bring, an action or other legal proceedings on account of any infringements, imitations, or challenges to any element of the United Marks and other Identification without the written agreement of United. United shall not be liable for any loss, cost, damage or expense

Exhibit 10.2

suffered or incurred by Contractor because of the failure or inability to take or consent to the taking of any action on account of any such infringements, imitations or challenges or because of the failure of any such action or proceeding. If United shall commence any action or legal proceeding on account of such infringements, imitations or challenges, Contractor agrees to provide all reasonable assistance requested by United in preparing for and prosecuting the same.

5.
Revocation of License. United shall have the right to cancel the license provided herein in whole or in part at any time and for any reason, in which event all terminated rights to use the Identification provided Contractor herein shall revert to United and the United Marks and the other Identification shall not be used by Contractor in connection with any operations of Contractor. The following provisions shall apply to the termination of the license provided herein: (i) in the case of a termination of the license to use the globe element of the United Marks, Contractor shall cease all use of the globe element of the United Marks with respect to each Covered Aircraft within [***] of such aircraft being withdrawn from the capacity purchase provisions of the Agreement, and shall cease all use of the globe element of the United Marks in all other respects within [***] last Covered Aircraft being withdrawn from this Agreement (unless this Agreement is terminated for Cause or Special Cause pursuant to Section 8.2(a) or the first sentence of Section 8.2(b), in which case Contractor shall cease all use of the globe element of the United Marks within [***] of the Termination Date); (ii) in the case of a termination of the license to use any other United Marks and Identification, Contractor shall cease all use of such other United Marks and Identification within [***] of the termination of the license for such other United Marks and other Identification.

Within such specified period, Contractor shall cease all use of such other United Marks and Identification, and shall change its facilities, equipment, uniforms and supplies to avoid any customer confusion or the appearance that Contractor is continuing to have an operating relationship with United, and Contractor shall not thereafter make use of any word, words, term, design, name or mark confusingly similar to the United Marks or other Identification or take actions that otherwise may infringe the United Marks and the other Identification.

6.
Assignment. The non-exclusive license granted by United to Contractor is personal to Contractor and may not be assigned, sub-licensed or transferred by Contractor in any manner without the written consent of a duly authorized representative of United.

7.
United Marks. The United Marks are as follows:

UNITED EXPRESS

UNITED EXPRESS’S LOGO (DESIGN) IN COLOR

UNITED EXPRESS’S LOGO (DESIGN) IN BLACK AND WHITE

Exhibit 10.2

8.
Aircraft Livery. The aircraft livery shall be as follows, unless otherwise directed by United: The colors blue, gray, white and gold are used on the aircraft. The color white appears on the top approximate 2/3 of the body of the aircraft; the color gray appears below the color white on the remainder of the bottom portion of the body of the aircraft; the color gold is used as a stripe or band dividing the white and gray colors. The tail of the aircraft is primarily blue with the globe logo design in a gold and white combination and the trade name is written in blue on the white portion of the body of the aircraft. Interior décor shall be as directed by United. There shall be no Contractor Marks displayed on the aircraft exterior or in the aircraft interior, including without limitation any marks on any backwall or cabin separator.

All aircraft delivered per Schedule 1 shall be delivered in United livery as of the Actual Delivery Date. If Contractor does not deliver aircraft in United livery on the Actual Delivery Date, then Contractor agrees to backfill the aircraft and its associated lines of flying at no additional cost to United while the scheduled aircraft is being painted. For avoidance of doubt United will incur no additional ownership and United will not reduce lines of flying to accommodate paint.

9.
Survival. The provisions of this Exhibit E shall survive the termination of this Agreement for a period of six years.

EXHIBIT F

Use of Contractor Marks

1.
Grant. Contractor hereby grants to United, and United accepts, a non-exclusive, personal, non-transferable, royalty-free right, fully paid-up and license to adopt and use the Contractor Marks (as defined below) in connection with United’s entering into this Agreement, subject to the conditions and restrictions set forth herein.

2.
Ownership of the Contractor Marks.

a.
Contractor shall at all times remain the owner of the Contractor Marks and any registrations thereof and United’s use of any Contractor Marks shall clearly identify Contractor as the owner of such marks (to the extent practical) to protect Contractor’s interest therein. All use by United of the Contractor Marks shall inure to the benefit of Contractor. Nothing in this Agreement shall give United any right, title, or interest in the Contractor Marks other than right to use the Contractor Marks in accordance with the terms of this Agreement

b.
United acknowledges Contractor’s ownership of the Contractor Marks and further acknowledges the validity of the Contractor Marks. United agrees that it will not do anything that in any way infringes or abridges Contractor’s rights in the Contractor Marks or directly or indirectly challenges the validity of the Contractor Marks.

Exhibit 10.2

3.
Use of the Contractor Marks.

a.
United shall use the Contractor Marks only as authorized herein by Contractor and in accordance with such standards of quality as Contractor may establish.

b.
United shall use the Contractor Marks as necessary or appropriate in United’s sole discretion in connection with the Regional Airline Services, including without limitation the sale or disposition by United of the seat inventory of the Scheduled Flights.

c.
United shall not use the Contractor Marks for any purpose other than as set forth in this Exhibit F, and specifically shall have no right to use the Contractor Marks in connection with any other operations of United.

d.
Contractor may change the Contractor Marks at any time and from time to time (including by adding or deleting marks from the list specified in this Exhibit F), in which case United shall as soon as practicable make such changes as are requested by Contractor to utilize the new Contractor Marks; provided that Contractor shall either pay directly the reasonable costs of making such changes to the Contractor Marks or shall promptly reimburse United for its reasonable expenses incurred in making such changes.
e.
Nothing shall abridge Contractor’s right to use and/or to license the Contractor Marks, and Contractor reserves the right to the continued use of all the Contractor Marks, to license such other uses of the Contractor Marks and to enter into such agreements with other carriers providing for arrangements similar to those with United as Contractor may desire. No term or provision of this Agreement shall be construed to preclude the use of the Contractor Marks by other persons or for other similar uses not covered by this Agreement.

4.
Contractor-Controlled Litigation. Contractor at its sole expense shall take all steps that in its opinion and sole discretion are necessary and desirable to protect the Contractor Marks against any infringement or dilution. United agrees to cooperate fully with Contractor in the defense and protection of the Contractor Marks as reasonably requested by Contractor; provided that Contractor agrees to reimburse United for any reasonable third party costs and expenses incurred by United. United shall report to Contractor any infringement or imitation of, or challenge to, the Contractor Marks, immediately upon becoming aware of same. United shall not be entitled to bring, or compel Contractor to bring, an action or other legal proceedings on account of any infringements, imitations, or challenges to any element of the Contractor Marks without the written agreement of Contractor. Contractor shall not be liable for any loss, cost, damage or expense suffered or incurred by United because of the failure or inability to take or consent to the taking of any action on account of any such infringements, imitations or challenges or because of the failure of any such action or proceeding. If Contractor shall commence any action or legal proceeding on account of such infringements, imitations or challenges, United agrees to provide all reasonable assistance requested by Contractor in preparing for and prosecuting the same; provided that

Exhibit 10.2

Contractor agrees to reimburse United for any reasonable third party costs and expenses incurred by United.

5.
Revocation of License. Contractor shall have the right to cancel the license provided herein in whole or in part at any time and for any reason, in which event all terminated rights to use the Contractor Marks provided United herein shall revert to Contractor and the Contractor Marks shall not be used by United in connection with any operations of United. United shall cease all use of the Contractor Marks in all respects upon the last Covered Aircraft being withdrawn from this Agreement. United shall not thereafter make use of any word, words, term, design, name or mark confusingly similar to the Contractor Marks or take actions that otherwise may infringe the Contractor Marks.

6.
Assignment. The non-exclusive license granted by Contractor to United may be assigned, sub-licensed or transferred by United to its affiliates in any manner without the written consent of Contractor.

7.
Contractor Marks. Contractor represents and warrants that the Contractor Marks consist exclusively of the following: “Operated by Mesa Airlines, Inc.”

8.
Survival. The provisions of this Exhibit F shall survive the termination of this Agreement for a period of six years.

EXHIBIT G

Catering Standards

INFLIGHT PRODUCT SALES PROGRAM

United will market a portfolio of inflight products for purchase on United Express flights which includes liquor, beer, wine, food, or other product offerings. Contractor will administer the program related to such in-flight sales (the “Inflight Product Sales Program”) as United’s representative following all policies and procedures of United. The initial policies and procedures established by United for the sale of products onboard Contractor’s flights under the Agreement with United are set forth below. United reserves the right to change the product offerings, policies and procedures associated with the Inflight Product Sales Program at any time and in its sole discretion.

Station Services

•
United, or United’s catering agent, will provide catering services as directed by United.
•
United or its catering agent will provide supplies, food, liquor, other beverage, and other product uplift as necessary and will remove, store and re-board perishable supply and beverage items on Remain Over Night (RON)/originating flights at airports designated by United as catering airports.

•
In respect of all catering items (including the Inflight Product Sales Programs), Contractor will

Exhibit 10.2

coordinate and communicate with United or United’s catering agent regarding all flight activity, cancellations and irregular operations providing necessary information in a timely manner.

Onboard Services

•
United has right to determine meal/beverage and other product offering service parameters and scheduling for Scheduled Flights.

•
United has right to conduct onboard service audits on Scheduled Flights to ensure service standards are being met.

•
Contractor shall ensure that all flight attendants providing Regional Airline Services are trained on meal and beverage service procedures, including liquor and duty-free sales and cash handling, and will collect all on-board revenue for food, liquor, duty-free sales and/or any other products for sale.

•
With respect to the CRJ900 Covered Aircraft, Contractor will provide, at Contractor’s cost and expense, (i) the initial galley service ship's equipment per aircraft to operate, such as food/beverage galley carts , trash carts, and carrier boxes (the “Galley Service Equipment”), and (ii) other galley shipset equipment such as trays, hot jugs, and coffee makers (“Other Equipment”).(it being acknowledged that the CRJ900 Covered Aircraft was delivered to

United with two (2) half meal service carts and two (2) half trash carts and not the configuration for the Galley Service Equipment described above),. In conjunction with this Amendment, the cart configuration for the CRJ900 Covered Aircraft has changed to three (3) half size food/beverage galley carts, three (3) carrier boxes and one (1) half size trash cart . United shall provide, at United’s cost and expense, the replacement of the Galley Service Equipment, in the newer configuration described in the foregoing sentence as needed; provided that if United shows that such replacement was needed due to damage caused by Contractor’s negligence or willful misconduct, then Contractor, not United, shall pay for the costs of such replacement. Upon replacement, if the replacement is at United’s cost and expense, then, without further act by either party, title to the replacement Galley Service Equipment shall vest in United free and clear of any liens attributable to Contractor. Contractor shall provide, at its cost and expense, the replacement of Other Equipment, as needed.

•
With respect to the E175 Covered Aircraft, United will provide, at United’s cost and expense,

(i) the initial Galley Service Equipment, and (ii) Other Equipment. United shall provide, at United’s cost and expense, the replacement of the Galley Service Equipment and Other Equipment as needed; provided that if United shows that such replacement was needed due to damage caused by Contractor’s negligence or willful misconduct, then Contractor, not United, shall pay for the costs of such replacement. Upon replacement, if the replacement is at United’s cost and expense, then, without further act by either party, title to the replacement Galley Service Equipment shall vest in United free and clear of any liens attributable to Contractor.

•
With respect to both the CRJ900 Covered Aircraft and the E175 Covered Aircraft, United shall

Exhibit 10.2

provide, at United’s cost and expense, any additional Galley Service Equipment and only in the case of the E175 Covered Aircraft, any additional Other Equipment plus additional Galley Service Equipment, in each case as may be necessary for Contractor’s inflight catering services if more than one shipset per aircraft of any item is required in United’s reasonable discretion. Galley Service Equipment and Other Equipment where provided by United for the inflight catering services provided by Contractor as part of the Regional Airline Services shall hereinafter be referred to as the “United Supplemental Equipment”. Contractor’s initial shipset of Galley Service Equipment per CRJ900 Covered Aircraft is referred to herein below as the “Contractor Equipment”, and when combined with the Galley Service Equipment provided by United, may be referred to herein below as the “Combined Equipment”.

•
In addition, the parties agree as follows:
1.
Contractor acknowledges that in accordance with United’s galley cart exchange program, the Contractor Equipment as well as Galley Service Equipment provided by United, if any, will not be specifically assigned to or otherwise designated to the Contractor; rather, they will be rotated among United’s mainline aircraft and the aircraft operated by the United Express carriers, as cart exchanges are scheduled by United.

2.
A shipset of Galley Service Equipment per regional jet shall consist of three (3) half size food/beverage galley carts, three (3) carrier boxes, and one (1) half size trash cart unless otherwise expressly provided herein.
3.
The Combined Equipment will be maintained in accordance with United’s galley cart maintenance program, as defined in United’s Food Services Business Manual, Section
4.
As such, Contractor’s staff shall ensure that defective or damaged carts and carriers on the aircraft are tagged with the “Galley Equipment Needs Repair” tag.

4.
Contractor shall use reasonable measures, including appropriate administrative, technical and physical safeguards, to secure the Combined Equipment and Other Equipment on each of the aircraft operated by Contractor in its Regional Airline Services and while the Combined Equipment and Other Equipment are in the care, control or custody of Contractor. Contractor agrees to notify United promptly whenever any Combined Equipment or Other Equipment has been, or Contractor reasonably believes or suspects that any such Combined Equipment or Other Equipment has been, lost, damaged or destroyed.

5.
Any Combined Equipment and/or Other Equipment, where provided by United, which is lost will be replaced by United at United’s cost and expense; provided, the cost of any Combined Equipment or Other Equipment (provided by United) procured to replace such lost Combined Equipment or Other Equipment will be borne by Contractor to the extent United shows that such Combined Equipment and/or Other Equipment was lost due to Contractor’s negligence or willful misconduct. Any Combined Equipment and/or Other Equipment (provided by United) that is unaccounted for will be considered “lost”. If the Combined Equipment and/or Other Equipment (provided by United) was last in the care, custody or control of Contractor

Exhibit 10.2

and has been lost due to Contractor’s negligence or willful misconduct, United reserves the right to set-off the cost to replace any such lost Combined Equipment and/or Other Equipment pursuant to Section 3.6(c)(ii) and Section 11.13 of the Agreement.

6.
United will provide, at United’s cost and expense, the replacement of any damaged or worn out Combined Equipment and/or Other Equipment (provided by United) as needed; provided, that any Combined Equipment and/or Other Equipment (provided by United) that is damaged will be replaced at Contractor’s expense if United shows that such replacement was needed due to damage caused by Contractor’s negligence or willful misconduct. Worn out Combined Equipment and/or Other Equipment (provided by United) will be considered “damaged” for purposes of the foregoing provision. United reserves the right to set-off the cost to repair or replace any such damaged equipment pursuant to Section 3.6(c)(ii) and Section 11.13 of the Agreement. Upon replacement, without further act by either party, title to the replacement Combined Equipment and Other Equipment shall vest in United free and clear of any liens attributable to Contractor.

7.
Contractor acknowledges that the United Supplemental Equipment is owned solely by United. Subject to Section 9 below, United acknowledges that the Contractor Equipment is owned solely by Contractor. Contractor shall ensure that any and all United Supplemental Equipment and all other supplies and equipment of United or other United Express carriers that are provided by or on behalf of United in connection with United’s Inflight Product Sales Program remain free and clear from any liens attributable to Contractor. United shall ensure that any and all Contractor Equipment remains free and clear from any liens attributable to United. In the event that any liens not permitted hereunder arise, the responsible party will obtain a bond to fully satisfy such liens or otherwise remove such liens at its sole cost and expense [***]

8.
Upon the earlier to occur of (i) the termination of United’s inflight catering service program for United Express flights, as determined by United, (ii) the termination of this Agreement, or (iii) the cessation of the use of the United Supplemental Equipment by the Contractor, as determined by United in its sole discretion (for the sole purposes of this paragraph, such date shall be referred to as the “Service End Date”), Contractor shall cooperate with United or its designated vendor for the collection and return of all United Supplemental Equipment to United at the address designated by United, with such reasonable shipment cost to be borne by United. Contractor shall return the United Supplemental Equipment in its care, custody or control within [***] of the Service End Date in the same condition as the condition of the equipment when Contractor received such United Supplemental Equipment, reasonable wear and tear excepted. United shall bear any reasonable out of pocket shipment cost to return such United Supplemental Equipment to United. United shall only ship United Supplemental Equipment from established United catering locations; in the event the United Supplemental Equipment is located at a non-catering location (such as, but not limited to, the Contractor’s training facility) then Contractor shall bear the shipment cost to return the United Supplemental Equipment

Exhibit 10.2

to a United catering location. United Supplemental Equipment which is damaged due to Contractor’s negligence or willful misconduct when received back by United or its designee will be replaced by United at Contractor’s expense. Worn out United Supplemental Equipment shall be considered “damaged” for the purposes of the foregoing sentence. United reserves the right to set-off the cost associated with the replacement of any such damaged or worn out United Supplemental Equipment pursuant to Section 3.6(c)(ii) and Section 11.13 of the Agreement. For the avoidance of doubt, in addition, as of the Service End Date, Contractor shall retain or have returned to it one used shipset of Galley Service Equipment equal to the number of Contractor Equipment shipsets provided by Contractor as contemplated herein, and in the same configuration as provided by Contractor, subject to reasonable wear and tear, which may or may not be the initial Contractor Equipment initially supplied (any such shipset of Galley Service Equipment, the “Contractor Returned Equipment”). United shall bear any reasonable out of pocket shipment cost to return such Contractor Returned Equipment to Contractor. United shall only ship Contractor Returned Equipment from established United catering locations; in the event the Contractor Returned Equipment is located at a non-catering location (such as, but not limited to, the Contractor’s training facility) then Contractor shall bear the shipment cost to return the Contractor Returned Equipment to a United catering location.

9.
As of the date of return following the Service End Date, title to any Contractor Returned Equipment returned to Contractor or retained by Contractor as contemplated herein shall, without further act by either party, vest in Contractor free and clear of any liens attributable to United. Title to any United Supplemental Equipment

returned to United or retained by United, or to any Contractor Equipment other than the Contractor Returned Equipment that is returned to United or retained by United as contemplated herein shall, without further act by either party, vest in United free and clear of any liens attributable to Contractor.

•
United will provide all liveried catering items, including cups, napkins, etc. as well as all products in the Inflight Product Sales Program.

TECHNOLOGY

The sale of product onboard Contractor’s flights under the Agreement will involve non-cash transactions. United will provide a single hand held device (each such device, an “HHD” and collectively, the “HHD units”) necessary to process credit and debit card transactions for each aircraft in Contractor’s fleet operating as United Express. Contractor shall only swipe the customer’s credit or debit card into the HHD unit for the purpose of processing the customer’s transaction and shall not otherwise use or record the customer information. The HHD units provided by United shall only be used for United’s business purposes.

The HHD units and the information contained therein shall be deemed the confidential and proprietary equipment and information of United and its licensors and shall be subject to the confidentiality terms and conditions set forth in the Agreement for other types of confidential

Exhibit 10.2

information of United. Contractor shall not, and shall not permit others to, reverse engineer, decompile, disassemble or translate the HHD units, including any firmware or software that is loaded upon the units, or otherwise attempt to view, display or print the source code embedded in the HHD units, or any firmware or software loaded on the HHD units. Contractor shall ensure that any and all HHD units and all other supplies and equipment of United or its licensors that are provided by or on behalf of United in connection with United’s Inflight Product Sales Program remain free and clear from any liens attributable to Contractor.

Upon the earlier to occur of (i) the termination of United’s Inflight Product Sales Program, (ii) the termination of this Agreement, or (iii) the cessation of the use of the HHD units by Contractor, as determined by United in its sole discretion, Contractor shall cooperate with United or its designated vendor for the collection and return of all HHD units to United at the address designated by United, at United’s cost. Contractor shall return the HHD units in as good a condition as reasonably possible, except for reasonable wear and tear thereof.

Contractor shall use commercially reasonable efforts to keep secure the HHD on each aircraft. Contractor agrees to notify United whenever any HHD unit has been, or Contractor reasonably believes or suspects that any HHD unit has been, lost, acquired, destroyed, modified, used, disclosed or accessed by any person in an unauthorized manner or for an unauthorized purpose (collectively, “Security Breach”). Contractor further agrees to provide all reasonable assistance requested by United or United’s designated representatives, in the furtherance of any correction, remediation, investigation, enforcement or litigation with respect to a Security Breach, including but not limited to, any notification that United may determine appropriate to send to individuals impacted or potentially impacted by a Security Breach.

Lost equipment will be replaced by United. Replacement costs will be borne by Contractor. Any equipment that is unaccounted for and for which no transactions have been logged for 48 hours will be considered “lost” and, if United shows that such equipment is lost due to Contractor’s negligence, United reserves the right to set-off the replacement cost of such lost equipment by taking a credit of such excess replacement cost pursuant to the procedures set forth in Section 11.13 of the Agreement.

Any HHD unit that is damaged beyond reasonable wear and tear which is shown by United to be due to Contractor’s negligence, will be replaced at Contractor’s expense. United reserves the right to set-off the replacement cost associated with such damaged HHD unit by taking a credit of such excess replacement cost pursuant to the procedures set forth in Section 11.13 of the Agreement.

United, at its cost, will provide or cause to be provided by a vendor of United’s choice the maintenance and battery replacement for the HHD units. Such maintenance and battery replacement will be provided at predetermined intervals designed to maximize HHD and battery useful life, and Contractor will have the right to request maintenance at different times than the predetermined intervals or additional battery replacement at United’s cost upon request. In the event Contractor’s request for maintenance is related to a faulty or defective HHD unit, United shall pay the vendor directly for such non-routine service call.

United will provide at its sole cost and expense (including all out of pocket costs and reimbursement of Contractor’s labor costs) for initial “train the trainer” training to a reasonable

Exhibit 10.2

number of Contractor-designated “trainers” on the use of the HHD. Such cost will be negotiated and agreed upon by the parties. Contractor will be required to (i) retain the training skill beyond the initial “train the trainer” training provided by United and (ii) provide training to Contractor’s crew personnel at Contractor’s own expense.

PRODUCT LOSS AND PILFERAGE

United will establish procedures aimed at limiting product loss. At a minimum, it is required that Contractor’s Flight Attendants record opening and closing inventories of each product to be sold onboard, accounting for all sales and complimentary items distributed.

Seals may be required to prevent tampering with product inventories and to deter pilferage. United will monitor all inventories and reserves the right to charge Contractor for identified loss (including breakage and other damage) and pilferage on a cost (non mark-up) basis determined monthly. Any discrepancies in inventories, seal numbers recorded, or excessive complimentary activity for any product sold must be reported at the hub for use in pilferage investigations by United. Contractor’s failure to provide documentation as reasonably requested by United or its representatives will result in Contractor being charged for pilferage as reasonably determined by United on a cost basis. United reserves the right to set off the value of the loss and/or pilferage on a cost (non mark-up) basis, by taking a credit of such loss and/or pilferage pursuant to the procedures set forth in Section 11.13 of the Agreement. All reasonable product loss and pilferage procedures established by United must be adhered to by Contractor.

United may, at any time during normal operating hours inspect, monitor, or audit Contractor’s administration of the Inflight Product Sales Program described in this Appendix or in other policies and procedures, in order to verify that Contractor is in compliance, in all material respects, with United’s requirements for the Inflight Product Sales Program. Contractor will work with United to ensure reasonably appropriate controls exist designed to comply with United’s requirements and will ensure corrective actions are in place as necessary.

LIQUOR, BEER AND WINE PROGRAM

The Alcoholic Beverage Products offering will be determined by United and provided for by United in the liquor kit supplied to each aircraft. Except as prohibited by law or otherwise agreed by United and Contractor due to the various applicable liquor license laws and regulations, the Alcoholic Beverage Products will be purchased by United prior to being placed onboard Contractor’s aircraft and sold onboard all United Express flights designated by United.

Once onboard Contractor’s aircraft, liquor drawers, bags or other liquor containment mechanisms used by Contractor, as determined by Contractor, are considered a part of ship’s equipment and will be used for the distribution of United’s inflight products.

Contractor shall not serve any Alcoholic Beverage Product(s) on the ground without United’s consent. Contractor will obtain and maintain liquor licenses in the states where they board and/or unload any Alcoholic Beverage Product. Unless otherwise agreed by the parties, Contractor will not board or unload any Alcoholic Beverage Products in Virginia but in the event it is agreed that

Exhibit 10.2

Contractor will board or unload any Alcoholic Beverage Products in Virginia, the parties shall comply with the procedures for Virginia below.

Virginia Alcoholic Beverage Handling Procedures

Contractor will comply with Virginia’s liquor purchase procedures. In Virginia, Contractor will board and/or unload only Alcoholic Beverage Products that Contractor owns. To that end, in the event it is agreed by the parties that Contractor will board and/or unload any Alcoholic Beverage Products in Virginia, Contractor will purchase such Alcoholic Beverage Products directly. Contractor will timely pay the supplier of such Alcoholic Beverage Products directly for such order(s). Once out of Virginia airspace, Contractor will transfer to United the title to the purchased Alcoholic Beverage Products. United will be responsible for any sales tax attributable to the foregoing title transfer.

FOOD AND OTHER PRODUCTS

United reserves the right to introduce other products for sale onboard including food offerings. Food offerings may come in a variety of packaging options and will be integrated into the entire portfolio with regards to specifications and procedures established by United.

Provisioning of product offering will follow United’s procedures at distribution points.

EXHIBIT H

Fuel Efficiency Program

[***]

[***]

EXHIBIT I

IT Requirements

Contractor shall adhere to the IT system and data reporting standards described in this Exhibit I, as they may be changed or supplemented by United from time to time (the “IT Requirements”).

Network Connectivity

United, at its sole expense, will provide and maintain or arrange for the provision of network connectivity with sufficient bandwidth to Contractor, including without limitation redundancy and firewall changes that may be required from time to time. This connectivity will include a minimum of one (1) dedicated circuit. If only one (1) dedicated circuit is used, then Contractor must also use a backup connection or virtual product network via the internet. United, at its sole discretion, shall have the right to determine the optimal number of network connections and to remove any network

Exhibit 10.2

connections determined to be in excess.

Business Continuity Site

Contractor, at its sole expense, will provide and maintain a valid dispatch office site with network connectivity for business continuity purposes. Contractor will test the site annually to ensure that it is functional for its purposes. Contractor will be solely responsible for, and United will have no obligations or duties with respect to, the dispatch of Contractor’s flights. For the purposes of this Exhibit I, the term “dispatch” shall include, but will not be limited to, all planning of aircraft itineraries and routings, fueling and flight release.

United ID Numbers

Contractor, at its sole expense, will participate in United’s automated vendor identification number process. This process is a daily file in a specific format which manages the United vendor identification numbers. The identification numbers are used for system access and pass travel benefits.

Flight Information

Contractor, at its sole expense, will provide accurate real time flight and crew information to the designated United system (including without limitation updates of irregularities) via the designated transmission mechanism.

Data shall include, but not be limited to:

•
Estimated Departure/Arrival Times;
•
Brake Release;
•
Wheel Movement (forward and backward, including first movement after Actual Out Time)
•
Actual Out/Off/On and In Times;
•
Aircraft assignments;
•
Irregular Ops; and
o
Cancel, Re-instate, Diversion, No-Stop, Extra flying, Return to blocks or Field;

•
Flight Plan Enroute Time;
•
Operating/Deadheading Crew Names;
•
Operating Crew Routings (connect from / to); and

Exhibit 10.2

•
Operating crew time per applicable contract or legal parameters. Partner Flight Ops System

Contractor, at its sole expense, will provide United’s designated representatives web access to its Flight Operations System for Flight/Crew Departure Papers and other necessary data requested by United.

United Systems

United will provide access to the following:

•
SHARES – Passenger Service System
o
United will provide SHARES set addresses and signs, however, the flying partner will need to provide the terminal emulation package (can be purchased via United).

•
FLIFO Portal – For manual input in correction of FLIFO
•
SSD – Real time performance data for flying partner

IT Support

Contacts

Contractor will provide a 24/7 technical support contact and contacts for United to escalate IT issues.

Change Management

Contractor will comply with United’s change management processes and system freezes. The change freeze restricts IT system changes during specific periods (Example – 1 week prior to 1 week after a major holiday). Contractor will notify United at least [***] prior to any scheduled system or network outage.

IT System Automated Monitoring/Alerting

Contractor, at its sole expense, will provide and maintain or arrange for the provision of automated monitoring and alerting for IT system and network issues. This service must be programmed to page or call a valid on-call contact with any IT system or network issue being experienced by Contractor.

Notification

Contractor will notify United’s designated Service desk (24/7) (accessible at [***] [***] or any other phone number provided by United from time to time) with any outages or technical issues

Exhibit 10.2

that impact flights operated by Contractor in the provision of Regional Airline Services.

EXHIBIT J

Aircraft Cleanliness and Refurbishment Standards Aircraft Cleanliness Standards

[***]

[***]

[***]

[***]

[***]

[***]
[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]	[***]	[***]

[***]
[***]

[***]

EXHIBIT K

Form of Parent Guarantee

THIS GUARANTEE AGREEMENT (as may be amended from or supplemented from time to time, this “Guarantee”), effective as of November 26, 2019 (the “Effective Date”) by Mesa Air Group, Inc., a Nevada corporation (“Guarantor”), for the benefit of UNITED AIRLINES, INC., a Delaware corporation (“United”).

RECITALS

Exhibit 10.2

WHEREAS United, Guarantor and Mesa Airlines, Inc., a Nevada corporation (“Contractor”) are prepared to enter into that certain Amended and Restated Capacity Purchase Agreement, dated as of November 26, 2019 (as amended from time to time, the “CPA”);

WHEREAS, pursuant to the CPA, Contractor is obligated, among other things, to provide Contractor Services (as such term is defined in the CPA) to United and, in certain circumstances, to make certain reconciliation or indemnity payments to United;

WHEREAS, United, Guarantor and Contractor are prepared to enter into the Ancillary Agreements (as such term is defined in the CPA) pursuant which Contractor is obligated, among other things, to provide ground handling and other services to United and, in certain circumstances, to make certain payments to United;

WHEREAS, Contractor is the wholly-owned subsidiary of Guarantor; and

WHEREAS, it is a condition precedent to United’s execution and delivery of the CPA and the Ancillary Agreements and Guarantor is fully informed, understands and acknowledges that it is a requisite inducement for United to enter into the CPA and the Ancillary Agreement that Guarantor execute and deliver this Guarantee;

NOW, THEREFORE, for and in consideration of the benefits, rights and interests to Contractor derived from the CPA and the Ancillary Agreements, for a necessary inducement to United to enter into the CPA and the Ancillary Agreements, and for other good and valuable consideration, the receipt and sufficiency of which Guarantor acknowledges, Guarantor, fully aware that United in relying hereupon, fully covenants and agrees for the benefit of United as follows:

ARTICLE I DEFINITIONS

Section 1.01 Certain Definitions. Any terms not defined herein shall have the definition given such term in the CPA. As used in this Guarantee, the following terms have the following meanings:

“Beneficiaries” has the meaning given to that term in Section 3.07. “Contractor” has the meaning given to that term in the Recitals. “CPA” has the meaning given to that term in the Recitals.

“Default Interest” has the meaning given to that term in Section 3.06. “Documents” has the meaning given to that term in Section 2.02(a). “Effective Date” has the meaning given to that term in the preamble. “Enforcement Expenses” has the meaning given to that term in Section 3.06.

Exhibit 10.2

“Guarantee” has the meaning given to that term in the preamble. “Guarantor” has the meaning given to that term in the preamble.

“United” has the meaning given to that term in the preamble.

Section 1.02 Other Definitions. Other terms defined in this Guarantee have the meanings so given them. Capitalized terms used but not defined herein shall the same meaning herein as in the CPA.

Section 1.03 Terminology. Unless the context of this Guarantee clearly requires otherwise, (a) pronouns, wherever used herein, and of whatever gender, shall include natural persons and corporations, partnerships, limited liability companies and entities of every kind and character, (b) the singular shall include the plural wherever and as often as may be appropriate, (c) the word “includes” or “including” shall mean “including without limitation”, and (d) the words “hereof”, “herein”, “hereunder”, and similar terms in this Guarantee shall refer to this Guarantee as a whole and not any particular section or article in which such words appear. The section, article, and other headings in this Guarantee are for reference purposes and shall not control or affect the construction of this Guarantee or the interpretation hereof in any respect. Article, section, subsection, and exhibit references are to this Guarantee unless otherwise specified. All exhibits attached to this Guarantee constitute a part of this Guarantee and are incorporated herein. All references to a specific time of day in this Guarantee shall be based upon Central Standard Time or Central Daylight Time, whichever is applicable.

ARTICLE II GUARANTEE

Section 2.01 Guarantee of Obligations. Guarantor unconditionally, absolutely and irrevocably guarantees unto the Beneficiaries the timely payment and performance by Contractor of all of its obligations under the CPA and the Ancillary Agreements, including without limitation the obligation to provide Regional Airline Services, and to make all indemnification payments and reconciliation payments that Contractor is required to make pursuant to the CPA and the Ancillary Agreements.

Section 2.02 Guarantee Absolute. This Guarantee is absolute, continuing and independent of, and in addition to, any and all rights and remedies United may have under the CPA or any Ancillary Agreement and any other guaranties or documents now or hereafter given in connection therewith by Guarantor or others. Without limiting any of the provisions of this Guarantee or the CPA, including without limitation, Section 5.2 thereof, it is acknowledged that Guarantor is not currently a certificated airline and that therefore Guarantor may be required to cause its obligations hereunder to be performed rather than performing them directly. Except as otherwise expressly

Exhibit 10.2

herein provided, the enforceability of Guarantor’s obligations hereunder in accordance with the terms hereof shall not in any way be discharged, impaired or otherwise affected by:

(a)
Any change in the time, manner or place of payment of amounts due under the CPA or any Ancillary Agreement, or any other change or modification in or of any terms, provisions, covenants or conditions of any or all of them;

(b)
The entering into, or the modification or amendment in or of, any lease or sublease of any aircraft or engine, any contract or arrangement for the maintenance or refurbishment of any aircraft or engine, any contract or arrangement for the provision of ground handling services, any lease, sublease or other agreement relating to the use of any terminal or non-terminal airport facility, or any loan agreement, note, deed of trust, assignment, contract or other document or agreement entered into by Contractor or Guarantor relating to the provision of Contractor Services (together with the CPA and the Ancillary Agreements, the “Documents”);

(c)
Any lack of validity or enforceability of any of the Documents;

(d)
Any release or amendment or waiver of or consent to the modification of any other guarantee of payment or performance of all or any obligations under the CPA or any Ancillary Agreement, or any sale or transfer by Contractor of any of its interest in the CPA or any Ancillary Agreement (without implying that Contractor has consented or will consent to any such sale or transfer);

(e)
Any sale or transfer by Guarantor of any of its interest in Contractor (without implying that Guarantor has consented or will consent to any such sale or transfer);

(f)
Any release or waiver of or delay in the enforcement of rights against Contractor, Guarantor or any other person or entity under any of the Documents or against any security thereunder;
(g)
The exercise by United of any of its rights or remedies under any one or more of the Documents; or

(h)
Any other circumstance which might otherwise constitute a defense available to, or discharge of, Guarantor.

Section 2.03 Guarantee of Payment. This Guarantee is a guarantee of payment and performance and not merely a guarantee of collection, and Guarantor’s liabilities and obligations under this Guarantee are and shall at all times continue to be absolute, irrevocable and unconditional in all respects in accordance with the terms of this Guarantee, and shall at all times be valid and enforceable without set off, deduction or counterclaim irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense

Exhibit 10.2

to this Guarantee or the obligations of Guarantor under this Guarantee.

Section 2.04 Financial Statements. Not later than [***] following the end of each calendar year, Guarantor shall deliver to United a copy of Guarantor’s audited consolidated financial statements for such calendar year, certified by Guarantor as being true, correct and complete, together with a report thereon of Guarantor’s independent auditors; provided, that Guarantor shall not be required to deliver financial statements pursuant to this sentence if it is a reporting issuer pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and such financial statements are timely filed with the Securities and Exchange Commission pursuant thereto.

Section 2.05 Representations. Guarantor represents, warrants and covenants that:

(a)
All financial statements heretofore delivered to United with respect to Guarantor are, and all financial statements hereafter delivered to United by Guarantor will be, true and correct in all material respects and fair presentations of Guarantor as of the respective dates thereof;

(b)
No material adverse change has occurred in the financial condition of Guarantor since December 31, 2018;

(c)
Guarantor is a duly organized and validly existing corporation in good standing under the laws of the State of Nevada. Guarantor has the corporate power and authority to enter into and perform its obligations under this Guarantee. Guarantor is duly qualified to do business as a foreign corporation under the laws of each jurisdiction that requires such qualification;

(d)
This Guarantee has been duly executed and delivered by Guarantor and constitutes the legal, valid and binding obligation of Guarantor, fully enforceable against Guarantor in accordance with the terms hereof except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors and subject to the principles of equity;

(e)
Neither the execution or delivery of this Agreement nor the performance by Guarantor of the transactions contemplated hereby will (i) violate, conflict with, or constitute a default under any of the terms of Guarantor’s certificate of incorporation, by-laws, or any provision of, or result in the acceleration of any obligation under, any material contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease or other agreement to which Guarantor is a party or by which any of them or any of their respective properties or assets may be bound, (ii) result in the creation or imposition of any lien, charge or encumbrance in favor of any third person or entity, (iii) violate any law, statute, judgment, decree, order, rule or

Exhibit 10.2

regulation of any governmental authority or body, or (iv) constitute any event which, after notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens, charges or encumbrances;

(f)
No consent of any other person and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by Guarantor, the enforceability against Guarantor, or the validity, of this Guarantee;

(g)
Guarantor has, independently and with advice of counsel of Guarantor’s choice and without reliance upon United, and based upon such documents and information as Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guarantee;

(h)
The financial statements (including the related notes and supporting schedules) of Guarantor delivered (or, if filed with the Securities and Exchange Commission, made available) to United immediately prior to the date hereof fairly present in all material respects the consolidated financial position of Guarantor and its results of operations as of the dates and for the periods specified therein. Since the date of the latest of such financial statements, there has been no material adverse change nor any development or event involving a prospective material adverse change with respect to Guarantor. Such financial statements have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved, except to the extent disclosed therein;

(i)
Guarantor is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts and with such deductibles as are customary in the businesses in which it is engaged, and Guarantor has not received notice of cancellation or non-renewal of such insurance. All such insurance is outstanding and duly in force on the date hereof. Guarantor has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on Guarantor;

(j)
No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the knowledge of Guarantor, threatened: (i) with respect to this Guarantee or any of the transactions contemplated by this Guarantee; (ii) with respect to the CPA or any Ancillary Agreement or any of the transactions contemplated thereby; or (iii) against or affecting Guarantor, or any of its property or assets, which, if adversely determined, would have a material adverse effect on the ability of Guarantor to perform its obligations hereunder; and

Exhibit 10.2

(k)
Guarantor has filed or caused to be filed all tax returns required to be filed, and has paid all taxes due on said returns or on any assessments made against Guarantor, which if not filed or not paid would have a material adverse effect on the business, operations, assets or condition, financial or otherwise, of Guarantor (other than those being contested in good faith by appropriate proceedings for which adequate reserves have been provided for in accordance with generally accepted accounting principles).

Without limiting the other remedies of the Beneficiaries as a result of a breach of any of the foregoing representations and warranties, Guarantor hereby agrees to indemnify the Beneficiaries, their Affiliates and their respective officers, directors, partners, members, employees and agents, and hold them harmless from and against any and all losses, claims, damages, liabilities, expenses (including without limitation reasonably legal fees and expenses), judgments, fines and settlements any of them may incur as a result of any material breach of any representation or warranty contained herein.

Section 2.06 Reinstatement. This Guarantee shall continue to be effective, or be reinstated (as the case may be) if at any time payment by Contractor or Guarantor of all or any part of any sum payable pursuant to the CPA or any Ancillary Agreement, this Guarantee or the other Documents is rescinded or otherwise must be returned by United upon Contractor’s insolvency, bankruptcy or reorganization, all as though such payment had not been made. Until all of the obligations guaranteed hereunder shall have been paid or performed in full, Guarantor shall have no right of subrogation or any other right to enforce any remedy which any of the Beneficiaries now has or may hereafter have against Contractor.

Section 2.07 Self-Help Rights. If Guarantor fails or refuses to perform any or all monetary or non-monetary obligations that are guaranteed hereunder and, in the case of any non- monetary obligations, such failure or refusal continues for [***] following written notice thereof to Guarantor, then, in addition to any other rights and remedies which any Beneficiary may have hereunder or elsewhere, and not in limitation thereof, any Beneficiary shall have the right (but without any obligation so to do) to take action (including the payment of amounts due to any third party) to satisfy such obligation either before or after the exercise of any right or remedy of United against Contractor or Guarantor. The amounts of any and all expenditures so made by United in satisfaction of such obligation (INCLUDING ANY SUCH EXPENDITURE ARISING FROM OR IN CONNECTION WITH UNITED’S NEGLIGENCE IN TAKING SUCH ACTION, BUT EXCEPTING ANY SUCH EXPENDITURES TO THE EXTENT PROVEN TO HAVE BEEN CAUSED BY OR ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF

UNITED) shall be immediately due and payable to United by Guarantor.

Exhibit 10.2

ARTICLE III MISCELLANEOUS

Section 3.01 Exhausting Recourse. United shall not be obligated to pursue or exhaust its recourse against Contractor or any other Person or guarantor, or any security it may have for satisfaction of the obligations guarantied hereunder, before being entitled to performance by Guarantor of each and every one of the obligations hereunder. No delay on the part of Beneficiaries in exercising any right or remedy under this Guarantee or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on Contractor or failure to give any such notice to or make any such demand on Contractor shall be deemed to be a waiver of the obligations of Guarantor hereunder or of the right of Beneficiaries to take further action without notice or demand as provided in this Guarantee. No course of dealing between Guarantor and Beneficiaries shall change, modify or discharge, in whole or in part, this Guarantee or any of the obligations of Guarantor hereunder.

Section 3.02 Guarantee Remains Effective. This Guarantee shall remain in full force and effect, notwithstanding any invalidity, irregularity, or unenforceability of any one or more of the CPA and the Ancillary Agreements. No release or discharge of Contractor in any receivership, bankruptcy, winding-up or other creditor proceedings shall affect, diminish or otherwise impair or otherwise be a defense to the enforcement of this Guarantee by the Beneficiaries. The liability of Guarantor shall not be affected by United causing work necessary for the provision of Contractor Services to be done, or by United’s pursuing any other remedies provided for in the Documents.

Section 3.03 No Conditions. This Guarantee has been delivered free of any conditions and, except as otherwise expressly set forth herein, no representations have been made to Guarantor affecting or limiting the liability of Guarantor hereunder except as expressly provided herein.

Section 3.04 No Bar or Defense; Waiver of Defenses. No action or proceeding brought or instituted under this Guarantee and no recovery in pursuance thereof shall be a bar or defense to any further action or proceeding which may be brought under this Guarantee by reason of any further default or defaults hereunder or in the performance and observance of the terms, covenants, conditions, and provisions in the Documents. Guarantor hereby waives all suretyship defenses and defenses in the nature thereof. Guarantor hereby further waives presentment, protest, notice,

demand, or action or delinquency in respect to any obligation hereby guarantied except as expressly provided herein. Guarantor waives acceptance of this Guarantee. Without limiting the generality of the foregoing, Guarantor specifically waives any requirements imposed by or to which Guarantor may otherwise be entitled by virtue of the suretyship laws of the State of Illinois or any other relevant state of the United States.

Section 3.05 Liability Independent. The liability of Guarantor hereunder is independent of any other bonds or guaranties or other obligations at any time in effect with respect to the

Exhibit 10.2

Documents and may be enforced regardless of the existence, validity, enforcement or non- enforcement of any such other guaranties or other obligations.

Section 3.06 Expenses. Guarantor shall pay all costs, fees and expenses (including reasonable attorneys’ fees) incurred by United in enforcing this Guarantee, provided that United prevails in such enforcement (the “Enforcement Expenses”). Any and all amounts due and owing by Guarantor to United hereunder that are not paid in full to United within [***] following the earlier of the due date or demand therefor shall bear interest from the date such amounts were due hereunder until paid in full at the highest contract rate of interest permitted by applicable law (the “Default Interest”).

Section 3.07 Binding Effect. Neither this Guarantee nor any provisions hereof may be amended, modified, waived, discharged, or terminated orally, except by an instrument in writing duly signed by or on behalf of the party against whom enforcement of such amendment, modification, waiver, discharge or termination is sought. This Guarantee shall inure to the benefit of United and its successors and assigns (collectively, the “Beneficiaries”), and shall be binding upon Guarantor and its successors and assigns; provided, however, that Guarantor shall in no event have the right to assign or transfer Guarantor’s obligations and liabilities under this Guarantee in whole or part and any such attempted assignment or transfer without the prior written consent of United shall be null and void and of no force or effect. This Guarantee is intended to be for the benefit of, and shall be enforceable by, only the Beneficiaries and not by any third parties (including creditors of the Beneficiaries).

Section 3.08 Entire Agreement. This Guarantee, together with the CPA and the Ancillary Agreements, to the extent references are made thereto in this Guarantee, contain the undersigned’s sole and entire understanding and agreement with respect to its entire subject matter, and all prior negotiations, discussions, commitments, representations, agreements and understandings heretofore had between United and Guarantor with respect thereto are merged herein.

Section 3.09 Governing Law. This instrument shall be governed by and construed in accordance with the laws of the State of Illinois.

Section 3.10 Reliance. Guarantor acknowledges that United will rely upon this Guarantee in entering into the CPA and the Ancillary Agreements.

Section 3.11 Notices. All notices made pursuant to this Guarantee shall be in writing and shall be deemed given upon (a) a transmitter’s confirmation of a receipt of a facsimile transmission (but only if followed by confirmed delivery by a standard overnight courier the following business day or if delivered by hand the following business day), (b) confirmed delivery by a standard overnight courier or delivered by hand or (c) e-mail delivery, provided that, in the case of any such notice or communication transmitted by e-mail delivery, such notice or communication shall not

Exhibit 10.2

be in compliance with this Section 3.11 unless such e-mail (i) includes in its subject line the following: “United Guarantee – Important Notice” and (ii) the sender of such email has received a reply which both has not been automatically generated and includes explicit acknowledgement of the e-mail received, to the parties at the following addresses:

If directed to Guarantor, addressed to:

Mesa Air Group, Inc. [***]

If directed to United, addressed to:

United Airlines, Inc. [***]

with a copy to:

United Airlines, Inc. [***]

or to such other address as last designated by a party by notice in writing to the other party hereto.

Section 3.12 Waiver of Jury Trial. Guarantor and United each hereby knowingly, voluntarily and intentionally waive the right to a trial by jury in respect of any litigation based hereon, arising out of, under or in connection with this Guarantee. This waiver is a material inducement for Guarantor to deliver and United to accept this Guarantee.

Section 3.13 Drafting of Guarantee. Guarantor represents and warrants that (i) it was represented by counsel of its choice, who has reviewed this Guarantee and advised it of the contents and meaning; (ii) it is signing this Guarantee voluntarily and with full understanding of its contents and meaning; (iii) it waives any claim or defense that this Guarantee should be construed more strictly against the other party as the drafter thereof.

Section 3.14 Severability. If any provision of this Guarantee or its application to any Person or circumstance is held invalid or unenforceable to any extent, the remainder of this Guarantee and the application of that provision to other Persons or circumstances is not affected in that provision shall be enforced to the greatest extent permitted by law.

Section 3.15 Further Assurances. In connection with this Guarantee and the transactions contemplated by it, Guarantor shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Guarantee and those transactions.

Section 3.16 Multiple Counterparts. This Guarantee may be executed in any number of counterparts and with the same effect as if all signing parties had signed the same document. All

Exhibit 10.2

counterparts shall be construed together and constitute the same instrument.

EXECUTED as of the Effective Date.

Exhibit 10.2

GUARANTOR:

Mesa Air Group, Inc.

By: Name: Title:

EXHIBIT L

[***][***]

[***]

[***]

EXHIBIT M

Career Path Program for Pilots

[***]

[***]

a. [***]

[***]	[***]
[***]	[***]

[***]

a.
[***]

2.
[***]

EXHIBIT N

SAFETY STANDARDS FOR UNITED AND UNITED EXPRESS CARRIERS

Contractor agrees and, as applicable, represents and warrants, to each of the following:

Exhibit 10.2

1.
Contractor is in compliance with, has obtained the applicable air carrier approvals with respect to, and shall remain in compliance throughout the Term of this Agreement, with the U.S. Department of Defense (DoD) Quality and Safety Requirements (including without limitation 32 CFR Part 861 and any other applicable governmental quality or safety requirement), and will maintain approval and continue to comply with all applicable Federal Aviation Regulations (F.A.R.). In the event any change to such compliance or status occurs at any time during the Term, Contractor shall notify United immediately of both (x) any such change and

(y) the corrective actions taken by Contractor or a correction action plan.

2.
Any non-compliance with any safety requirements or corrective action plans shall be grounds for partial or complete suspension or termination by United, without further liability, of this Agreement or any of the terms or conditions of this Agreement; but, with reservation of all other rights and remedies available to United.
3.
Additional safety reviews and audits may be required at United’s discretion and Contractor shall cooperate with all such reviews and audits.
4.
Contractor shall perform all operations in accordance with United Airlines Policies and Procedures and Regional Ground Operations Manual (RGOM).
5.
In all facets of United Express Carrier operations, SAFETY shall be Contractor’s #1 priority. Contractor shall ensure all personnel maintain this same standard during the course of performing their duties.
6.
In addition, Contractor agrees to implement or maintain, as applicable, the following:
a.
Mutual support of one another in implementing these standards by sharing safety data, information and expertise.
b.
Quality maintenance and operations training programs
c.
A carrier internal evaluation program to monitor all operational divisions to include, at a minimum, key safety issues, dangerous goods handling, and training records and qualifications for all personnel.
d.
Quality programs to manage outsourcing of services.
e.
A formalized maintenance quality assurance program to monitor all maintenance and maintenance support activities including but not limited to maintenance practices, required inspection items and technical document control.
f.
Implementation of a program to rectify FAA inspection findings.
g.
Presence of a voluntary self-disclosure reporting program.
h.
Formal process to routinely bring safety and compliance issues to the attention of carrier’s senior management.
i.
Anonymous and non-punitive safety hazard reporting system.
j.
A Senior Management policy statement supporting open safety reporting by employees.
k.
Director of Safety, reporting to the highest levels of management, overseeing the

Exhibit 10.2

carrier’s safety programs.
l.
Process for managing corrective actions from FAA and internal audit program as well as employee disclosure.
m.
Ongoing flight safety education/feedback program.
n.
Ground safety program in airport operating areas.
o.
Incident investigation process that includes accountability, recommendations and corrective actions taken.
p.
Establishment and maintenance of emergency response procedures and manual.
q.
Participation in UAL/industry safety information exchange forum.
r.
Compliance with the safety standards set forth by the International Air Transport Authority (IATA) Operational Safety Audit (IOSA) and shall not be suspended from such IOSA registry.
s.
Contractor will pay for any IOSA audit costs, which costs shall not be reimbursable by United.

EXHIBIT O

Form of Assignment Agreement

This Agreement (this “Agreement”) is made and entered into, and is to be effective on, this the

Exhibit 10.2

day of

Exhibit 10.2

(the “Effective Date”), by , a

corporation (“Assignor”) and , a corporation (“Assignee”), [and the

(“Airport Lessor”)].

W I T N E S S E T H:

WHEREAS, Assignor leases space], designated on Exhibit(s) attached hereto and made a part hereof (together the “Premises”), at

Exhibit 10.2

the

Exhibit 10.2

Airport,

(the “Airport”) under a certain [Airport Use and Lease Agreement dated

, (as amended, hereinafter referred to as the “Lease”)] between Assignor and the Airport Lessor;

WHEREAS, a copy of the Lease has been provided to Assignee and is incorporated herein by reference;

WHEREAS, Assignee operates at the Airport and from portions of the Premises;

WHEREAS, Assignor desires to assign to Assignee [all] [a portion] of Assignor’s remaining right, title and interest in the Lease [insofar (and only insofar) as the Lease pertains to certain leased premises and improvements described on the attached Annex 1], such space herein called the “Assigned Space” and the improvements located within the Assigned Space are herein called the “Assigned Space Improvements”. The Assigned Space and Assigned Space Improvements are herein called the “Assigned Premises”;

WHEREAS, Assignee desires to accept such assignment from Assignor;

[WHEREAS, such assignment requires the prior written consent of the Airport Lessor]; [WHEREAS, pursuant to the Lease, such assignment does not require the consent of the

Airport Lessor (but written notice of such assignment is required to be given to the Airport

Lessor)].

NOW, THEREFORE, in consideration of the assignment herein made and of the mutual agreements and covenants hereinafter set forth, the parties hereto agree as follows:

1.
DEMISE AND USE

Effective on the Effective Date, Assignor hereby assigns to Assignee all of the interest of the lessee under the Lease [insofar (and only insofar) as the Lease pertains to the Assigned Premises].

2.
ACCEPTANCE OF ASSIGNMENT

Assignee accepts the foregoing assignment of the Lease [insofar (and only insofar) as the Lease pertains to the Assigned Premises] and covenants with Assignor, from and after the Effective

Date, to pay all rent and other charges provided for in the Lease, as amended and to perform and observe all of the other covenants, conditions and provisions in the Lease, as amended, to be performed or observed by or on the part of Assignor as tenant under the Lease [in respect of the Assigned Premises].

3.
WARRANTIES

Assignor hereby warrants and covenants that (i) except for the rights and interests of the Airport Lessor under the Lease, Assignor is now the sole owner of all rights and interests in and to the Assigned Premises, (ii) the Lease[, as it relates to the Assigned Premises,] is in full force

Exhibit 10.2

and effect, (iii) Assignor has complied with all terms and provisions of the Lease [as it relates to the Assigned Premises] and same is not currently in default and Assignor knows of no condition which with the passage of time or giving of notice might constitute a default under the Lease by any party, and (iv) the Assigned Premises and the Lease [, insofar as it relates to the Assigned Premises,] are free from all liens and encumbrances. A copy of the Lease (and all amendments thereto) are attached as Annex 2.

Subject to the foregoing, Assignee accepts the Assigned Premises and equipment thereon “AS IS” and acknowledges that there is, with respect to the Assigned Premises and equipment thereon, NO WARRANTY, REPRESENTATION, OR CONDITION OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTY OF HABITABILITY, MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE,

and that none shall be implied by law. Except as stated in this Agreement, Assignee acknowledges that Assignor has made no representations with respect to the Assigned Premises or equipment. Final determination of the suitability of the Assigned Premises or equipment for the use contemplated by Assignee is the sole responsibility of Assignee, and Assignor shall have no responsibility in connection with such suitability.

4.
ASSIGNEE TO COMPLY WITH LEASE TERMS

Assignee agrees to perform and observe all of the covenants, conditions and terms of the Lease relating to the period of time from and after the Effective Date [(insofar, but only insofar, as the same related to the Assigned Premises)], and to protect, defend, indemnify and hold harmless Assignor from and against all claims, damages, and expenses of any kind asserted by any person or entity, including the Airport Lessor, arising out of the nonperformance, nonobservance or improper performance or observance of the covenants, conditions or terms of the Lease [(insofar, but only insofar, as the same relates to the Assigned Premises)]. Assignor shall comply with all remaining terms of the Lease, to the extent any non-compliance could adversely affect Assignee rights in or to the Assigned Premises. Assignor agrees to protect, defend, indemnify and hold harmless Assignee from and against all claims, damages, and expenses of any kind asserted by any person or entity, including the Airport Lessor, arising out of the nonperformance, nonobservance or improper performance or observance prior to the Effective Date of the covenants, conditions or terms of the Lease [(insofar, but only insofar as the same relates to or effects the Assigned Premises)]. Nothing herein shall be construed as to obligate Assignee to be responsible in any way for any hazardous material located in, or the environmental condition of, the Assigned Premises as of the Effective Date to the extent not caused by or arising from Assignee’s operations.

5.
APPROVALS

[This Agreement shall not become effective unless and until the consent of the Airport Lessor is given by execution of consents for the assignments herein made, which consents shall be requested on the standard form for such consents by the lessor as attached hereto as Annex 3. Assignor and Assignee hereby mutually agree to expeditiously take any and all actions, and to cooperate fully with each other, with respect to obtaining any approvals, authorizations, licenses or similar items that may be necessary or desirable in order to carry out the agreements set forth herein or contemplated hereby. The parties hereto agree to request the consent of the Lessor on the consent form attached hereto as Annex 3. The parties agree to make such reasonable changes to such form as may be required by Airport Lessor.]

Exhibit 10.2

[Consent by Airport Lessor. Airport Lessor, as evidenced by its execution below, does hereby consent to this Assignment, [releases Assignor from all of its responsibilities and obligations under the Lease that are attributable to the period of time after the Effective Date, and] agrees to look solely to Assignee for performance of all obligations thereafter under the Lease [as it relates to the Assigned Premises].]

[Acknowledgement. Assignor and Airport Lessor hereby represent to Assignee that the Lease is currently in full force and effect, and that they know of no events of default relating to the Lease or the Assigned Premises as of the date hereof.]

6.
APPLICABLE LAW

[The laws of the State where the Assigned Premises are located shall be used in interpreting this Agreement and in determining the rights of the parties under it.]

7.
SEVERABILITY

If any part of this Agreement is held to be invalid by final judgment of any court of competent jurisdiction, the part held invalid shall be modified to the extent necessary to make it valid or, if necessary, excised, and the remainder of the Agreement shall continue to remain effective.

8.
ENTIRE AGREEMENT

This Agreement contains the entire agreement between the parties with respect to its subject matter and may not be changed in any way, except by a written instrument executed by the parties and, if necessary, approved by the Airport Lessor.

9.
SUCCESSORS AND ASSIGNS

The provisions of this Agreement shall be binding on the parties, their successors and assigns.

IN WITNESS WHEREOF, the parties have properly executed this Agreement effective the date first above written.

ATTEST: [ASSIGNOR]

BY: TITLE: DATE:

ATTEST: [ASSIGNEE]

BY: TITLE: DATE:

[Consent of Airport Lessor

Exhibit 10.2

By: Name:

Title:

Date: ]

Exhibits to be Attached:

Annex 1 – Description of Assigned Space Annex 2 – Copy of Lease

Annex 3 – Request for Consent

ANNEX 1

to the Form of Assignment

DESCRIPTION OF ASSIGNED SPACE

ANNEX 2

to the Form of Assignment

COPY OF LEASE

ANNEX 3

to the Form of Assignment

REQUEST FOR CONSENT TO ASSIGNMENT

, a corporation (“Assignor”) and ,

a corporation (“Assignee”) hereby apply to the [ ] (the “Airport

Lessor”) for its consent to an Assignment attached as Exhibit “A” and dated (the “Effective Date”), for premises described therein (the “Assigned Premises”) as required by the [ Use and Lease Agreement] (the “Agreement”) with for certain premises at Airport. As consideration for the granting of the aforesaid consent and without limitation of any right or remedy of the Airport Lessor as set out in the Agreement, Assignor and Assignee agree with the Airport Lessor as follows:

1.
Assignor represents to Assignee that to its knowledge as of the date hereof, the agreement dated , by and between the Airport Lessor, as Lessor, and Assignor, as Lessee, is in full force and effect and there are no rental fees in arrears and no notices of termination or default are outstanding.

2.
The parties hereto recognize and agree that the cancellation, termination, or expiration of the Agreement shall serve to terminate Assignor’s and Assignee’s rights and obligations concerning the Assigned Premises.

3.
All notices to Assignee (as Lessee) with respect to the Assigned Premises pursuant to the Agreement shall hereinafter be sent to Assignee at the following address:

Exhibit 10.2

4.
In addition, it is expressly understood and agreed as follows:

(a)
That by the granting of this consent to Assignment, the Airport Lessor is not consenting in advance to any future subleases or assignments of the Assigned Premises or any other facilities by [either Assignor or] Assignee.

(b)
That no future amendment, modification or alteration to the Assignment shall be or become effective without prior notice to and approval by the Airport Lessor if required by the provisions of the Agreement.

(c)
That Airport Lessor, as evidenced by it execution of this consent below, [releases Assignor from all of its responsibilities and obligations under the Agreement that are attributable to the period of time after the Effective Date, and] agrees to look solely to Assignee for performance of all obligations thereafter under the Lease [as it relates to the Assigned Premises].

(d)
[That Assignor and Airport Lessor hereby represent to Assignee that the Lease is currently in full force and effect, and that they know of no events of default relating to the Lease or the Assigned Premises as of the date hereof.]

The parties accept the foregoing acknowledgments and agreements and the Airport Lessor hereby consents to the Assignment attached as Exhibit “A”. However, the terms of the Agreement and this Request for Consent shall prevail over any conflicting terms or provisions contained in Exhibit “A” hereto.

FOR THE AIRPORT LESSOR: FOR [ASSIGNOR]:

APPROVED APPROVED

Name: Name:

Title: Director, Department of Aviation Title:

Date: Date:

ATTEST/SEAL:

Exhibit 10.2

FOR [ASSIGNEE]: APPROVED

Name: Name:

Title: Corporate Secretary Title:

Date: Date:

EXHIBIT P

Charter Flight Operations

Subject to the provisions of Section 2.1 establishing, without limitation, that United shall, in its sole discretion, establish all schedules for Charter Flights, including determining the city-pairs served, frequencies, utilization and timing of scheduled arrivals and departures, and shall, in its sole discretion, make all determinations regarding the establishment and scheduling of any Charter Flights, and that Contractor shall operate such Charter Flights pursuant to the terms of the Agreement, each of Contractor and United agrees to the following:

1.
United agrees to schedule Charter Flights using only aircraft that are available to schedule, including Remain Over Night (“RON”) aircraft that are not otherwise in maintenance.

2.
Charter Flights shall be performed at the rates as set forth on Schedules 2A and 2B.

3.
Contractor agrees to have its System Operations Control (“SOC”) employees work directly with United to successfully operate Charter Flights.

4.
Contractor’s SOC will ensure Charter Briefings provided by United are distributed to and reviewed by its crews before the operation of any Charter Flight.

5.
Contractor agrees to provide United’s Charter Operations Planner aircraft routing and assigned crew information (including contact information for the crew) seventy-two (72) hours before the start of any Charter Flight.
6.
Contractor agrees to withhold Charter Flights from its normal monthly crew bid, in order to minimize re-crewing costs in the event that United should need to alter the schedule of a Charter Flight or cancel the Charter Flight altogether.
7.
Contractor’s SOC will remain in constant contact with United’s Charter Operations Planners while conducting any Charter Flight on behalf of United, advising them of weather, maintenance issues, and other factors that could impact, delay, or cause the cancellation of any Charter Flight.

Exhibit 10.2

8.
United personnel will be the sole contact with the charterer and will advise the customer of any delay or cancellation to a Charter Flight.

9.
Contractor will provide Operations Engineering support capable of providing Charter Flight approval for new airports and routes within seventy-two (72) hours of the initial request from United.
10.
Contractor agrees to provide, to the extent allowed by its existing labor agreements, a charter-trained subset of flight attendants at each base to be used on Charter Flights operated on behalf of United.

11.
United agrees to train the above described charter-trained subset of flight attendants—at its own expense—on the special requirements of working a Charter Flight.

12.
To the extent allowed by its existing labor agreements, Contractor agrees to allow United, based upon Customer Satisfaction scores, to select specific flight attendants to fly specific Charter Flights. Nothing in this provision shall operate or be construed to limit Contractor’s responsibility for the acts or omissions of Contractor’s employees, independent contractors or agents, or be construed as joint employment, or excuse any of Contractor’s obligations under Section 4.1(a) herein or under any other provision of this Agreement.

EXHIBIT Q

Ground Handler Indemnity

Unless superseded by another agreement between a United Ground Handler (as defined below) and Contractor, the following provisions shall apply with respect to the actions of United or any of United’s affiliates, in each case only to the extent that such person is acting directly in the capacity as a ground handler (a “United Ground Handler”) for Contractor pursuant to this Agreement.

1.
Indemnification. The United Ground Handler (the “Indemnitor”), on the one hand, shall indemnify, defend and hold harmless Contractor and its directors, officers and employees, on the other hand, (the “Indemnitees”), from and against any and all liabilities incurred by Indemnitee arising out of physical loss of or damage to the Covered Aircraft (hereinafter, a “Claim”) resulting from the negligence of the Indemnitor in providing ground handling services to Indemnitees, except to the extent caused by the negligence or willful misconduct of any Indemnitee; provided that the Indemnitor’s liability pursuant to this Exhibit Q with respect to any such Claim shall not exceed [***] in the aggregate; provided further, that the Indemnitor shall not indemnify Indemnitee for any individual Claim in an amount less than [***]

Exhibit 10.2

2.
Exclusion of Consequential Damages. THE INDEMNITOR SHALL NOT BE LIABLE TO ANY PERSON PURSUANT TO THIS EXHIBIT Q FOR ANY INDIRECT, INCIDENTAL, PUNITIVE, CONSEQUENTIAL OR EXEMPLARY DAMAGES, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF REVENUE OR LOST PROFITS, EVEN IF THE INDEMNITOR HAD BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND EACH INDEMNITEE HEREBY RELEASES AND WAIVES ANY CLAIMS AGAINST THE INDEMNITOR REGARDING SUCH DAMAGES.

3.
Prompt Notification. Any Indemnitee seeking indemnification hereunder shall give prompt and timely notification to the Indemnitor of any such claim, fine, penalty, action or proceeding, and allow the Indemnitor the right to compromise or participate in the defense of same.

EXHIBIT R

[***]

[***]

[***]

EXHIBIT S

United Wi-Fi

1.
General Installation

United has contracted with Gogo, Inc. (“Gogo”) to provide air-to-ground internet service inflight (“United’s Wi-Fi Agreement”). Pursuant to United’s Wi-Fi Agreement, Gogo or one of its subcontractors will install the Gogo Wi-Fi and inflight entertainment equipment, including associated software (“Wi-Fi Equipment”) on the E175 Aircraft. For purposes of this Amendment, Wi-Fi and inflight entertainment services will be defined as “Wi-Fi Services”. As of the date of this Amendment, Gogo has subcontracted with STS Line Maintenance (“STS”) to perform the actual installation of the Wi-Fi Equipment. Contractor and United agree that the Wi-Fi Equipment will be installed on selected Contractor aircraft that provide United Express regional airline services as such aircraft are determined by United from time to time; such initially selected aircraft are defined by tail number and identified in Attachment 1 attached and may be referred to throughout this Amendment as “Equipped Aircraft”. United has purchased, or will purchase, all Wi-Fi Equipment installed. Contractor agrees that United shall remain the sole owner of the Wi-Fi Equipment installed on Contractor aircraft and Contractor agrees not to assert any claim of ownership or a lien on such Wi-Fi Equipment. United will purchase all Wi-Fi Equipment from Gogo. Contractor agrees to use its commercially reasonable efforts to make its selected aircraft available to Gogo and/or STS (or other installation vendor as applicable) to enable the installation of the Wi-Fi Equipment to occur as expeditiously as possible without interfering with Contractor’s operations (and United agrees to reasonably cooperate with

Exhibit 10.2

Contractor in this regard with respect to scheduling of the aircraft to facilitate such installation).

2.
Revenues from the Sale of Wi-Fi service

Contractor acknowledges and agrees that all revenues generated from or in connection with the sale of Wi-Fi Services onboard Equipped Aircraft are the sole property of and shall be retained by United (or, if received by Contractor, shall be promptly remitted without set- off to United, free and clear of any claims or liens created by Contractor or any third party arising by, through or under Contractor or its affiliates). Contractor agrees that it shall reasonably cooperate with United so as to permit United to receive all revenues of the type described above.

3.
Purchase Order Details

Contractor shall issue a no-cost Wi-Fi purchase order to Gogo in accordance with, and subject to, the provisions of United’s Wi-Fi Agreement as such provisions have been provided by United to Contractor for (i) the quantity of shipsets ordered; (ii) requested delivery dates; (iii) point of delivery; (iv) a listing of the aircraft (by tail number) onto which the Wi-Fi Equipment is to be installed; (v) any special requirements relating to the order; and (vi) a purchase order number and date. Each such purchase order shall be at no stated cost to Contractor, and Gogo will issue invoices related to such purchase order(s) issued by Contractor directly to United pursuant to and in accordance with the terms and conditions of United’s Wi-Fi Agreement. If there is any information missing from the purchase order at the time of issuance, Contractor understands that it may affect Gogo’s ability to process and accept the purchase order.

4.
Compliance with Laws and Certification

Contractor will comply with all laws and regulations applicable to Contractor in performing Contractor’s obligations under this Agreement and will cooperate, to the extent reasonably necessary, with Gogo, at no cost or charge to Gogo or United, for Gogo and Gogo subcontractors to comply with all laws and regulations applicable to Gogo and its subcontractors. Contractor will also provide Gogo or its subcontractors, at no cost or charge to Gogo or United, with access to the Equipped Aircraft and provide such assistance as Gogo reasonably requests to obtain and maintain any legally required certification of the Wi-Fi Equipment and Gogo Services at all times during the Term.

5.
Warranty Conditions

Contractor shall notify United and Gogo promptly when it becomes aware of any failure in performance, malfunction, defect, loss of or damage to the Wi-Fi Equipment with reasonable details (it being acknowledged that United may be precluded from claiming a breach of the warranty included in the United Wi-Fi Agreement without such information). Contractor shall not take any action that would (i) cause a failure or defect of the Wi-Fi Equipment by combining it with equipment, software, or services not supplied, authorized or specified by Gogo, (ii) cause Wi-Fi Equipment to be subjected to any misuse, neglect, accident or improper maintenance by Contractor or subcontractors, or (iii) cause an infringement or misappropriation of a third party’s intellectual property by combining the

Exhibit 10.2

Wi-Fi Equipment with any content, materials, equipment or software provided by or on behalf of Contractor that is not authorized or approved by Gogo. Contractor shall not itself, nor knowingly permit any other party to, modify or tamper with the Wi-Fi Equipment, other than Gogo or its subcontractors.

6.
Defective Equipment and Software

In the event of a defect in the Wi-Fi Equipment covered by the warranty, Contractor agrees to use its commercially reasonable efforts to ship such Wi-Fi Equipment to Gogo within forty-eight (48) hours if requested by Gogo to do so (and the reasonable shipping costs shall be reimbursed to Contractor by United).

7.
Maintenance and Support

For a period of time under the United Wi-Fi Agreement, Gogo or its subcontractor will provide touch labor to correct any malfunctioning or defective Wi-Fi Equipment, including any associated software. Following the expiration of this initial warranty period, United may either (i) continue to have Gogo or its subcontractor provide touch labor or (ii) elect to provide touch labor for maintenance of Wi-Fi Equipment on Equipped Aircraft. Gogo may dispatch Gogo personnel or its subcontractors to the Contractor’s designated Wi-Fi Equipment maintenance location to troubleshoot maintenance issues with such Wi-Fi Equipment; the cost of such maintenance services shall be mutually agreed upon between United and Gogo and will be at United expense.

8.
Contractor Responsibilities For Maintenance Support

A.
After installation occurs, Contractor will promptly notify Gogo when it becomes aware that Wi-Fi Equipment is malfunctioning, inoperative or defective. Contractor shall make such Equipped Aircraft available for maintenance services as required, in a timely manner as operationally practical, but shall not exceed [***] hours (it being acknowledged that maintenance touch labor by Gogo or its subcontractors will require a minimum of [***] minutes of maintenance touch time in most cases to avoid an exclusion for such Equipped Aircraft under the service level agreement included in United’s Wi-Fi Agreement).
B.
Contractor shall use its commercially reasonable efforts to make the Equipped Aircraft available to Gogo from time to time at Contractor’s facilities for purposes of refreshing the onboard streaming video content.
C.
Contractor shall provide to Gogo, or its subcontractors, electronic access to all specific and customized technical manuals and documents in order to perform installation, maintenance and repairs including but not limited to its Aircraft Maintenance Manual (AMM), Illustrated Parts Catalog (IPC) and Wiring Diagram Manual (WDM) and any other documents requested which are essential for Gogo or its designated subcontractor to provide maintenance and repair services on the Wi-Fi Equipment.
D.
Contractor shall use commercially reasonable efforts to provide day-to-day communication to United and Gogo as to any non-performance of Gogo Services and the system (e.g., the system is inoperative, the system is restored) as

Exhibit 10.2

necessary.
E.
Contractor shall provide Gogo with the applicable manual reference and procedures for any Service Bulletins relevant to the Gogo Services outlining the appropriate handling procedures.
F.
Contractor will be responsible for ensuring that all applicable Contractor requirements for repair and maintenance stations (such as any FAA required certifications) per Contractor’s maintenance manual are met.
G.
Contractor shall complete all required work for Service Bulletins and associated engineering authorizations (EA) applicable to Contractor related to the Wi-Fi Equipment in a timely manner but in no case longer that [***] weeks.
H.
Contractor shall store spare parts to repair and maintain the Wi-Fi Equipment in a secure, environmentally stable location. Contractor shall maintain adequate levels of insurance against loss or damage while such spare parts are in Contractor’s custody and control.
I.
Contractor will provide a program contact and such other human resources with respect to the Wi-Fi Services, including resources onsite at certain locations at certain times, as may reasonably be required to work cooperatively with Gogo and its subcontractors in support of the program plan and schedule.

9.
Contractor Responsibilities- Other
A.
Contractor’s inflight crews shall not knowingly interfere with the operation of the Wi-Fi Equipment.
B.
Contractor shall use reasonable efforts to inform its inflight crews such that the crews are reasonably knowledgeable of the Wi-Fi Services and are able to answer general customer questions regarding such services.
C.
Contractor’s inflight crews shall make timely announcements to passengers on Equipped Aircraft regarding the availability of Wi-Fi Services
D.
Contractor shall keep the seatbacks on the Equipped Aircraft stocked with seatback cards containing information about Wi- Fi Services.

10.
Release of Leased Aircraft

With respect to any Equipped Aircraft (leased by Contractor from third parties or owned by Contractor) that ceases operating as United Express service, unless otherwise agreed by United and Contractor at such time, Contractor acknowledges that United or its subcontractors may elect to de-install the Wi-Fi Equipment from such aircraft, at United’s expense. Contractor shall make the Equipped Aircraft available for such deinstallation services as and where reasonably required by United or Gogo, in a timely manner.

11.
Confidentiality

Contractor and United agree that in the course of performing this Amendment, each party will be bound by the non-disclosure agreement dated August 1, 2014 among United, Gogo and Contractor. Any confidential information of Gogo provided to Contractor by either United and/or Gogo shall be deemed Confidential Information of United for purposes of Article 11.7 of the Agreement.

Exhibit 10.2

12.
Liability/Risk of Loss

Contractor shall promptly notify United and Gogo of any damage (except normal wear and tear), destruction, loss (including after any event of default under a Contractor financing agreement that results in the loss of such Wi-Fi Equipment, including as a result of the foreclosure of any lien or the exercise of remedies by any financing party), theft, or governmental taking of any Wi-Fi Equipment or spare parts in Contractor’s custody upon Contractor’s becoming aware thereof and, whether or not covered by Contractor’s insurance (“Event of Loss”). If an Event of Loss occurs, Contractor shall be responsible for the cost of any necessary repair or replacement of such Wi-Fi Equipment or spare parts unless such Event of Loss was caused by a defect or malfunction of such Wi-Fi Equipment. When an Event of Loss is caused by Contractor, such repair or replacement shall not be considered part of Gogo’s maintenance obligations, but Gogo or United may coordinate and oversee repair or replacement performed by a third-party on a “Pass-Through Expenses” basis from United to Contractor as a set-off per the Agreement, or have such repair or replacement performed by Gogo at Gogo’s agreed-upon prices, in each case at Contractor’s expense.

A.
As between United and Contractor, United agrees to be responsible to Contractor for any damage to a Contractor aircraft that might occur during the installation or maintenance of the Wi-Fi Equipment, in each case caused by or resulting from any negligent acts or omissions of United, Gogo and/or STS (or the applicable

Gogo installation or maintenance subcontractor) or their respective directors, officers, employees or agents, excluding damage to a Contractor aircraft that is caused by or results from the negligence or willful misconduct of Contractor or its contractors, or their respective officers, directors, employees or agents whether Contractor is acting on its own behalf or as a subcontractor of Gogo. If any such damage occurs during such installation or maintenance, upon receipt from Contractor of a claim for the repair of any such damage to a Contractor aircraft or for reimbursement for the cost for repairing any such damage, together with reasonably detailed substantiating details for the amount of any such claim, United agrees to cause such damage to be repaired or to reimburse Contractor for the cost of repairing such damage.

B.
Without limiting any of Contractor’s obligations contained herein, Contractor shall have risk of loss for any Wi-Fi Equipment and related equipment, spares and/or supplies while stored at Contractor’s facilities. In addition, Contractor shall be liable to United for any and all damage or loss of Wi-Fi Equipment installed on Contractor aircraft caused by or resulting from Contractor’s negligence or willful misconduct, or an event of default under a Contractor financing agreement which results in the loss of such Wi-Fi Equipment, including as a result of the foreclosure of any lien or the exercise of remedies by any financing party.

13.
Installation Schedule and Support for Revenue Launch
A.
Fleet Availability. Contractor shall make its aircraft available to install the Wi-Fi Equipment, and for testing and certification of the Wi-Fi Equipment in

Exhibit 10.2

accordance with the schedule set forth in this Attachment 2. If Gogo requests an Equipped Aircraft inspection, then Gogo will provide Contractor with at least [***] notice prior to requesting Contractor to perform such aircraft inspection. If at least [***] prior notice is not practical under the circumstances, Contractor will use commercially reasonable efforts to conduct such inspection.
B.
Contractor Resources. Contractor will (i) make engineering resources reasonably available to Gogo on an agreed-upon schedule to assist with technical aircraft and cabin surveys, and (ii) provide information on existing aircraft systems and design-for-maintenance knowledge.

14.
Marketing Plan
A.
Initiatives. Contractor shall inform and direct their employees to keep the Wi-Fi Equipment turned on at all times. Contractor shall inform and direct their employees to: (a) make timely announcements to passengers on Equipped Aircraft regarding the availability of Wi-Fi Services for customers to use; and (b) keep the seatbacks on the Equipped Aircraft stocked with seatback cards containing information about Wi- Fi Services at all times.
B.
Marketing and Publicity. Contractor will not use Gogo’s or United’s logotypes, trade names, trademarks, service marks, or other proprietary marks or words, in any public statements, press releases, advertising or promotional materials with respect to the Wi-Fi Services or this Amendment without the respective party’s consent, except where a specific use has been approved in advance and in writing (e-mail will constitute a writing for this purpose).

15.
Wi-Fi Installation Costs

United agrees to timely purchase and pay for all materials, consumables, equipment, shipping and reasonable labor costs for the installation project, including all engineering and certification services, necessary or appropriate to complete the installation of the Wi- Fi Equipment as quickly as possible. United will reimburse Contractor for those reasonable costs incurred by Contractor related to the items in this Section 15, provided that they have been approved by United in advance and in writing.

16.
Removal of Wi-Fi Equipment

At United’s cost and expense, United may remove the Wi-Fi Equipment at any time, and upon any such removal, United shall repair any damage to the Contractor aircraft caused by such removal, except to the extent any such cost or expense is caused by or is resulting from the negligence or willful misconduct of Contractor or its agents, which shall be borne by Contractor.

17.
Ownership of Wi-Fi Equipment and Related Covenants.
A.
United will own, at all times, the Wi-Fi Equipment; provided, that, with respect to any Aircraft Used in United Express Services leased by Contractor from third parties or owned by Contractor, unless otherwise agreed between United and Contractor at such time, at the termination of the lease United may elect to

Exhibit 10.2

remove such equipment upon notice from Contractor at United’s cost and expense and will repair any damage caused by such removal, except to the extent any such cost or expense is caused by or is resulting from any negligence or willful misconduct of Contractor or its agents, which shall be borne by Contractor. If United elects not to remove such equipment, United shall assign to Contractor all ownership rights in the Wi-Fi Equipment free and clear of all liens and encumbrances. United shall notify Contractor at least [***] prior to the end of its election under this Section.
B.
The Wi-Fi Equipment will be free from all liens or other encumbrances created by Contractor or any third party arising by, through or under Contractor or its affiliates, including, but not limited to, with respect to Contractor aircraft subject to debt financing. Any new financing lien on an aircraft shall not apply to the Wi- Fi Equipment at the time such Wi-Fi Equipment is added to the aircraft. In the event a lien or other encumbrance is created on the Wi-Fi Equipment, which causes United loss of such Wi-Fi Equipment, Mesa agrees to pay United the fair market value of the Wi-Fi Equipment at the time of loss.
C.
United agrees, on United’s behalf and on behalf of Gogo, its subcontractors, or any other party claiming an interest in the Wi-Fi Equipment, that none of such parties shall acquire or claim, as against the owners of the Contractor aircraft or any third party providing financing with respect to the Contractor aircraft, any right, title or interest in the Contractor aircraft or any portion thereof (other than the Wi-Fi Equipment and related parts and supplies) by reason of the installation of such Wi-Fi Equipment on Contractor aircraft.

Attachment 1

Mesa (UA Regional) E175 Gogo Tails			Mesa (UA Regional) CRJ900 Gogo Tails
#	Nose#	Reg #	#	Nose#	Reg #
1	301	N88301	1
2	302	N87302	2
3	303	N87303	3
4	304	N89304	4
5	305	N93305	5
6	306	N87306	6
7	307	N84307	7
8	308	N89308	8
9	309	N86309	9
10	310	N88310	10
11	311	N86311
12	312	N86312
13	313	N89313
14	314	N82314
15	315	N89315

Exhibit 10.2

16	316	N86316
17	317	N89317
18	318	N87318
19	319	N87319
20	320	N85320
21	321	N89321
22	322	N86322
23	323	N85323
24	324	N86324
25	325	N88325
26	326	N88326
27	327	N88327
28	328	N88328
29	329	N83329
30	330	N88330

Attachment 2

Mesa (UA Regional) E175 Gogo installations								Mesa (UA Regional) CRJ900 Gogo installations
#	Reg #	Install Loc	Install ATG		Install Loc	Install ATG4		#	Reg #	Install Loc	Install ATG4
			Start	Cmplt		Start	Cmplt				Start	Cmplt
1	N88301	DFW	2/9/2015	2/10/15	IAH	TBD		1
2	N87302	DFW	1/31/15	2/1/2015	IAH	TBD		2
3	N87303	DFW	2/2/15	2/4/2015	IAH	TBD		3
4	N89304	DFW	21/2/12015	02/13/15	IAH	TBD		4
5	N93305	DFW	2/6/2015	02/08/15	IAH	TBD		5
6	N87306	DFW	1/26/2015	01/29/15	IAH	TBD		6
7	N84307	DFW	3/13/15	3/13/15	IAH	TBD		7
8	N89308	DFW	2/22/2015	2/25/15	IAH	TBD		8
9	N86309	DFW	2/27/15	2/27/15	IAH	TBD		9
10	N88310	DFW	2/26/15	2/26/15	IAH	TBD		10
11	N86311	DFW	3/9/15	3/10/15	IAH	TBD
12	N86312	DFW	3/4/15	3/5/15	IAH	TBD
13	N89313	DFW	2/14/15	2/18/15	IAH	TBD
14	N82314	DFW	3/6/15	3/7/15	IAH	TBD
15	N89315	DFW	3/715	3/8/2015	IAH	TBD
16	N86316	DFW	3/11/15	03/12/15	IAH	TBD
17	N89317	DFW	31/5/15	3/16/15	IAH	TBD
18	N87318	DFW	1/8/15	1/21/15	IAH	TBD
19	N87319	DFW	1/17/15	1/23/15	IAH	TBD

Exhibit 10.2

20	N85320	DFW	TBD	IAH	TBD
21	N89321	DFW	TBD	IAH	TBD
22	N86322	DFW	TBD	IAH	TBD
23	N85323	DFW	TBD	IAH	TBD
24	N86324	DFW	TBD	IAH	TBD
25	N88325	DFW	TBD	IAH	TBD
26	N88326	DFW	TBD	IAH	TBD
27	N88327	DFW	TBD	IAH	TBD
28	N88328	DFW	TBD	IAH	TBD
29	N83329	DFW	TBD	IAH	TBD
30	N88330	DFW	TBD	IAH	TBD